UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-04416

Allegiant Funds

(Exact name of registrant as specified in charter)

760 Moore Road King of Prussia, PA	19406
(Address of principal executive offices)	(Zip code)

Audrey C. Talley, Esq.

Drinker Biddle & Reath LLP

One Logan Square

18th & Cherry Streets

Philadelphia, PA 19103-6996

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-622-3863

Date of fiscal year end: May 31

Date of reporting period: May 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Annual Report to Shareholders is attached herewith.

ANNUAL REPORT

May 31, 2007

Equity Funds

Asset Allocation Fund

Allegiant

AllegiantFunds.com

The Discipline of Investing,
a Commitment to Results

ALLEGIANT EQUITY AND ASSET ALLOCATION FUNDS ANNUAL REPORT

EQUITY FUNDS

International Equity Fund

Large Cap Core Equity Fund

Large Cap Growth Fund

Large Cap Value Fund

Mid Cap Value Fund

Multi-Factor Mid Cap Growth Fund (formerly Mid Cap Growth Fund)

Multi-Factor Small Cap Core Fund

Multi-Factor Small Cap Focused Value Fund

Multi-Factor Small Cap Growth Fund

Multi-Factor Small Cap Value Fund

S&P 500® Index Fund

Small Cap Core Fund

Small Cap Growth Fund

ASSET ALLOCATION FUND

Balanced Allocation Fund

OTHER ALLEGIANT FUNDS

FIXED INCOME FUNDS

Bond Fund

Government Mortgage Fund

Intermediate Bond Fund

Limited Maturity Bond Fund

Total Return Advantage Fund

Ultra Short Bond Fund

TAX EXEMPT BOND FUNDS

Intermediate Tax Exempt Bond Fund

Michigan Intermediate Municipal Bond Fund

Ohio Intermediate Tax Exempt Bond Fund

Pennsylvania Intermediate Municipal Bond Fund

MONEY MARKET FUNDS

Government Money Market Fund

Money Market Fund

Ohio Municipal Money Market Fund

Pennsylvania Tax Exempt Money Market Fund

Tax Exempt Money Market Fund

Treasury Money Market Fund

TABLE OF CONTENTS

Chairman’s Message	1
Report from Allegiant Asset Management Company	2
Explanation of Expense Tables	5

	Fund Overviews	Financial Highlights	Statements of Net Assets
International Equity Fund	6	37	44
Large Cap Core Equity Fund	8	37	48
Large Cap Growth Fund	10	38	50
Large Cap Value Fund	12	38	52
Mid Cap Value Fund	14	39	54
Multi-Factor Mid Cap Growth Fund	16	39	56
Multi-Factor Small Cap Core Fund	18	40	58
Multi-Factor Small Cap Focused Value Fund	20	40	60
Multi-Factor Small Cap Growth Fund	22	40	62
Multi-Factor Small Cap Value Fund	24	40	64
S&P 500® Index Fund	26	41	67
Small Cap Core Fund	28	41	73
Small Cap Growth Fund	30	42	75
Balanced Allocation Fund	32	43	77

Trustees and Officers of the Trust	34
Report of Independent Registered Public Accounting Firm	36

Statements of Operations			84
Statements of Changes in Net Assets			88
Notes to Financial Statements			93
Notice to Shareholders			107

This material must be preceded or accompanied by a prospectus.

You should consider the investment objectives, risks, charges, and expenses of the Allegiant Equity and Asset Allocation Funds (the “Funds”) carefully before investing. A prospectus and other information about the Funds may be obtained by calling your investment professional, calling 1-800-622-FUND (3863) or downloading one at www.allegiantfunds.com. Please read it carefully before investing.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at www.allegiantfunds.com.

Allegiant Asset Management Company (“Adviser”) serves as investment adviser to the Funds, for which it receives an investment advisory fee. The Funds are distributed by Professional Funds Distributor, LLC (“PFD”), 760 Moore Road, King of Prussia, PA 19406. PFD is not affiliated with the Adviser and is not a bank.

Allegiant Equity and Asset Allocation Funds

CHAIRMAN’S MESSAGE

JULY 2007

Dear Shareholders:

We are pleased to provide you with important annual information about Allegiant Funds, as well as a review of the financial markets and the events shaping the global markets. Overall the Board is pleased with the performance of the portfolio management teams. During the year ended May 31, 2007, total assets of the Allegiant Funds increased from $10.5 billion to $11.2 billion primarily due to equity market appreciation and money market inflows. We encourage you to review the audited financial information contained in this report.

A tenet of successful investing is building a well constructed diversified portfolio. Allegiant Funds is committed to helping you achieve your investment goals by offering a broad array of styles. One such fund, Allegiant Mid Cap Value, fills an important diversification role between the more familiar large and small cap equity styles. The Fund tripled its assets over the last year and will reach its 5 year anniversary mark on July 31, 2007. We encourage you to periodically evaluate your investment portfolio.

Should you have any questions regarding Allegiant Funds or the information contained in this report, please contact your investment professional or call Investor Services at 1-800-622-FUND (3863).

Thank you for your continued confidence in Allegiant Funds. We look forward to continuing to assist you with achieving your investment goals in the year ahead.

Sincerely,

Robert D. Neary Chairman

Allegiant Equity and Asset Allocation Funds

REPORT FROM ALLEGIANT ASSET MANAGEMENT COMPANY

“…the Fed established a holding pattern with the federal funds rate at 5.25%.”

Over the last year, we’ve provided updates on the progress Allegiant Asset Management has made and we are seeing the impact of that transformation. Our focus is on delivering competitive products to our shareholders. We believe the changes you have seen are leading us in this direction. Our investment teams, while located in various cities across the country, continue to benefit from sharing ideas. Across the spectrum of both equity and fixed income investments, a significant number of our mutual funds have outperformed their benchmarks and/or Lipper peer groups.(1) Although the markets have oscillated, our teams have remained focused on their investment process yielding strong results. And, we continue to be opportunistic in looking for areas to expand upon our capabilities and grow our product offerings to meet your ever changing needs.

Review

The markets spent most of the past fiscal year focused on the Federal Reserve Board, which, despite widespread speculation of impending interest rate cuts, took no such action. Rather, the Fed established a holding pattern with the federal funds rate at 5.25%. Despite the inaction, interest rate speculation remained intense as debate centered on competing fears of a slowing economy and rising inflation.

The housing market recession was dominant among fears of an excessive economic slow-down. Previous years of abnormally low interest rates combined with a dramatic relaxation of underwriting standards and increased speculation resulted in widely overvalued market conditions. As interest rates trended higher and affordability trended lower, however, demand collapsed, prices weakened, and credit problems multiplied.

Fortunately, the rest of the economy held up well. Sustained by healthy job and income gains, and rising net worth, the stalwart American consumer showed little evidence of retrenchment aside from episodic set-backs driven by energy price spikes. Commercial construction activity remained buoyant due to falling vacancy rates and foreign trade improved due to strong growth abroad and a declining value of the dollar.

Eventually, the economy’s resilience gave way to inflationary angst. Commodity prices remained stubbornly high and “core” measures of inflation exceeded the ranges preferred by Federal Reserve officials.

Equities

The stock market kept a hopeful eye on the Fed and reached new highs, predicated on the expectation of a “Goldilocks scenario” nurtured by lower interest rates. In late February, however, global markets sold off following a 10% drop in the Chinese exchange and emerging evidence of subprime mortgage difficulties. The decline was short-lived as favorable liquidity, strong global growth and better-than-expected earnings provided welcome tailwinds to rising markets worldwide.

U.S. corporations continued to generate robust earnings growth, fueled by their continued global expansion. For the first time, companies in the S&P 500® Index will generate over 50% of their

(1)	Peer-group performance is derived from data provided by Lipper Inc.

Commentary provided by Allegiant Asset Management Company

“For the first time, companies in the S&P 500® Index will generate over 50% of their sales abroad.”

sales abroad. The robust economic growth of China, developing economies, and Europe, combined with a weak U.S. dollar, helped offset results from domestic operations.

Merger and acquisition activity also surged and record levels of equity buy-backs further buoyed the market, each supported by still-low interest rates and cash-rich balance sheets. Private equity firms enjoyed record inflows as appetites for “alternative” investments remained strong.

Stock market returns for the year ended May 31, 2007, were stellar. The S&P 500® reached a new high in late May and returned 22.79%, while the Russell 2000® returned 18.92%. Large cap stocks finally outperformed small cap, and value continued to top growth.* International developed markets (MSCI EAFE®) returned 26.84%, while emerging markets (MSCI EM®) returned 38.16%.**

Telecomm dominated all sectors, returning 49.80% for the year. Utilities returned 35.99%, followed by energy at 28.45%. Industrials and consumer staples lagged the overall market at 16.81% and 18.76%, respectively.

Fixed Income

The fixed income market over the last year was marked by a flat-to-inverted yield curve, historically low spreads, and low volatility. As calendar 2006 drew to an end, bond yields increased due to a combination of favorable economic readings and persistently unacceptable inflation. Still, given low market risk premiums and low interest rates, bonds performed well across all sectors.

Interest rate volatility declined throughout the year, as the Fed remained on hold and interest rates traded in a fairly narrow range. Nonetheless, the subprime crisis and an associated surge in delinquencies and defaults did affect lower quality segments of the mortgage market. Conversely, the U.S. agency component of the mortgage-backed market was affected very little.

Within the corporate component of the bond markets, spreads traded historically tight on the back of robust cash flows and higher-than-expected earnings. Growing concerns over domestic economic weakness coupled with housing-related problems have weighed on the corporate market in 2007, slightly widening spreads. Nevertheless, the Lehman Brothers U.S. Corporate Investment Grade Index finished the year ended May 31, 2007, by returning 7.36%.

The volatility across equity markets in late February 2007 carried over to the bond markets, as investors sought higher quality Treasuries, pushing yields down. Yields soon reversed direction and began to tick upward due to concerns over waning foreign interest in Treasury holdings, strong growth abroad, and renewed inflation pressures.

What’s Ahead?

The preoccupation with higher inflation and slower economic growth remains in place. Energy and food costs continue to trend higher and recent declines in core inflation are tenuous. Meanwhile, the housing market remains precarious. Together, it is possible that these vulnerabilities could move the U.S. economy dangerously close to recession. However, the Fed maintains that moderate economic growth (GDP below the economy’s full potential) will allow inflation pressures to gradually abate, and the economy will slowly recover without further action on its part.

*	Large-company stocks are represented by the Russell 1000® Index and Small-company stocks are represented by the Russell 2000® Index.
**	The Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE®”) and the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM®”)

Allegiant Equity and Asset Allocation Funds

REPORT FROM ALLEGIANT ASSET MANAGEMENT COMPANY

Though 2007 first quarter earnings were significantly above consensus, much of the resilience was fueled by strong foreign sales, an increase in corporate pricing power, and the benefits that a weak U.S. dollar has on currency translation effects. Nonetheless, profits are clearly on a slowing trajectory as rising labor, commodity and financing costs continue to squeeze margins. Additionally, the Treasury market shows enduring worries that inflation is not abating, which could take a serious toll on both equities and the housing markets.

That said, U.S. corporations are enjoying high margins, strong cash flows, and stable balance sheets that allow them considerable flexibility. Interest rates remain relatively low and domestic growth, though slowed, has not turned negative. The U.S. economy is now a global one, and the world markets will significantly impact its future.

In closing, thank you for the trust you have placed with us. You are truly our most valuable asset.

Allegiant Equity and Asset Allocation Funds

EXPLANATION OF EXPENSETABLES

The expenses shown in the Expense Tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), including contingent deferred sales charges, all of which is described in the Prospectus. If these transactional costs were included, your costs would be higher. The “Annualized Expense Ratio” reflects the actual expenses net of fee waivers, where applicable, for the period (December 1, 2006 to May 31, 2007), and may be different from the expense ratio in the Financial Highlights which is for the year ended May 31, 2007.

All mutual funds have operating expenses. As a shareholder of a Fund, you incur operating expenses, including investment advisory fees, distribution (12b-1) fees and other Fund expenses. Such expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of a Fund. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Tables provided on the following pages are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (December 1, 2006 to May 31, 2007).

The Expense Table that appears in your Fund’s overview illustrates your Fund’s costs in two ways.

•

Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of Fund under the heading “Expenses Paid During Period.”

•

Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It is based on your Fund’s actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case — because the return used is not your Fund’s actual return — the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on an annual 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Allegiant Equity Funds

INTERNATIONAL EQUITY FUND OVERVIEW

May 31, 2007

Martin C. Schulz

Director,

International Equity Investment

International investments are subject to special risks not ordinarily associated with domestic investments, including currency fluctuations, economic and political change and differing accounting standards that may adversely affect portfolio securities.

How did large international stocks perform over the last year?

International markets finished the year strong despite the market’s concern about a global economic slowdown, inflation, rising global interest rates and geopolitical risk revolving around North Korea and Iran.

As we entered fiscal year 2007, the MSCI EAFE® Growth began reversing a seven-year trend and outperformed the MSCI EAFE® Value, and developed markets underperformed emerging markets (MSCI EAFE® vs. MSCI EM®). Currency conversion factors continue to benefit investors with dollar-denominated returns.

What factors impacted the Fund’s performance?

During the fiscal year ended May 31, 2007, the International Equity Fund (“Fund”) returned 21.37% to B shares investors(1) and 27.61% to I shares investors while the Fund’s benchmark, the MSCI EAFE® Index(2), returned 26.84%. The Average International Multi-Cap Core Peer returned 25.95% during the period.

The Fund’s growth holdings were affected positively by top-down country allocations, specifically its overweight to Singapore. Sector decisions also added to performance with overweights to Consumer Discretionary and Healthcare in the first half of the year and to Materials and Consumer Staples in 2007.

The performance of the Fund’s value holdings was fueled by positive country allocation, specifically in Japan, Scandinavia and Britain. Sector allocation and security selection also were positive, specifically in the Materials and Industrials sectors. British homebuilders have been particularly strong performers.

What are your thoughts going into the next 12 months?

We remain bullish longer term and believe markets will continue to have concerns over U.S. housing fears, a global economic slowdown, geopolitical risk in Iran, potential inflation, and elections in several major economies. Real rates remain at record lows, spreads are tight, equity valuations are reasonable, and massive liquidity leading to increased M&A will continue to support market valuations. We remain cautiously optimistic in the near term – even after a strong run – and are positive on the outlook for global growth for 2007 and beyond. The global economic environment remains resilient, and we expect a reacceleration in 2007 after the predicted midcycle slowdown, which has been fueled by global central bank tightening, increased crude oil prices, pockets of inflationary pressures, and political instability in the Middle East.

We remain vigilant, however, and are monitoring inflationary pressures, developing market exuberance, and geopolitical and policy risks.

We continue to search for growth stories in Asia and Europe, taking advantage of any near-term recent market volatility. We are neutral on the Japanese economy but continue to believe that we are in the mid stages of a reflationary boom in Asia.

Portfolio Holdings

Japan	15.8%
United Kingdom	13.4
Hong Kong	6.4
Switzerland	5.7
Finland	5.4
Ireland	5.4
France	5.0
South Africa	4.1
Eighteen other countries	35.8
Affiliated Money Market Fund	3.0
100.0%

The table on the left presents portfolio holdings as a percentage of total investments before collateral for loaned securities as of May 31, 2007.

(1)	Performance of Class B Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.
(2)

The Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE®”) of more than 1,000 equity securities of foreign companies is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class B Shares only. The performance of Class A and Class C Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Average Annual Total Returns as of 5/31/07(4)

	Date of Inception	1 Year	3 Years	5 Years	Since Inception	Max Sales Charge	Max CDSC
Class I Shares	8/1/97	27.61%	22.74%	14.52%	7.77%	N/A	N/A
Class A Shares	8/1/97	20.18%	20.11%	12.90%	6.85%	5.50%	N/A
Class B Shares	1/6/98	21.37%	20.66%	13.20%	6.89%	N/A	5.00%
Class C Shares	1/5/00	25.37%	21.63%	13.47%	6.78%	N/A	1.00%
Average International Multi-Cap Core Peer(5)		25.95%	22.54%	15.70%	N/A	N/A	N/A
MSCI EAFE® Index		26.84%	23.13%	16.75%	N/A	N/A	N/A

Expense Table*

	Beginning Account Value 12/1/06	Ending Account Value 5/31/07	Annualized Expense Ratio	Expenses Paid During Period**
Actual
Class I	$1,000.00	$1,159.59	1.22%	$6.57
Class A	1,000.00	1,157.60	1.47	7.91
Class B	1,000.00	1,153.58	2.19	11.76
Class C	1,000.00	1,153.34	2.19	11.76
Hypothetical***
Class I	1,000.00	1,018.85	1.22	6.14
Class A	1,000.00	1,017.60	1.47	7.39
Class B	1,000.00	1,014.01	2.19	11.00
Class C	1,000.00	1,014.01	2.19	11.00

*	See Explanation of Expense Tables on page 5.
**	Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.
***	Assumes annual return of 5% before expenses.
(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect a current voluntary fee waiver. Without such a fee waiver, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception.

(5)	Peer-group performance is derived from data provided by Lipper Inc.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at www.allegiantfunds.com.

Allegiant Equity Funds

LARGE CAP CORE EQUITY FUND OVERVIEW

May 31, 2007

Christopher A. Wiles, CFA

Managing Senior Director,

Core and Growth Investment

How did large cap core stocks perform over the last year?

Reversing a multiyear trend, large cap stocks outperformed small cap stocks over the last year, but mid caps remain the strongest performing domestic equity class (S&P 500®, Russell 2000® and Russell Midcap®, respectively) . While mega cap stocks struggled in late 2006, they have surged ahead in 2007, taking advantage of their exposure to strong growth abroad and the weakening dollar. Large value remains firmly ahead of large growth.

What factors impacted the Fund’s performance?

During the fiscal year ended May 31, 2007, the Large Cap Core Equity Fund (the “Fund”) returned 9.78% to B shares investors(1) and 15.91% to I shares investors while the Fund’s benchmark, the S&P 500® Index(2) returned 22.79%. The Average Large-Cap Core Peer returned 21.19% during the period.

Our investment process is based on our philosophy: large cap markets are extremely efficient; therefore, managers should minimize risk and focus on adding value in areas they can. We remain sector neutral to the S&P 500®, fully invested, and focus on security selection. Beginning the fiscal year, surprise inflation numbers coupled with fears that Japan would soon raise interest rates swung investors to more conservative securities. However, later in the year through early April, markets once again embraced risk, with lesser quality companies outperforming. Fund performance struggled as markets quickly moved between risky and safe harbors.

During the period, the Fund’s exposure to the Energy and Materials sectors, particularly gold-related issues, detracted from Fund performance. Within the Healthcare sector, an underweight to large pharmaceutical companies, an overweight to biotechs, and security selection were the primary reasons for the sector’s underperformance. However, we continue to believe that biotechs offer better product pipelines and future growth opportunities.

In 2007, the biggest events affecting the markets have been the continuation of the subprime crisis and the sell-off that occurred globally on February 27. Despite fears that the deterioration of the subprime markets could negatively impact the economy and the markets, we believe there actually may be a silver lining, as financial crises tend to put an end to Fed tightening. Although the sell-off in February was extreme, markets, especially those in Asia, have recovered losses and gained new ground.

What are your thoughts going into the next 12 months?

In the U.S. stock market, we continue to believe that risk is not being adequately respected. This phenomenon has been building over time, dating back perhaps to the “Greenspan Puts” in 2000. “Greenspan Puts” refer to the market’s reliance on the Fed to keep the economy humming.

It is difficult to discern any clear trends in the large cap market. Fund performance has come on the heels of security selection, and some of the disappointments of late 2006 have reversed. We continue to identify companies with strong opportunities over the next one to two years, be they in new products, better execution, innovation, or product cycles.

We believe the Fund is positioned on the right side of near-term, positive fundamentals and growth stories. Our decisions to sell specific securities have been driven by identifying alternatives with stronger growth prospects or when fundamentals have broken down and the risk has risen.

(1)	Performance of Class B shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.
(2)

The S&P 500® Index, a widely-used, unmanaged index of 500 common stocks, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

Portfolio Holdings

Financials	21.1%
Information Technology	15.0
Healthcare	11.8
Industrials	11.0
Consumer Discretionary	10.4
Energy	10.3
Consumer Staples	9.3
Telecommunications Services	3.9
Utilities	3.7
Materials	3.0
Affiliated Money Market Fund	0.5
100.0%

The table on the left presents portfolio holdings as a percentage of total investments before collateral for loaned securities as of May 31, 2007.

(3)

This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class B Shares only. The performance of Class A and Class C Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Average Annual Total Returns as of 5/31/07(4)

	Date of Inception	1 Year	3 Years	5 Years	Since Inception	Max Sales Charge	Max CDSC
Class I Shares	8/1/97	15.91%	11.23%	7.06%	7.03%	N/A	N/A
Class A Shares	8/1/97	9.30%	8.86%	5.59%	6.16%	5.50%	N/A
Class B Shares	1/6/98	9.78%	9.07%	5.73%	6.17%	N/A	5.00%
Class C Shares	1/20/00	13.78%	10.18%	6.07%	6.03%	N/A	1.00%
Average Large-Cap Core Peer(5)		21.19%	11.82%	8.00%	N/A	N/A	N/A
S&P 500® Index		22.79%	13.03%	9.45%	N/A	N/A	N/A

Expense Table*

	Beginning Account Value 12/1/06	Ending Account Value 5/31/07	Annualized Expense Ratio	Expenses Paid During Period**
Actual
Class I	$1,000.00	$1,068.61	0.93%	$4.80
Class A	1,000.00	1,068.08	1.18	6.08
Class B	1,000.00	1,063.78	1.89	9.72
Class C	1,000.00	1,063.78	1.89	9.72
Hypothetical***
Class I	1,000.00	1,020.29	0.93	4.68
Class A	1,000.00	1,019.05	1.18	5.94
Class B	1,000.00	1,015.51	1.89	9.50
Class C	1,000.00	1,015.51	1.89	9.50

*	See Explanation of Expense Tables on page 5.
**	Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.
***	Assumes annual return of 5% before expenses.
(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception.

(5)	Peer-group performance is derived from data provided by Lipper Inc.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at www.allegiantfunds.com.

Allegiant Equity Funds

LARGE CAP GROWTH FUND OVERVIEW

May 31, 2007

Christopher A. Wiles, CFA

Managing Senior Director,

Core and Growth

Investment

How did large cap growth stocks perform over the last year?

Reversing a multiyear trend, large cap stocks outperformed small cap stocks over the last year, but mid caps remain the strongest performing domestic equity class (Russell 1000®, Russell 2000®, and Russell Midcap® respectively). While mega cap stocks struggled in late 2006, they have surged ahead in 2007, taking advantage of their exposure to strong growth abroad and the weakening dollar. Large value remains firmly ahead of large growth.

What factors impacted the Fund’s performance?

During the fiscal year ended May 31, 2007, the Large Cap Growth Fund (“Fund”) returned 10.43% to B shares investors(1) and 16.51% to I shares investors while the Fund’s benchmark, the Russell 1000® Growth Index(2) returned 20.37%. The Average Large-Cap Growth Peer returned 17.26% during the period.

Multi-sector companies benefited from surging global demand for capital equipment. Positions in the fastest growing companies within this segment were positive for performance. Additionally, the Consumer Discretionary sector contributed positively to relative performance.

Our investment process is based on our philosophy: large cap markets are extremely efficient; therefore, managers should minimize risk and focus on adding value in areas they can. We remain sector neutral to the Russell 1000® Growth Index, fully invested, and focus on security selection. Beginning the fiscal year, surprise inflation numbers coupled with fears that Japan would soon raise interest rates swung investors to more conservative securities. However, later in the year through early April, markets once again embraced risk, with lesser quality companies outperforming. Fund performance struggled as markets moved quickly between risky and safe harbors.

The Fund’s exposure to the Materials sector, particularly gold-related issues, detracted from Fund performance. Technology was also an area of weak performance due to holdings in communications/software. Finally, holdings within the Healthcare sector also detracted from relative performance.

In 2007, the biggest events affecting markets have been the continuation of the subprime crisis and the sell-off that occurred globally on February 27. Despite fears that the deterioration of the subprime markets could negatively impact the economy and the markets, we believe there actually may be a silver lining, as financial crises tend to put an end to Fed tightening. Although the sell-off in February was extreme, markets, especially those in Asia, have recovered losses and gained new ground.

What are your thoughts going into the next 12 months?

In the U.S. stock market, we continue to believe that risk is not being adequately respected. This phenomenon has been building over time, dating back perhaps to the “Greenspan Puts” in 2000. “Greenspan Puts” refer to the market’s reliance on the Fed to keep the economy humming.

It is difficult to discern any clear trends in the large cap growth market. Fund performance has come on the heels of security selection, and some of the disappointments of late 2006 have reversed. We continue to identify companies with strong opportunities over the next one to two years, be they in new products, better execution, innovation, or product cycles.

We believe the Fund is positioned on the right side of near-term, positive fundamentals and growth stories. Our decisions to sell specific securities have been driven by identifying alternatives with stronger growth prospects or when fundamentals have broken down and the risk has risen.

(1)	Performance of Class B shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.
(2)

The Russell 1000® Growth Index, an unmanaged index of 1,000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

Portfolio Holdings

Technology	21.3%
Consumer Discretionary	18.2
Healthcare	17.5
Financial Services	10.4
Producer Durables	7.2
Consumer Staples	6.5
Energy	4.3
Materials and Processing	4.1
Other	4.1
Autos and Transportation	3.2
Utilities	2.8
Affiliated Money Market Fund	0.4
100.0%

The table on the left presents portfolio holdings as a percentage of total investments before collateral for loaned securities as of May 31, 2007.

(3)

This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class B Shares only. The performance of Class A and Class C Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Average Annual Total Returns as of 5/31/07(4)

	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC
Class I Shares	12/20/89	16.51%	9.11%	4.61%	5.01%	8.93%	N/A	N/A
Class A Shares	4/15/91	9.88%	6.80%	3.16%	4.15%	8.30%	5.50%	N/A
Class B Shares	1/6/98	10.43%	6.93%	3.27%	4.20%	8.11%	N/A	5.00%
Class C Shares	1/27/00	14.35%	8.07%	3.63%	4.22%	8.12%	N/A	1.00%
Average Large-Cap Growth Peer(5)		17.26%	8.98%	6.15%	5.40%	N/A	N/A	N/A
Russell 1000® Growth Index		20.37%	9.70%	7.50%	4.96%	N/A	N/A	N/A

Expense Table*

	Beginning Account Value 12/1/06	Ending Account Value 5/31/07	Annualized Expense Ratio	Expenses Paid During Period**
Actual
Class I	$1,000.00	$1,070.33	0.95%	$4.90
Class A	1,000.00	1,069.21	1.20	6.19
Class B	1,000.00	1,065.83	1.92	9.89
Class C	1,000.00	1,065.24	1.92	9.89
Hypothetical***
Class I	1,000.00	1,020.19	0.95	4.78
Class A	1,000.00	1,018.95	1.20	6.04
Class B	1,000.00	1,015.36	1.92	9.65
Class C	1,000.00	1,015.36	1.92	9.65

*	See Explanation of Expense Tables on page 5.
**	Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.
***	Assumes annual return of 5% before expenses.
(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception.

(5)	Peer-group performance is derived from data provided by Lipper Inc.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at www.allegiantfunds.com.

Allegiant Equity Funds

LARGE CAP VALUE FUND OVERVIEW

May 31, 2007

Michael J. Chren, CFA

Senior Director,

Value Investment

How did large cap value stocks perform over the last year?

Reversing a multiyear trend, large cap stocks outperformed small cap stocks over the last year, but mid caps remain the strongest performing domestic equity class (Russell 1000®, Russell 2000®, and Russell Midcap® respectively). While mega cap stocks struggled in late 2006 and early 2007, they have surged ahead in 2007, taking advantage of their exposure to strong growth abroad and the weakening dollar. Large value remains firmly ahead of large growth.

What factors impacted the Fund’s performance?

During the fiscal year ended May 31, 2007, the Large Cap Value Fund (“Fund”) returned 19.05% to B shares investors(1) and 25.29% to I shares investors while the Fund’s benchmark, the Russell 1000® Value Index(2) returned 25.58%. The Average Large-Cap Value Peer returned 23.19% during the period.

Security selection drove performance for the 12-month period. Financials were the strongest performing area, though the Fund was underweight the group. Overweight positions in those financial services firms with capital markets-sensitive businesses outperformed. An underweight position in oil/gas exploration and materials/commodities stocks drove relative out performance. However, specific energy holdings were individual detractors.

Despite moves by investors to seek higher yielding assets, particularly REITs and Utilities, we remain underweight the groups. Higher end retailing stocks performed well (which went against our portfolio positioning) but a buyout offer on one of our biggest media holdings (Dow Jones & Co.) gave us the opportunity to sell out of our position with a very favorable performance impact.

Large Cap Value portfolios remain significantly tilted toward mega cap securities. Our universe of investable securities begins at the $3 billion market capitalization level and our current weighted average market capitalization is over $130 billion.

What are your thoughts going into the next 12 months?

We see several potential risks on the horizon and do not perceive these as being accurately reflected in asset prices. The U.S. dollar continues to fall, putting the massive amounts of foreign capital in dollar-denominated assets at risk to seek better post-translation returns. Valuations for cyclical stocks, smaller and mid-sized company stocks and utilities and REITs look stretched. High quality diversified multinational company stocks look extremely attractive and should out-perform for an extended period.

The Large Cap Value Fund has out-of-consensus positions in the Financials and Technology sectors (relative to our benchmark Russell 1000® Value Index). We are underweight Financials versus the index by approximately 6% and see significant risks, specifically in the banking industry. We are overweight Technology by nearly 4% with holdings in both the computers/ peripherals and semiconductor industries.

Portfolio Holdings

Financials	29.9%
Energy	12.6
Consumer Staples	10.8
Healthcare	9.6
Information Technology	9.6
Telecommunication Services	7.9
Materials	6.7
Industrials	6.5
Consumer Discretionary	2.7
Affiliated Money Market Fund	2.4
Utilities	1.3
100.0%

The table on the left presents portfolio holdings as a percentage of total investments before collateral for loaned securities as of May 31, 2007.

(1)	Performance of Class B shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.
(2)

The Russell 1000® Value Index, an unmanaged index of 1,000 companies that have lower price-to-book ratios and lower forecasted growth values, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class B Shares only. The performance of Class A and Class C Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Average Annual Total Returns as of 5/31/07(4)

	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC
Class I Shares	7/1/94	25.29%	18.15%	12.10%	9.39%	11.63%	N/A	N/A
Class A Shares	8/22/94	18.10%	15.67%	10.54%	8.50%	10.84%	5.50%	N/A
Class B Shares	1/6/98	19.05%	16.07%	10.76%	8.47%	10.67%	N/A	5.00%
Class C Shares	1/27/00	23.04%	17.04%	11.01%	8.34%	10.57%	N/A	1.00%
Average Large-Cap Value Peer(5)		23.19%	14.91%	10.14%	8.28%	N/A	N/A	N/A
Russell 1000® Value Index		25.58%	17.76%	12.51%	10.59%	N/A	N/A	N/A

Expense Table*

	Beginning Account Value 12/1/06	Ending Account Value 5/31/07	Annualized Expense Ratio	Expenses Paid During Period**
Actual
Class I	$1,000.00	$1,122.67	0.93%	$4.92
Class A	1,000.00	1,121.13	1.18	6.24
Class B	1,000.00	1,117.43	1.90	10.03
Class C	1,000.00	1,117.04	1.90	10.03
Hypothetical***
Class I	1,000.00	1,020.29	0.93	4.68
Class A	1,000.00	1,019.05	1.18	5.94
Class B	1,000.00	1,015.46	1.90	9.55
Class C	1,000.00	1,015.46	1.90	9.55

*	See Explanation of Expense Tables on page 5.
**	Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.
***	Assumes annual return of 5% before expenses.
(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception.

(5)	Peer-group performance is derived from data provided by Lipper Inc.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at www.allegiantfunds.com.

Allegiant Equity Funds

MIDCAP VALUE FUND OVERVIEW

May 31 , 2007

Michael Santelli, CFA, CPA

Senior Director

Value Equity Investment

How did mid cap value stocks perform over the last year?

Mid cap stocks continue to turn in strong returns, leading both large cap and small cap stocks for the year (Russell Mid-Cap®, Russell 1000®, and Russell 2000® respectively). Mid cap value stocks outpaced mid cap growth stocks, as measured by the Russell Midcap® style indices, by almost 5%. Mid caps also continue to lead large and small caps on a 3-, 5-, and 10- year annualized basis.

What factors impacted the Fund’s performance?

During the fiscal year ended May 31, 2007, the Allegiant Mid Cap Value Fund (the “Fund”) returned 21.57% to B shares investors(1) and 27.76% to I shares investors. The Fund’s benchmark, the Russell Midcap® Value Index(2) (the “Index”) returned 26.42% during the same period. The Average Mid-Cap Value Peer returned 24.48% during the period.

We saw strong performance in many areas of our portfolio. Within Consumer Discretionary, our positions in several of the “dollar stores” posted strong returns as gas prices fell in late 2006. As well, our positions in the education industry regained earlier losses. While underweight Financials as a group, our security selection added to performance, specifically in the capital markets, asset management, and commercial banks areas. The Fund’s underweight to REITs had a negative bearing on performance for a period, but subsequently it finished the 12-month period as a positive contributor.

Coal stocks were hit hard as natural gas prices fell and winter weather proved warmer than average. An overweight to the Energy sector proved to be a detractor to Fund performance. Over the long term, however, we believe coal will continue to be a preferred source of energy to fuel power plants, leading to increased demand.

The downturn of the housing market, as well as problems in the subprime market, has had the most impact on the Fund. We remain underweight banks, as net interest margins continue to shrink and housing issues affect both new mortgage origination and banks’ ability to sell off these assets. In addition, private equity leveraged buy-outs and merger activity continue at a record-setting pace with significant impact to the markets.

What are your thoughts going into the next 12 months?

We are finding a number of attractive candidates within insurers, both property/casualty and mortgage insurers. Property and casualty insurers are trading at attractive valuations versus book value, and we believe book value will grow as the strong pricing environment drives an attractive return on equity. Mortgage insurance stocks are priced for the worst case scenario. Once the crisis clears, we believe they will have the benefits of strong pricing and increased demand.

It appears that the upside of our coal holdings will take longer to come to fruition than anticipated, but we believe the longer term prospects are still strong. Warm weather this winter, coupled with a cooler summer in 2006, drove down demand, but we see growth accelerating as inventory clears going forward.

We believe that over the long term, markets recognize value.

We buy companies that are trading at a discount to intrinsic value and focused on increasing their intrinsic value over time.

Portfolio Holdings

Financials	30.9%
Information Technology	12.4
Consumer Discretionary	9.5
Energy	9.2
Industrials	8.2
Utilities	7.5
Healthcare	6.8
Materials	6.0
Affiliated Money Market Fund	4.5
Consumer Staples	4.1
Telecommunication Services	0.9
100.0%

The table on the left presents portfolio holdings as a percentage of total investments before collateral for loaned securities as of May 31, 2007.

Investments in mid-sized companies present greater risk of loss than investments in large companies.

(1)	Performance of Class B shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.
(2)

The Russell Midcap® Value Index, an unmanaged index comprised of securities which have lower than average price-to-book ratios and forecasted growth values, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class B Shares only. The performance of Class A and Class C Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Average Annual Total Returns as of 5/31/07 (4)

	Date of Inception	1 Year	3 Years	Since Inception	Max Sales Charge	Max CDSC
Class I Shares	7/1/02	27.76%	22.58%	19.25%	N/A	N/A
Class A Shares	7/1/02	20.47%	20.00%	17.48%	5.50%	N/A
Class B Shares	6/2/03	21.57%	20.50%	17.62%	N/A	5.00%
Class C Shares	6/2/03	25.58%	21.41%	17.90%	N/A	1.00%
Average Mid-Cap Value Peer(5)		24.48%	18.38%	N/A	N/A	N/A
Russell Midcap® Value Index		26.42%	21.89%	N/A	N/A	N/A

Expense Table*

	Beginning Account Value 12/1/06	Ending Account Value 5/31/07	Annualized Expense Ratio	Expenses Paid During Period**
Actual
Class I	$1,000.00	$1,150.28	0.93%	$4.99
Class A	1,000.00	1,148.66	1.18	6.32
Class B	1,000.00	1,144.07	1.89	10.10
Class C	1,000.00	1,144.73	1.89	10.11
Hypothetical***
Class I	1,000.00	1,020.29	0.93	4.68
Class A	1,000.00	1,019.05	1.18	5.94
Class B	1,000.00	1,015.51	1.89	9.50
Class C	1,000.00	1,015.51	1.89	9.50

*	See Explanation of Expense Tables on page 5.
**	Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.
***	Assumes annual return of 5% before expenses.
(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect a current voluntary fee waiver. Without such a fee waiver, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception.

(5)	Peer-group performance is derived from data provided by Lipper Inc.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at www.allegiantfunds.com.

Allegiant Equity Funds

MULTI-FACTOR MID CAP GROWTH FUND OVERVIEW

May 31, 2007

Hitesh Patel, Ph.D.

Director,

Structured Equity Strategies

How did mid cap growth stocks perform over the last year?

Mid cap stocks continue to turn in strong returns, leading both large cap and small cap stocks for the year (Russell Midcap®, Russell 1000®, and Russell 2000® respectively). Mid cap value stocks outpaced mid cap growth stocks, as measured by the Russell Midcap® style indices, by almost 5%. Mid caps also continue to lead large and small caps on a 3-, 5-, and 10-year annualized basis.

What factors impacted the Fund’s performance?

During the fiscal year ended May 31, 2007, the Multi-Factor Mid Cap Growth Fund (the “Fund”) returned 16.24% to B shares investors(1) and 22.45% to I shares investors while the Fund’s benchmark, the Russell Midcap® Growth Index(2) (the “Index”) returned 21.34%. The Average Mid-Cap Growth Peer returned 19.45% during the period.

Security selection was the primary driver of the Fund’s results. Though we saw very little dispersion in valuations among mid cap equities and trading ranges tightening, we were able to identify superior securities, specifically within the Consumer Discretionary and Technology sectors.

A massive amount of investment is moving into passively-managed investment vehicles and, as a result, there is less volatility in the marketplace overall. With less volatility in the markets, it is difficult for active managers owning higher quality securities to outperform. Both the REIT and Financial sectors performed well during the period. However, due to an underweight to both, Fund performance was negatively impacted.

As liquidity remains at record levels, so does the activity of private equity firms. We continue to see a substantial number of companies being taken private by these firms. As well, companies searching for growth are acquiring other firms to boost earnings. We also are seeing that the more speculative companies continue to outperform.

What are your thoughts going into the next 12 months?

As valuations become tighter, fundamental factors such as faster growth or accelerating sales give us a basis to differentiate stocks. Our goal is to identify companies that are improving fundamentally; over the long-term they will be rewarded in the market.

We continue to identify those factors we believe are most predictive of performance; however, we are in a difficult environment. We are noticing that factors have less longevity and offer shorter windows of out performance. We are altering our models to capture this.

Portfolio Holdings

Consumer Discretionary	22.2%
Information Technology	16.1
Industrials	12.7
Energy	11.2
Financials	10.4
Healthcare	10.0
Materials	5.4
Consumer Staples	4.3
Telecommunication Services	3.8
Utilities	3.2
Affiliated Money Market Fund	0.7
100.0%

The table on the left presents portfolio holdings as a percentage of total investments before collateral for loaned securities as of May 31, 2007.

Investments in mid-sized companies present greater risk of loss than investments in large companies.

(1)	Performance of Class B shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.
(2)

The Russell Midcap® Growth Index, an unmanaged index of medium-sized growth stocks, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class B Shares only. The performance of Class A and Class C Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Average Annual Total Returns as of 5/31/07(4)

	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC
Class I Shares	10/31/88	22.45%	12.83%	7.84%	5.94%	9.67%	N/A	N/A
Class A Shares	10/31/88	15.39%	10.44%	6.36%	5.10%	9.18%	5.50%	N/A
Class B Shares	2/4/94	16.24%	10.71%	6.52%	5.10%	8.87%	N/A	5.00%
Class C Shares	6/15/00	20.29%	11.73%	6.80%	5.02%	8.67%	N/A	1.00%
Average Mid-Cap Growth Peer(5)		19.45%	14.29%	10.56%	8.60%	N/A	N/A	N/A
Russell Midcap ® Growth Index		21.34%	15.76%	13.18%	9.15%	N/A	N/A	N/A

Expense Table*

	Beginning Account Value 12/1/06	Ending Account Value 5/31/07	Annualized Expense Ratio	Expenses Paid During Period**
Actual
Class I	$1,000.00	$1,157.16	1.05%	$5.65
Class A	1,000.00	1,153.88	1.30	6.98
Class B	1,000.00	1,150.79	2.03	10.89
Class C	1,000.00	1,150.24	2.03	10.88
Hypothetical***
Class I	1,000.00	1,019.70	1.05	5.29
Class A	1,000.00	1,018.45	1.30	6.54
Class B	1,000.00	1,014.81	2.03	10.20
Class C	1,000.00	1,014.81	2.03	10.20

*	See Explanation of Expense Tables on page 5.
**	Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.
***	Assumes annual return of 5% before expenses.
(4)

Performance information before June 9, 2000 represents performance of the Parkstone Mid Capitalization Fund, which was reorganized into the Allegiant Mid Cap Growth Fund on that date. Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect a current voluntary fee waiver. Without such a fee waiver, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception.

(5)	Peer-group performance is derived from data provided by Lipper Inc.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at www.allegiantfunds.com.

Allegiant Equity Funds

MULTI-FACTOR SMALL CAP CORE FUND OVERVIEW

May 31, 2007

Hitesh Patel, Ph.D.

Director,

Structured Equity Strategies

How did small cap core stocks perform over the last year?

Though small caps ceded their billing as the top performing asset class during the 12-month period ended May 31, 2007, they still turned in strong returns, with the Russell 2000® up 18.92%. Though lower quality, more speculative small cap securities outperformed in the beginning of the period, the new year marked a return to higher quality, larger companies outperforming. Small cap value outperformed small cap growth (Russell 2000® Value versus Growth).

Small cap performance relative to large caps remained strong in 2006, but as U.S. economic growth has slowed, small caps have suffered due to their lower proportion of international sales.

What factors impacted the Fund’s performance?

During the fiscal year ended May 31, 2007, the Small Cap Core Fund (“Fund”) lagged its benchmark, the Russell 2000® Index(1). The Index returned 18.92% for the period, while the Fund returned 5.22% to A shares investors(2) (after the front-end sales charge) and 11.62% to I shares investors. The Average Small-Cap Growth Peer returned 15.91% during the period.

Industrials were a strong point of performance. We were slightly overweight the sector, which had strong returns for the 12-month period. Airline and marine shipping-oriented companies were highlights.

For much of the 12-month period, stocks with little or no earnings growth fared best, while issues with growth expectations performed the worst. The market swung from favoring high-risk, speculative securities to those in a defensive position against a slowing economy. As our portfolio is tilted to higher return on equity and higher revenue growth names, neither of these environments was in harmony with our portfolio positioning. In general, it was a very difficult environment for active managers.

Financials were the hardest hit area. Issue selection suffered as short term interest rates rose above longer term rates, impairing banks’ ability to pay lower amounts to depositors while lending money at a higher rate. Especially hard hit were thrift and mortgage finance companies, as the outlook on the housing market continued to weaken. Technology also proved a difficult area within the electronic equipment and software industries. The Fund’s underperformance was primarily the result of stock selection in those areas outlined above.

What are your thoughts going into the next 12 months?

We are seeing very little dispersion in valuations among small cap equities, and price ranges of stocks are tightening. We also are seeing that the more speculative companies continue to outperform.

A massive amount of investment is moving into passively managed investment vehicles and, as a result, there is less volatility in the overall marketplace.

As valuations become tighter, fundamental factors, such as faster growth or accelerating sales, give us a basis to differentiate stocks. Our goal is to identify companies that are improving fundamentally; over the long-term, they will be rewarded in the market.

We continue to identify those factors that are most predictive of performance; however, we are in a difficult environment. We are noticing that factors have less longevity and offer shorter windows of out performance. We are altering our models to capture this.

Investments in small capitalization companies present greater risk of loss than investments in large companies.

(1)

The Russell 2000® Index, an unmanaged index of companies widely representative of small capitalization companies based on market capitalization, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(2)	The Fund does not offer Class B Shares, so Class A Share performance is utilized and reflects Class A Shares’ maximum sales charge.

Portfolio Holdings

Industrials	19.3%
Financials	14.3
Information Technology	14.0
Consumer Discretionary	11.1
Healthcare	10.8
Utilities	7.0
Energy	6.5
Materials	5.9
Consumer Staples	3.5
Telecommunication Services	3.4
Exchange Traded Fund	3.1
Affiliated Money Market Fund	1.1
100.0%

The table on the left presents portfolio holdings as a percentage of total investments before collateral for loaned securities as of May 31, 2007.

(3)

This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class A Shares only. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Average Annual Total Returns as of 5/31/07 (4)

	Date of Inception	1 Year	Since Inception	Max Sales Charge	Max CDSC
Class I Shares	9/30/05	11.62%	14.10%	N/A	N/A
Class A Shares	9/30/05	5.22%	10.08%	5.50%	N/A
Average Small-Cap Growth Peer(5)		15.91%	N/A	N/A	N/A
Russell 2000® Index		18.92%	N/A	N/A	N/A

Expense Table*

	Beginning Account Value 12/1/06	Ending Account Value 5/31/07	Annualized Expense Ratio	Expenses Paid During Period**
Actual
Class I	$1,000.00	$1,051.22	0.95%	$4.86
Class A	1,000.00	1,050.40	1.20	6.13
Hypothetical***
Class I	1,000.00	1,020.19	0.95	4.78
Class A	1,000.00	1,018.95	1.20	6.04

*	See Explanation of Expense Tables on page 5.
**	Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.
***	Assumes annual return of 5% before expenses.
(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge, operating expenses and fees. Returns also reflect a current voluntary fee waiver. Without such a fee waiver, performance of the Fund would have been lower.

(5)	Peer-group performance is derived from data provided by Lipper Inc.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at www.allegiantfunds.com.

Allegiant Equity Funds

MULTI-FACTOR SMALL CAP FOCUSED VALUE FUND OVERVIEW

May 31, 2007

Hitesh Patel, Ph.D.

Director,

Structured Equity Strategies

How did small cap value stocks perform over the last year?

Though small caps ceded their billing as the top performing asset class during the 12-month period ended May 31, 2007, they still turned in strong returns, with the Russell 2000® up 18.92%. Though lower quality, more speculative small cap securities outperformed in the beginning of the period, the new year marked a return to higher quality, larger companies outperforming. Small cap value stocks outperformed small cap growth stocks (Russell 2000® Value vs. Growth).

Small cap performance relative to large caps remained strong in 2006, but as U.S. economic growth has slowed, small caps have suffered due to their lower proportion of international sales.

What factors impacted the Fund’s performance?

During the fiscal year ended May 31, 2007, Allegiant’s Multi-Factor Small Cap Focused Value Fund (“Fund”) returned 6.66% to A shares investors(2) (after the front-end sales charge) and 13.18% to I shares investors while the Russell 2000® Value Index(1) (“Index”) returned 20.28%. The Average Small-Cap Core Peer returned 17.69% during the period.

The Fund was overweight Consumer Staples which had a positive impact, as did the overweight and security selection within Industrials.

The market backdrop worked against actively-managed funds and stocks with little or no earnings growth fared best, while issues with growth expectations, such as we own, performed worst. The market swung from favoring high-risk, speculative securities to those in a defensive position against a slowing economy. Neither of these environments was in harmony with the Fund’s portfolio positioning, which favored companies with higher growth rates and return on equity. In general, it was a very difficult environment for actively-managed funds.

The Fund was both underweight a strong performing sector and had a negative selection effect within our chemicals and metals/mining positions. In addition, Materials was particularly hard hit. Security selection within Healthcare also adversely impacted performance. We were overweight the sector, which had a positive impact, but holdings in providers and services traded down.

What are your thoughts going into the next 12 months?

While the global sell-off on February 27 would seem to scare investors, we believe quite the opposite has occurred. Given the speed that markets bounced back (and went on to gain new ground), we believe the sell-off may have built up the confidence of investors to continue to add leverage and risk to their portfolios.

Private equity and leveraged buyouts continue to be a huge market force. Firms are being taken private and piled with debt, not dissimilar to what we’ve seen happen in the consumer markets.

Our investment process continues to focus on identifying the factors we believe are most predictive of future performance, with valuation and fundamentals as the cornerstone of the model. Our portfolios are higher quality than the benchmark, and we focus on identifying companies with higher sales growth and return on equity.

Portfolio Holdings

Financials	27.6%
Industrials	15.2
Consumer Staples	10.9
Information Technology	10.6
Consumer Discretionary	10.4
Healthcare	9.4
Energy	5.0
Utilities	4.2
Materials	2.6
Telecommunication Services	2.6
Affiliated Money Market Fund	1.5
100.0%

The table on the left presents portfolio holdings as a percentage of total investments before collateral for loaned securities as of May 31, 2007.

Investments in small capitalization companies present greater risk of loss than investments in large companies.

(1)

The Russell 2000® Value Index, an unmanaged index of companies that have lower than average price-to-book ratios and forecasted growth values, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(2)	The Fund does not offer Class B Shares, so Class A Share performance is utilized and reflects Class A Shares’ maximum sales charge.

(3)

This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class A Shares only. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Average Annual Total Returns as of 5/31/07 (4)

	Date of Inception	1 Year	Since Inception	Max Sales Charge	Max CDSC
Class I Shares	9/30/05	13.18%	14.99%	N/A	N/A
Class A Shares	9/30/05	6.66%	10.82%	5.50%	N/A
Class C Shares	9/30/05	12.42%	15.51%	N/A	1.00%
Average Small-Cap Core Peer(5)		17.69%	N/A	N/A	N/A
Russell 2000® Value Index		20.28%	N/A	N/A	N/A

Expense Table*

	Beginning Account Value 12/1/06	Ending Account Value 5/31/07	Annualized Expense Ratio	Expenses Paid During Period**
Actual
Class I	$1,000.00	$1,086.99	1.17%	$6.09
Class A	1,000.00	1,085.09	1.42	7.38
Class C	1,000.00	1,084.82	2.15	11.18
Hypothetical***
Class I	1,000.00	1,019.10	1.17	5.89
Class A	1,000.00	1,017.85	1.42	7.14
Class C	1,000.00	1,014.21	2.15	10.80

*	See Explanation of Expense Tables on page 5.
**	Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.
***	Assumes annual return of 5% before expenses.
(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge, operating expenses and fees. Returns also reflect a current voluntary fee waiver. Without such a fee waiver, performance of the Fund would have been lower.

(5)	Peer-group performance is derived from data provided by Lipper Inc.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at www.allegiantfunds.com.

Allegiant Equity Funds

MULTI-FACTOR SMALL CAP GROWTH FUND OVERVIEW

May 31, 2007

Hitesh Patel, Ph.D.

Director,

Structured Equity Strategies

How did small cap growth stocks perform over the last year?

Though small caps ceded their billing as the top performing asset class during the 12-month period ended May 31, 2007, they still turned in strong returns, with the Russell 2000® up 18.92%. Though lower quality, more speculative small cap securities outperformed in the beginning of the period, the new year marked a return to higher quality, larger companies outperforming. Small cap value stocks outperformed small cap growth stocks (Russell 2000® Value versus Growth).

Small cap performance relative to large caps remained strong in 2006, but as U.S. economic growth has slowed, small caps have suffered due to their lower proportion of international sales.

What factors impacted the Fund’s performance?

During the fiscal year ended May 31, 2007, Allegiant’s Multi-Factor Small Cap Growth Fund (“Fund”) returned 5.10% to A shares investors(1) (after the front-end sales charge) and 11.45% to I shares investors versus the Russell 2000® Growth Index(2) which returned 17.57% for the period. The Average Small-Cap Growth Peer returned 15.91% during the period.

The Energy sector saw strong returns on the back of superior stock selection in both the equipment/services and oil/gas industries.

For much of the 12-month period, stocks with little or no earnings growth fared best, while issues with growth expectations performed the worst. The market swung from favoring high-risk, speculative securities to those in a defensive position against a slowing economy. Neither of these environments was in harmony with the Fund, which favored companies with higher growth rates and return on equity. In general, it was a very difficult environment for actively-managed funds.

Technology proved especially difficult, as we were underweight the sector as a whole, especially in the strong-performing communication equipment and software industries. The Fund’s underperformance was primarily the result of stock selection in those areas outlined above.

What are your thoughts going into the next 12 months?

We are seeing very little dispersion in valuations among small cap equities, and price ranges of stocks are tightening. We are also seeing that the more speculative companies continue to outperform.

A massive amount of investment is moving into passive vehicles and, as a result, there is less volatility in the overall marketplace.

As valuations become tighter, fundamental factors, such as faster growth or accelerating sales, give us a basis to differentiate stocks. Our goal is to identify companies that are improving fundamentally; over the long term, they will be rewarded in the market.

We continue to identify those factors we believe are most predictive of performance; however, we are in a difficult environment. We are noticing that factors have less longevity and offer shorter windows of out performance. We are altering our models to capture this.

Portfolio Holdings

Information Technology	25.3%
Industrials	17.7
Healthcare	17.6
Consumer Discretionary	14.2
Energy	7.5
Financials	5.8
Materials	3.8
Consumer Staples	3.3
Telecommunication Services	1.9
Utilities	1.9
Affiliated Money Market Fund	0.9
Exchange Traded Fund	0.1
100.0%

The table on the left presents portfolio holdings as a percentage of total investments before collateral for loaned securities as of May 31, 2007.

Investments in mid-sized companies present greater risk of loss than investments in large companies.

(1)	The Fund does not offer Class B Shares, so Class A Share performance is utilized and reflects Class A Shares’ maximum sales charge.
(2)

The Russell 2000® Growth Index, an unmanaged index of 2,000 small company stocks, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class A Shares only. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Average Annual Total Returns as of 5/31/07(4)

	Date of Inception	1 Year	Since Inception	Max Sales Charge	Max CDSC
Class I Shares	9/30/05	11.45%	10.33%	N/A	N/A
Class A Shares	9/30/05	5.10%	6.44%	5.50%	N/A
Average Small-Cap Growth Peer(5)		15.91%	N/A	N/A	N/A
Russell 2000® Growth Index		17.57%	N/A	N/A	N/A

Expense Table*

	Beginning Account Value 12/1/06	Ending Account Value 5/31/07	Annualized Expense Ratio	Expenses Paid During Period**
Actual
Class I	$1,000.00	$1,091.75	0.96%	$5.01
Class A	1,000.00	1,090.07	1.21	6.31
Hypothetical***
Class I	1,000.00	1,020.14	0.96	4.84
Class A	1,000.00	1,018.90	1.21	6.09

*	See Explanation of Expense Tables on page 5.
**	Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.
***	Assumes annual return of 5% before expenses.
(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge, operating expenses and fees. Returns also reflect a current voluntary fee waiver. Without such a fee waiver, performance of the Fund would have been lower.

(5)	Peer-group performance derived from data provided by Lipper Inc.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at www.allegiantfunds.com.

Allegiant Equity Funds

MULTI-FACTOR SMALL CAP VALUE FUND OVERVIEW

May 31, 2007

Hitesh Patel, Ph.D.

Director,

Structured Equity Strategies

How did small cap value stocks perform over the last year?

Though small caps ceded their billing as the top performing asset class over the 12-month period ended May 31, 2007, they still turned in strong returns, with the Russell 2000® up 18.92%. Though lower quality, more speculative small cap securities outperformed in the beginning of the period, the new year marked a return to higher quality, larger companies outperforming. Small cap value stocks outperformed small cap growth stocks (Russell 2000® Value versus Growth).

Small cap performance relative to large caps remained strong in 2006, but as U.S. economic growth has slowed, small caps have suffered due to their lower proportion of international sales.

What factors impacted the Fund’s performance?

During the fiscal year ended May 31, 2007, the Multi-Factor Small Cap Value Fund (“Fund”) posted returns of 3.76% for B shares investors(1) and 9.33% for I shares investors while the Russell 2000® Value Index(2) (“Index”) returned 20.28%. The Average Small-Cap Value Peer returned 18.76% during the period.

Consumer Staples was an area of positive performance impact, driven by an overweight to the sector and strong security selection.

For much of the 12-month period, stocks with little or no earnings growth faired the best, while issues with growth expectations performed the worst. High dividend payers and more defensive issues also performed well at periods throughout the last 12 months. While our process identifies stocks with valuation levels similar to the benchmark, we also focus on those securities with strong earnings and sales growth and those delivering higher return on equity relative to their index peers.

Materials was among the most difficult areas for the Fund, as we were both underweight a strong performing sector and also struggled in our security selection versus the index. Metals/mining and chemical holdings were particularly hard hit. Our overweight to specialty retail within Consumer Discretionary also impacted performance, as several names posted disappointing results.

What are your thoughts going into the next 12 months?

While the global sell-off on February 27 would seem to scare investors, we believe quite the opposite has occurred. Given the speed that markets bounced back (and went on to gain new ground), we believe the sell-off may have built up the confidence of investors to continue to add leverage and risk to their portfolios.

Private equity and leveraged buyouts continue to be a huge market force. Firms are being taken private and piled with debt, not dissimilar to what we’ve seen happen in the consumer markets. Our investment process continues to focus on identifying the factors we believe are most predictive of future performance, with valuation and fundamentals as the cornerstone of the model. Our portfolios are higher quality than the benchmark, and we focus on identifying companies with higher sales growth and return on equity.

Portfolio Holdings

Financials	29.8%
Consumer Discretionary	15.5
Information Technology	11.5
Industrials	11.4
Healthcare	9.7
Consumer Staples	6.4
Utilities	4.9
Energy	4.3
Materials	3.2
Telecommunication Services	2.5
Affiliated Money Market Fund	0.8
100.0%

The table on the left presents portfolio holdings as a percentage of total investments before collateral for loaned securities as of May 31, 2007.

Investments in small capitalization companies present greater risk of loss than investments in large companies.

(1)	Performance of Class B shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.
(2)

The Russell 2000® Value Index, an unmanaged index of companies that have lower than average price-to-book ratios and forecasted growth values, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class B Shares only. The performance of Class A and Class C Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Average Annual Total Returns as of 5/31/07(4)

	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC
Class I Shares	7/26/94	9.33%	11.92%	10.37%	12.82%	14.70%	N/A	N/A
Class A Shares	8/15/94	3.07%	9.57%	8.86%	11.85%	13.84%	5.50%	N/A
Class B Shares	1/6/98	3.76%	9.98%	9.08%	11.79%	13.65%	N/A	5.00%
Class C Shares	1/27/00	7.38%	10.87%	9.34%	11.75%	13.62%	N/A	1.00%
Average Small-Cap Value Peer(5)		18.76%	16.37%	13.75%	12.20%	N/A	N/A	N/A
Russell 2000® Value Index		20.28%	17.85%	14.65%	12.96%	N/A	N/A	N/A

Expense Table*

	Beginning Account Value 12/1/06	Ending Account Value 5/31/07	Annualized Expense Ratio	Expenses Paid During Period**
Actual
Class I	$1,000.00	$1,057.98	1.19%	$6.11
Class A	1,000.00	1,057.35	1.44	7.39
Class B	1,000.00	1,053.60	2.16	11.06
Class C	1,000.00	1,053.22	2.16	11.06
Hypothetical***
Class I	1,000.00	1,019.00	1.19	5.99
Class A	1,000.00	1,017.75	1.44	7.24
Class B	1,000.00	1,014.16	2.16	10.85
Class C	1,000.00	1,014.16	2.16	10.85

*	See Explanation of Expense Tables on page 5.
**	Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.
***	Assumes annual return of 5% before expenses.
(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception.

(5)	Peer-group performance is derived from data provided by Lipper Inc.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at www.allegiantfunds.com.

Allegiant Equity Funds

S & P 500® INDEX FUND OVERVIEW

May 31, 2007

Hitesh Patel, Ph.D.

Director,

Structured Equity Strategies

How did S&P 500® stocks perform over the last year?

Equity securities, as measured by the S&P 500® Index, performed well during the 12-month period ended May 31, 2007 as global growth buoyed U.S. stock performance, particularly among large cap securities. For the first quarter of 2007, earnings came in significantly higher than estimates with median year-over-year earnings for the S&P 500® up 10.2%, over 3.5% higher than analysts’ estimates. Dollar weakness and increased pricing power accounted for strong corporate earnings.

What factors impacted the Fund’s performance?

The S&P 500® Index Fund (“Fund”) returned 16.26% to B shares investors(1) and 22.53% to I shares investors during the fiscal year ended May 31, 2007. The S&P 500® Index (2) (“Index”), the Fund’s benchmark, returned 22.79% during the same period. The Average S&P 500® Index Peer returned 22.07% during the period.

Sector performance has been strong across the board, but the best-performing areas have come from the smallest sectors in the benchmark. Utilities and Telecommunication Services, both holding weights below 4% in the S&P 500® Index, have had 12-month returns of 35.8% and 49.8%, respectively. The ‘worst’ performing sectors over the last 12 months include Consumer Staples and Health Care, but both were up over 19%.

Following the sell-off of equity markets around the world in late February 2007, volatility of the equity markets and the S&P 500® moved up considerably, but the long-term trend still tends towards lower-than-average volatility. Stocks have been moving in tandem, with very little differentiation in returns across sectors. As well, we have seen risk premiums in all asset classes and around the world move lower, as evidenced by tight corporate and high yield spreads and the out performance of lower quality equity securities.

What are your thoughts going into the next 12 months?

Going into the second half of 2007, we believe the economy will continue to moderate, but low interest rates, full employment, and strong balance sheets will support another year of growth. We believe equities will continue to post strong relative performance given reasonable current valuations, easy access to inexpensive capital, and higher organic growth rates. The S&P 500® is poised for stronger growth relative to smaller market capitalizations given their cheap valuations and accelerating growth.

Portfolio Holdings

Financials	20.9%
Information Technology	14.5
Healthcare	11.4
Industrials	11.0
Energy	10.1
Consumer Discretionary	9.7
Consumer Staples	9.0
Utilities	3.9
Telecommunication Services	3.8
Materials	3.1
Affiliated Money Market Fund	1.6
Exchange Traded Fund	1.0
100.0%

The table on the left presents portfolio holdings as a percentage of total investments before collateral for loaned securities as of May 31, 2007.

(1)	Performance of Class B shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.
(2)

The S&P 500® Index is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class B Shares only. The performance of Class A and Class C Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Average Annual Total Returns as of 5/31/07(4)

	Date of Inception	1 Year	3 Years	5 Years	Since Inception	Max Sales Charge	Max CDSC
Class I Shares	7/10/98	22.53%	12.68%	9.07%	4.56%	N/A	N/A
Class A Shares	10/15/98	19.03%	11.46%	8.26%	3.99%	2.50%	N/A
Class B Shares	1/4/00	16.26%	10.50%	7.68%	3.50%	N/A	5.00%
Class C Shares	1/17/00	20.22%	11.58%	7.99%	3.50%	N/A	1.00%
Average S&P 500® Index Peer(5)		22.07%	12.43%	8.86%	N/A	N/A	N/A
S&P 500® Index		22.79%	13.03%	9.45%	N/A	N/A	N/A

Expense Table*

	Beginning Account Value 12/1/06	Ending Account Value 5/31/07	Annualized Expense Ratio	Expenses Paid During Period**
Actual
Class I	$1,000.00	$1,102.00	0.36%	$1.89
Class A	1,000.00	1,100.10	0.62	3.25
Class B	1,000.00	1,095.90	1.36	7.11
Class C	1,000.00	1,095.85	1.36	7.11
Hypothetical***
Class I	1,000.00	1,023.14	0.36	1.82
Class A	1,000.00	1,021.84	0.62	3.13
Class B	1,000.00	1,018.15	1.36	6.84
Class C	1,000.00	1,018.15	1.36	6.84

*	See Explanation of Expense Tables on page 5.
**	Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.
***	Assumes annual return of 5% before expenses.
(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect a current voluntary fee waiver. Without such a fee waiver, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception.

(5)	Peer-group performance is derived from data provided by Lipper Inc.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at www.allegiantfunds.com.

Allegiant Equity Funds

SMALL CAP CORE FUND OVERVIEW

May 31, 2007

Gordon A. Johnson

Senior Portfolio

Manager

How did small cap core stocks perform over the last year?

Though small caps ceded their billing as the top performing asset class during the 12-month period ended May 31, 2007, they still turned in strong returns, with the Russell 2000® up 18.92%. Though lower quality, more speculative small cap securities outperformed in the beginning of the period, the new year marked a return to higher quality, larger companies outperforming. Small cap value stocks outperformed small cap growth stocks (Russell 2000® Value versus Growth).

Small cap performance relative to large caps remained strong in 2006, but as U.S. economic growth has slowed, small caps have suffered due to their lower proportion of international sales.

What factors impacted the Fund’s performance?

During the fiscal year ended May 31, 2007, the Small Cap Core Fund (“Fund”) returned 9.63% to B shares investors(1) and 15.65% to I shares investors. The Fund’s benchmark, the Russell 2000® Index(2) (the “Index”) returned 18.92% during the same period. The Average Small-Cap Core Peer returned 17.69% during the period.

Financials were among the Fund’s strongest areas, given its overweight to the capital markets and consumer finance industries. The Fund’s overweight to Technology also offset our struggles in Industrials. While lower quality small cap stocks dominated over the majority of the last 12 months, early 2007 saw a reversal of this pattern with higher quality companies leading the market. This has benefited our portfolio and should continue to do so.

The markets spent the majority of the 12-month period rotating between riskier and more conservative sectors and securities, much to the detriment of Fund performance. Combined with massive flows into small cap exchange traded funds, these created difficult headwinds for actively managed funds focused on fundamentals.

As fears of a housing slowdown spread, we sold positions in building products companies. The Fund’s holdings in the Industrials sector were the driving reason behind its underperformance for the period. As well, our Transportation positions faced rising fuel costs and negative price shocks.

What are your thoughts going into the next 12 months?

While we believe earnings expectations for small caps as a whole are too high, we recognize that small caps have higher growth potential than larger cap companies. As for future expectations, we believe small caps will benefit whether or not the Fed cuts rates.

Though many have argued that large caps will outperform small caps due to cheaper valuations, a weaker dollar, and the end of an extended small cap rally, we do not believe this will necessarily hold true. It is possible to construct a small cap portfolio with securities bearing both attractive valuations and strong growth prospects. Private equity and the continued upsurge in M&A activity are also positive for the cap range. Many of the overvalued small cap securities remain within the riskier and more speculative tranches of the index, resulting from the massive inflows into unmanaged small cap exchange traded funds that we’ve seen over the last two years.

We believe valuations do still matter over time; however, small caps have better growth prospects. We remain vigilant to the potential downside moves of the market; at that time, valuations, cash flow, and growth rates drive returns and protect on the downside. We remain positioned in those companies offering strong growth rates, well-run businesses, and niche products, and which are trading at attractive valuations.

Investments in small capitalization companies present greater risk of loss than investments in large companies.

(1)	Performance of Class B shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.
(2)

The Russell 2000® Index, an unmanaged index of companies widely representative of small capitalization companies based on market capitalization, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

Portfolio Holdings

Information Technology	22.3%
Financials	21.1
Consumer Discretionary	20.7
Industrials	15.9
Healthcare	9.5
Energy	5.3
Materials	3.6
Affiliated Money Market Fund	1.6
100.0%

The table on the left presents portfolio holdings as a percentage of total investments before collateral for loaned securities as of May 31, 2007.

(3)

This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class B Shares only. The performance of Class A and Class C Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Average Annual Total Returns as of 5/31/07(4)

	Date of Inception	1 Year	3 Years	Since Inception	Max Sales Charge	Max CDSC
Class I Shares	4/2/04	15.65%	14.81%	12.16%	N/A	N/A
Class A Shares	4/2/04	9.06%	12.35%	9.89%	5.50%	N/A
Class B Shares	4/2/04	9.63%	12.70%	10.37%	N/A	5.00%
Class C Shares	4/2/04	13.52%	13.72%	11.16%	N/A	1.00%
Average Small-Cap Core Peer(5)		17.69%	15.72%	N/A	N/A	N/A
Russell 2000® Index		18.92%	15.59%	N/A	N/A	N/A

Expense Table*

	Beginning Account Value 12/1/06	Ending Account Value 5/31/07	Annualized Expense Ratio	Expenses Paid During Period**
Actual
Class I	$1,000.00	$1,127.45	1.16%	$6.15
Class A	1,000.00	1,125.91	1.41	7.47
Class B	1,000.00	1,121.44	2.13	11.27
Class C	1,000.00	1,121.36	2.13	11.27
Hypothetical***
Class I	1,000.00	1,019.15	1.16	5.84
Class A	1,000.00	1,017.90	1.41	7.09
Class B	1,000.00	1,014.31	2.13	10.70
Class C	1,000.00	1,014.31	2.13	10.70

*	See Explanation of Expense Tables on page 5.
**	Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.
***	Assumes annual return of 5% before expenses.
(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charges (including the contingent deferred sales charge appropriate to each period), operating expenses and fees.

(5)	Peer-group performance is derived from data provided by Lipper Inc.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at www.allegiantfunds.com.

Allegiant Equity Funds

SMALL CAP GROWTH FUND OVERVIEW

May 31, 2007

Hitesh Patel, Ph.D.

Director,

Structured Equity Strategies

How did small cap growth stocks perform over the last year?

Though small caps ceded their billing as the top performing asset class over the 12-month period ended May 31, 2007, they still turned in strong returns, with the Russell 2000® up 18.92%. Though lower quality, more speculative small cap securities outperformed in the beginning of the period, the new year marked a return to higher quality, larger companies outperforming. Small cap value stocks outperformed small cap growth stocks (Russell 2000® Value versus Growth).

Small cap performance relative to large caps remained strong in 2006, but as U.S. economic growth has slowed, small caps have suffered due to their lower proportion of international sales.

What factors impacted the Fund’s performance?

During the fiscal year ended May 31, 2007, the Allegiant Small Cap Growth Fund (“Fund”) returned 5.30% to B shares investors(1) and 11.47% to I shares investors versus its benchmark, the Russell 2000® Growth Index(2), which returned 17.57%. The Average Small-Cap Growth Peer returned 15.91% during the period.

The Energy sector saw strong returns on the back of superior stock selection in both the equipment/services and oil/gas industries.

For much of the 12-month period, stocks with little or no earnings growth fared best, while issues with growth expectations performed the worst. The market swung from favoring high-risk, speculative securities to those in a defensive position against a slowing economy. Neither of these environments was in harmony with the positioning of the Fund, which favored companies with higher growth rates and return on equity. In general, it was a very difficult environment for actively managed portfolios.

Technology proved especially difficult, as we were underweight the sector as a whole, especially in the strong-performing communication equipment and software industries. The Fund’s underperformance was primarily the result of stock selection in those areas outlined above.

What are your thoughts going into the next 12 months?

We are seeing very little dispersion in valuations among small cap equities, and the price ranges of stocks are tightening. We also are seeing that the more speculative companies continue to outperform.

A massive amount of investment is moving into passively managed investment vehicles and, as a result, there is less volatility in the overall marketplace.

As valuations become tighter, fundamental factors, such as faster growth or accelerating sales, give us a basis to differentiate stocks. Our goal is to identify companies that are improving fundamentally; over the long-term, they will be rewarded in the market.

We continue to identify those factors we believe are most predictive of performance; however, we are in a difficult environment. We are noticing that factors have less longevity and offer shorter windows of out performance. We are altering our models to capture this.

Portfolio Holdings

Information Technology	25.6%
Industrials	18.4
Healthcare	17.0
Consumer Discretionary	14.4
Energy	7.8
Financials	5.2
Materials	3.9
Consumer Staples	3.4
Telecommunication Services	2.0
Utilities	1.9
Affiliated Money Market Fund	0.4
100.0%

The table on the left presents portfolio holdings as a percentage of total investments before collateral for loaned securities as of May 31, 2007.

Investments in small capitalization companies present greater risk of loss than investments in large companies.

(1)	Performance of Class B shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.
(2)

The Russell 2000® Growth Index, an unmanaged index of 2,000 small company stocks, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class B Shares only. The performance of Class A and Class C Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Average Annual Total Returns as of 5/31/07(4)

	Date of Inception	1 Year	3 Years	5 Years	Since Inception	Max Sales Charge	Max CDSC
Class I Shares	8/1/97	11.47%	5.88%	3.28%	1.90%	N/A	N/A
Class A Shares	8/1/97	4.99%	3.60%	1.85%	1.06%	5.50%	N/A
Class B Shares	1/6/98	5.30%	3.65%	1.94%	1.05%	N/A	5.00%
Class C Shares	1/20/00	9.28%	4.86%	2.30%	0.99%	N/A	1.00%
Average Small-Cap Growth Peer(5)		15.91%	12.92%	10.48%	N/A	N/A	N/A
Russell 2000® Growth Index		17.57%	13.21%	11.22%	N/A	N/A	N/A

Expense Table*

	Beginning Account Value 12/1/06	Ending Account Value 5/31/07	Annualized Expense Ratio	Expenses Paid During Period**
Actual
Class I	$1,000.00	$1,089.90	1.48%	$7.71
Class A	1,000.00	1,086.78	1.74	9.05
Class B	1,000.00	1,083.61	2.45	12.73
Class C	1,000.00	1,083.42	2.45	12.73
Hypothetical***
Class I	1,000.00	1,017.55	1.48	7.44
Class A	1,000.00	1,016.26	1.74	8.75
Class B	1,000.00	1,012.72	2.45	12.29
Class C	1,000.00	1,012.72	2.45	12.29

*	See Explanation of Expense Tables on page 5.
**	Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.
***	Assumes annual return of 5% before expenses.
(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect a current voluntary waiver. Without such a fee waiver, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception.

(5)	Peer-group performance is derived from data provided by Lipper Inc.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at www.allegiantfunds.com.

Allegiant Asset Allocation Fund

BALANCED ALLOCATION FUND OVERVIEW

May 31, 2007

Brian L. Stine,

CFA

Investment Strategist

How did the asset allocation Fund perform over the last year?

During the fiscal year ended May 31, 2007, the Balanced Allocation Fund (“Fund”) returned 10.64% to B shares investors(1) and 16.68% to I shares investors. The Fund’s benchmark(c), a 60/40 hybrid of the S&P 500® Index(a) and the Lehman U.S. Aggregate Bond Fund(b) (“Index”), returned 16.34% during the same period. The Average Mixed-Asset Target Allocation Moderate Peer returned 14.98% during the period.

What Factors Affected the Fund’s Performance?

Equity securities, as measured by the S&P 500® Index, have had a strong 12-month period of performance as global growth buoyed U.S. stock performance, particularly among large cap securities. For the first quarter of 2007, earnings came in significantly higher than estimates with median year-over-year earnings for the S&P 500® up 10.2%, over 3.5% higher than analysts’ estimates. Dollar weakness and increased pricing power accounted for strong corporate earnings.

In the fixed income markets, volatility remains low, credit spreads tight, and the yield curve inverted. Treasuries sold off at the end of the 12-month period as solid economic fundamentals, potential diversification of international capital, and duration-selling from mortgage servicers combined to drive the movement in rates.

The Fund’s overweight positions in equities and international, as well as minor asset class holdings and manager performance, contributed positively to returns for the 12-month period.

What are your thoughts going into the next 12 months?

P/E ratios remain low from a historical perspective, and relatively low P/E ratios, combined with global economic growth, should be positive for the equity markets. A “Goldilocks” path for the economy, just enough growth balancing tame inflation, could set the stage for P/E expansion.

Global growth, led by the developing (emerging) countries, should continue to exceed domestic growth. The European economy has been a welcome surprise. Nevertheless, it is difficult to envision European growth expectations getting any better. Given how high expectations have risen, there appears to be more relative downside than upside risk to European markets from here. We remain neutral on international.

Bonds remain somewhat unattractive, when compared to cash on an income or yield basis, and only seem to “make sense” if the economy is headed toward a hard landing. Hence we are underweight fixed income.

We continue to recommend market exposure to both value and growth. While some commonly referenced metrics do suggest growth is currently attractive relative to value, increased globalization has blurred some of the distinctions between styles. We recommend neutral exposure to small cap, with 5% equity overweight allocated to large cap.

(1)	Performance of Class B Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

Portfolio Holdings

Asset Allocation

Equity Holdings	64.1%
Fixed Income Holdings	35.9
100.0%

The Portfolio Holdings tables present portfolio holdings as a percentage of total investments before collateral for loaned securities as of May 31, 2007.

Holdings Summary

U.S. Common Stocks	45.4%
U.S. Treasury Obligations	12.9
Exchange Traded Funds	10.1
Foreign Common Stocks	8.4
U.S. Government Agency Mortgage-Backed Obligations	7.7
Affiliated Money Market Fund	4.6
Corporate Bonds	3.3
Asset Backed Securities	2.8
Collateralized Mortgage Obligations	1.6
U.S. Government Agency Obligations	1.4
Commercial Mortgage Backed Securities	1.2
Commercial Paper	0.5
Foreign Warrants	0.1
100.0%

Asset allocation cannot guarantee a profit or prevent a loss. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s yield will decline due to falling interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. International investments are subject to special risks not ordinarily associated with domestic investments, including currency fluctuations, economic and political change and differing accounting standards that may adversely affect portfolio securities. Investments in small and mid capitalization companies present greater risk of loss than investments in large companies.

(2)

This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class B Shares only. The performance of Class A and Class C Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(a)	The S&P 500® Index is a widely-used, unmanaged index of 500 common stocks.
(b)	The Lehman U.S. Aggregate Bond Index is an unmanaged market value weighted index of fixed income securities.
(c)	The Balanced Allocation Hybrid Index is a blend of 60% of the S&P 500® Index and 40% of the Lehman U.S. Aggregate Bond Index, as calculated by the Adviser.

The indexes are not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

Average Annual Total Returns as of 5/31/07(3)

	Date of Inception	1 Year	3 Years	5 years	Since Inception	Max Sales Charge	Max CDSC
Class I Shares	7/10/98	16.68%	11.04%	7.90%	5.78%	N/A	N/A
Class A Shares	7/31/98	10.94%	8.99%	6.60%	4.98%	4.75%	N/A
Class B Shares	11/11/98	10.64%	8.89%	6.56%	4.89%	N/A	5.00%
Class C Shares	4/20/00	14.60%	9.95%	6.84%	4.75%	N/A	1.00%
Average Mixed-Asset Target Allocation Moderate Peer(4)		14.98%	9.84%	7.92%	N/A	N/A	N/A
60/40 Hybrid of the S&P 500® Index/Lehman U.S. Aggregate Bond Index		16.34%	9.53%	7.56%	N/A	N/A	N/A
Lehman U.S. Aggregate Bond Index		6.66%	4.28%	4.72%	N/A	N/A	N/A
S&P 500® Index		22.79%	13.03%	9.45%	N/A	N/A	N/A

Expense Table*

	Beginning Account Value 12/1/06	Ending Account Value 5/31/07	Annualized Expense Ratio	Expenses Paid During Period**
Actual
Class I	$1,000.00	$1,070.95	0.99%	$5.11
Class A	1,000.00	1,070.48	1.24	6.40
Class B	1,000.00	1,066.69	1.97	10.15
Class C	1,000.00	1,065.91	1.97	10.15
Hypothetical***
Class I	1,000.00	1,020.00	0.99	4.99
Class A	1,000.00	1,018.75	1.24	6.24
Class B	1,000.00	1,015.11	1.97	9.90
Class C	1,000.00	1,015.11	1.97	9.90

*	See Explanation of Expense Tables on page 5.
**	Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.
***	Assumes annual return of 5% before expenses.
(3)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception.

(4)	Peer-group performance is derived from data provided by Lipper Inc.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than shown here. Performance data current to the most recent month-end is available at www.allegiantfunds.com.

Allegiant Equity and Asset Allocation Funds

TRUSTEES AND OFFICERS OF THE TRUST

Name, Address[1] Age	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past 5 Years/ Other Directorships[3] Held by Board Member	Number of Portfolios in the Fund Complex Overseen by Trustee[4]
Independent Trustees

Robert D. Neary 73	Chairman of the Board and Trustee	Since February 1996	Retired; Co-Chairman of Ernst & Young, 1984 - 1993; Director, Commercial Metals Company.	31

Dorothy A. Berry 63	Trustee	Since April 2006	President, Talon Industries, Inc. (administrative, management and business consulting), since 1986; Chairman and Director, Professionally Managed Portfolios.	31

Kelley J. Brennan 64	Trustee	Since April 2006	Retired; Partner, PricewaterhouseCoopers LLP, 1981 - 2002.	31

John F. Durkott 62	Trustee	Since November 1993	President and CEO, Kittle’s Home Furnishings Center, Inc. (“Kittle’s”), since January 2002; Partner, Kittle’s Bloomington Properties LLC, 1981 - 2003; KK&D LLC, 1989 - 2003; KK&D II LLC, 1998 - 2003 (affiliated real estate companies of Kittle’s).	31

Richard W. Furst 68	Trustee and Chairman of the Audit Committee	Since June 1990	Dean Emeritus and Garvice D. Kincaid Professor of Finance (Emeritus), since 2003; Dean and Garvice D. Kincaid Professor of Finance, 2000-2003; Dean and Professor of Finance, 1981-2000; Gatton College of Business and Economics, University of Kentucky.	31

Gerald L. Gherlein 69	Trustee	Since July 1997	Retired; Executive Vice President and General Counsel, Eaton Corporation (global manufacturing), 1991 - 2000.	31

Dale C. LaPorte 65	Trustee	Since April 2005	Senior Vice President and General Counsel, Invacare Corporation (manufacturer of health care products), since December 2005; Partner, 1974 - 2005 and Chairman of Executive Committee, 2000 - 2004, Calfee, Halter & Griswold LLP.	31

Kathleen A. Obert 48	Trustee	Since August 2002	Chairman and CEO, Edward Howard & Co. (public relations agency), since 2000.	31

Interested Trustees

John G. Breen[5] 72	Trustee	Since August 2002	Retired; Chairman and CEO, The Sherwin Williams Co. (manufacture, distribution and sale of coatings), until May 2000; Director, Goodyear Tire & Rubber Co.; Director, The Stanley Works.	31

Timothy L. Swanson[5] 39	President, CEO and Chief Legal Officer Trustee	Since February 2006 Since April 2006	Executive Vice President and Chief Investment Officer, National City Corporation (bank holding company), since February 2003; Managing Director and Head of Equity Management, Evergreen Private Asset Management, 2002 - 2003; Senior Vice President and Head of Equity Securities, Wachovia Asset Management, 1999 - 2002.	31

Name, Address[1] Age	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past 5 Years/ Other Directorships[3] Held by Board Member	Number of Portfolios in the Fund Complex Overseen by Trustee[4]
Officers

Kathleen T. Barr[6] 200 Public Square, 5th Floor Cleveland, OH 44114 52	Senior Vice President, Chief Administrative Officer and Chief Compliance Officer	Since February 2003	Senior Vice President (formerly Vice President), National City Bank, and Managing Director, Allegiant Asset Management Group, since June 1999; Managing Director, Allegiant Asset Management Company, since May 1996.	N/A

Patrick Glazar[6] 103 Bellevue Parkway Wilmington, DE 19809 39	Treasurer	Since February 2006	Assistant Vice President and Director, Accounting and Administration, PFPC Inc., since September 2002; Senior Manager, PFPC Inc., 1994 to 2002.	N/A

John Kernan[6] 200 Public Square, 5th Floor Cleveland, OH 44114 41	Assistant Treasurer	Since February 2005	Senior Vice President, National City Bank, and Managing Director of Fund Administration, Allegiant Asset Management Group, since July 2004; Vice President and Senior Director of Fund Administration, State Street Bank and Trust Company, 1998 to 2004.	N/A

Audrey C. Talley[6] One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 53	Secretary	Since February 2005	Partner, Drinker Biddle & Reath LLP (law firm).	N/A

Ronald L. Weihrauch[6] 200 Public Square, 5th Floor Cleveland, OH 44114 30	Assistant Secretary	Since February 2007	Vice President (formerly Assistant Vice President), National City Bank, and Director, Legal Administration, Allegiant Asset Management Group, since September 2004; Senior Attorney, Ohio National Financial Services, 2003 - 2004; Associate Attorney, Millikin & Fitton Law Firm, 2001 - 2003.	N/A

David C. Lebisky[6] 760 Moore Road King of Prussia, PA 19406 35	Assistant Secretary	Since February 2007	Vice President and Senior Director, Regulatory Administration, PFPC Inc., since January 2007; Vice President and Director, PFPC Inc., 2003 to 2007; Assistant Vice President and Manager, 2001 to 2003.	N/A

[1]	Each Trustee can be contacted by writing to Allegiant Funds, c/o Allegiant Funds Group, 200 Public Square, 5th Floor, Cleveland, OH 44114, Attention: John Kernan.
[2]

Each Trustee holds office until the next meeting of shareholders at which Trustees are elected following his or her election or appointment and until his or her successor has been elected and qualified.

[3]

Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the 1940 Act. In addition to Allegiant Funds (“Allegiant”), each Trustee serves as a Trustee of Allegiant Advantage Fund (“Advantage”). Mr. Neary and Mr. Swanson also serve as Chairman and President/CEO/Chief Legal Officer, respectively, of Advantage.

[4]

The “Fund Complex” consists of all registered investment companies for which Allegiant Asset Management Company (the “Adviser”) or any of its affiliates serves as investment adviser. The number of portfolios overseen by the Trustees includes 30 portfolios of Allegiant and 1 portfolio of Advantage that are offered for sale as of the date of this Annual Report. The Trustees of Allegiant have authorized additional portfolios that have not yet been made available to investors.

[5]

Mr. Breen is considered to be an “interested person” of Allegiant as defined in the 1940 Act because he owns shares of common stock of National City Corporation (“NCC”), the indirect parent company of the Adviser. Mr. Swanson is considered to be an “interested person” of Allegiant because (1) he is Executive Vice President and Chief Investment Officer of NCC, and (2) he owns shares of common stock and options to purchase common stock of NCC.

[6]

Ms. Barr, Mr. Glazar, Mr. Kernan, Mr. Lebisky, Ms. Talley and Mr. Weihrauch also serve as Officers of Advantage in their same capacities. Ms. Barr previously served as Assistant Treasurer and Compliance Officer of Allegiant and Advantage from August 2002 to February 2003. In addition, Drinker Biddle & Reath LLP serves as counsel to Allegiant and Advantage.

For more information regarding the trustees and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-800-622-FUND (3863).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allegiant Funds

We have audited the accompanying statements of net assets of the International Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Value Fund, Multi-Factor Mid Cap Growth Fund, Multi-Factor Small Cap Core Fund, Multi-Factor Small Cap Focused Value Fund, Multi-Factor Small Cap Growth Fund, Multi-Factor Small Cap Value Fund, S&P 500 Index Fund, Small Cap Core Fund, Small Cap Growth Fund, and Balanced Allocation Fund (the “Funds”) (14 of the portfolios constituting the Allegiant Funds) and the statement of assets and liabilities of the Mid Cap Value Fund as of May 31, 2007, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at May 31, 2007, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

July 19, 2007

Allegiant Equity Funds	Selected Per Share Data and Ratios
FINANCIAL HIGHLIGHTS	For the Years Ended May 31

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(1)	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Before Fee Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	Portfolio Turnover Rate
INTERNATIONAL EQUITY FUND

CLASS I
2007*	$14.23	$0.15	$3.77	$(0.03)	$—	$18.12	27.61%	$343,857	1.22%	0.95%	1.37%	0.80%	37%
2006*	11.14	0.15	3.22	(0.28)	—	14.23	30.57	264,452	1.34	1.13	1.49	0.98	123
2005	10.18	0.13	0.99	(0.16)	—	11.14	10.99	209,121	1.36	1.27	1.46	1.17	225
2004	8.05	0.08	2.21	(0.16)	—	10.18	28.50	280,040	1.41	0.74	1.41	0.74	117
2003	9.75	0.08	(1.75)	(0.03)	—	8.05	(17.13)	322,284	1.38	1.06	1.38	1.06	90
CLASS A
2007*	$14.10	$0.11	$3.72	$— **	$—	$17.93	27.17%	$19,630	1.47%	0.70%	1.62%	0.55%	37%
2006*	11.03	0.11	3.21	(0.25)	—	14.10	30.39	14,083	1.59	0.88	1.74	0.73	123
2005	10.09	0.13	0.95	(0.14)	—	11.03	10.62	11,333	1.61	1.02	1.71	0.92	225
2004	7.97	0.07	2.17	(0.12)	—	10.09	28.19	11,693	1.66	0.49	1.66	0.49	117
2003	9.68	0.10	(1.79)	(0.02)	—	7.97	(17.49)	32,345	1.63	0.81	1.63	0.81	90
CLASS B
2007*	$13.73	$— **	$3.62	$—	$—	$17.35	26.37%	$1,412	2.19%	(0.02)%	2.34%	(0.17)%	37%
2006*	10.73	0.02	3.12	(0.14)	—	13.73	29.43	1,236	2.27	0.20	2.42	0.05	123
2005	9.81	0.04	0.93	(0.05)	—	10.73	9.85	1,369	2.30	0.33	2.40	0.23	225
2004	7.77	(0.02)	2.14	(0.08)	—	9.81	27.31	1,834	2.36	(0.21)	2.36	(0.21)	117
2003	9.46	0.01	(1.70)	—	—	7.77	(17.87)	1,944	2.34	0.10	2.34	0.10	90
CLASS C
2007*	$13.69	$0.02	$3.59	$—	$—	$17.30	26.37%	$1,164	2.19%	(0.02)%	2.34%	(0.17)%	37%
2006*	10.68	0.01	3.12	(0.12)	—	13.69	29.43	1,001	2.27	0.20	2.42	0.05	123
2005	9.78	0.05	0.93	(0.08)	—	10.68	10.01	1,277	2.30	0.33	2.40	0.23	225
2004	7.77	—	2.12	(0.11)	—	9.78	27.27	1,209	2.36	(0.21)	2.36	(0.21)	117
2003	9.46	0.01	(1.70)	—	—	7.77	(17.87)	413	2.34	0.10	2.34	0.10	90

LARGE CAP CORE EQUITY FUND

CLASS I
2007	$12.39	$0.12	$1.79	$(0.06)	$(0.76)	$13.48	15.91%	$235,381	0.92%	0.97%	0.92%	0.97%	66%
2006	11.54	0.05	1.09	(0.04)	(0.25)	12.39	9.98	227,171	0.97	0.43	0.97	0.43	65
2005	10.91	0.08	0.79	(0.08)	(0.16)	11.54	7.95	211,478	0.98	0.66	0.98	0.66	69
2004	9.58	0.09	1.33	(0.09)	—	10.91	14.72	209,690	0.94	0.81	0.94	0.81	124
2003	10.87	0.10	(1.30)	(0.09)	—	9.58	(10.90)	152,055	0.96	1.08	0.96	1.08	68
CLASS A
2007	$12.26	$0.09	$1.77	$(0.03)	$(0.76)	$13.33	15.62%	$5,918	1.17%	0.72%	1.17%	0.72%	66%
2006	11.41	0.02	1.10	(0.02)	(0.25)	12.26	9.81	5,863	1.22	0.18	1.22	0.18	65
2005	10.81	0.05	0.77	(0.06)	(0.16)	11.41	7.53	7,881	1.23	0.41	1.23	0.41	69
2004	9.49	0.06	1.33	(0.07)	—	10.81	14.62	8,648	1.19	0.56	1.19	0.56	124
2003	10.77	0.08	(1.29)	(0.07)	—	9.49	(11.22)	4,703	1.21	0.83	1.21	0.83	68
CLASS B
2007	$11.77	$— **	$1.69	$—	$(0.76)	$12.70	14.78%	$2,860	1.89%	0.00%	1.89%	0.00%	66%
2006	11.03	(0.06)	1.05	—	(0.25)	11.77	9.01	3,152	1.90	(0.50)	1.90	(0.50)	65
2005	10.49	(0.03)	0.76	(0.03)	(0.16)	11.03	6.90	3,545	1.92	(0.27)	1.92	(0.27)	69
2004	9.22	(0.02)	1.29	—	—	10.49	13.70	3,527	1.89	(0.14)	1.89	(0.14)	124
2003	10.48	0.01	(1.26)	(0.01)	—	9.22	(11.79)	1,699	1.92	0.12	1.92	0.12	68
CLASS C
2007	$11.77	$— **	$1.69	$—	$(0.76)	$12.70	14.78%	$431	1.89%	0.00%	1.89%	0.00%	66%
2006	11.02	(0.06)	1.06	—	(0.25)	11.77	9.11	408	1.90	(0.50)	1.90	(0.50)	65
2005	10.49	(0.03)	0.75	(0.03)	(0.16)	11.02	6.82	731	1.92	(0.27)	1.92	(0.27)	69
2004	9.23	(0.02)	1.29	(0.01)	—	10.49	13.63	676	1.89	(0.14)	1.89	(0.14)	124
2003	10.48	0.01	(1.25)	(0.01)	—	9.23	(11.68)	516	1.92	0.12	1.92	0.12	68

†	Total return excludes sales charge.
*	Redemption fees received during the year had no effect on the net asset value.
**	Amount represents less than $0.005 per share
(1)	Per share data calculated using average shares outstanding method.

See Notes to Financial Statements.

Allegiant Equity Funds	Selected Per Share Data and Ratios
FINANCIAL HIGHLIGHTS	For the Years Ended May 31, unless otherwise indicated

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(1)	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Before Fee Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	Portfolio Turnover Rate
LARGE CAP GROWTH FUND

CLASS I
2007	$19.77	$0.10	$3.00	$(0.16)	$(1.91)	$20.80	16.51%	$430,249	0.93%	0.44%	0.93%	0.44%	79%
2006	19.06	—	1.54	(0.19)	(0.64)	19.77	8.02	453,493	0.97	(0.01)	0.97	(0.01)	76
2005	18.71	0.08	0.51	—	(0.24)	19.06	3.22	482,538	0.98	0.38	0.98	0.38	78
2004	17.13	0.02	1.63	(0.07)	—	18.71	9.64	581,512	0.93	0.09	0.93	0.09	144
2003	19.54	0.06	(2.41)	(0.06)	—	17.13	(12.03)	542,371	0.92	0.35	0.92	0.35	65
CLASS A
2007	$19.48	$0.05	$2.96	$(0.11)	$(1.91)	$20.47	16.26%	$121,321	1.18%	0.19%	1.18%	0.19%	79%
2006	18.78	(0.05)	1.51	(0.12)	(0.64)	19.48	7.74	118,848	1.22	(0.26)	1.22	(0.26)	76
2005	18.49	0.03	0.50	—	(0.24)	18.78	2.93	129,193	1.23	0.13	1.23	0.13	78
2004	16.95	(0.03)	1.61	(0.04)	—	18.49	9.34	142,015	1.18	(0.16)	1.18	(0.16)	144
2003	19.34	0.02	(2.39)	(0.02)	—	16.95	(12.26)	136,358	1.17	0.10	1.17	0.10	65
CLASS B
2007	$18.55	$(0.10)	$2.82	$—	$(1.91)	$19.36	15.43%	$6,849	1.90%	(0.53)%	1.90%	(0.53)%	79%
2006	17.92	(0.18)	1.45	—	(0.64)	18.55	7.03	8,399	1.90	(0.94)	1.90	(0.94)	76
2005	17.78	(0.10)	0.48	—	(0.24)	17.92	2.20	9,265	1.92	(0.56)	1.92	(0.56)	78
2004	16.38	(0.15)	1.57	(0.02)	—	17.78	8.66	9,673	1.88	(0.86)	1.88	(0.86)	144
2003	18.81	(0.09)	(2.34)	—	—	16.38	(12.92)	3,363	1.88	(0.61)	1.88	(0.61)	65
CLASS C
2007	$18.58	$(0.10)	$2.81	$—	$(1.91)	$19.38	15.35%	$707	1.90%	(0.53)%	1.90%	(0.53)%	79%
2006	17.94	(0.18)	1.46	—	(0.64)	18.58	7.08	826	1.90	(0.94)	1.90	(0.94)	76
2005	17.80	(0.10)	0.48	—	(0.24)	17.94	2.20	1,239	1.92	(0.56)	1.92	(0.56)	78
2004	16.40	(0.15)	1.57	(0.02)	—	17.80	8.70	1,146	1.88	(0.86)	1.88	(0.86)	144
2003	18.82	(0.09)	(2.33)	—	—	16.40	(12.91)	576	1.88	(0.61)	1.88	(0.61)	65

LARGE CAP VALUE FUND

CLASS I
2007	$18.87	$0.29	$4.24	$(0.27)	$(2.14)	$20.99	25.29%	$718,669	0.92%	1.42%	0.92%	1.42%	71%
2006	17.58	0.25	2.62	(0.23)	(1.35)	18.87	16.78	582,162	0.97	1.30	0.97	1.30	46
2005	16.44	0.26	1.81	(0.25)	(0.68)	17.58	12.74	548,937	0.98	1.47	0.98	1.47	37
2004	14.07	0.21	2.38	(0.22)	—	16.44	18.52	526,031	0.94	1.38	0.94	1.38	47
2003	15.83	0.21	(1.73)	(0.21)	(0.03)	14.07	(9.46)	505,108	0.93	1.62	0.93	1.62	34
CLASS A
2007	$18.81	$0.23	$4.23	$(0.22)	$(2.14)	$20.91	24.95%	$65,300	1.17%	1.17%	1.17%	1.17%	71%
2006	17.53	0.20	2.61	(0.18)	(1.35)	18.81	16.48	54,448	1.22	1.05	1.22	1.05	46
2005	16.39	0.21	1.82	(0.21)	(0.68)	17.53	12.50	48,306	1.23	1.22	1.23	1.22	37
2004	14.03	0.18	2.37	(0.19)	—	16.39	18.24	41,023	1.19	1.13	1.19	1.13	47
2003	15.80	0.19	(1.75)	(0.18)	(0.03)	14.03	(9.78)	34,207	1.18	1.37	1.18	1.37	34
CLASS B
2007	$18.70	$0.09	$4.20	$(0.08)	$(2.14)	$20.77	24.05%	$9,638	1.89%	0.45%	1.89%	0.45%	71%
2006	17.43	0.07	2.60	(0.05)	(1.35)	18.70	15.71	8,782	1.90	0.37	1.90	0.37	46
2005	16.30	0.09	1.81	(0.09)	(0.68)	17.43	11.73	9,783	1.92	0.53	1.92	0.53	37
2004	13.97	0.06	2.38	(0.11)	—	16.30	17.47	10,499	1.89	0.43	1.89	0.43	47
2003	15.73	0.09	(1.74)	(0.08)	(0.03)	13.97	(10.45)	7,022	1.89	0.66	1.89	0.66	34
CLASS C
2007	$18.62	$0.09	$4.18	$(0.09)	$(2.14)	$20.66	24.04%	$808	1.89%	0.45%	1.89%	0.45%	71%
2006	17.36	0.07	2.59	(0.05)	(1.35)	18.62	15.70	588	1.90	0.37	1.90	0.37	46
2005	16.24	0.09	1.80	(0.09)	(0.68)	17.36	11.72	776	1.92	0.53	1.92	0.53	37
2004	13.94	0.02	2.40	(0.12)	—	16.24	17.36	697	1.89	0.43	1.89	0.43	47
2003	15.70	0.10	(1.74)	(0.09)	(0.03)	13.94	(10.42)	305	1.89	0.66	1.89	0.66	34

†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

Mid Cap Value Fund Class I and Class A commenced operations on July 1, 2002 and Class B and Class C commenced operations on June 2, 2003. All ratios for the period have been annualized. Total return for the period has not been annualized.

See Notes to Financial Statements.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Before Fee Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	Portfolio Turnover Rate
MID CAP VALUE FUND

CLASS I
2007	$13.73	$0.28	$3.41	$(0.05)	$(0.76)	$16.61	27.76%	$190,806	0.93%	1.86%	1.18%	1.61%	45%
2006	12.47	0.09	2.55	(0.11)	(1.27)	13.73	22.04	93,896	1.01	0.62	1.26	0.37	44
2005	12.54	0.10	2.12	(0.04)	(2.25)	12.47	18.13	45,863	1.02	0.75	1.27	0.50	75
2004	10.11	0.04	2.69	(0.07)	(0.23)	12.54	27.24	52,453	1.07	0.36	1.20	0.23	87
2003(2)	10.00	0.07	0.07	(0.03)	—	10.11	1.38	36,319	0.93	0.89	1.24	0.58	76
CLASS A
2007	$13.57	$0.31	$3.30	$(0.04)	$(0.76)	$16.38	27.48%	$194,866	1.18%	1.61%	1.43%	1.36%	45%
2006	12.35	0.04	2.53	(0.08)	(1.27)	13.57	21.66	10,777	1.26	0.37	1.51	0.12	44
2005	12.44	0.07	2.10	(0.01)	(2.25)	12.35	17.86	6,042	1.27	0.50	1.52	0.25	75
2004	10.05	—	2.68	(0.06)	(0.23)	12.44	26.85	5,313	1.32	0.11	1.45	(0.02)	87
2003(2)	10.00	0.06	0.01	(0.02)	—	10.05	0.71	1,299	1.18	0.64	1.49	0.33	76
CLASS B
2007	$13.36	$0.11	$3.33	$—	$(0.76)	$16.04	26.57%	$5,507	1.90%	0.89%	2.15%	0.64%	45%
2006	12.18	(0.04)	2.49	—	(1.27)	13.36	20.87	4,636	1.94	(0.31)	2.19	(0.56)	44
2005	12.37	(0.02)	2.08	—	(2.25)	12.18	16.98	4,058	1.96	(0.19)	2.21	(0.44)	75
2004(2)	10.14	(0.08)	2.56	(0.02)	(0.23)	12.37	24.64	3,472	2.05	(0.62)	2.18	(0.75)	87
CLASS C
2007	$13.43	$0.15	$3.31	$—	$(0.76)	$16.13	26.58%	$5,620	1.90%	0.89%	2.15%	0.64%	45%
2006	12.23	(0.04)	2.51	—	(1.27)	13.43	20.95	1,745	1.94	(0.31)	2.19	(0.56)	44
2005	12.42	(0.02)	2.08	—	(2.25)	12.23	16.91	951	1.96	(0.19)	2.21	(0.44)	75
2004(2)	10.14	(0.08)	2.60	(0.01)	(0.23)	12.42	24.96	858	2.05	(0.62)	2.18	(0.75)	87

MULTI-FACTOR MID CAP GROWTH FUND

CLASS I
2007	$7.73	$0.08	$1.65	$(0.05)	$—	$9.41	22.45%	$16,758	0.90%	1.06%	1.45%	0.51%	159%
2006	6.92	—	0.81	—	—	7.73	11.71	15,544	0.90	(0.04)	1.46	(0.60)	102
2005	6.59	(0.04)	0.37	—	—	6.92	5.01	13,248	1.07	(0.62)	1.40	(0.95)	219
2004	5.70	(0.04)	0.93	—	—	6.59	15.63	67,969	1.13	(0.69)	1.26	(0.82)	228
2003	6.49	(0.05)	(0.74)	—	—	5.70	(12.17)	74,852	1.30	(0.92)	1.30	(0.92)	66
CLASS A
2007	$7.38	$0.06	$1.57	$(0.03)	$—	$8.98	22.11%	$17,483	1.15%	0.81%	1.70%	0.26%	159%
2006	6.63	(0.02)	0.77	—	—	7.38	11.31	16,778	1.15	(0.29)	1.71	(0.85)	102
2005	6.32	(0.05)	0.36	—	—	6.63	4.91	17,836	1.32	(0.87)	1.65	(1.20)	219
2004	5.48	(0.06)	0.90	—	—	6.32	15.33	19,092	1.38	(0.94)	1.51	(1.07)	228
2003	6.26	(0.06)	(0.72)	—	—	5.48	(12.46)	16,476	1.55	(1.17)	1.55	(1.17)	66
CLASS B
2007	$5.98	$0.01	$1.26	$—	$—	$7.25	21.24%	$1,065	1.88%	0.08%	2.43%	(0.47)%	159%
2006	5.41	(0.06)	0.63	—	—	5.98	10.54	1,231	1.83	(0.97)	2.39	(1.53)	102
2005	5.19	(0.08)	0.30	—	—	5.41	4.24	2,011	2.01	(1.56)	2.32	(1.89)	219
2004	4.53	(0.08)	0.74	—	—	5.19	14.57	3,429	2.08	(1.64)	2.21	(1.77)	228
2003	5.21	(0.08)	(0.60)	—	—	4.53	(13.05)	4,157	2.26	(1.88)	2.26	(1.88)	66
CLASS C
2007	$6.06	$0.01	$1.28	$—	$—	$7.35	21.29%	$107	1.88%	0.08%	2.43%	(0.47)%	159%
2006	5.48	(0.06)	0.64	—	—	6.06	10.58	137	1.83	(0.97)	2.39	(1.53)	102
2005	5.27	(0.08)	0.29	—	—	5.48	3.99	307	2.01	(1.56)	2.32	(1.89)	219
2004	4.59	(0.08)	0.76	—	—	5.27	14.82	366	2.08	(1.64)	2.21	(1.77)	228
2003	5.29	(0.08)	(0.62)	—	—	4.59	(13.23)	220	2.26	(1.88)	2.26	(1.88)	66

Allegiant Equity Funds	Selected Per Share Data and Ratios
FINANCIAL HIGHLIGHTS	For the Years Ended May 31, unless otherwise indicated

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income		Distributions from Net Realized Capital Gains	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Before Fee Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	Portfolio Turnover Rate
MULTI-FACTOR SMALL CAP CORE FUND

CLASS I
2007*	$11.16	$0.11	$1.18	$(0.05)		$(0.06)	$12.34	11.62%	$47,649	0.95%	0.73%	1.21%	0.47%	189%
2006(2)	10.00	0.03	1.13	—		—	11.16	11.60	6,599	0.99	0.43	1.55	(0.13)	64
CLASS A
2007*	$11.15	$0.05	$1.21	$(0.04)		$(0.06)	$12.31	11.35%	$648	1.20%	0.48%	1.46%	0.22%	189%
2006(2)	10.00	—	1.15	—		—	11.15	11.50	116	1.24	0.18	1.80	(0.38)	64

MULTI-FACTOR SMALL CAP FOCUSED VALUE FUND

CLASS I
2007	$11.15	$0.01	$1.39	$(0.03)		$(0.72)	$11.80	13.18%	$7,064	1.17%	0.09%	1.36%	(0.10)%	78%
2006(2)	10.00	0.01	1.14	—		—	11.15	11.50	6,095	1.06	0.20	1.63	(0.37)	81
CLASS A
2007	$11.12	$(0.02)	$1.39	$(0.02)		$(0.72)	$11.75	12.90%	$280	1.42%	(0.16)%	1.61%	(0.35)%	78%
2006(2)	10.00	—	1.12	—		—	11.12	11.20	76	1.31	(0.05)	1.88	(0.62)	81
CLASS C(5)
2007	$11.21	$(0.11)	$1.55	$(0.04)		$(0.72)	$11.89	13.42%	$154	2.15%	(0.89)%	2.34%	(1.08)%	78%

MULTI-FACTOR SMALL CAP GROWTH FUND

CLASS I
2007	$10.57	$(0.04)	$1.25	$—		$—	$11.78	11.45%	$6,312	0.95%	(0.34)%	1.58%	(0.97)%	160%
2006(2)	10.00	(0.03)	0.60	—		—	10.57	5.70	5,518	0.97	(0.45)	1.64	(1.12)	77
CLASS A
2007	$10.56	$(0.06)	$1.24	$—		$—	$11.74	11.17%	$35	1.20%	(0.59)%	1.83%	(1.22)%	160%
2006(2)	10.00	(0.05)	0.61	—		—	10.56	5.60	21	1.22	(0.70)	1.89	(1.37)	77

MULTI-FACTOR SMALL CAP VALUE FUND

CLASS I
2007*	$20.94	$0.01	$1.75	$(0.01)		$(3.03)	$19.66	9.33%	$414,786	1.17%	0.05%	1.17%	0.05%	74%
2006*	20.74	0.01	2.86	(0.04)		(2.63)	20.94	14.88	631,241	1.20	0.01	1.20	0.01	94
2005	22.18	(0.02)	2.83	—		(4.25)	20.74	11.61	767,302	1.22	(0.08)	1.22	(0.08)	103
2004	17.61	0.02	5.13	(0.06)		(0.52)	22.18	29.35	831,470	1.18	0.07	1.18	0.07	116
2003	20.64	0.08	(2.18)	(0.09	)(4)	(0.84)	17.61	(9.69)	773,213	1.20	0.48	1.20	0.48	127
CLASS A
2007*	$19.90	$(0.04)	$1.66	$—		$(3.03)	$18.49	9.08%	$172,928	1.42%	(0.20)%	1.42%	(0.20)%	74%
2006*	19.84	(0.05)	2.74	—		(2.63)	19.90	14.62	198,542	1.45	(0.24)	1.45	(0.24)	94
2005	21.42	(0.07)	2.74	—		(4.25)	19.84	11.34	233,391	1.47	(0.33)	1.47	(0.33)	103
2004	17.04	(0.04)	4.96	(0.02)		(0.52)	21.42	28.96	202,755	1.43	(0.19)	1.43	(0.19)	116
2003	20.03	0.03	(2.11)	(0.07	)(4)	(0.84)	17.04	(9.88)	147,501	1.45	0.23	1.45	0.23	127
CLASS B
2007*	$18.82	$(0.16)	$1.55	$—		$(3.03)	$17.18	8.33%	$13,282	2.14%	(0.92)%	2.14%	(0.92)%	74%
2006*	19.02	(0.18)	2.61	—		(2.63)	18.82	13.84	16,417	2.13	(0.92)	2.13	(0.92)	94
2005	20.82	(0.21)	2.66	—		(4.25)	19.02	10.56	17,972	2.16	(1.02)	2.16	(1.02)	103
2004	16.67	(0.18)	4.85	—		(0.52)	20.82	28.10	15,844	2.13	(0.90)	2.13	(0.90)	116
2003	19.68	(0.08)	(2.09)	—		(0.84)	16.67	(10.56)	10,944	2.16	(0.48)	2.16	(0.48)	127
CLASS C
2007*	$18.78	$(0.16)	$1.54	$—		$(3.03)	$17.13	8.29%	$12,547	2.14%	(0.92)%	2.14%	(0.92)%	74%
2006*	18.99	(0.18)	2.60	—		(2.63)	18.78	13.81	19,237	2.13	(0.92)	2.13	(0.92)	94
2005	20.79	(0.21)	2.66	—		(4.25)	18.99	10.58	26,923	2.16	(1.02)	2.16	(1.02)	103
2004	16.65	(0.18)	4.84	—		(0.52)	20.79	28.15	20,622	2.13	(0.90)	2.13	(0.90)	116
2003	19.65	(0.08)	(2.08)	—		(0.84)	16.65	(10.52)	11,799	2.16	(0.48)	2.16	(0.48)	127

†	Total return excludes sales charge.
*	Redemption fees received during the year had no effect on the net asset value.
**	Amount represents less than $0.005 per share
(1)	Per share data calculated using average shares outstanding method.
(2)

Multi-Factor Small Cap Core Fund, Multi-Factor Small Cap Focused Value Fund and Multi-Factor Small Cap Growth Fund commenced operations on September 30, 2005. All ratios for the period have been annualized. Total return for the period has not been annualized.

(3)	Small Cap Core Fund commenced operations on April 2, 2004. All ratios for the period have been annualized. Total return for the period has not been annualized.
(4)	Includes a tax return of capital of $(0.01) and $(0.01) for Class I and Class A, respectively, for Multi-Factor Small Cap Value Fund.
(5)	During the period ended May 31, 2006, there was no shareholder activity in the Class; therefore, no information is presented.

See Notes to Financial Statements.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Before Fee Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	Portfolio Turnover Rate
S&P 500® INDEX FUND

CLASS I
2007	$10.90	$0.20	$2.23	$(0.20)	$(0.03)	$13.10	22.53%	$160,014	0.35%	1.66%	0.50%	1.51%	26%
2006	10.26	0.17	0.66	(0.19)	—	10.90	8.16	171,999	0.35	1.56	0.50	1.41	30
2005	9.67	0.17	0.59	(0.17)	—	10.26	7.95	339,817	0.36	1.73	0.51	1.58	30
2004	8.30	0.12	1.36	(0.11)	—	9.67	17.98	387,699	0.34	1.32	0.49	1.17	1
2003	9.21	0.11	(0.91)	(0.11)	—	8.30	(8.55)	281,426	0.35	1.43	0.50	1.28	7
CLASS A
2007	$10.88	$0.17	$2.21	$(0.17)	$(0.03)	$13.06	22.09%	$32,716	0.60%	1.41%	0.75%	1.26%	26%
2006	10.23	0.14	0.68	(0.17)	—	10.88	8.03	25,281	0.60	1.31	0.75	1.16	30
2005	9.64	0.14	0.60	(0.15)	—	10.23	7.72	22,176	0.61	1.48	0.76	1.33	30
2004	8.29	0.10	1.34	(0.09)	—	9.64	17.47	16,111	0.59	1.07	0.74	0.92	1
2003	9.18	0.09	(0.89)	(0.09)	—	8.29	(8.57)	12,571	0.60	1.18	0.75	1.03	7
CLASS B
2007	$10.79	$0.08	$2.20	$(0.08)	$(0.03)	$12.96	21.26%	$4,057	1.35%	0.66%	1.50%	0.51%	26%
2006	10.16	0.06	0.66	(0.09)	—	10.79	7.08	4,260	1.35	0.56	1.50	0.41	30
2005	9.57	0.07	0.60	(0.08)	—	10.16	7.00	4,182	1.36	0.73	1.51	0.58	30
2004	8.24	0.03	1.33	(0.03)	—	9.57	16.57	3,120	1.34	0.32	1.49	0.17	1
2003	9.14	0.04	(0.90)	(0.04)	—	8.24	(9.40)	1,914	1.35	0.43	1.50	0.28	7
CLASS C
2007	$10.82	$0.08	$2.21	$(0.09)	$(0.03)	$12.99	21.22%	$1,895	1.35%	0.66%	1.50%	0.51%	26%
2006	10.17	0.06	0.68	(0.09)	—	10.82	7.23	1,595	1.35	0.56	1.50	0.41	30
2005	9.59	0.07	0.59	(0.08)	—	10.17	6.87	2,195	1.36	0.73	1.51	0.58	30
2004	8.25	0.03	1.35	(0.04)	—	9.59	16.70	1,698	1.34	0.32	1.49	0.17	1
2003	9.15	0.03	(0.89)	(0.04)	—	8.25	(9.41)	881	1.35	0.43	1.50	0.28	7

SMALL CAP CORE FUND

CLASS I
2007*	$12.43	$— **	$1.87	$—	$(0.56)	$13.74	15.65%	$225,592	1.16%	0.04%	1.16%	0.04%	45%
2006	11.03	(0.05)	1.45	—	—	12.43	12.69	220,144	1.21	(0.46)	1.21	(0.46)	78
2005	9.50	(0.06)	1.59	—	—	11.03	16.11	151,633	1.23	(0.61)	1.23	(0.61)	54
2004(3)	10.00	(0.01)	(0.49)	—	—	9.50	(5.00)	28,986	1.31	(0.67)	1.31	(0.67)	4
CLASS A
2007*	$12.35	$(0.03)	$1.86	$—	$(0.56)	$13.62	15.42%	$3,139	1.41%	(0.21)%	1.41%	(0.21)%	45%
2006	10.99	(0.08)	1.44	—	—	12.35	12.38	3,514	1.46	(0.71)	1.46	(0.71)	78
2005	9.50	(0.09)	1.58	—	—	10.99	15.68	2,533	1.48	(0.86)	1.48	(0.86)	54
2004(3)	10.00	(0.01)	(0.49)	—	—	9.50	(5.00)	241	1.56	(0.92)	1.56	(0.92)	4
CLASS B
2007*	$12.18	$(0.11)	$1.82	$—	$(0.56)	$13.33	14.63%	$538	2.13%	(0.93)%	2.13%	(0.93)%	45%
2006	10.91	(0.16)	1.43	—	—	12.18	11.64	454	2.14	(1.39)	2.14	(1.39)	78
2005	9.49	(0.16)	1.58	—	—	10.91	14.96	257	2.17	(1.55)	2.17	(1.55)	54
2004(3)	10.00	(0.02)	(0.49)	—	—	9.49	(5.10)	24	2.26	(1.62)	2.26	(1.62)	4
CLASS C
2007*	$12.20	$(0.11)	$1.81	$—	$(0.56)	$13.34	14.52%	$1,013	2.13%	(0.93)%	2.13%	(0.93)%	45%
2006	10.92	(0.16)	1.44	—	—	12.20	11.72	948	2.14	(1.39)	2.14	(1.39)	78
2005	9.50	(0.16)	1.58	—	—	10.92	14.95	700	2.17	(1.55)	2.17	(1.55)	54
2004(3)	10.00	(0.02)	(0.48)	—	—	9.50	(5.00)	300	2.26	(1.62)	2.26	(1.62)	4

Allegiant Equity Funds	Selected Per Share Data and Ratios
FINANCIAL HIGHLIGHTS	For the Years Ended May 31

	Net Asset Value, Beginning of Year	Net Investment Loss(1)	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Loss to Average Net Assets	Ratio of Expenses to Average Net Assets (Before Fee Waivers)	Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers)	Portfolio Turnover Rate
SMALL CAP GROWTH FUND

CLASS I
2007*	$9.68	$(0.06)	$1.17	$—	$—	$10.79	11.47%	$17,427	1.19%	(0.63)%	1.64%	(1.08)%	155%
2006*	8.63	(0.05)	1.10	—	—	9.68	12.17	20,682	1.23	(0.55)	1.68	(1.00)	111
2005	9.09	(0.07)	(0.39)	—	—	8.63	(5.06)	28,035	1.32	(0.82)	1.43	(0.93)	280
2004	7.70	(0.09)	1.48	—	—	9.09	18.05	134,244	1.23	(1.02)	1.23	(1.02)	340
2003	9.18	(0.06)	(1.42)	—	—	7.70	(16.12)	156,646	1.29	(0.92)	1.29	(0.92)	119
CLASS A
2007*	$9.47	$(0.08)	$1.13	$—	$—	$10.52	11.09%	$15,918	1.44%	(0.88)%	1.89%	(1.33)%	155%
2006*	8.47	(0.09)	1.09	—	—	9.47	11.81	17,306	1.48	(0.80)	1.93	(1.25)	111
2005	8.94	(0.07)	(0.40)	—	—	8.47	(5.26)	18,412	1.57	(1.07)	1.68	(1.18)	280
2004	7.59	(0.11)	1.46	—	—	8.94	17.79	22,493	1.48	(1.27)	1.48	(1.27)	340
2003	9.07	(0.08)	(1.40)	—	—	7.59	(16.32)	18,814	1.54	(1.17)	1.54	(1.17)	119
CLASS B
2007*	$8.93	$(0.14)	$1.06	$—	$—	$9.85	10.30%	$1,251	2.17%	(1.61)%	2.62%	(2.06)%	155%
2006*	8.04	(0.12)	1.01	—	—	8.93	11.07	1,605	2.16	(1.48)	2.61	(1.93)	111
2005	8.54	(0.13)	(0.37)	—	—	8.04	(5.86)	2,630	2.26	(1.76)	2.37	(1.87)	280
2004	7.30	(0.17)	1.41	—	—	8.54	16.99	5,186	2.18	(1.97)	2.18	(1.97)	340
2003	8.79	(0.12)	(1.37)	—	—	7.30	(16.95)	5,141	2.25	(1.88)	2.25	(1.88)	119
CLASS C
2007*	$8.95	$(0.15)	$1.07	$—	$—	$9.87	10.28%	$142	2.17%	(1.61)%	2.62%	(2.06)%	155%
2006*	8.06	(0.09)	0.98	—	—	8.95	11.04	135	2.16	(1.48)	2.61	(1.93)	111
2005	8.56	(0.13)	(0.37)	—	—	8.06	(5.84)	653	2.26	(1.76)	2.37	(1.87)	280
2004	7.32	(0.17)	1.41	—	—	8.56	16.94	719	2.18	(1.97)	2.18	(1.97)	340
2003	8.81	(0.12)	(1.37)	—	—	7.32	(16.91)	390	2.25	(1.88)	2.25	(1.88)	119

*	Redemption fees received during the year had no effect on the net asset value.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.

See Notes to Financial Statements.

Allegiant Asset Allocation Funds
Selected Per Share Data and Ratios
FINANCIAL HIGHLIGHTS	For the Years Ended May 31

	Net Asset Value, Beginning of Year	Net Investment Income(1)	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Before Fee Waivers)	Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	Portfolio Turnover Rate(2)
BALANCED ALLOCATION FUND

CLASS I
2007	$10.63	$0.23	$1.51	$(0.21)	$(0.30)	$11.86	16.68%	$149,407	0.97%	2.06%	0.97%	2.06%	148%
2006	9.95	0.17	0.68	(0.17)	—	10.63	8.64	122,916	1.04	1.63	1.04	1.63	223
2005	9.35	0.14	0.61	(0.15)	—	9.95	8.01	133,954	1.06	1.49	1.06	1.49	201
2004	8.44	0.11	0.89	(0.09)	—	9.35	11.93	136,752	0.98	1.15	0.98	1.15	230
2003	9.01	0.13	(0.55)	(0.15)	—	8.44	(4.58)	120,329	1.09	1.63	1.09	1.63	171
CLASS A
2007	$10.64	$0.20	$1.52	$(0.18)	$(0.30)	$11.88	16.47%	$17,125	1.22%	1.81%	1.22%	1.81%	148%
2006	9.96	0.14	0.69	(0.15)	—	10.64	8.35	14,323	1.29	1.38	1.29	1.38	223
2005	9.36	0.12	0.60	(0.12)	—	9.96	7.74	17,859	1.31	1.24	1.31	1.24	201
2004	8.45	0.08	0.90	(0.07)	—	9.36	11.67	16,900	1.23	0.90	1.23	0.90	230
2003	9.02	0.11	(0.55)	(0.13)	—	8.45	(4.80)	16,515	1.34	1.38	1.34	1.38	171
CLASS B
2007	$10.64	$0.12	$1.52	$(0.10)	$(0.30)	$11.88	15.64%	$6,209	1.95%	1.08%	1.95%	1.08%	148%
2006	9.96	0.07	0.68	(0.07)	—	10.64	7.60	5,781	1.99	0.68	1.99	0.68	223
2005	9.36	0.05	0.60	(0.05)	—	9.96	6.99	6,458	2.01	0.54	2.01	0.54	201
2004	8.46	0.02	0.89	(0.01)	—	9.36	10.80	6,985	1.93	0.20	1.93	0.20	230
2003	9.03	0.05	(0.55)	(0.07)	—	8.46	(5.48)	5,879	2.05	0.67	2.05	0.67	171
CLASS C
2007	$10.59	$0.12	$1.51	$(0.11)	$(0.30)	$11.81	15.60%	$2,236	1.95%	1.08%	1.95%	1.08%	148%
2006	9.91	0.07	0.68	(0.07)	—	10.59	7.60	1,246	1.99	0.68	1.99	0.68	223
2005	9.33	0.04	0.60	(0.06)	—	9.91	6.85	1,685	2.01	0.54	2.01	0.54	201
2004	8.43	0.03	0.88	(0.01)	—	9.33	10.83	1,754	1.93	0.20	1.93	0.20	230
2003	9.00	0.05	(0.55)	(0.07)	—	8.43	(5.49)	680	2.05	0.67	2.05	0.67	171

†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

Due to its investment strategy, Balanced Allocation Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

See Notes to Financial Statements.

Allegiant International Equity Fund

STATEMENT OF NET ASSETS

May 31, 2007

	Number of Shares	Value (000)
FOREIGN COMMON STOCKS — 96.7%
Australia — 2.9%
BHP Billiton, ADR (Materials)#	125,342	$6,598
Cochlear (Healthcare)	25,760	1,327
Woolworths (Consumer Staples)	78,760	1,794
WorleyParsons (Energy)	39,061	964

		10,683

Austria — 1.4%
Andritz AG (Industrials)	73,600	4,981
Belgium — 2.3%
KBC Groep NV (Financials)	35,850	4,947
Solvay SA (Materials)	21,599	3,448

		8,395

Canada — 1.8%
CAE (Industrials)	149,900	1,940
Cameco (Energy)#	29,880	1,553
Methanex (Materials)	124,300	3,242

		6,735

Finland — 5.5%
Cargotec, Cl B (Industrials)#	67,900	4,278
KCI Konecranes Oyj (Industrials)	128,200	5,399
Kone Oyj, Cl B (Industrials)#	61,600	3,688
UPM-Kymmene Oyj (Materials)	115,600	2,996
YIT Oyj (Industrials)#	104,399	3,638

		19,999

France — 5.0%
Christian Dior (Consumer Discretionary)#	26,700	3,495
Compagnie de Saint-Gobain (Industrials)	38,700	4,243
Groupe Danone (Consumer Staples)	7,500	1,175
Imerys SA (Materials)#	37,072	3,696
L’Oreal SA (Consumer Staples)#	14,750	1,753
LVMH Moet Hennessy Louis Vuitton SA (Consumer Discretionary)#	12,740	1,504
Schneider Electric SA (Industrials)	16,480	2,379

		18,245

Germany — 2.4%
Continental AG (Consumer Discretionary)#	29,007	4,102
Fielmann AG (Consumer Discretionary)	25,774	1,767
Rational AG (Consumer Discretionary)	8,010	1,568
Wirecard AG (Industrials)*	106,780	1,483

		8,920

Greece — 0.8%
IRF European Finance Investments (Financials) (C)	284,500	1,297
National Bank of Greece SA (Financials)	27,440	1,639

		2,936

Hong Kong — 6.4%
Century Sunshine Ecological Technology Holdings (Materials)	7,000,000	1,757
China Mobile, ADR (Telecommunication Services)	21,790	1,011
Espirit Holdings (Consumer Discretionary)	168,500	2,075
Focus Media Holding, ADR (Consumer Discretionary)*#	43,070	1,905
FU JI Food and Catering Services Holdings (Consumer Discretionary)#	613,280	2,097
Guangzhou R&F Properties, Cl H (Financials)	521,980	1,324
Hengan International Group (Consumer Staples)#	483,960	1,652
Kerry Properties (Financials)#	274,320	1,685
Li & Fung (Consumer Discretionary)	694,600	2,331
Li Ning (Consumer Discretionary)#	1,096,560	2,421
Neo-Neon Holdings (Industrials)*	991,000	1,736
Wing Hang Bank (Financials)	119,040	1,277
Zijin Mining Group, Cl H (Materials)	4,353,450	2,297

		23,568

India — 0.9%
Educomp Solutions (Information Technology)	37,600	1,628
Infosys Technologies, ADR (Information Technology)	34,730	1,711

		3,339
Ireland — 5.5%
Bank of Ireland (Financials)	152,100	3,276
CRH PLC (Materials)	79,062	3,851
DEPFA Bank PLC (Financials)	198,200	3,654
Greencore Group PLC (Consumer Staples)	616,110	4,037
Irish Life & Permanent PLC (Financials)	51,920	1,439
Kingspan Group PLC (Industrials)	64,960	1,932
Ryanair Holdings PLC, ADR (Industrials)*	32,000	1,321
Smurfit Kappa Group PLC (Materials)*	18,800	477

		19,987

Israel — 1.0%
Nice Systems, ADR (Information Technology)*	45,360	1,718
Teva Pharmaceutical Industries, ADR (Healthcare)	46,600	1,827

		3,545

Italy — 1.3%
Azimut Holding (Financials)	135,200	2,279
Banca Italease (Financials)	26,224	1,286
Geox (Consumer Discretionary)	74,199	1,343

		4,908

Japan — 15.8%
Ardepro (Financials)#	3,010	976
Asahi Breweries (Consumer Staples)	193,600	3,089
Canon, ADR (Information Technology)	29,010	1,708
Central Japan Railway (Industrials)	275	2,825
Dena (Consumer Discretionary)	340	1,106
Iino Kaiun Kaisha (Industrials)#	280,000	3,580
Kansai Electric Power (Utilities)	123,000	3,093
KDDI (Telecommunication Services)	507	4,333
Kuraray (Materials)	112,720	1,226
Maruichi Steel Tube (Materials)#	113,000	3,519
Meiji Dairies (Consumer Staples)	479,000	3,184
Mitsubishi UFJ Financial Group, ADR (Financials)	275,880	3,181
Nintendo (Information Technology)	5,845	2,044
Nippon Yusen Kabushiki (Industrials)	453,000	4,180
Nitori (Consumer Discretionary)	24,500	1,145
ORIX (Financials)	5,520	1,479
Shin-Etsu Chemical (Materials)	25,200	1,690
Shiseido (Consumer Staples)	41,140	884
Showa Denko KK (Materials)	944,000	3,390

	Number of Shares	Value (000)
FOREIGN COMMON STOCKS — continued
Japan — continued
Sumitomo Realty & Development (Financials)	74,460	$2,814
Takeda Pharmaceutical (Healthcare)	23,625	1,586
Tokyo Electric Power (Utilities)	108,400	3,607
Toyo Tanso (Industrials)#	17,385	1,147
Toyota Motor, ADR (Consumer Discretionary)	6,460	780
Yamada Denki (Consumer Discretionary)	15,380	1,448

		58,014

Luxembourg — 0.4%
Millicom International Cellular SA (Telecommunication Services)*	16,000	1,361

Mexico — 2.4%
America Movil SA de CV, ADR (Telecommunication Services)#	69,560	4,212
Cemex SA de CV, ADR (Materials)#	88,024	3,422
Fomento Economico Mexicano SA de CV, ADR (Consumer Staples)	25,380	1,011

		8,645

Netherlands — 2.1%
ABN AMRO Holdings NV (Financials)	106,810	5,121
Crucell NV (Healthcare)*#	49,960	1,152
Fugro NV (Energy)	22,540	1,321

		7,594

Norway — 3.6%
Austevoll Seafood ASA (Consumer Staples)*	190,210	1,766
Camillo Eitzen (Industrials)	333,250	3,315
DNB ASA (Financials)	208,400	2,813
Eitzen Maritime Services ASA (Industrials)*	59,141	24
Orkla ASA (Industrials)	108,300	1,912
Yara International ASA (Materials)#	120,690	3,497

		13,327

Portugal — 0.8%
Portugal Telecom SGPS SA (Telecommunication Services)	211,400	2,944
Singapore — 3.6%
Ezra Holdings (Energy)	293,900	1,086
Keppel (Industrials)#	323,280	2,304
Midas Holdings (Industrials)	704,000	980
Raffles Education (Consumer Discretionary)#	2,091,730	2,749
Singapore Exchange (Financials)	611,900	2,981
Wilmar International (Consumer Staples)#	1,293,180	2,909

		13,009

South Africa — 4.1%
Impala Platinum Holdings (Materials)	102,400	3,135
Metorex (Materials)*	1,301,651	4,379
Sappi (Materials)	195,000	3,643
Sasol (Energy)	104,750	3,782

		14,939

South Korea — 1.9%
Samsung Electronics (Information Technology)	4,000	2,307
Samsung SDI (Information Technology)	30,000	1,762
SK Telecom (Telecommunication Services)	13,600	2,961

		7,030

	Number of Shares	Value (000)
Spain — 2.5%
Banco Bilbao Vizcaya Argentaria SA (Financials)	137,300	$3,470
Banco Santander Central Hispano SA (Financials)	78,400	1,506
Inditex SA (Consumer Discretionary)	32,868	2,075
Red Electrica de Espana (Utilities)	43,700	2,138

		9,189

Sweden — 3.1%
Autoliv (Consumer Discretionary)	59,016	3,523
Investor AB, Cl B (Financials)	139,745	3,625
Modern Times Group AB, Cl B (Consumer Discretionary)	27,620	1,676
Telefonaktiebolaget LM Ericsson, ADR (Information Technology)	66,470	2,525

		11,349
Switzerland — 5.7%
ABB, ADR (Industrials)#	108,025	2,319
Actelion (Healthcare)*	6,560	1,434
Nestle SA (Consumer Staples)	8,970	3,493
Nobel Biocare Holding AG (Healthcare)	5,050	1,732
Novartis AG, ADR (Healthcare)	67,328	3,783
Roche Holdings AG (Healthcare)	31,210	5,728
SGS SA (Industrials)	760	990
Temenos Group AG (Information Technology)*	69,100	1,580

		21,059
United Kingdom — 13.5%
Autonomy PLC (Information Technology)*	91,500	1,401
Barratt Developments PLC (Consumer Discretionary)	147,400	3,184
Bellway PLC (Consumer Discretionary)	107,821	3,066
BG Group PLC (Energy)	138,420	2,116
Blinkx PLC (Information Technology)*	91,500	90
BT Group PLC, ADR (Telecommunication Services)	34,630	2,263
Capita Group PLC (Industrials)	127,825	1,876
Carnival (Consumer Discretionary)	54,960	2,772
Diageo PLC, ADR (Consumer Staples)	20,180	1,723
George Wimpey PLC (Consumer Discretionary)	293,832	3,654
GlaxoSmithKline PLC, ADR (Healthcare)	77,300	4,034
ICAP PLC (Financials)	105,020	1,112
Imperial Tobacco Group PLC (Consumer Staples)	33,020	1,428
Lloyds TSB Group PLC (Financials)	317,661	3,617
Man Group PLC (Financials)	173,100	2,017
Michael Page International PLC (Industrials)	212,680	2,403
Pennon Group PLC (Utilities)	93,160	1,247
Persimmon PLC (Consumer Discretionary)	112,325	3,038
Reckitt Benckiser PLC (Consumer Staples)	52,900	2,876
Rio Tinto PLC, ADR (Materials)	5,325	1,560
Scottish & Southern Energy PLC (Utilities)	59,760	1,802
Tesco PLC (Consumer Staples)	231,880	2,106

		49,385

Total Foreign Common Stocks (Cost $251,346)		354,086

FOREIGN RIGHTS/WARRANTS — 0.7%
India — 0.7%
Bharti Airtel Equity Certificate, Expires 07/11/07 (A) (Cost $891)	119,420	2,479

Allegiant International Equity Fund

STATEMENT OF NET ASSETS

May 31, 2007

	Number of Shares	Value (000)
AFFILIATED MONEY MARKET FUND — 3.0%
Allegiant Advantage Institutional Money Market Fund, Class I† (Cost $11,139)	11,139,362	$11,139

Total Investments Before Collateral for Loaned Securities – 100.4% (Cost $263,376)		367,704

SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 16.9%
Non-Registered Investment Company — 16.9%
BlackRock Institutional Money Market Trust (B) (Cost $61,565)‡	61,565	61,565

TOTAL INVESTMENTS — 117.3% (Cost $324,941)**		429,269

Other Assets & Liabilities — (17.3)%
Investment Advisory Fees Payable		(307)
12b-1 Fees Payable
Class I		(31)
Class A		(2)
Administration Fees Payable		(18)
Custody Fees Payable		(29)
Trustees’ Fees Payable		(13)
Payable for Collateral for Loaned Securities		(61,565)
Payable for Investments Purchased		(2,218)
Payable for Shares of Beneficial Interest Redeemed		(481)
Other		1,457

Total Other Assets & Liabilities		(63,207)

TOTAL NET ASSETS — 100.0%		$366,062

		Value (000)
Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)		$328,703
Undistributed Net Investment Income		2,274
Accumulated Net Realized Loss on Investments		(69,343)
Net Unrealized Depreciation of Foreign Currency and Translation of Other Assets and Liabilities in Foreign Currency		(2)
Net Unrealized Appreciation on Investments and Futures		104,430

Total Net Assets		$366,062

Net Asset Value, Offering and Redemption Price Per Share — Class I ($343,856,511 ÷ 18,981,145 outstanding shares of beneficial interest)		$18.12

Net Asset Value and Redemption Price Per Share — Class A ($19,629,737 ÷ 1,094,564 outstanding shares of beneficial interest)		$17.93

Maximum Offering Price Per Share — Class A ($17.93 ÷ 94.50%)		$18.97

Net Asset Value and Offering Price Per Share — Class B ($1,411,738 ÷ 81,362 outstanding shares of beneficial interest)		$17.35

Net Asset Value and Offering Price Per Share — Class C ($1,164,378 ÷ 67,313 outstanding shares of beneficial interest)		$17.30

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $325,975.

Gross unrealized appreciation (000)	$106,231
Gross unrealized depreciation (000)	(2,937)

Net unrealized appreciation (000)	$103,294

†	See Note 3 in Notes to Financial Statements.
‡	See Note 8 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $59,280.
(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is (000) $2,479 and represents 0.7% of net assets as of May 31, 2007.
(B)	Represents security purchased with cash collateral for securities on loan.
(C)	Illiquid security. Total market value of illiquid securities is (000) $1,297 and represents 0.4% of net assets as of May 31, 2007.

ADR — American Depository Receipt

Cl — Class

PLC — Public Liability Company

Futures Contracts:

Description	Number of Contracts	Notional Cost Amount (000)	Expiration Date	Unrealized Appreciation (000)
TOPIX Index	12	$1,703	06/08/07	$102

Cash in the amount of $58,121 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

Assets in an amount at least equal to the Notional Cost Amount of the open futures contracts have been segregated by the Fund.

At May 31, 2007, sector diversification of the Fund was as follows:

Sector Diversification	% of Net Assets	Value (000)
Foreign Common Stocks
Basic Materials	0.5%	$1,690
Consumer Discretionary	22.3	81,725
Consumer Staples	9.4	34,578
Energy	2.0	7,219
Financials	14.6	53,477
Healthcare	6.2	22,602
Industrials	12.3	45,059
Information Technology	5.8	21,343
Materials	15.9	58,029
Telecommunications	4.8	17,724
Utilities	2.9	10,640

Total Foreign Common Stocks	96.7	354,086
Foreign Rights/Warrants	0.7	2,479
Affiliated Money Market Fund	3.0	11,139

Total Investments Before Collateral for Loaned Securities	100.4	367,704
Short Term Investments Held as Collateral for Loaned Securities	16.9	61,565

Total Investments	117.3	429,269
Other Assets and Liabilities	(17.3)	(63,207)

Net Assets	100.0%	$366,062

See Notes to Financial Statements

Allegiant Large Cap Core Equity Fund

STATEMENT TO NET ASSETS

May 31, 2007

	Number of Shares	Value (000)
COMMON STOCKS — 99.8%
Consumer Discretionary — 10.4%
Dick’s Sporting Goods*#	79,800	$4,434
Fortune Brands#	31,500	2,545
MGM Mirage*	62,190	4,946
Nordstrom	104,000	5,401
Starbucks*	116,920	3,368
Starwood Hotels & Resorts Worldwide	66,100	4,764

		25,458

Consumer Staples — 9.3%
Bunge#	52,500	4,101
Colgate-Palmolive	93,500	6,261
Dean Foods	94,139	3,084
PepsiCo	95,210	6,506
Whole Foods Market#	66,919	2,750

		22,702

Energy — 10.3%
ConocoPhillips	40,800	3,159
EOG Resources	50,300	3,868
Peabody Energy	80,800	4,366
TransOcean*	63,200	6,209
Weatherford International*	141,260	7,676

		25,278

Financials — 21.3%
Allstate	38,840	2,389
American Express	84,990	5,523
American International Group	123,910	8,964
Bank of America	114,260	5,794
Citigroup	132,200	7,204
Goldman Sachs	21,830	5,039
JPMorgan Chase	103,980	5,389
Merrill Lynch	50,720	4,703
Washington Mutual#	57,030	2,493
Wells Fargo	125,000	4,511

		52,009

Healthcare — 11.8%
Abbott Laboratories	74,500	4,198
Cardinal Health	65,000	4,710
Genzyme*	97,000	6,258
Johnson & Johnson	68,500	4,334
Novartis AG, ADR	124,200	6,978
Schering-Plough	75,000	2,455

		28,933

Industrials — 11.0%
3M	52,050	4,578
General Electric	212,430	7,983
Illinois Tool Works#	82,220	4,335
Stericycle*	40,000	3,647
United Technologies	90,920	6,414

		26,957

Information Technology — 15.1%
Apple Computer*	37,000	4,498
Cisco Systems*	225,640	6,074
Citrix Systems*	127,000	4,269
Google, Cl A*	8,500	4,231
Microchip Technology#	140,200	5,689
Microsoft	257,620	7,901
NVIDIA*	122,000	4,230

		36,892

Materials — 3.0%
Ecolab	84,560	3,649
Newmont Mining	93,000	3,783

		7,432

Telecommunication Services — 3.9%
American Tower, Cl A*	100,000	4,318
NII Holdings*	62,940	5,128

		9,446

Utilities — 3.7%
AES*	242,550	5,756
Equitable Resources	61,920	3,221

		8,977

Total Common Stocks (Cost $185,020)		244,084

AFFILIATED MONEY MARKET FUND — 0.5%
Allegiant Money Market Fund, Class I† (Cost $1,240)	1,240,138	1,240

Total Investments Before Collateral for Loaned Securities – 100.3% (Cost $186,260)		245,324

	Par (000)
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 8.4%
Commercial Paper†† — 0.4%
Autobahn Funding
5.320%, 06/15/07	$517	514
5.330%, 06/22/07	103	103
Hubbell
5.380%, 06/01/07	207	206
Queens Health Systems
5.330%, 06/26/07	189	188

		1,011

Master Notes — 2.3%
Bank of America
5.370%, 06/01/07	1,808	1,808
Bear Stearns
5.510%, 06/06/07	1,963	1,963
JPMorgan Securities
5.390%, 06/15/07	1,963	1,962

		5,733

Medium Term Notes — 1.0%
Liquid Funding LLC
5.360%, 11/30/07 (A)	568	568
5.340%, 06/11/08 (A)	517	517
Morgan Stanley Dean Witter
5.380%, 07/19/07 (A)	826	826
5.430%, 02/15/08 (A)	207	207
5.400%, 04/02/08 (A)	207	207

		2,325

	Par (000)	Value (000)
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — continued
Repurchase Agreements — 4.7%
Bank of America
5.360%, 06/01/07	$74	$74
Bear Stearns
5.410%, 06/01/07	3,099	3,099
Lehman Brothers
5.360%, 06/01/07	8,338	8,338

		11,511

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $20,580)‡		20,580

TOTAL INVESTMENTS — 108.7% (Cost $206,840)**		265,904

Other Assets & Liabilities — (8.7)%
Investment Advisory Fees Payable		(155)
12b-1 Fees Payable
Class I		(52)
Class A		(2)
Class B		(1)
Administration Fees Payable		(12)
Custody Fees Payable		(3)
Trustees’ Fees Payable		(12)
Payable for Collateral for Loaned Securities		(20,580)
Payable for Investments Purchased		(4,657)
Payable for Shares of Beneficial Interest Redeemed		(989)
Other		5,150

Total Other Assets & Liabilities		(21,313)

TOTAL NET ASSETS — 100.0%		$244,591

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)		$179,786
Undistributed Net Investment Income		1,388
Undistributed Net Realized Gain on Investments and Futures		4,258
Net Unrealized Appreciation on Investments and Futures		59,159

Total Net Assets		$244,591

Net Asset Value, Offering and Redemption Price Per Share — Class I ($235,381,027 ÷ 17,458,866 outstanding shares of beneficial interest)		$13.48

Net Asset Value and Redemption Price Per Share — Class A ($5,918,239 ÷ 444,139 outstanding shares of beneficial interest)		$13.33

Maximum Offering Price Per Share — Class A ($13.33 ÷ 94.50%)		$14.11

Net Asset Value and Offering Price Per Share — Class B ($2,860,057 ÷ 225,182 outstanding shares of beneficial interest)		$12.70

Net Asset Value and Offering Price Per Share — Class C ($431,262 ÷ 33,966 outstanding shares of beneficial interest)		$12.70

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $208,613.

Gross unrealized appreciation (000)	$58,667
Gross unrealized depreciation (000)	(1,376)

Net unrealized appreciation (000)	$57,291

†	See Note 3 in Notes to Financial Statements.
††	The rate shown is the effective yield at purchase date.
‡	See Note 8 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $20,075.

(A) Variable Rate Security — the rate shown is the rate in effect on May 31, 2007.

ADR — American Depository Receipt

Cl — Class

LLC — Limited Liability Company

Futures Contracts:

Description	Number of Contracts	Notional Cost Amount (000)	Expiration Date	Unrealized Appreciation (000)
S&P 500® Composite Index	3	$1,054	06/15/07	$95

Cash in the amount of $42,000 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

Assets in an amount at least equal to the Notional Cost Amount of the open futures contracts have been segregated by the Fund.

See Notes to Financial Statements.

Allegiant Large Cap Growth Fund

STATEMENT OF NET ASSETS

May 31, 2007

	Number of Shares	Value (000)
COMMON STOCKS — 97.3%
Autos and Transportation — 3.2%
FedEx	94,324	$10,529
Norfolk Southern	129,479	7,494

		18,023

Consumer Discretionary — 18.2%
Coach*	167,056	8,580
Google, Cl A*	36,842	18,338
Las Vegas Sands*#	228,000	17,789
MGM Mirage*	129,878	10,329
Nike, Cl B	153,812	8,729
Nordstrom	211,255	10,970
Starbucks*	290,213	8,361
Starwood Hotels & Resorts Worldwide	148,963	10,736
Yahoo!*#	275,170	7,897

		101,729

Consumer Staples — 6.5%
Bunge#	123,310	9,633
Colgate-Palmolive	205,649	13,770
Dean Foods	210,055	6,881
Whole Foods Market#	149,796	6,157

		36,441

Energy — 4.2%
TransOcean*	117,833	11,576
Weatherford International*	224,110	12,178

		23,754

Financial Services — 10.4%
American Express	119,000	7,733
American International Group	252,564	18,270
Citigroup	226,555	12,345
Goldman Sachs	36,138	8,341
Prudential Financial	110,132	11,236

		57,925

Healthcare — 17.5%
Abbott Laboratories	167,416	9,434
Cardinal Health	171,890	12,455
Dentsply International	279,000	10,083
Genzyme*	173,505	11,195
Hologic*#	198,000	10,710
Johnson & Johnson	170,000	10,756
Medtronic#	148,689	7,906
Novartis AG, ADR	330,066	18,543
Schering-Plough	210,000	6,875

		97,957

Materials and Processing — 4.1%
Newmont Mining	250,000	10,170
Praxair	185,897	12,658

		22,828

Other — 4.1%
General Electric	422,750	15,887
Johnson Controls	63,720	6,990

		22,877

Producer Durables — 7.2%
American Tower, Cl A*	244,587	10,561
Danaher	171,673	12,618
United Technologies	240,488	16,967

		40,146

Technology — 19.1%
Adobe Systems*	319,000	14,062
Akamai Technologies*#	181,000	8,002
Apple Computer*	81,229	9,874
Cisco Systems*	666,696	17,948
Citrix Systems*#	294,000	9,881
Microchip Technology#	275,858	11,194
Microsoft	565,223	17,335
NVIDIA*	281,000	9,742
Texas Instruments	247,000	8,734

		106,772

Utilities — 2.8%
AES*	329,409	7,817
NII Holdings*	94,051	7,662

		15,479

Total Common Stocks (Cost $427,421)		543,931

FOREIGN COMMON STOCKS — 2.2%
Guernsey — 2.2%
Amdocs (Technology)* (Cost $9,059)	324,443	12,611

AFFILIATED MONEY MARKET FUND — 0.4%
Allegiant Money Market Fund, Class I† (Cost $2,228)	2,227,631	2,228

Total Investments Before Collateral for Loaned Securities – 99.9% (Cost $438,708)		558,770

	Par (000)
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 8.5%
Commercial Paper†† — 0.3%
Autobahn Funding
5.320%, 06/15/07	$1,185	1,179
5.330%, 06/22/07	237	236
Hubbell
5.380%, 06/01/07	474	474
Queens Health Systems
5.330%, 06/26/07	433	430

		2,319

Master Notes — 2.4%
Bank of America
5.370%, 06/01/07	4,146	4,146
Bear Stearns
5.510%, 06/06/07	4,501	4,501
JPMorgan Securities
5.390%, 06/15/07	4,501	4,501

		13,148

Medium Term Notes — 1.0%
Liquid Funding LLC
5.360%, 11/30/07 (A)	1,303	1,303
5.340%, 06/11/08 (A)	1,185	1,184

	Par (000)	Value (000)
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — continued
Medium Term Notes — continued
Morgan Stanley Dean Witter
5.380%, 07/19/07 (A)	$1,895	$1,895
5.430%, 02/15/08 (A)	474	474
5.400%, 04/02/08 (A)	474	474

		5,330

Repurchase Agreements — 4.8%
Bank of America
5.370%, 06/01/07	170	170
Bear Stearns
5.410%, 06/01/07	7,107	7,107
Lehman Brothers
5.360%, 06/01/07	19,120	19,120

		26,397

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $47,194)‡		47,194

TOTAL INVESTMENTS — 108.4% (Cost $485,902)**		605,964

Other Assets & Liabilities — (8.4)%
Investment Advisory Fees Payable		(350)
12b-1 Fees Payable
Class I		(69)
Class A		(26)
Class B		(2)
Administration Fees Payable		(28)
Custody Fees Payable		(6)
Trustees’ Fees Payable		(34)
Payable for Collateral for Loaned Securities		(47,194)
Payable for Investments Purchased		(8,582)
Payable for Shares of Beneficial Interest Redeemed		(928)
Other		10,380

Total Other Assets & Liabilities		(46,839)

TOTAL NET ASSETS — 100.0%		$559,125

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)		$427,356
Undistributed Net Realized Gain on Investments and Futures		11,548
Net Unrealized Appreciation on Investments and Futures		120,221

Total Net Assets		$559,125

Net Asset Value, Offering and Redemption Price Per Share — Class I ($430,248,652 ÷ 20,680,652 outstanding shares of beneficial interest)		$20.80

Net Asset Value and Redemption Price Per Share — Class A ($121,320,810 ÷ 5,927,592 outstanding shares of beneficial interest)		$20.47

Maximum Offering Price Per Share — Class A ($20.47 ÷ 94.50%)		$21.66

Net Asset Value and Offering Price Per Share — Class B ($6,848,521 ÷ 353,804 outstanding shares of beneficial interest)		$19.36

Net Asset Value and Offering Price Per Share — Class C ($706,968 ÷ 36,474 outstanding shares of beneficial interest)		$19.38

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $488,817.

Gross unrealized appreciation (000)	$122,032
Gross unrealized depreciation (000)	(4,885)

Net unrealized appreciation (000)	$117,147

†	See Note 3 in Notes to Financial Statements.
††	The rate shown is the effective yield at purchase date.
‡	See Note 8 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $45,549.

(A) Variable Rate Security — the rate shown is the rate in effect on May 31, 2007.

ADR — American Depository Receipt

Cl — Class

LLC — Limited Liability Company

Futures Contracts:

Description	Number of Contracts	Notional Cost Amount (000)	Expiration Date	Unrealized Appreciation (000)
S&P 500® Composite Index	5	$1,757	06/15/07	$159

Cash in the amount of $70,000 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

Assets in an amount at least equal to the Notional Cost Amount of the open futures contracts have been segregated by the Fund.

See Notes to Financial Statements.

Allegiant Large Cap Value Fund

STATEMENT OF NET ASSETS

May 31, 2007

	Number of Shares	Value (000)
COMMON STOCKS — 97.6%
Consumer Discretionary — 2.8%
Comcast, Cl A*	157,545	$4,319
Dow Jones	27,279	1,454
Sony, ADR	144,043	8,311
Time Warner	357,608	7,642

		21,726

Consumer Staples — 10.8%
Coca-Cola	386,268	20,468
Coca-Cola Enterprises	198,136	4,627
ConAgra Foods	356,146	9,082
Hershey#	85,018	4,481
Kraft Foods	632,452	21,402
Procter & Gamble	216,999	13,790
Wal-Mart Stores	250,251	11,912

		85,762

Energy — 12.5%
Apache	145,400	11,741
Canadian Natural Resources#	122,097	8,128
Chevron	340,474	27,745
ConocoPhillips	206,661	16,002
ExxonMobil	429,806	35,747

		99,363

Financials — 29.8%
American International Group	334,811	24,220
AON	263,798	11,322
Bank of America	219,117	11,111
Chubb	116,099	6,370
Citigroup	644,192	35,102
Everest Re Group	50,295	5,393
Fannie Mae	353,027	22,566
Genworth Financial, Cl A	251,345	9,073
Goldman Sachs	28,808	6,650
JPMorgan Chase	518,141	26,855
Marsh & McLennan	268,084	8,801
MBIA	76,780	5,110
Morgan Stanley	222,554	18,926
Prudential Financial	38,414	3,919
SunTrust Banks	124,620	11,127
Travelers	141,759	7,679
Wachovia	175,321	9,501
Wells Fargo	366,960	13,244

		236,969

Healthcare — 9.7%
Amgen*	61,907	3,487
Boston Scientific*	452,990	7,099
Bristol-Myers Squibb	362,092	10,975
Johnson & Johnson	158,943	10,056
Merck	264,290	13,862
Pfizer	757,756	20,831
Schering-Plough	313,743	10,272

		76,582

Industrials — 6.5%
General Electric	787,006	29,576
Tyco International	399,607	13,331
United Parcel Service, Cl B	121,459	8,741

		51,648

Information Technology — 9.6%
Alcatel-Lucent, ADR	815,673	11,191
Citrix Systems*	267,186	8,980
Dell*	588,650	15,817
Intel	375,558	8,326
McAfee*	109,170	4,013
Micron Technology*#	442,490	5,390
Motorola	203,590	3,703
Nortel Networks*#	145,430	3,793
Sun Microsystems*	2,109,794	10,760
Yahoo!*	162,428	4,662

		76,635

Materials — 6.7%
E.I. duPont de Nemours	190,202	9,951
Freeport-McMoRan Copper & Gold, Cl B#	26,361	2,075
Owens-Illinois*	550,079	18,703
Praxair	118,646	8,078
Smurfit-Stone Container*	631,010	8,159
Weyerhaeuser	77,840	6,380

		53,346

Telecommunication Services — 7.9%
AT&T	810,229	33,495
Sprint Nextel	540,539	12,351
Verizon Communications	92,552	4,029
Vodafone Group PLC, ADR	420,457	13,215

		63,090

Utilities — 1.3%
Exelon	129,021	10,063

Total Common Stocks (Cost $613,008)		775,184

AFFILIATED MONEY MARKET FUND — 2.4%
Allegiant Advantage Institutional Money Market Fund, Class I† (Cost $19,027)	19,026,824	19,027

Total Investments Before Collateral for Loaned Securities – 100.0% (Cost $632,035)		794,211

	Par (000)
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 1.9%
Commercial Paper†† — 0.1%
Autobahn Funding
5.320%, 06/15/07	$385	383
5.330%, 06/22/07	77	76
Hubbell
5.380%, 06/01/07	154	154
Queens Health Systems
5.330%, 06/26/07	141	140

		753

Master Notes — 0.5%
Bank of America
5.370%, 06/01/07	1,347	1,347
Bear Stearns
5.510%, 06/06/07	1,462	1,462

	Par (000)	Value (000)
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — continued
Master Notes — continued
JPMorgan Securities
5.390%, 06/15/07	$1,462	$1,463

		4,272

Medium Term Notes — 0.2%
Liquid Funding LLC
5.360%, 11/30/07 (A)	423	423
5.340%, 06/11/08 (A)	385	385
Morgan Stanley Dean Witter
5.380%, 07/19/07 (A)	616	615
5.430%, 02/15/08 (A)	154	154
5.400%, 04/02/08 (A)	154	154

		1,731

Repurchase Agreements — 1.1%
Bank of America
5.370%, 06/01/07	55	55
Bear Stearns
5.410%, 06/01/07	2,309	2,309
Lehman Brothers
5.360%, 06/01/07	6,211	6,211

		8,575

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $15,331)‡		15,331

TOTAL INVESTMENTS — 101.9% (Cost $647,366)**		809,542

Other Assets & Liabilities — (1.9)%
Investment Advisory Fees Payable		(498)
12b-1 Fees Payable
Class I		(85)
Class A		(10)
Class B		(3)
Administration Fees Payable		(40)
Custody Fees Payable		(7)
Trustees’ Fees Payable		(31)
Payable for Collateral for Loaned Securities		(15,331)
Payable for Shares of Beneficial Interest Redeemed		(1,830)
Other		2,707

Total Other Assets & Liabilities		(15,128)

TOTAL NET ASSETS — 100.0%		$794,414

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)		581,722
Undistributed Net Investment Income		2,331
Undistributed Net Realized Gain on Investments		48,185
Net Unrealized Appreciation on Investments		162,176

Total Net Assets		$794,414

Net Asset Value, Offering and Redemption Price Per Share — Class I ($718,668,600 ÷ 34,246,461 outstanding shares of beneficial interest)		$20.99

Net Asset Value and Redemption Price Per Share — Class A ($65,299,650 ÷ 3,122,919 outstanding shares of beneficial interest)		$20.91

Maximum Offering Price Per Share — Class A ($20.91 ÷ 94.50%)		$22.13

Net Asset Value and Offering Price Per Share — Class B ($9,637,651 ÷ 464,062 outstanding shares of beneficial interest)		$20.77

Net Asset Value and Offering Price Per Share — Class C ($808,302 ÷ 39,119 outstanding shares of beneficial interest)		$20.66

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $649,797.

Gross unrealized appreciation (000)	$162,012
Gross unrealized depreciation (000)	(2,267)

Net unrealized appreciation (000)	$159,745

†	See Note 3 in Notes to Financial Statements.
††	The rate shown is the effective yield at purchase date.
‡	See Note 8 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $14,803.
(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2007.
ADR	— American Depository Receipt
Cl	— Class
LLC	— Limited Liability Company
PLC	— Public Liability Company

See Notes to Financial Statements.

Allegiant Mid Cap Value Fund

STATEMENT OF NET ASSETS

May 31, 2007

	Number of Shares	Value (000)
COMMON STOCKS — 92.0%
Consumer Discretionary — 9.4%
Autoliv	110,020	$6,568
Carter’s*#	321,227	8,712
Gap	475,640	8,809
Idearc	113,200	3,990
Liz Claiborne	271,315	9,412

		37,491

Consumer Staples — 4.0%
J.M. Smucker	47,000	2,712
Smithfield Foods*#	242,810	7,804
Tyson Foods, Cl A	247,450	5,515

		16,031

Energy — 9.1%
Arch Coal#	214,390	8,657
BJ Services	307,850	9,029
Hess	55,590	3,292
Peabody Energy#	130,230	7,038
Sunoco	103,410	8,243

		36,259

Financials — 27.8%
Cincinnati Financial	274,077	12,449
Conseco*	176,200	3,473
Endurance Specialty Holdings	139,710	5,565
Everest Re Group	84,200	9,029
Genworth Financial, Cl A	82,800	2,989
Marshall & Ilsley#	106,800	5,125
Max Re Capital	226,400	6,432
Nelnet, Cl A#	345,570	8,802
Old Republic International	763,870	16,545
PartnerRe	70,460	5,411
PMI Group	196,376	9,709
Radian Group	140,290	8,684
Reinsurance Group of America#	76,149	4,768
UnionBanCal#	106,970	6,566
White Mountains Insurance Group	8,150	4,896

		110,443

Healthcare — 6.8%
CIGNA	19,400	3,252
Endo Pharmaceuticals Holdings*	230,495	8,141
Health Management Associates, Cl A#	844,210	9,286
Omnicare#	164,840	6,169

		26,848

Industrials — 8.1%
General Cable*	53,160	3,623
Southwest Airlines	731,130	10,462
Spirit Aerosystems Holdings, Cl A*	229,695	8,019
Union Pacific	20,870	2,518
Werner Enterprises	398,910	7,711

		32,333

Information Technology — 12.4%
Broadridge Financial Solutions*	465,030	9,412
Check Point Software Technologies*#	224,208	5,238
National Semiconductor	162,122	4,364
Perot Systems, Cl A*	421,400	7,198
QLogic*	467,730	7,979
Seagate Technology	536,099	11,038
Tellabs*	369,210	4,043

		49,272

Materials — 6.0%
Abitibi-Consolidated#	620,960	1,521
International Flavors & Fragrances	71,430	3,667
Louisiana-Pacific#	311,250	6,381
MeadWestvaco	159,780	5,592
Rohm & Haas	121,922	6,463

		23,624

Telecommunication Services — 0.9%
Embarq	53,300	3,425

Utilities — 7.5%
Constellation Energy Group	26,348	2,418
Edison International	149,800	8,729
Mirant*	104,500	4,849
NRG Energy*#	50,140	4,407
PG&E#	81,720	4,026
Sempra Energy	52,500	3,219
Xcel Energy#	78,280	1,796

		29,444

Total Common Stocks (Cost $320,712)		365,170

FOREIGN COMMON STOCK — 3.0%
United Kingdom — 3.0%
Invesco PLC, ADR (Financials) (Cost $10,531)	490,240	11,790

AFFILIATED MONEY MARKET FUND — 4.5%
Allegiant Advantage Institutional Money Market Fund, Class I† (Cost $17,820)	17,819,684	17,820

Total Investments Before Collateralfor Loaned Securities – 99.5% (Cost $349,063)		394,780

	Par (000)
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 11.7%
Commercial Paper†† — 0.6%
Autobahn Funding
5.320%, 06/15/07	$1,163	1,157
5.330%, 06/22/07	233	231
Hubbell
5.380%, 06/01/07	465	465
Queens Health Systems
5.330%, 06/26/07	425	423

		2,276

Master Notes — 3.3%
Bank of America
5.370%, 06/01/07	4,069	4,069
Bear Stearns
5.510%, 06/06/07	4,418	4,418

Allegiant Mid Cap Value Fund
STATEMENT OF NET ASSETS
May 31, 2007

	Par (000)	Value (000)
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — continued
Master Notes — continued
JPMorgan Securities
5.390%, 06/15/07	$4,418	$4,418

		12,905
Medium Term Notes — 1.3%
Liquid Funding LLC
5.360%, 11/30/07 (A)	1,279	1,279
5.340%, 06/11/08 (A)	1,163	1,162
Morgan Stanley Dean Witter
5.380%, 07/19/07 (A)	1,860	1,860
5.430%, 02/15/08 (A)	465	465
5.400%, 04/02/08 (A)	465	465

		5,231
Repurchase Agreements — 6.5%
Bank of America
5.370%, 06/01/07	167	167
Bear Stearns
5.410%, 06/01/07	6,975	6,975
Lehman Brothers
5.360%, 06/01/07	18,767	18,767

		25,909
Total Short Term Investments Held as Collateral for Loaned Securities (Cost $46,321)‡		46,321

TOTAL INVESTMENTS — 111.2% (Cost $395,384)**		441,101

Other Assets & Liabilities – (11.2)%		(44,303)

TOTAL NET ASSETS — 100.0%		$396,798

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $395,495.

Gross unrealized appreciation (000)	$50,963
Gross unrealized depreciation (000)	(5,357)

Net unrealized appreciation (000)	$45,606

†	See Note 3 in Notes to Financial Statements.
††	The rate shown is the effective yield at purchase date.
‡	See Note 8 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $44,565.
(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2007.
ADR	— American Depository Receipt
Cl	— Class
LLC	— Limited Liability Company
PLC	— Public Liability Company

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2007

Value (000)
ASSETS
Investments in non-affiliates at value, (Cost $331,243)	$376,960
Investments in affiliates at value, (Cost $17,820)	17,820
Short term investments held as collateral for loaned securities, (Cost $46,321)	46,321
Receivable for investments sold	3,628
Receivable for shares of beneficial interest sold	1,636
Dividends and interest receivable	637
Prepaid expenses	29

Total Assets	447,031

LIABILITIES
Payable for collateral for loaned securities	46,321
Payable for shares of beneficial interest redeemed	337
Payable for investment securities purchased	3,242
Investment advisory fees payable	239
12b-1 fees payable
Class I	10
Class A	4
Class B	2
Class C	2
Shareholder services fees payable
Class A	20
Class B	1
Class C	1
Administration fees payable	19
Custody fees payable	4
Transfer agent fees payable	7
Trustees’ fees payable	2
Other liabilities	22

Total Liabilities	50,233

TOTAL NET ASSETS	$396,798

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$331,295
Undistributed Net Investment Income	3,427
Undistributed Net Realized Gain on Investments	16,359
Net Unrealized Appreciation on Investments	45,717

Total Net Assets	$396,798

Net Asset Value and Redemption Price Per Share — Class I ($190,805,702 ÷ 11,487,724 outstanding shares of beneficial interest)	$16.61

Net Asset Value and Redemption Price Per Share — Class A ($194,865,538 ÷ 11,893,518 outstanding shares of beneficial interest)	$16.38

Maximum Offering Price Per Share — Class A ($16.38 ÷ 94.50%)	$17.33

Net Asset Value and Redemption Price Per Share — Class B ($5,507,079 ÷ 343,285 outstanding shares of beneficial interest)	$16.04

Net Asset Value and Redemption Price Per Share — Class C ($5,620,049 ÷ 348,439 outstanding shares of beneficial interest)	$16.13

See Notes to Financial Statements.

Allegiant Multi-Factor Mid Cap Growth Fund

STATEMENT OF NET ASSETS

May 31, 2007

	Number of Shares	Value (000)
COMMON STOCKS — 99.3%
Consumer Discretionary — 22.3%
Bed Bath & Beyond*	8,300	$338
Coach*	15,000	770
Dollar Tree Stores*	15,700	664
EchoStar Communications, Cl A*	10,700	493
GameStop*	7,600	281
International Game Technology	6,500	261
ITT Educational Services*	9,200	1,041
JC Penney	1,800	145
Liberty Global, Cl A*#	18,900	726
Magna International, Cl A#	8,700	776
Nordstrom	2,534	132
NutriSystem*#	13,900	911
Polo Ralph Lauren	3,500	341
Starwood Hotels & Resorts Worldwide	2,200	158
TJX	24,800	694
Yum! Brands	2,300	156

		7,887

Consumer Staples — 4.3%
Del Monte Foods	58,900	710
Loews Corp-Carolina Group	8,700	676
UST#	2,700	144

		1,530

Energy — 11.2%
Cabot Oil & Gas	19,300	752
Cameron International*	10,100	716
El Paso	9,500	162
Magellan Midstream Partners#	11,900	552
National Oilwell Varco*	7,600	718
PetroHawk Energy*	38,700	631
Todco*	9,000	445

		3,976

Financials — 10.4%
American Capital Strategies#	16,400	794
Annaly Capital Management REIT	21,400	331
Aspen Insurance Holdings	13,700	372
CIT Group	6,110	366
E*Trade Financial*	18,300	438
Nationwide Financial Services, Cl A	4,000	248
Northern Trust	4,200	273
Odyssey Re Holdings	8,100	347
T. Rowe Price Group	10,100	519

		3,688

Healthcare — 9.9%
Biovail	5,800	141
Celgene*#	2,900	177
Coventry Healthcare*	16,400	978
Forest Laboratories*	6,900	350
Humana*	7,700	478
ImClone Systems*	4,700	194
Kinetic Concepts*#	6,100	306
Thermo Fisher Scientific*	6,900	377
WellCare Health Plans*#	5,700	525

		3,526

Industrials — 12.7%
Cooper Industries, Cl A	9,100	487
PACCAR	10,350	903
Precision Castparts	3,100	371
Republic Services	23,700	718
Rockwell Collins	11,210	792
Roper Industries#	6,000	350
Stericycle*	2,100	191
Textron	1,500	161
UAL*#	13,500	530

		4,503

Information Technology — 16.1%
Alliance Data Systems*	9,000	701
Autodesk*	11,000	500
Brocade Communications Systems*	32,500	298
Fiserv*	5,110	303
Intersil, Cl A	29,300	882
Linear Technology#	7,600	273
MEMC Electronic Materials*	4,100	249
Microchip Technology	17,100	694
NAVTEQ*	4,300	184
Network Appliance*	3,700	119
NVIDIA*	4,300	149
ON Semiconductor*	65,500	704
Paychex	7,100	287
Western Digital*	18,800	354

		5,697

Materials — 5.4%
Allegheny Technologies	1,700	196
Freeport-McMoRan Copper & Gold, Cl B#	14,000	1,102
Lyondell Chemical	16,300	606

		1,904

Telecommunication Services — 3.8%
American Tower, Cl A*	6,100	264
CenturyTel	13,700	677
NII Holdings*	4,800	391

		1,332

Utilities — 3.2%
AES*	22,591	536
Mirant*	12,600	585

		1,121

Total Common Stocks (Cost $29,339)		35,164

AFFILIATED MONEY MARKET FUND — 0.7%
Allegiant Money Market Fund, Class I† (Cost $263)	263,364	263

Total Investments Before Collateral for Loaned Securities – 100.0% (Cost $29,602)		35,427

	Par (000)
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 19.5%
Commercial Paper†† — 1.0%
Autobahn Funding
5.320%, 06/15/07	$173	172
5.330%, 06/22/07	35	35

	Par (000)	Value (000)
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — continued
Commercial Paper†† — continued
Hubbell
5.380%, 06/01/07	$69	$69
Queens Health Systems
5.330%, 06/26/07	63	63

		339

Master Notes — 5.4%
Bank of America
5.370%, 06/01/07	606	606
Bear Stearns
5.510%, 06/06/07	657	657
JPMorgan Securities
5.390%, 06/15/07	657	657

		1,920

Medium Term Notes — 2.2%
Liquid Funding LLC
5.360%, 11/30/07 (A)	190	190
5.340%, 06/11/08 (A)	173	173
Morgan Stanley Dean Witter
5.380%, 07/19/07 (A)	277	277
5.430%, 02/15/08 (A)	69	69
5.400%, 04/02/08 (A)	69	69

		778

Repurchase Agreements — 10.9%
Bank of America
5.370%, 06/01/07	25	25
Bear Stearns
5.410%, 06/01/07	1,038	1,038
Lehman Brothers
5.360%, 06/01/07	2,793	2,793

		3,856

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $6,893)‡		6,893

TOTAL INVESTMENTS — 119.5% (Cost $36,495)**		42,320

Other Assets & Liabilities — (19.5)%
Investment Advisory Fees Payable		(13)
12b-1 Fees Payable
Class I		(1)
Class A		(4)
Administration Fees Payable		(2)
Custody Fees Payable		(1)
Trustees’ Fees Payable		(2)
Payable for Collateral for Loaned Securities		(6,893)
Payable for Shares of Beneficial Interest Redeemed		(6)
Other		16

Total Other Assets & Liabilities		(6,906)

TOTAL NET ASSETS — 100.0%		$35,414

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)		98,208
Undistributed Net Investment Income		149
Accumulated Net Realized Loss on Investments		(68,768)
Net Unrealized Appreciation on Investments		5,825

Total Net Assets		$35,414

Net Asset Value, Offering and Redemption Price Per Share — Class I ($16,758,472 ÷ 1,781,345 outstanding shares of beneficial interest)		$9.41

Net Asset Value and Redemption Price Per Share — Class A ($17,483,462 ÷ 1,946,053 outstanding shares of beneficial interest)		$8.98

Maximum Offering Price Per Share — Class A ($8.98 ÷ 94.50%)		$9.50

Net Asset Value and Offering Price Per Share — Class B ($1,065,015 ÷ 146,912 outstanding shares of beneficial interest)		$7.25

Net Asset Value and Offering Price Per Share — Class C ($107,112 ÷ 14,566 outstanding shares of beneficial interest)		$7.35

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $36,496.

Gross unrealized appreciation (000)	$6,002
Gross unrealized depreciation (000)	(178)

Net unrealized appreciation (000)	$5,824

†	See Note 3 in Notes to Financial Statements.
††	The rate shown is the effective yield at purchase date.
‡	See Note 8 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $6,665.
(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2007.

Cl — Class

LLC — Limited Liability Company

REIT — Real Estate Investment Trust

See Notes to Financial Statements.

Allegiant Multi-Factor Small Cap Core Fund

STATEMENT OF NET ASSETS

May 31, 2007

	Number of Shares	Value (000)
COMMON STOCKS — 95.7%
Consumer Discretionary — 11.1%
Aeropostale*	6,400	$296
Asbury Automotive Group	6,500	177
Capella Education*#	6,600	289
Cooper Tire & Rubber#	9,200	222
Deckers Outdoor*	10,000	879
DXP Enterprises*	3,600	171
GSI Commerce*	9,500	217
Movado Group	6,800	227
Phillips-Van Heusen	8,450	517
Stewart Enterprises, Cl A#	59,100	457
Strayer Education	4,300	538
Tempur-Pedic International#	8,200	208
Town Sports International Holdings*	19,300	388
Universal Electronics*	9,200	308
Wolverine World Wide	15,400	447

		5,341

Consumer Staples — 3.5%
BJ’s Wholesale Club*	5,200	197
Boston Beer, Cl A*#	6,600	253
Central European Distribution*	7,100	245
Hain Celestial Group*	13,200	377
J&J Snack Foods	9,200	362
Ralcorp Holdings*#	4,200	244

		1,678

Energy — 6.5%
Atlas America	12,150	603
Copano Energy LLC#	7,200	315
Hanover Compressor*#	35,000	875
Rosetta Resources*#	11,300	276
Sunoco Logistics Partners#	3,300	201
Targa Resources Partners LP	12,900	429
Williams Partners#	9,200	448

		3,147

Financials — 14.2%
Ares Capital#	34,100	632
Asta Funding#	18,500	781
Banco Latinoamericano de Exportaciones SA, Cl E	12,100	226
BRT Realty Trust REIT	6,000	176
Capital Southwest#	1,700	294
Capital Trust, Cl A REIT	16,800	747
DiamondRock Hospitality REIT#	36,700	768
Hercules Technology Growth Capital	19,900	288
Hersha Hospitality Trust REIT	34,700	421
Kite Realty Group Trust REIT	24,100	512
KKR Financial Holdings LLC REIT	7,900	212
Primus Guaranty*	15,200	179
SVB Financial Group*	4,400	234
Technology Investment Capital#	13,200	227
Thomas Properties Group	10,800	182
Tower Group	6,500	206
WP Carey & Co. LLC	6,800	231
Zenith National Insurance	11,700	566

		6,882

Healthcare — 10.8%
Axcan Pharma*#	25,300	475
HealthExtras*	21,900	666
Integra LifeSciences Holdings*	10,000	$513
inVentiv Health*	19,340	728
MWI Veterinary Supply*	4,800	185
Orthofix International NV*	7,800	369
Parexel International*	5,800	233
Sciele Pharma*#	7,300	181
Viasys Healthcare*	17,200	739
WellCare Health Plans*#	4,540	418
West Pharmaceutical Services	13,600	692

		5,199

Industrials — 19.3%
Armor Holdings*#	4,400	378
Baldor Electric	5,500	255
Barnes Group	19,100	563
Genco Shipping & Trading#	12,700	483
GrafTech International*	65,600	1,016
Grupo Aeroportuario del Pacifico SA de CV, ADR	3,900	192
Huron Consulting Group*	10,800	740
Infrasource Services*#	19,100	691
Integrated Electrical Services*	8,900	236
Kaydon	5,900	285
Layne Christensen*#	20,400	918
Macquarie Infrastructure Trust#	4,400	196
Orbital Sciences*#	21,800	449
Perini*	10,900	600
Resources Connection*#	7,200	232
Skywest	18,700	515
Triumph Group#	5,400	357
Ultrapetrol Bahamas*	9,000	207
Watson Wyatt Worldwide, Cl A	19,300	995

		9,308

Information Technology — 14.0%
Arris Group*	15,500	255
Atheros Communications*	26,000	757
Brocade Communications Systems*	57,200	525
Brooks Automation*	14,300	253
Comtech Telecommunications*	14,500	649
LoopNet*	13,600	279
MKS Instruments*	25,800	703
Smart Modular Technologies*	46,900	672
THQ*	11,700	399
TIBCO Software*	68,600	619
ValueClick*	18,140	568
Verigy*	17,600	503
Viasat*	17,100	554

		6,736

Materials — 5.9%
Aptargroup	21,400	804
Chaparral Steel	9,900	725
Haynes International*	3,100	275
Kaiser Aluminum*	2,800	214
Rock-Tenn, Cl A	12,700	443
RTI International Metals*	4,600	408

		2,869

Telecommunication Services — 3.4%
Alaska Communications Systems Group#	16,900	267
Centennial Communications*	19,200	196
Dobson Communications, Cl A*	38,100	405

	Number of Shares	Value (000)
COMMON STOCKS — continued
Telecommunication Services — continued
NTELOS Holdings	11,900	$300
Premiere Global Services*	38,300	485

		1,653

Utilities — 7.0%
AGL Resources	18,930	807
El Paso Electric*	27,500	748
Empire District Electric#	11,200	264
Otter Tail#	12,500	409
South Jersey Industries	7,900	307
Suburban Propane Partners	10,800	524
Westar Energy	13,000	345

		3,404

Total Common Stocks (Cost $41,108)		46,217

EXCHANGE TRADED FUND — 3.1%
iShares Russell 2000® Index Fund# (Cost $1,440)	18,000	1,516

AFFILIATED MONEY MARKET FUND — 1.1%
Allegiant Money Market Fund, Class I† (Cost $553)	552,724	553

Total Investments Before Collateral for Loaned Securities – 99.9% (Cost $43,101)		48,286

	Par (000)
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 19.2%
Commercial Paper†† — 0.9%
Autobahn Funding
5.320%, 06/15/07	$232	231
5.330%, 06/22/07	46	46
Hubbell
5.380%, 06/01/07	93	93
Queens Health Systems
5.330%, 06/26/07	85	85

		455

Master Notes — 5.4%
Bank of America
5.370%, 06/01/07	813	813
Bear Stearns
5.510%, 06/06/07	882	882
JPMorgan Securities
5.390%, 06/15/07	882	882

		2,577

Medium Term Notes — 2.2%
Liquid Funding LLC
5.360%, 11/30/07(A)	255	255
5.340%, 06/11/08(A)	232	232
Morgan Stanley Dean Witter
5.380%, 07/19/07(A)	372	371
5.430%, 02/15/08(A)	93	93
5.400%, 04/02/08(A)	93	93

		1,044

Repurchase Agreements — 10.7%
Bank of America
5.370%, 06/01/07	33	34
Bear Stearns
5.410%, 06/01/07	1,393	1,393
Lehman Brothers
5.360%, 06/01/07	3,748	3,748

		5,175

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $9,251)‡		9,251

TOTAL INVESTMENTS — 119.1% (Cost $52,352)**		57,537

Other Assets & Liabilities — (19.1)%
Investment Advisory Fees Payable		(28)
12b-1 Fees Payable Class I		(1)
Administration Fees Payable		(2)
Custody Fees Payable		(2)
Payable for Collateral for Loaned Securities		(9,251)
Other		44

Total Other Assets & Liabilities		(9,240)

TOTAL NET ASSETS — 100.0%		$48,297

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)		$44,394
Undistributed Net Investment Income		140
Accumulated Net Realized Loss on Investments		(1,422)
Net Unrealized Appreciation on Investments		5,185

Total Net Assets		$48,297

Net Asset Value, Offering and Redemption Price Per Share — Class I ($47,649,327 ÷ 3,860,138 outstanding shares of beneficial interest)		$12.34

Net Asset Value and Redemption Price Per Share — Class A ($647,673 ÷ 52,631 outstanding shares of beneficial interest)		$12.31

Maximum Offering Price Per Share — Class A ($ 12.31 ÷ 94.50%)		$13.03

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $52,379.

Gross unrealized appreciation (000)	$5,594
Gross unrealized depreciation (000)	(436)

Net unrealized appreciation (000)	$5,158

†	See Note 3 in Notes to Financial Statements.
††	The rate shown is the effective yield at purchase date.
‡	See Note 8 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $8,878.

(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2007.
ADR	— American Depository Receipt
Cl	— Class
LLC	— Limited Liability Company
REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

Allegiant Multi - Factor Small Cap Focused Value Fund

STATEMENT OF NET ASSETS

May 31, 2007

	Number of Shares	Value (000)
COMMON STOCKS — 98.1%
Consumer Discretionary — 10.3%
Asbury Automotive Group#	3,600	$98
FTD Group#	4,200	74
Gymboree*	6,550	293
Perry Ellis International*	3,500	110
Wolverine World Wide#	6,900	200

		775

Consumer Staples — 10.9%
Del Monte Foods	15,800	190
NBTY*	4,600	241
Performance Food Group*#	7,400	263
Seaboard#	54	120

		814

Energy — 5.0%
Grey Wolf*	33,100	262
USEC*	4,850	112

		374

Financials — 27.5%
American Equity Investment Life Holding#	14,200	170
Arch Capital Group*#	1,700	122
Central Pacific Financial	4,100	139
Citizens Banking	1,197	23
Delphi Financial Group, Cl A	5,700	245
DiamondRock Hospitality REIT	7,000	147
FelCor Lodging Trust REIT	7,400	194
First Regional Bancorp*	1,300	33
Glacier Bancorp	7,050	151
Inland Real Estate REIT#	5,000	90
Meadowbrook Insurance Group*	11,100	121
MI Developments, Cl A	2,900	113
Nara Bancorp#	5,200	84
NorthStar Realty Finance REIT#	7,600	110
Ocwen Financial*#	9,200	130
Piper Jaffray*	900	60
Southwest Bancorp	750	18
United Bankshares#	3,400	115

		2,065

Healthcare — 9.3%
AMERIGROUP*	3,250	83
Amsurg*	3,100	76
Apria Healthcare Group*	4,700	136
Perrigo	9,200	180
Viropharma*#	4,600	67
West Pharmaceutical Services	3,100	158

		700

Industrials — 15.2%
Accuride*	12,300	193
Korn/Ferry International*	8,900	232
Lennox International	7,448	255
Pinnacle Airlines*#	9,300	168
URS*	3,900	196
Viad#	2,100	93

		1,137

Information Technology — 10.5%
Agilysys	8,000	174
Arris Group*	18,200	299
LoJack*#	5,800	128
MPS Group*	13,700	188

		789

Materials — 2.6%
Commercial Metals	2,600	91
PolyOne*	14,400	103

		194

Telecommunication Services — 2.6%
CT Communications	6,100	192

Utilities — 4.2%
El Paso Electric*	6,237	170
WGL Holdings	4,100	144

		314

Total Common Stocks (Cost $ 6,472)		7,354

AFFILIATED MONEY MARKET FUND — 1.4%
Allegiant Money Market Fund, Class I† (Cost $ 109)	108,845	109

Total Investments Before Collateralfor Loaned Securities – 99.5% (Cost $ 6,581)		7,463

	Par (000)
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 24.0%
Commercial Paper†† — 1.2%
Autobahn Funding
5.320%, 06/15/07	$45	45
5.330%, 06/22/07	9	9
Hubbell
5.380%, 06/01/07	18	18
Queens Health Systems
5.330%, 06/26/07	17	17

		89

Master Notes — 6.7%
Bank of America
5.370%, 06/01/07	158	158
Bear Stearns
5.510%, 06/06/07	172	172
JPMorgan Securities
5.390%, 06/15/07	172	172

		502

Medium Term Notes — 2.7%
Liquid Funding LLC
5.360%, 11/30/07 (A)	50	50
5.340%, 06/11/08 (A)	45	45
Morgan Stanley Dean Witter
5.380%, 07/19/07 (A)	72	72
5.430%, 02/15/08 (A)	18	18
5.400%, 04/02/08 (A)	18	18

		203

	Par (000)	Value (000)
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — continued
Repurchase Agreements — 13.4%
Bank of America
5.360%, 06/01/07	$6	$6
Bear Stearns
5.410%, 06/01/07	271	271
Lehman Brothers
5.360%, 06/01/07	729	729

		1,006

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $1,800)‡		1,800

TOTAL INVESTMENTS — 123.5% (Cost $8,381)**		9,263

Other Assets & Liabilities — (23.5)%
Investment Advisory Fees Payable		(4)
12b-1 Fees Payable
Class I		(1)
Custody Fees Payable		(1)
Payable for Collateral for Loaned Securities		(1,800)
Other		42

Total Other Assets & Liabilities		(1,764)

TOTAL NET ASSETS — 100.0%		$7,499

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)		$6,443
Undistributed Net Realized Gain on Investments		174
Net Unrealized Appreciation on Investments		882

Total Net Assets		$7,499

Net Asset Value, Offering and Redemption Price Per Share — Class I ($7,064,367 ÷ 598,463 outstanding shares of beneficial interest)		$11.80

Net Asset Value and Redemption Price Per Share — Class A ($280,362 ÷ 23,852 outstanding shares of beneficial interest)		$11.75

Maximum Offering Price Per Share — Class A ($11.75 ÷ 94.50%)		$12.43

Net Asset Value and Redemption Price Per Share — Class C ($154,302 ÷ 12,979 outstanding shares of beneficial interest)		$11.89

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $8,381.

Gross unrealized appreciation (000)	$1,045
Gross unrealized depreciation (000)	(163)

Net unrealized appreciation (000)	$882

†	See Note 3 in Notes to Financial Statements.
††	The rate shown is the effective yield at purchase date.
‡	See Note 8 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $1,724.
(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2007.

Cl — Class

LLC — Limited Liability Company

REIT — Real Estate Investment Trust

See Notes to Financial Statements.

Allegiant Multi-Factor Small Cap Growth Fund

STATEMENT OF NET ASSETS

May 31, 2007

	Number of Shares	Value (000)
COMMON STOCKS — 98.5%
Consumer Discretionary — 14.1%
Aeropostale*	2,100	$97
Applebee’s International	2,000	53
Asbury Automotive Group	1,800	49
Capella Education*	900	39
CROCS*#	500	41
DeVry	3,000	101
Fossil*	1,000	31
Jos. A. Bank Clothiers*	410	17
NutriSystem*	500	33
Perry Ellis International*	1,400	44
Priceline.com*#	1,000	62
Steiner Leisure*	1,350	68
Texas Roadhouse, Cl A*	4,200	58
Town Sports International Holdings*	2,700	54
Universal Electronics*	2,300	77
Zumiez*#	1,900	73

		897

Consumer Staples — 3.3%
Chattem*#	1,400	89
Universal	1,900	121

		210

Energy — 7.4%
Atlas America	3,000	149
ATP Oil & Gas*#	1,400	63
Complete Production Services*	1,300	35
Eagle Rock Energy Partners LP	587	14
Frontier Oil	1,280	52
Markwest Hydrocarbon	1,100	65
Sunoco Logistics Partners#	700	43
T-3 Energy Services Inc*	1,700	50

		471

Financials — 5.8%
Amerisafe*	3,300	61
Capital Trust, Cl A REIT	1,000	44
International Securities Exchange Holdings#	1,600	104
National Retail Properties REIT	2,400	58
Potlatch REIT	1,000	44
PS Business Parks REIT	800	54

		365

Healthcare — 17.5%
Cubist Pharmaceuticals*	5,800	133
Digene*	1,300	58
HealthExtras*	2,102	64
Hologic*#	600	33
Immucor*	2,100	66
inVentiv Health*	2,500	94
Lifecell*#	3,500	99
Medical Action Industries*	2,200	44
Micrus Endovascular*	2,800	60
Omnicell*	3,000	68
Omrix Biopharmaceuticals*	800	27
Parexel International*	1,300	52
Ventana Medical Systems*	1,180	61
Viasys Healthcare*	3,200	137
Viropharma*	2,500	36
Volcano*	1,600	32
WellCare Health Plans*#	500	46

		1,110

Industrials — 17.6%
Barnes Group	3,200	94
Ceradyne*	1,700	115
Cornell*	2,000	48
Dynamic Materials*	3,700	134
Genesee & Wyoming, Cl A*	2,400	78
GrafTech International*	9,900	153
Heartland Express	1	—
Heico#	1,300	56
Kaydon	1,500	72
Kenexa*	1,000	39
Layne Christensen*	2,700	122
Republic Airways Holdings*	3,400	79
Waste Connections*	990	31
Watson Wyatt Worldwide, Cl A	1,900	98

		1,119

Information Technology — 25.3%
ANSYS*	630	35
Atheros Communications*	2,400	70
Brocade Communications Systems*	7,100	65
CommScope*	700	38
Cybersource*	3,600	47
Diodes*	1,500	56
FEI*	1,500	56
Flir Systems*	2,500	103
Hittite Microwave*	1,100	45
Ibasis*	3,400	35
Informatica*	5,750	88
InterDigital Communications*	2,300	75
j2 Global Communications*	2,700	90
OYO Geospace*	1,100	83
Smart Modular Technologies*	7,500	107
SPSS*	1,800	79
Tessera Technologies*	2,300	105
THQ*	1,700	58
Trident Microsystems*	2,500	51
ValueClick*	3,400	107
Verigy*	2,400	69
Viasat*	2,500	81
Vocus*	2,500	60

		1,603

Materials — 3.8%
Airgas	1,410	60
Aptargroup	800	30
Kaiser Aluminum*	700	53
Rock-Tenn, Cl A	900	32
RTI International Metals*	700	62

		237

Telecommunication Services — 1.9%
Dobson Communications, Cl A*	9,000	96
Golden Telecom	500	26

		122

Utilities — 1.8%
Suburban Propane Partners	1,000	48

	Number of Shares	Value (000)
COMMON STOCKS — continued
Utilities — continued
Westar Energy	2,600	$69

		117

Total Common Stocks (Cost $5,388)		6,251

EXCHANGE TRADED FUND — 0.1%
iShares Russell 2000® Index Fund# (Cost $8)	100	9

AFFILIATED MONEY MARKET FUND — 0.9%
Allegiant Money Market Fund, Class I† (Cost $55)	55,328	55

Total Investments Before Collateralfor Loaned Securities – 99.5% (Cost $5,451)		6,315

	Par (000)
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 12.5%
Commercial Paper†† — 0.6%
Autobahn Funding
5.320%, 06/15/07	$20	20
5.330%, 06/22/07	4	4
Hubbell
5.380%, 06/01/07	8	8
Queens Health Systems
5.330%, 06/26/07	8	7

		39

Master Notes — 3.5%
Bank of America
5.370%, 06/01/07	70	70
Bear Stearns
5.510%, 06/06/07	76	76
JPMorgan Securities
5.390%, 06/15/07	76	76

		222

Medium Term Notes — 1.4%
Liquid Funding LLC
5.360%, 11/30/07(A)	22	22
5.340%, 06/11/08(A)	20	20
Morgan Stanley Dean Witter
5.380%, 07/19/07(A)	32	32
5.430%, 02/15/08(A)	8	8
5.400%, 04/02/08(A)	8	8

		90

Repurchase Agreements — 7.0%
Bank of America
5.360%, 06/01/07	3	3
Bear Stearns
5.410%, 06/01/07	120	120
Lehman Brothers
5.360%, 06/01/07	323	322

		445

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $796)‡		796

TOTAL INVESTMENTS — 112.0% (Cost $6,247)**		7,111

Other Assets & Liabilities — (12.0)%
Investment Advisory Fees Payable		(1)
12b-1 Fees Payable
Custody Fees Payable		(1)
Payable for Collateral for Loaned Securities		(796)
Payable for Investments Purchased		(226)
Other		261

Total Other Assets & Liabilities		(763)

TOTAL NET ASSETS — 100.0%		$6,348

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)		$5,367
Undistributed Net Realized Gain on Investments		117
Net Unrealized Appreciation on Investments		864

Total Net Assets		$6,348

Net Asset Value, Offering and Redemption Price Per Share — Class I ($6,312,237 ÷ 535,759 outstanding shares of beneficial interest)		$11.78

Net Asset Value and Redemption Price Per Share — Class A ($35,310 ÷ 3,007 outstanding shares of beneficial interest)		$11.74

Maximum Offering Price Per Share — Class A ($11.74 ÷ 94.50%)		$12.42

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $6,248.

Gross unrealized appreciation (000)	$938
Gross unrealized depreciation (000)	(75)

Net unrealized appreciation (000)	$863

†	See Note 3 in Notes to Financial Statements.
††	The rate shown is the effective yield at purchase date.
‡	See Note 8 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $772.
(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2007.

Cl — Class

LLC — Limited Liability Company

LP — Limited Partnership

REIT — Real Estate Investment Trust

See Notes to Financial Statements.

Allegiant Multi - Factor Small Cap Value Fund

STATEMENT OF NET ASSETS

May 31, 2007

	Number of Shares	Value (000)
COMMON STOCKS — 97.7%
Consumer Discretionary — 15.3%
Aeropostale*	17,150	$794
Asbury Automotive Group#	335,461	9,151
Building Material Holding#	58,250	892
CEC Entertainment*#	52,670	2,039
Charlotte Russe Holding*#	97,100	2,704
Charming Shoppes*#	631,355	7,867
FTD Group#	153,550	2,723
Group 1 Automotive#	174,350	7,358
Gymboree*	39,800	1,779
Helen of Troy*	200,500	5,474
Maidenform Brands*	275,459	5,162
Oxford Industries#	86,380	3,933
Perry Ellis International*	185,750	5,821
RC2*#	233,452	10,491
Regis#	226,800	9,043
Shoe Carnival*	111,500	3,265
Sonic Automotive, Cl A#	70,100	2,182
Stride Rite#	193,050	3,890
United Retail Group*	115,100	1,380
Wolverine World Wide#	264,850	7,689

		93,637

Consumer Staples — 6.3%
Chattem*#	169,550	10,795
Nash Finch#	41,240	1,940
NBTY*	106,400	5,589
Performance Food Group*#	288,500	10,242
Prestige Brands Holdings*#	289,250	3,804
Seaboard#	2,925	6,488

		38,858

Energy — 4.3%
Double Hull Tankers	112,461	1,788
Grey Wolf*	1,075,900	8,521
Oceaneering International*	77,430	3,875
Sabine Royalty Trust#	23,450	1,008
USEC*	293,200	6,773
Vaalco Energy*#	880,143	4,216

		26,181

Financials — 29.3%
Agree Realty REIT#	31,950	1,118
American Equity Investment Life Holding#	459,700	5,512
Amerisafe*	317,500	5,871
Ashford Hospitality Trust REIT#	375,481	4,660
Assured Guaranty	189,550	5,607
Bancfirst#	20,100	868
BioMed Realty Trust REIT#	173,004	4,854
Chittenden#	53,850	1,570
Citizens Republic Bancorp	38,168	727
City Holding#	46,052	1,755
Corporate Office Properties Trust REIT#	176,748	7,963
Delphi Financial Group, Cl A#	215,250	9,243
Digital Realty Trust REIT#	224,889	9,130
Downey Financial#	17,550	1,277
EMC Insurance Group	88,350	2,240
FBL Financial Group, Cl A#	44,800	1,724
First Citizens BancShares, Cl A	5,150	998
First Niagara Financial Group#	594,127	8,151
First Potomac Realty Trust REIT#	133,605	3,340
First Regional Bancorp*	52,250	1,342
Glacier Bancorp#	241,803	5,175
Hanmi Financial	301,900	5,274
Highland Hospitality REIT#	307,591	5,927
Intervest Bancshares*	73,450	1,819
Meadowbrook Insurance Group*	332,534	3,631
Nara Bancorp#	171,200	2,749
National Penn Bancshares#	101,800	1,857
Navigators Group*#	71,700	3,550
NBT Bancorp#	82,050	1,854
NewAlliance Bancshares#	178,626	2,879
NorthStar Realty Finance REIT	197,192	2,842
Ocwen Financial*#	497,265	7,041
Piper Jaffray*	128,150	8,573
Primus Guaranty*#	144,150	1,701
Procentury	41,366	788
SeaBright Insurance Holdings*#	181,200	3,242
Senior Housing Properties Trust REIT#	261,050	6,135
South Financial Group	203,993	4,855
Southwest Bancorp	74,400	1,828
Sterling Bancshares#	653,455	7,508
Sterling Financial#	186,200	5,631
Sun Bancorp*#	41,292	735
Taylor Capital Group	45,800	1,381
Tower Group#	100,679	3,187
United America Indemnity*	264,214	6,603
Washington Real Estate Investment Trust REIT#	64,350	2,419
Zenith National Insurance	51,850	2,508

		179,642

Healthcare — 9.5%
AMERIGROUP*	102,350	2,610
Amsurg*#	47,650	1,173
Apria Healthcare Group*#	181,300	5,250
Aspreva Pharmaceuticals*#	194,235	3,914
Edwards Lifesciences*	117,750	5,911
Emergency Medical Services*#	101,100	3,524
Healthspring*	104,550	2,553
HealthTronics*	264,150	1,268
inVentiv Health*#	152,950	5,760
LifePoint Hospitals*	70,300	2,853
Molina Healthcare*#	101,800	3,255
Perrigo	426,550	8,343
Res-Care*#	142,200	2,943
Rochester Medical*#	94,884	1,454
Viropharma*#	522,350	7,569

		58,380

Industrials — 11.3%
Accuride*	209,350	3,291
Commercial Vehicle Group*	150,500	2,918
ExpressJet Holdings*#	913,000	5,651
First Consulting Group*	224,150	2,029
Freightcar America#	24,700	1,221
Hurco*#	66,950	3,198
Korn/Ferry International*	377,400	9,816
Labor Ready*#	365,696	8,777
Lennox International	171,400	5,870
M&F Worldwide*#	49,215	3,361
Pinnacle Airlines*#	286,700	5,175
Republic Airways Holdings*	75,869	1,773
Viad#	186,500	8,275

	Number of Shares	Value (000)
COMMON STOCKS — continued
Industrials — continued
Waste Connections*	250,520	$7,721

		69,076
Information Technology — 11.3%
Actuate*#	317,900	1,971
Advanced Energy Industries*	266,400	6,537
Agilysys	168,450	3,659
Amkor Technology*#	430,550	6,122
Arris Group*	715,400	11,768
Ciber*#	326,800	2,912
Interwoven*#	118,550	1,776
Mantech International, Cl A*	176,300	5,638
MPS Group*	688,450	9,466
Perot Systems, Cl A*	132,300	2,260
Sybase*	145,870	3,510
TIBCO Software*#	600,000	5,412
TTM Technologies*#	565,781	6,257
Zygo*#	146,400	2,214

		69,502

Materials — 3.1%
Cleveland-Cliffs#	86,000	7,593
Gerdau Ameristeel#	271,050	4,239
Grupo Simec SAB de CV, ADR*#	106,405	1,429
Methanex	51,457	1,336
PolyOne*	657,350	4,687

		19,284

Telecommunication Services — 2.4%
CT Communications#	276,600	8,683
Premiere Global Services*#	483,220	6,122

		14,805

Utilities — 4.9%
AGL Resources	136,600	5,827
El Paso Electric*	247,100	6,724
Westar Energy#	321,650	8,527
WGL Holdings	248,000	8,747

		29,825

Total Common Stocks (Cost $521,243)		599,190

AFFILIATED MONEY MARKET FUND — 0.7%
Allegiant Advantage Institutional Money Market Fund, Class I† (Cost $4,728)	4,728,423	4,728

Total Investments Before Collateral for Loaned Securities – 98.4% (Cost $525,971)		603,918

	Par (000)
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 22.4%
Commercial Paper†† — 1.1%
Autobahn Funding
5.320%, 06/15/07	$3,450	3,434
5.330%, 06/22/07	690	687
Hubbell
5.380%, 06/01/07	1,380	1,380
Queens Health Systems
5.330%, 06/26/07	$1,260	$1,254

		6,755

Master Notes — 6.3%
Bank of America
5.370%, 06/01/07	12,076	12,075
Bear Stearns
5.510%, 06/06/07	13,111	13,111
JPMorgan Securities
5.390%, 06/15/07	13,111	13,111

		38,297

Medium Term Notes — 2.5%
Liquid Funding LLC
5.360%, 11/30/07 (A)	3,795	3,794
5.340%, 06/11/08 (A)	3,450	3,450
Morgan Stanley Dean Witter
5.380%, 07/19/07 (A)	5,520	5,520
5.430%, 02/15/08 (A)	1,380	1,380
5.400%, 04/02/08 (A)	1,380	1,380

		15,524

Repurchase Agreements — 12.5%
Bank of America
5.360%, 06/01/07	495	495
Bear Stearns
5.410%, 06/01/07	20,701	20,701
Lehman Brothers
5.360%, 06/01/07	55,694	55,694

		76,890

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $137,466)‡		137,466

TOTAL INVESTMENTS — 120.8% (Cost $663,437)**		741,384

Other Assets & Liabilities — (20.8)%
Investment Advisory Fees Payable		(522)
12b-1 Fees Payable
Class I		(97)
Class A		(43)
Class B		(4)
Class C		(4)
Administration Fees Payable		(32)
Custody Fees Payable		(7)
Trustees’ Fees Payable		(58)
Payable for Collateral for Loaned Securities		(137,466)
Payable for Investments Purchased		(4,528)
Payable for Shares of Beneficial Interest Redeemed		(1,914)
Other		16,834

Total Other Assets & Liabilities		(127,841)

TOTAL NET ASSETS — 100.0%		$613,543

Allegiant Multi - Factor Small Cap Value Fund

STATEMENT OF NET ASSETS

May 31, 2007

Value (000)
Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$493,118
Undistributed Net Realized Gain on Investments and Futures	42,171
Net Unrealized Appreciation on Investments and Futures	78,254

Total Net Assets	$613,543

Net Asset Value, Offering and Redemption Price Per Share — Class I ($414,786,071 ÷ 21,092,999 outstanding shares of beneficial interest)	$19.66

Net Asset Value and Redemption Price Per Share — Class A ($172,928,406 ÷ 9,351,863 outstanding shares of beneficial interest)	$18.49

Maximum Offering Price Per Share — Class A ($18.49 ÷ 94.50%)	$19.57

Net Asset Value and Offering Price Per Share — Class B ($13,281,802 ÷ 773,137 outstanding shares of beneficial interest)	$17.18

Net Asset Value and Offering Price Per Share — Class C ($12,547,028 ÷ 732,305 outstanding shares of beneficial interest)	$17.13

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $664,854.

Gross unrealized appreciation (000)	$97,874
Gross unrealized depreciation (000)	(21,344)

Net unrealized appreciation (000)	$76,530

†	See Note 3 in Notes to Financial Statements.
††	The rate shown is the effective yield at purchase date.
‡	See Note 8 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $132,331.

(A) Variable Rate Security — the rate shown is the rate in effect on May 31, 2007.

ADR — American Depository Receipt

Cl — Class

LLC — Limited Liability Company

REIT — Real Estate Investment Trust

Futures Contracts:

Description	Number of Contracts	Notional Cost Amount (000)	Expiration Date	Unrealized Appreciation (000)
Russell Mini	68	$5,463	06/15/07	$307

Cash in the amount of $217,600 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

Assets in an amount at least equal to the Notional Cost Amount of the open futures contracts have been segregated by the Fund.

See Notes to Financial Statements.

Allegiant S&P 500® Index Fund

STATEMENT OF NET ASSETS

May 31, 2007

	Number of Shares	Value (000)
COMMON STOCKS — 97.5%
Consumer Discretionary — 9.7%
Abercrombie & Fitch	696	$58
Amazon.com*#	3,907	270
Apollo Group, Cl A*	1,050	50
AutoNation*	3,107	69
AutoZone*	364	47
Bed Bath & Beyond*	2,826	115
Best Buy	4,994	241
Big Lots*	1,544	49
Black & Decker	592	56
Brunswick	1,675	58
Carnival	6,265	316
CBS, Cl B	11,870	395
Centex	1,704	82
Circuit City Stores	2,091	34
Clear Channel Communications	7,026	270
Coach*	4,643	238
Comcast, Cl A*	44,041	1,207
Darden Restaurants	1,256	57
Dillard’s, Cl A	1,542	56
DIRECTV Group*	10,969	256
Dollar General	4,452	96
Dow Jones#	1,376	73
Eastman Kodak#	5,378	136
EW Scripps, Cl A	1,174	54
Family Dollar Stores	2,163	73
Federated Department Stores*	6,861	274
Ford Motor#	28,650	239
Fortune Brands	2,159	174
Gannett	3,606	212
Gap	7,461	138
General Motors#	8,572	257
Genuine Parts	2,865	147
Goodyear Tire & Rubber*#	3,586	127
H&R Block	2,700	64
Harley-Davidson#	3,009	184
Harman International Industries	587	70
Harrah’s Entertainment	2,640	226
Hasbro	2,296	74
Hilton Hotels	5,508	196
Home Depot	28,086	1,092
IAC/InterActiveCorp*	3,075	106
International Game Technology	3,785	152
Interpublic Group*	6,687	79
JC Penney	3,186	256
Johnson Controls	3,130	343
Jones Apparel Group	2,271	68
KB Home	1,096	50
Kohl’s*	4,122	310
Leggett & Platt	3,937	96
Lennar, Cl A#	1,968	90
Limited Brands	4,843	127
Liz Claiborne	871	30
Lowe’s	20,352	668
Marriott, Cl A	4,669	215
Mattel	5,568	156
McDonald’s	17,042	862
McGraw-Hill	4,708	331
Meredith	550	34
New York Times, Cl A#	2,932	74
Newell Rubbermaid	4,453	141
News	33,224	734
Nike, Cl B	4,814	273
Nordstrom	3,239	168
Office Depot*	3,926	143
OfficeMax	1,705	77
Omnicom Group	2,103	221
Polo Ralph Lauren	626	61
Pulte Homes	3,032	83
RadioShack	1,313	45
Sears Holdings*	1,177	212
Sherwin-Williams	1,592	108
Snap-On Tools	840	45
Stanley Works	1,439	91
Staples	9,320	234
Starbucks*	9,487	273
Starwood Hotels & Resorts Worldwide	3,042	219
Target	12,162	759
Tiffany	1,368	72
Time Warner	54,850	1,172
TJX	5,037	141
Tribune	804	26
VF	1,275	120
Viacom, Cl B*	9,801	440
Walt Disney	29,007	1,028
Wendy’s	1,228	49
Whirlpool	1,583	177
Wyndham Worldwide*	3,326	124
Yum! Brands	3,288	223

		19,336

Consumer Staples — 9.0%
Altria Group	29,717	2,113
Anheuser-Busch	10,121	540
Archer-Daniels-Midland	9,243	324
Avon Products	5,286	203
Brown-Forman, Cl B	802	55
Campbell Soup	2,455	97
Clorox	1,681	113
Coca-Cola	28,524	1,511
Coca-Cola Enterprises	5,626	131
Colgate-Palmolive	6,828	457
ConAgra Foods	8,221	210
Constellation Brands, Cl A*	3,009	73
Costco Wholesale	6,807	384
CVS	21,811	841
Dean Foods	1,839	60
Estee Lauder, Cl A	1,057	50
General Mills	4,887	299
H.J. Heinz	4,600	219
Hershey#	1,992	105
Kellogg	3,010	162
Kimberly-Clark	6,463	459
Kraft Foods	23,840	807
Kroger	11,538	350
McCormick & Company	1,285	48
Molson Coors Brewing	1,207	110
Pepsi Bottling Group	1,003	35
PepsiCo	22,815	1,559
Procter & Gamble	44,265	2,813
Reynolds American#	2,704	176
Safeway	7,099	245
Sara Lee	12,663	227
Supervalu	4,171	199
SYSCO	7,816	259
Tyson Foods, Cl A	5,325	119

Allegiant S&P 500® Index Fund

STATEMENT OF NET ASSETS

May 31, 2007

	Number of Shares	Value (000)
COMMON STOCKS — continued
Consumer Staples — continued
UST#	2,274	$121
Walgreen	13,517	610
Wal-Mart Stores	34,206	1,628
Whole Foods Market#	1,991	82
Wm. Wrigley Jr.	2,604	153

		17,947

Energy — 10.1%
Anadarko Petroleum	6,558	326
Apache	4,687	378
Baker Hughes	4,534	374
BJ Services	3,206	94
Chesapeake Energy	5,798	202
Chevron	30,556	2,490
ConocoPhillips	23,879	1,849
Consol Energy	2,585	126
Devon Energy	6,294	483
El Paso	9,889	169
ENSCO International#	2,141	130
EOG Resources	3,455	266
ExxonMobil	80,297	6,678
Halliburton	12,941	465
Hess	4,418	262
Marathon Oil	5,257	651
Murphy Oil	1,937	114
Nabors Industries*	3,058	107
National Oilwell Varco*	2,205	208
Noble	1,747	161
Occidental Petroleum	11,868	652
Peabody Energy	3,748	203
Rowan	1,556	61
Schlumberger	16,689	1,300
Smith International#	2,219	123
Spectra Energy	8,891	237
Sunoco	1,718	137
TransOcean*#	4,148	408
Valero Energy	7,789	581
Weatherford International*	4,789	260
Williams	8,467	269
XTO Enegy	5,211	302

		20,066

Financials — 20.9%
ACE	5,260	324
AFLAC	6,965	368
Allstate	9,323	573
Ambac Financial Group	1,043	93
American Express	16,545	1,075
American International Group	36,487	2,639
Ameriprise Financial	3,388	213
AON#	4,225	181
Apartment Investment & Management, Cl A REIT	1,381	76
Archstone-Smith Trust REIT	3,121	193
Assurant#	1,431	85
AvalonBay Communities REIT#	1,123	146
Bank of America	63,854	3,238
Bank of New York	10,705	434
BB&T	7,675	323
Bear Stearns	1,783	267
Boston Properties REIT	1,685	195
Capital One Financial	5,348	427
CB Richard Ellis Group, Cl A*	2,664	99
Charles Schwab	14,544	327
Chicago Mercantile Exchange Holdings	416	221
Chubb	6,183	339
Cincinnati Financial	3,338	152
CIT Group	3,253	195
Citigroup	69,989	3,814
Comerica	2,783	175
Commerce Bancorp#	1,801	62
Compass Bancshares	1,846	129
Countrywide Financial	7,107	277
Developers Diversified Realty REIT#	1,795	111
E*Trade Financial*	6,049	145
Equity Residential REIT	4,164	211
Fannie Mae	14,171	906
Federated Investors, Cl B	652	25
Fifth Third Bancorp	7,877	334
First Horizon National#	1,774	71
Franklin Resources	2,371	322
Freddie Mac	9,814	655
Genworth Financial, Cl A	7,015	253
Goldman Sachs	5,825	1,345
Hartford Financial Services	4,864	502
Host Hotels & Resorts REIT	7,374	188
Hudson City Bancorp	7,032	93
Huntington Bancshares#	3,335	75
Janus Capital Group	2,707	75
JPMorgan Chase	49,911	2,587
KeyCorp#	5,606	200
Kimco Realty REIT	3,201	148
Legg Mason	1,862	188
Lehman Brothers Holdings	7,450	547
Lincoln National	4,349	315
Loews	6,387	326
M&T Bank	1,092	121
Marsh & McLennan	7,828	257
Marshall & Ilsley	3,621	174
MBIA	1,908	127
Mellon Financial	5,890	255
Merrill Lynch	12,523	1,161
MetLife	10,658	725
MGIC Investment#	1,184	77
Moody’s#	2,655	185
Morgan Stanley	15,075	1,282
National City#	8,453	292
Northern Trust	2,670	174
Plum Creek Timber REIT	2,559	107
PNC Financial Services Group	5,230	386
Principal Financial Group	3,793	231
Progressive	8,443	195
Prologis REIT	3,628	235
Prudential Financial	6,641	677
Public Storage REIT	1,737	155
Regions Financial	10,362	370
Safeco#	1,871	117
Simon Property Group REIT	3,138	339
SLM	5,107	287
Sovereign Bancorp	5,113	119
State Street	4,727	323
SunTrust Banks	5,031	449
Synovus Financial	4,625	153
T. Rowe Price Group	3,757	193
Torchmark	1,398	98

	Number of Shares	Value (000)
COMMON STOCKS — continued
Financials — continued
Travelers	10,291	$557
U.S. Bancorp	25,664	887
Unum Group#	7,004	186
Vornado Realty Trust REIT	1,846	223
Wachovia	27,596	1,495
Washington Mutual#	13,684	598
Wells Fargo	48,294	1,743
XL Capital, Cl A#	3,293	269
Zions Bancorp	1,557	125

		41,609

Healthcare — 11.5%
Abbott Laboratories	21,956	1,237
Aetna	7,341	389
Allergan	2,048	255
AmerisourceBergen	3,603	185
Amgen*	16,530	931
Applied Biosystems Group - Applera	2,234	63
Barr Pharmaceuticals*	821	44
Bausch & Lomb	766	52
Baxter International	9,202	523
Becton Dickinson	3,461	264
Biogen Idec*	4,885	255
Biomet	2,545	111
Boston Scientific*	15,072	236
Bristol-Myers Squibb	29,427	892
C.R. Bard	1,462	123
Cardinal Health	5,158	374
Celgene*#	5,340	327
CIGNA	1,390	233
Coventry Healthcare*	2,259	135
Eli Lilly	14,038	823
Express Scripts*	1,995	204
Forest Laboratories*	3,604	183
Genzyme*	3,421	221
Gilead Sciences*	6,540	541
Hospira*	2,239	89
Humana*	1,999	124
IMS Health	1,627	53
Johnson & Johnson	40,753	2,578
King Pharmaceuticals*	3,470	74
Laboratory Corp. of America Holdings*#	1,494	118
Manor Care	1,042	71
McKesson	4,992	315
Medco Health Solutions*	4,418	343
Medimmune*	3,373	195
Medtronic#	15,771	839
Merck	30,828	1,617
Millipore*#	534	40
Mylan Laboratories	2,006	40
Patterson*	1,038	39
PerkinElmer	1,733	46
Pfizer	100,452	2,761
Quest Diagnostics#	1,492	73
Schering-Plough	21,169	693
St Jude Medical*	3,965	169
Stryker	3,516	237
Tenet Healthcare*#	6,689	46
Thermo Fisher Scientific*	5,976	326
UnitedHealth Group	18,347	1,005
Varian Medical Systems*	974	39
Waters*	1,416	85
Watson Pharmaceuticals*	1,445	45
WellPoint*	8,720	710
Wyeth Pharmaceuticals	18,704	1,082
Zimmer Holdings*	3,375	297

		22,750

Industrials — 11.0%
3M	10,393	914
Allied Waste Industries*	5,473	74
American Standard	1,835	110
Avery Dennison	1,307	85
Boeing	11,177	1,124
Burlington Northern Santa Fe	5,083	473
C.H. Robinson Worldwide	1,854	100
Caterpillar	9,145	719
Cintas	1,445	55
Cooper Industries, Cl A	2,584	139
CSX	6,186	281
Cummins	1,962	185
D. R. Horton	2,031	48
Danaher	2,975	219
Deere	3,213	387
Dover	2,899	145
Eaton	2,071	194
Emerson Electric	11,299	547
Equifax	1,764	74
FedEx	4,349	485
Fluor	1,246	130
General Dynamics	5,337	428
General Electric	145,615	5,472
Goodrich	2,084	124
Honeywell International	11,327	656
Illinois Tool Works	5,856	309
Ingersoll-Rand, Cl A	4,358	224
ITT Industries	2,136	144
L-3 Communications Holdings	1,327	126
Lockheed Martin	5,025	493
Masco	6,130	185
Monster Worldwide*	1,832	87
Norfolk Southern	5,622	325
Northrop Grumman	5,447	412
PACCAR	3,819	333
Pall	1,755	79
Parker Hannifin	1,640	166
Pitney Bowes	2,626	125
Precision Castparts	1,954	234
Raytheon	6,643	369
Robert Half	2,396	84
Rockwell Automation	2,346	160
Rockwell Collins	1,855	131
RR Donnelley & Sons	4,191	180
Ryder System	1,548	84
Southwest Airlines	11,165	160
Terex*	1,453	123
Textron	1,774	190
Tyco International	27,999	934
Union Pacific	4,014	484
United Parcel Service, Cl B	15,102	1,087
United Technologies	13,754	970
W.W. Grainger	1,022	90
Waste Management	7,954	308

		21,764

Allegiant S&P 500® Index Fund

STATEMENT OF NET ASSETS

May 31, 2007

	Number of Shares	Value (000)
COMMON STOCKS — continued
Information Technology — 14.5%
ADC Telecommunications*	1,707	$29
Adobe Systems*	7,612	335
Advanced Micro Devices*#	7,858	112
Affiliated Computer Services, Cl A*	765	45
Agilent Technologies*	5,716	218
Altera	5,049	115
Analog Devices	4,726	171
Apple Computer*	12,205	1,484
Applied Materials	19,781	378
Autodesk*	2,989	136
Automatic Data Processing	7,383	367
Avaya*	6,468	103
BMC Software*	2,892	96
Broadcom, Cl A*	6,677	204
CA	5,825	155
Ciena*	1,190	41
Cisco Systems*	84,611	2,278
Citrix Systems*	1,597	54
Cognizant Technology Solutions, Cl A*	1,728	136
Computer Sciences*	2,980	165
Compuware*	4,626	53
Convergys*	1,943	50
Corning*	22,228	556
Dell*	30,723	825
eBay*	16,090	524
Electronic Arts*	3,626	177
Electronic Data Systems	7,777	224
EMC*	29,852	504
Fidelity National Information Services	1,991	107
First Data	9,039	296
Fiserv*	1,681	100
Google, Cl A*	3,083	1,535
Hewlett-Packard	37,900	1,732
Intel	81,664	1,810
International Business Machines	21,063	2,245
Intuit*	3,164	96
Jabil Circuit	1,943	45
JDS Uniphase*#	2,977	39
Juniper Networks*	8,061	197
KLA-Tencor	2,600	143
Lexmark International, Cl A*	899	47
Linear Technology#	3,600	129
LSI Logic*	10,952	95
Maxim Integrated Products	4,541	140
MEMC Electronic Materials*	3,175	193
Micron Technology*#	11,731	143
Microsoft	122,026	3,743
Molex	1,999	59
Motorola	33,849	616
National Semiconductor	2,973	80
NCR*	2,535	136
Network Appliance*	4,693	151
Novell*	4,826	38
Novellus Systems*	1,794	55
NVIDIA*	4,016	139
Oracle*	54,924	1,064
Paychex	4,179	169
PMC-Sierra*	3,026	23
QLogic*	1,195	20
Qualcomm	22,847	981
SanDisk*#	2,638	115
Sanmina*	10,167	36
Solectron*	23,110	79
Sun Microsystems*	50,989	260
Symantec*	11,614	232
Tektronix	1,158	35
Tellabs*	6,230	68
Teradyne*#	2,676	46
Texas Instruments	20,440	723
Unisys*	5,091	42
VeriSign*	3,497	104
Western Union	10,931	245
Xerox*	13,438	254
Xilinx#	4,700	134
Yahoo!*	15,956	458

		28,732

Materials — 3.1%
Air Products & Chemicals	3,315	259
Alcoa	13,243	547
Allegheny Technologies	1,444	167
Ashland	1,431	86
Ball	744	41
Bemis	1,994	67
Dow Chemical	14,547	660
E.I. duPont de Nemours	13,086	685
Eastman Chemical	1,785	118
Ecolab	1,844	80
Freeport-McMoRan Copper & Gold#	5,634	443
Hercules*	1,661	31
International Flavors & Fragrances	674	35
International Paper	7,261	284
MeadWestvaco	3,967	139
Monsanto	7,696	474
Newmont Mining	5,894	240
Nucor	3,761	254
Pactiv*	1,242	42
PPG Industries	2,682	204
Praxair	4,247	289
Rohm & Haas	2,273	121
Sealed Air	2,301	74
Sigma-Aldrich	1,161	50
Temple-Inland	2,400	151
United States Steel	1,935	219
Vulcan Materials	1,345	161
Weyerhaeuser	3,549	291

		6,212

Telecommunication Services — 3.8%
Alltel	5,272	361
AT&T	89,345	3,693
CenturyTel	2,036	101
Citizens Communications	7,235	115
Embarq	2,717	175
Qwest Communications*#	22,211	228
Sprint Nextel	42,530	972
Verizon Communications	42,571	1,853
Windstream	8,701	131

		7,629

Utilities — 3.9%
AES*	8,551	203
Allegheny Energy*	2,346	125
Ameren	3,646	194
American Electric Power	6,397	305

	Number of Shares	Value (000)
COMMON STOCKS — continued
Utilities — continued
CenterPoint Energy	6,531	$124
CMS Energy	5,182	95
Consolidated Edison	4,365	213
Constellation Energy Group	2,577	236
Dominion Resources	5,348	474
DTE Energy	2,675	141
Duke Energy#	19,284	377
Dynegy, Cl A*	9,488	92
Edison International	4,648	271
Entergy	3,030	342
Exelon	9,535	744
FirstEnergy	4,951	343
FPL Group	6,138	392
Integrys Energy Group	1,312	73
KeySpan	3,388	141
Nicor	1,156	54
NiSource	5,387	120
PG&E	5,591	275
Pinnacle West Capital	2,221	103
PPL	5,780	266
Progress Energy	4,390	220
Progress Energy CVO (A) (B)	2,575	—
Public Service Enterprise Group	4,017	357
Questar	978	106
Sempra Energy	4,221	259
Southern	11,619	418
TECO Energy	5,064	89
TXU	6,535	441
Xcel Energy	7,298	167

		7,760

Total Common Stocks (Cost $130,910)		193,805

EXCHANGE TRADED FUND — 1.0% iShares S&P 500® Index Fund# (Cost $1,944)	13,000	1,996

RIGHTS — 0.0%
Information Technology — 0.0%
Seagate (A) (B) (Cost $—)	5,934	—

AFFILIATED MONEY MARKET FUND — 1.6%
Allegiant Advantage Institutional Money Market Fund, Class I† (Cost $3,118)	3,117,539	3,118

Total Investments Before Collateral for Loaned Securities – 100.1% (Cost $135,972)		198,919

	Par (000)
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 3.4%
Commercial Paper†† — 0.2%
Autobahn Funding
5.320%, 06/15/07	$168	167
5.330%, 06/22/07	34	33
Hubbell
5.380%, 06/01/07	67	67
Queens Health Systems
5.330%, 06/26/07	61	61

		328

Master Notes — 0.9%
Bank of America
5.370%, 06/01/07	588	588
Bear Stearns
5.510%, 06/06/07	638	638
JPMorgan Securities
5.390%, 06/15/07	638	638

		1,864

Medium Term Notes — 0.4%
Liquid Funding LLC
5.360%, 11/30/07 (C)	185	185
5.340%, 06/11/08 (C)	168	168
Morgan Stanley Dean Witter
5.380%, 07/19/07 (C)	269	269
5.430%, 02/15/08 (C)	67	67
5.400%, 04/02/08 (C)	67	67

		756

Repurchase Agreements — 1.9%
Bank of America
5.360%, 06/01/07	24	24
Bear Stearns
5.410%, 06/01/07	1,007	1,007
Lehman Brothers
5.360%, 06/01/07	2,710	2,710

		3,741

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $6,689)‡		6,689

TOTAL INVESTMENTS — 103.5% (Cost $142,661)**		205,608

Other Assets & Liabilities — (3.5)%
Investment Advisory Fees Payable		(33)
12b-1 Fees Payable
Class I		(3)
Class B		(1)
Class C		(1)
Administration Fees Payable		(10)
Custody Fees Payable		(6)
Trustees’ Fees Payable		(22)
Payable for Collateral for Loaned Securities		(6,689)
Payable for Investments Purchased		(421)
Payable for Shares of Beneficial Interest Redeemed		(676)
Other		936

Total Other Assets & Liabilities		(6,926)

TOTAL NET ASSETS — 100.0%		$198,682

Allegiant S&P 500® Index Fund

STATEMENT OF NET ASSETS

May 31, 2007

Value (000)
Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$130,633
Undistributed Net Investment Income	492
Undistributed Net Realized Gain on Investments and Futures	4,559
Net Unrealized Appreciation on Investments and Futures	62,998

Total Net Assets	$198,682

Net Asset Value, Offering and Redemption Price Per Share — Class I ($160,014,273 ÷ 12,219,388 outstanding shares of beneficial interest)	$13.10

Net Asset Value and Redemption Price Per Share — Class A ($32,715,718 ÷ 2,505,236 outstanding shares of beneficial interest)	$13.06

Maximum Offering Price Per Share — Class A ($13.06 ÷ 97.50%)	$13.39

Net Asset Value and Offering Price Per Share — Class B ($4,057,448 ÷ 313,048 outstanding shares of beneficial interest)	$12.96

Net Asset Value and Offering Price Per Share — Class C ($1,894,654 ÷ 145,899 outstanding shares of beneficial interest)	$12.99

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $145,973.

Gross unrealized appreciation (000)	$61,190
Gross unrealized depreciation (000)	(1,555)

Net unrealized appreciation (000)	$59,635

†	See Note 3 in Notes to Financial Statements.
††	The rate shown is the effective yield at purchase date.
‡	See Note 8 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $6,472.
(A)	Illiquid Security
(B)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees.
(C)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2007.

Cl — Class

CVO — Contingent Value Obligation

LLC — Limited Liability Company

REIT — Real Estate Investment Trust

Futures Contracts:

Description	Number of Contracts	Notional Cost Amount (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
S&P 500® Composite Index	7	$2,632	06/15/07	$51
S&P 500® Composite Index	1	388	09/20/07	(1)

		$3,020		$50

Cash in the amount of $112,000 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

Assets in an amount at least equal to the Notional Cost Amount of the open futures contracts have been segregated by the Fund.

See Notes to Financial Statements.

Allegiant Small Cap Core Fund

STATEMENT OF NET ASSETS

May 31, 2007

	Number of Shares	Value (000)
COMMON STOCKS — 97.1%
Consumer Discretionary — 20.4%
Ambassadors Group#	157,000	$5,382
Bluegreen*#	252,400	3,014
Carter’s*	135,650	3,679
Dixie Group*	63,130	792
Genesco*#	55,270	2,893
Jackson Hewitt Tax Service#	94,800	2,868
Movado Group#	36,970	1,232
Penn National Gaming*	119,500	6,385
Pool#	71,100	2,911
Speedway Motorsports#	75,660	3,054
Steiner Leisure*	70,400	3,514
Strayer Education#	57,750	7,228
Thor Industries#	92,400	4,027

		46,979

Energy — 5.3%
Alliance Resource Partners LP#	74,200	3,256
Encore Acquisition*#	117,450	3,236
Oil States International*	145,100	5,649

		12,141

Financials — 20.8%
Affiliated Managers Group*#	40,900	5,325
Corus Bankshares#	178,500	3,247
Eaton Vance	62,400	2,739
First Marblehead#	100,845	3,758
FirstService*	148,500	5,091
Lazard, Cl A#	106,900	5,760
Montpelier Re Holdings#	168,800	3,097
Philadelphia Consolidated Holding*	49,700	2,048
Portfolio Recovery Associates#	146,200	8,655
Safety Insurance Group	61,010	2,540
Southwest Bancorp	77,300	1,899
United Fire & Casualty#	95,200	3,727

		47,886

Healthcare — 9.3%
Bio-Reference Labs*#	202,608	5,276
LCA-Vision#	107,360	4,858
Pharmaceutical Product Development	172,500	6,297
Syneron Medical*#	195,270	5,077

		21,508

Industrials — 15.7%
Esterline Technologies*#	144,300	6,566
Forward Air#	85,878	2,921
Franklin Electric#	26,000	1,225
Graco	56,870	2,277
Greenbrier#	51,400	1,621
IDEX	96,915	3,654
Labor Ready*	111,730	2,681
Marten Transport*#	174,770	3,383
Oshkosh Truck, Cl B#	86,500	5,336
Simpson Manufacturing#	71,600	2,386
Universal Forest Products#	83,500	4,015

		36,065

Information Technology — 22.1%
ANSYS*#	93,700	5,262
Broadridge Financial Solutions*	53,100	1,075
Comtech Telecommunications*	114,900	5,144
Cryptologic#	166,200	4,004
Digital River*	102,200	5,255
Flir Systems*#	120,200	4,971
j2 Global Communications*#	247,415	8,246
Perot Systems, Cl A*	175,400	2,996
Rofin-Sinar Technologies*#	104,900	7,081
Trimble Navigation*	237,400	6,930

		50,964

Materials — 3.5%
A.M. Castle & Co.#	64,350	2,381
Methanex#	88,700	2,303
Scotts Miracle-Gro#	74,400	3,425

		8,109

Total Common Stocks (Cost $ 173,029)		223,652

AFFILIATED MONEY MARKET FUND — 1.6%
Allegiant Advantage Institutional Money Market Fund, Class I† (Cost $3,726)	3,726,199	3,726

Total Investments Before Collateralfor Loaned Securities – 98.7% (Cost $176,755)		227,378

	Par (000)
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 39.7%
Commercial Paper†† — 1.9%
Autobahn Funding
5.320%, 06/15/07	$2,294	2,283
5.330%, 06/22/07	459	457
Hubbell
5.380%, 06/01/07	918	917
Queens Health Systems
5.330%, 06/26/07	838	834

		4,491

Master Notes — 11.1%
Bank of America
5.370%, 06/01/07	8,029	8,029
Bear Stearns
5.510%, 06/06/07	8,717	8,717
JPMorgan Securities
5.390%, 06/15/07	8,717	8,718

		25,464

Medium Term Notes — 4.5%
Liquid Funding LLC
5.360%, 11/30/07 (A)	2,523	2,523
5.340%, 06/11/08 (A)	2,294	2,293
Morgan Stanley Dean Witter
5.380%, 07/19/07 (A)	3,670	3,670
5.430%, 02/15/08 (A)	918	918
5.400%, 04/02/08 (A)	918	918

		10,322

Allegiant Small Cap Core Fund

STATEMENT OF NET ASSETS

May 31, 2007

	Par (000)	Value (000)
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — continued
Repurchase Agreements — 22.2%
Bank of America
5.370%, 06/01/07	$329	$329
Bear Stearns
5.410%, 06/01/07	13,764	13,764
Lehman Brothers
5.360%, 06/01/07	37,030	37,030

		51,123

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $91,400)‡		91,400

TOTAL INVESTMENTS — 138.4% (Cost $268,155)**		318,778

Other Assets & Liabilities — (38.4)%
Investment Advisory Fees Payable		$(195)
12b-1 Fees Payable
Class I		(29)
Administration Fees Payable		(12)
Custody Fees Payable		(3)
Trustees’ Fees Payable		(6)
Payable for Collateral for Loaned Securities		(91,400)
Payable for Shares of Beneficial Interest Redeemed		(3,413)
Other		6,563

Total Other Assets & Liabilities		(88,495)

TOTAL NET ASSETS — 100.0%		230,283

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)		171,072
Undistributed Net Investment Income		69
Undistributed Net Realized Gain on Investments and Futures		8,374
Net Unrealized Appreciation on Investments and Futures		50,768

Total Net Assets		$230,283

Net Asset Value, Offering and Redemption Price Per Share — Class I ($225,592,023 ÷ 16,416,469 outstanding shares of beneficial interest)		$13.74

Net Asset Value and Redemption Price Per Share — Class A ($3,139,063 ÷ 230,423 outstanding shares of beneficial interest)		$13.62

Maximum Offering Price Per Share — Class A ($13.62 ÷ 94.50%)		$14.41

Net Asset Value and Offering Price Per Share — Class B ($538,213 ÷ 40,377 outstanding shares of beneficial interest)		$13.33

Net Asset Value and Offering Price Per Share — Class C ($1,013,202 ÷ 75,932 outstanding shares of beneficial interest)		$13.34

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $268,214.

Gross unrealized appreciation (000)	$53,951
Gross unrealized depreciation (000)	(3,387)

Net unrealized appreciation (000)	$50,564

†	See Note 3 in Notes to Financial Statements.
††	The rate shown is the effective yield at purchase date.
‡	See Note 8 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $88,350.
(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2007.

Cl — Class

LLC — Limited Liability Company

LP — Limited Partnership

Futures Contracts:

Description	Number of Contracts	Notional Cost Amount (000)	Expiration Date	Unrealized Appreciation (000)
Russell 2000® Index	5	$1,976	06/15/07	$145

Cash in the amount of $80,000 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

Assets in an amount at least equal to the Notional Cost Amount of the open futures contracts have been segregated by the Fund.

See Notes to Financial Statements.

Allegiant Small Cap Growth Fund

STATEMENT OF NET ASSETS

May 31, 2007

	Number of Shares	Value (000)
COMMON STOCKS — 99.1%
Consumer Discretionary — 14.4%
Aeropostale*	11,800	$546
Applebee’s International	11,400	299
Asbury Automotive Group	6,400	175
Capella Education*	5,200	227
CROCS*#	3,100	252
DeVry	17,400	585
Fossil*	5,700	178
Jos. A. Bank Clothiers*	2,259	95
NutriSystem*	2,700	177
Perry Ellis International*	8,100	254
Priceline.com*#	5,800	359
Steiner Leisure*	7,500	374
Texas Roadhouse, Cl A*	23,800	330
Town Sports International Holdings*	14,300	287
Universal Electronics*	13,000	435
Zumiez*#	10,700	413

		4,986

Consumer Staples — 3.4%
Chattem*#	7,900	503
Universal	10,600	674

		1,177

Energy — 7.7%
Atlas America	16,800	833
ATP Oil & Gas*#	7,600	345
Complete Production Services*	7,400	199
Eagle Rock Energy Partners LP	3,382	81
Frontier Oil	7,380	297
Markwest Hydrocarbon	6,500	387
Sunoco Logistics Partners#	4,200	256
T-3 Energy Services*	9,800	286

		2,684

Financials — 5.2%
Amerisafe*	18,300	338
Capital Trust, Cl A REIT	5,700	254
International Securities Exchange Holdings#	9,100	592
National Retail Properties REIT#	13,500	327
PS Business Parks REIT	4,350	292

		1,803

Healthcare — 16.9%
Cubist Pharmaceuticals*	32,800	753
Digene*	7,500	334
HealthExtras*	11,800	359
Hologic*#	3,600	195
Immucor*	11,975	378
inVentiv Health*	14,100	531
Lifecell*#	19,600	552
Medical Action Industries*	12,700	256
Micrus Endovascular*	15,600	334
Omnicell*	17,000	382
Omrix Biopharmaceuticals*	4,500	151
Parexel International*	7,600	306
Ventana Medical Systems*#	6,970	359
Viasys Health Care*	7,900	339
Viropharma*	14,200	206
Volcano*	9,400	190
WellCare Health Plans*#	2,800	258

		5,883

Industrials — 18.4%
Barnes Group	18,400	543
Ceradyne*	9,500	642
Cornell*	11,400	272
Dynamic Materials*#	21,000	761
Genesee & Wyoming, Cl A*	13,900	452
GrafTech International*	56,500	875
Heico#	7,300	313
Kaydon#	8,400	405
Kenexa*#	5,500	215
Layne Christensen*	15,400	693
Republic Airways Holdings*	19,400	453
Waste Connections*	5,720	176
Watson Wyatt Worldwide, Cl A	11,100	573

		6,373

Information Technology — 25.3%
ANSYS*#	3,280	184
Atheros Communications*	13,800	402
Brocade Communications Systems*	40,500	372
CommScope*	4,200	230
Cybersource*	20,200	265
FEI*	8,600	319
Flir Systems*	14,400	595
Hittite Microwave*	6,100	248
Ibasis*	19,400	201
Informatica*	32,840	501
InterDigital Communications*#	13,100	426
j2 Global Communications*#	15,100	503
OYO Geospace*	6,100	461
Smart Modular Technologies*	42,700	612
SPSS*	9,900	436
Tessera Technologies*	13,300	605
THQ*	9,800	334
Trident Microsystems*	14,200	290
ValueClick*#	19,500	611
Verigy*	13,900	398
Viasat*	14,600	473
Vocus*	13,900	334

		8,800

Materials — 3.9%
Airgas	8,100	345
Aptargroup	5,000	188
Kaiser Aluminum*	4,100	313
Rock-Tenn, Cl A#	4,900	171
RTI International Metals*	3,800	337

		1,354

Telecommunication Services — 2.0%
Dobson Communications, Cl A*	51,300	545
Golden Telecom#	2,900	155

		700

Utilities — 1.9%
Suburban Propane Partners	5,600	271
Westar Energy	14,600	387

		658

Total Common Stocks (Cost $29,785)		34,418

Allegiant Small Cap Growth Fund

STATEMENT OF NET ASSETS

May 31, 2007

	Number of Shares	Value (000)
AFFILIATED MONEY MARKET FUND — 0.3%
Allegiant Money Market Fund, Class I† (Cost $129)	128,826	$129

Total Investments Before Collateral for Loaned Securities – 99.4% (Cost $29,914)		34,547

	Par (000)
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 22.8%
Commercial Paper†† — 1.1%
Autobahn Funding
5.320%, 06/15/07	$199	198
5.330%, 06/22/07	40	40
Hubbell
5.380%, 06/01/07	79	79
Queens Health Systems
5.330%, 06/26/07	73	72

		389

Master Notes — 6.3%
Bank of America
5.370%, 06/01/07	696	696
Bear Stearns
5.510%, 06/06/07	755	755
JPMorgan Securities
5.390%, 06/15/07	755	755

		2,206

Medium Term Notes — 2.6%
Liquid Funding LLC
5.360%, 11/30/07 (A)	219	219
5.340%, 06/11/08 (A)	199	199
Morgan Stanley Dean Witter
5.380%, 07/19/07 (A)	318	318
5.430%, 02/15/08 (A)	79	79
5.400%, 04/02/08 (A)	79	79

		894

Repurchase Agreements — 12.8%
Bank of America
5.370%, 06/01/07	29	29
Bear Stearns
5.410%, 06/01/07	1,192	1,192
Lehman Brothers
5.360%, 06/01/07	3,208	3,208

		4,429

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $7,918)‡		7,918

TOTAL INVESTMENTS — 122.2% (Cost $37,832)**		42,465

Other Assets & Liabilities — (22.2)%
Investment Advisory Fees Payable		(16)
12b-1 Fees Payable
Class I		(2)
Class A		(4)
Administration Fees Payable		(2)
Custody Fees Payable		(2)
Trustees’ Fees Payable		(4)
Payable for Collateral for Loaned Securities		(7,918)
Payable for Investments Purchased		(1,280)
Payable for Shares of Beneficial Interest Redeemed		(83)
Other		1,584
Total Other Assets & Liabilities		(7,727)

TOTAL NET ASSETS — 100.0%		$34,738

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)		$108,033
Accumulated Net Realized Loss on Investments		(77,928)
Net Unrealized Appreciation on Investments		4,633

Total Net Assets		$34,738

Net Asset Value, Offering and Redemption Price Per Share — Class I ($17,427,373 ÷ 1,615,792 outstanding shares of beneficial interest)		$10.79

Net Asset Value and Redemption Price Per Share — Class A ($15,918,421 ÷ 1,512,555 outstanding shares of beneficial interest)		$10.52

Maximum Offering Price Per Share — Class A ($10.52 ÷ 94.50%)		$11.13

Net Asset Value and Offering Price Per Share — Class B ($1,251,080 ÷ 126,996 outstanding shares of beneficial interest)		$9.85

Net Asset Value and Offering Price Per Share — Class C ($141,604 ÷ 14,343 outstanding shares of beneficial interest)		$9.87

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $37,839.

Gross unrealized appreciation (000)	$5,057
Gross unrealized depreciation (000)	(431)

Net unrealized appreciation (000)	$4,626

†	See Note 3 in Notes to Financial Statements.
††	The rate shown is the effective yield at purchase date.
‡	See Note 8 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $7,655.
(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2007.

Cl — Class

LLC — Limited Liability Company

LP — Limited Partnership

REIT — Real Estate Investment Trust

See Notes to Financial Statements.

Allegiant Balanced Allocation Fund

STATEMENT OF NET ASSETS

May 31, 2007

	Number of Shares	Value (000)
COMMON STOCKS — 46.9%
Consumer Discretionary — 4.2%
Aeropostale*	700	$32
Asbury Automotive Group	700	19
Capella Education*	700	31
Coach*	12,400	637
Comcast, Cl A*	8,454	232
Cooper Tire & Rubber#	1,000	24
Deckers Outdoor*	1,100	97
Dow Jones#	1,466	78
DXP Enterprises*	400	19
GSI Commerce*	1,000	23
Johnson Controls	4,700	516
Las Vegas Sands*	17,000	1,326
MGM Mirage*	9,567	761
Movado Group	800	27
Nike, Cl B	11,420	648
Nordstrom	15,600	810
Phillips-Van Heusen	900	55
Starbucks*	21,360	615
Starwood Hotels & Resorts Worldwide	11,030	795
Stewart Enterprises, Cl A	6,600	51
Strayer Education	500	63
Tempur-Pedic International#	900	23
Time Warner	19,338	413
Town Sports International Holdings*	2,200	44
Universal Electronics*	1,000	33
Wolverine World Wide	1,700	49

		7,421

Consumer Staples — 4.3%
BJ’s Wholesale Club*	600	23
Boston Beer, Cl A*	700	27
Bunge#	9,060	708
Central European Distribution*	800	27
Coca-Cola	20,839	1,104
Coca-Cola Enterprises	10,695	250
Colgate-Palmolive	14,960	1,002
ConAgra Foods	19,202	490
Dean Foods	15,326	502
Hain Celestial Group*	1,500	43
Hershey	4,562	240
J&J Snack Foods	1,000	39
Kraft Foods	32,783	1,109
Procter & Gamble	11,687	743
Ralcorp Holdings*	500	29
Wal-Mart Stores	13,510	643
Whole Foods Market#	11,185	460

		7,439

Energy — 4.1%
Apache	8,223	664
Atlas America	1,350	67
Chevron	18,334	1,494
ConocoPhillips	11,127	862
Copano Energy LLC	800	35
ExxonMobil	23,150	1,925
Hanover Compressor*#	3,900	97
Rosetta Resources*#	1,200	29
Sunoco Logistics Partners#	400	24
Targa Resources Partners LP	1,400	47
TransOcean*	8,670	852
Weatherford International*	17,050	926
Williams Partners#	1,000	49

		7,071

Financials — 10.0%
American Express	8,800	572
American International Group	36,657	2,652
AON#	14,263	612
Ares Capital#	3,700	69
Asta Funding#	2,000	84
Bank of America	11,761	596
BRT Realty Trust REIT	700	21
Capital Southwest	200	35
Capital Trust, Cl A REIT	1,800	80
Chubb	6,259	343
Citigroup	51,023	2,780
DiamondRock Hospitality REIT	4,100	86
Fannie Mae	19,017	1,216
Genworth Financial, Cl A	13,563	490
Goldman Sachs	4,269	985
Hercules Technology Growth Capital	2,200	32
Hersha Hospitality Trust REIT	3,900	47
JPMorgan Chase	27,896	1,446
Kite Realty Group Trust REIT	2,700	57
KKR Financial Holdings LLC REIT	900	24
Marsh & McLennan	14,452	474
MBIA	4,140	276
Morgan Stanley	11,953	1,016
Prudential Financial	10,240	1,045
SunTrust Banks	6,700	598
SVB Financial Group*	500	27
Technology Investment Capital#	1,500	26
Thomas Properties Group	1,200	20
Tower Group	700	22
Travelers	7,645	414
Wachovia	9,412	510
Wells Fargo	19,705	711
WP Carey & Co. LLC	800	27
Zenith National Insurance	1,300	63

		17,456

Healthcare — 6.0%
Abbott Laboratories	12,410	700
Amgen*	3,335	188
Boston Scientific*	24,450	383
Bristol-Myers Squibb	19,501	591
Cardinal Health	12,685	919
Dentsply International	20,500	741
Genzyme*	12,860	830
HealthExtras*	2,400	73
Hologic*#	14,700	795
Integra LifeSciences Holdings*	1,100	57
inVentiv Health*	2,100	79
Johnson & Johnson	21,356	1,351
Medtronic	11,120	591
Merck	14,190	744
MWI Veterinary Supply*	500	19
Parexel International*	600	24
Pfizer	40,818	1,122
Schering-Plough	32,498	1,064
Sciele Pharma*#	800	20
Viasys Healthcare*	1,900	82
WellCare Health Plans*#	500	46

Allegiant Balanced Allocation Fund

STATEMENT OF NET ASSETS

May 31, 2007

	Number of Shares	Value (000)
COMMON STOCKS — continued
Healthcare — continued
West Pharmaceutical Services	1,500	$76

		10,495

Industrials — 4.4%
Armor Holdings*	500	43
Baldor Electric	600	28
Barnes Group	2,100	62
Danaher	12,650	930
FedEx	7,070	789
Genco Shipping & Trading#	1,400	53
General Electric	73,857	2,776
GrafTech International*	7,200	111
Huron Consulting Group*	1,200	82
Infrasource Services*	2,100	76
Integrated Electrical Services*	1,000	27
Kaydon	600	29
Layne Christensen*	2,200	99
Macquarie Infrastructure Trust	500	22
Norfolk Southern	9,180	531
Orbital Sciences*	2,400	49
Perini*	1,200	66
Resources Connection*	800	26
Skywest	2,100	58
Triumph Group#	600	40
United Parcel Service, Cl B	6,526	470
United Technologies	17,650	1,245
Watson Wyatt Worldwide, Cl A	2,100	108

		7,720

Information Technology — 7.9%
Adobe Systems*	23,600	1,040
Akamai Technologies*	13,400	592
Apple Computer*	6,030	733
Arris Group*	1,700	28
Atheros Communications*	2,900	84
Brocade Communications Systems*	6,400	59
Brooks Automation*	1,600	28
Cisco Systems*	49,390	1,330
Citrix Systems*	35,286	1,186
Comtech Telecommunications*	1,600	72
Dell*	31,650	850
Google, Cl A*	2,775	1,381
Intel	20,310	450
LoopNet*	1,500	31
McAfee*	5,890	217
Microchip Technology	20,450	830
Micron Technology*	23,870	291
Microsoft	41,860	1,284
MKS Instruments*	2,800	76
Motorola	10,990	200
NVIDIA*	20,800	721
Smart Modular Technologies*	5,200	75
Sun Microsystems*	113,662	580
Texas Instruments	18,350	649
THQ*	1,300	44
TIBCO Software*	7,700	69
ValueClick*	2,000	63
Viasat*	1,900	62
Yahoo!*	29,170	837

		13,862

Materials — 2.8%
Aptargroup	2,300	86
Chaparral Steel	1,100	81
E.I. duPont de Nemours	10,250	536
Freeport-McMoRan Copper & Gold, Cl B#	1,423	112
Haynes International*	300	27
Kaiser Aluminum*	300	23
Newmont Mining	17,800	724
Owens-Illinois*	29,625	1,007
Praxair	20,142	1,372
Rock-Tenn, Cl A	1,400	49
RTI International Metals*	500	44
Smurfit-Stone Container*	34,045	440
Weyerhaeuser	4,200	344

		4,845

Telecommunication Services — 2.4%
Alaska Communications Systems Group	1,900	30
American Tower, Cl A*	18,650	805
AT&T	43,622	1,803
Centennial Communications*	2,200	22
Dobson Communications, Cl A*	4,300	46
NII Holdings*	7,350	599
NTELOS Holdings	1,300	33
Premiere Global Services*	4,300	55
Sprint Nextel	29,034	664
Verizon Communications	5,060	220

		4,277

Utilities — 0.8%
AES*	23,300	553
AGL Resources	2,100	89
El Paso Electric*	3,000	82
Empire District Electric#	1,300	31
Exelon	6,937	541
Otter Tail	1,400	46
South Jersey Industries	900	35
Suburban Propane Partners	1,200	58
Westar Energy	1,400	37

		1,472

Total Common Stocks (Cost $62,555)		82,058

FOREIGN COMMON STOCKS — 8.7%
Australia — 0.2%
BHP Billiton, ADR (Materials)#	2,721	143
Cochlear (Healthcare)	1,347	70
Woolworths (Consumer Staples)	4,124	94
WorleyParsons (Energy)	1,922	47

		354

Bahamas — 0.0%
Ultrapetrol Bahamas (Industrials)*	1,000	23

Belgium — 0.0%
KBC Groep NV (Financials)	483	67

Bermuda — 0.6%
Everest Re Group (Financials)	2,712	291
Primus Guaranty (Financials)*	1,700	20
Tyco International (Industrials)	21,517	718

		1,029

	Number of Shares	Value (000)
FOREIGN COMMON STOCKS — continued
Canada — 0.5%
Axcan Pharma (Healthcare)*#	2,800	$53
CAE (Industrials)	7,732	100
Cameco (Energy)	1,377	71
Canadian Natural Resources (Energy)	6,604	440
Nortel Networks (Information Technology)*	7,850	205

		869

France — 0.5%
Alcatel-Lucent, ADR (Information Technology)	43,853	602
Groupe Danone (Consumer Staples)	407	64
L’Oreal SA (Consumer Staples)	734	87
LVMH Moet Hennessy Louis Vuitton SA (Consumer Discretionary)#	654	77
Schneider Electric SA (Industrials)	846	122

		952

Germany — 0.2%
Fielmann AG (Consumer Discretionary)	1,408	97
Rational AG (Consumer Discretionary)	412	81
Wirecard AG (Industrials)*	5,580	77

		255

Greece — 0.1%
IRF European Finance Investments (Financials) (D)	31,579	144
National Bank of Greece SA (Financials)	1,438	86

		230

Guernsey — 0.5%
Amdocs (Information Technology)*	24,070	936

Hong Kong — 0.7%
Century Sunshine Ecological Technology Holdings (Materials)	350,000	88
China Mobile, ADR (Telecommunication Services)	1,126	52
Espirit Holdings (Consumer Discretionary)	8,516	105
Focus Media Holding, ADR (Consumer Discretionary)*#	2,060	91
FU JI Food and Catering Services Holdings (Consumer Discretionary)	30,124	103
Guangzhou R&F Properties, Cl H (Financials)	27,228	69
Hengan International Group (Consumer Staples)#	25,936	89
Kerry Properties (Financials)	14,680	90
Li & Fung (Consumer Discretionary)	35,548	119
Li Ning (Consumer Discretionary)	57,452	127
Neo-Neon Holdings (Industrials)*	51,000	89
Wing Hang Bank (Financials)	6,164	66
Zijin Mining Group, Cl H (Materials)	214,220	113

		1,201

India — 0.1%
Educomp Solutions (Information Technology)	1,900	82
Infosys Technologies, ADR (Information Technology)	1,718	85

		167

Ireland — 0.1%
Irish Life & Permanent PLC (Financials)	2,740	76
Kingspan Group PLC (Industrials)	3,414	101
Ryanair Holdings PLC, ADR (Industrials)*#	1,600	66

		243

Israel — 0.1%
Nice Systems, ADR (Information Technology)*	2,257	86
Teva Pharmaceutical Industries, ADR (Healthcare)	2,400	94

		180

Italy — 0.2%
Azimut Holding (Financials)	7,094	120
Banca Italease (Financials)	1,316	64
Geox (Consumer Discretionary)	3,800	69

		253

Japan — 0.9%
Ardepro (Financials)#	151	49
Canon, ADR (Information Technology)	1,486	87
Dena (Consumer Discretionary)	18	59
Kuraray (Materials)	5,824	63
Mitsubishi UFJ Financial Group, ADR (Financials)	14,478	167
Nintendo (Information Technology)	300	105
Nitori (Consumer Discretionary)	1,272	59
ORIX (Financials)	282	75
Shin-Etsu Chemical (Materials)	1,250	84
Shiseido (Consumer Staples)	2,106	45
Sony, ADR (Consumer Discretionary)	7,776	449
Sumitomo Realty & Development (Financials)	3,816	144
Takeda Pharmaceutical (Healthcare)	1,247	84
Toyo Tanso (Industrials)#	914	60
Toyota Motor, ADR (Consumer Discretionary)	337	41
Yamada Denki (Consumer Discretionary)	760	72

		1,643

Luxembourg — 0.1%
Millicom International Cellular SA (Telecommunication Services)*#	850	72

Mexico — 0.2%
America Movil SA de CV, ADR (Telecommunication Services)	3,645	221
Fomento Economico Mexicano SA de CV, ADR (Consumer Staples)	1,371	54
Grupo Aeroportuario del Pacifico SA de CV, ADR (Industrials)	400	20

		295

Netherlands — 0.1%
Crucell NV (Healthcare)*#	2,544	59
Fugro NV (Energy)	1,176	69

		128

Netherlands Antilles — 0.0%
Orthofix International NV (Healthcare)*	900	43

Norway — 0.1%
Orkla ASA (Industrials)	5,630	99

Allegiant Balanced Allocation Fund

STATEMENT OF NET ASSETS

May 31, 2007

	Number of Shares	Value (000)
FOREIGN COMMON STOCKS — continued
Panama — 0.0%
Banco Latinoamericano de Exportaciones SA, Cl E (Financials)	1,300	$24

Singapore — 0.4%
Ezra Holdings (Energy)	14,680	54
Keppel (Industrials)	16,902	120
Midas Holdings (Industrials)	37,000	52
Raffles Education (Consumer Discretionary)	108,530	143
Singapore Exchange (Financials)	31,954	156
Verigy (Information Technology)*	1,900	54
Wilmar International (Consumer Staples)#	66,552	150

		729

Spain — 0.2%
Banco Santander Central Hispano SA (Financials)	4,052	78
Inditex SA (Consumer Discretionary)	1,720	108
Red Electrica de Espana (Utilities)	2,287	112

		298

Sweden — 0.1%
Modern Times Group AB, Cl B (Consumer Discretionary)	1,448	88
Telefonaktiebolaget LM Ericsson, ADR (Information Technology)	3,544	134

		222

Switzerland — 1.4%
ABB, ADR (Industrials)	5,675	122
Actelion (Healthcare)*	342	75
Nestle SA (Consumer Staples)	467	182
Nobel Biocare Holding AG (Healthcare)	254	87
Novartis AG, ADR (Healthcare)	27,977	1,572
Roche Holdings AG (Healthcare)	1,629	299
SGS SA (Industrials)	40	52
Temenos Group AG (Information Technology)*	3,400	77

		2,466

United Kingdom — 1.4%
Autonomy PLC (Information Technology)*	4,500	69
BG Group PLC (Energy)	7,269	111
Blinkx PLC (Information Technology)*	4,500	4
BT Group PLC, ADR (Telecommunication Services)	1,772	116
Capita Group PLC (Industrials)	6,375	94
Carnival (Consumer Discretionary)	2,850	144
Diageo PLC, ADR (Consumer Staples)	1,051	90
GlaxoSmithKline PLC, ADR (Healthcare)	4,012	209
ICAP PLC (Financials)	5,384	57
Imperial Tobacco Group PLC (Consumer Staples)	1,729	75
Man Group PLC (Financials)	9,024	105
Michael Page International PLC (Industrials)	10,960	124
Pennon Group PLC (Utilities)	4,875	65
Reckitt Benckiser PLC (Consumer Staples)	2,740	149
Rio Tinto PLC, ADR (Materials)	280	82
Scottish & Southern Energy PLC (Utilities)	3,132	94
Tesco PLC (Consumer Staples)	12,082	110
Vodafone Group PLC, ADR (Telecommunication Services)	22,637	711

		2,409

Total Foreign Common Stocks (Cost $11,378)		15,187

EXCHANGE TRADED FUNDS — 10.4%
iShares MSCI EAFE Value Index Fund#	115,784	9,094
iShares MSCI Emerging Markets Index Fund#	24,400	3,094
iShares Russell 2000® Index Fund	1,500	126
S&P Depository Receipt, Trust Series 1#	17,900	2,744
Vanguard Emerging Markets#	35,500	3,100

Total Exchange Traded Funds (Cost $14,170)		18,158

FOREIGN WARRANTS — 0.1%
India — 0.1%
Bharti Airtel Equity Certificate, Expires 07/11/07 (A) (Cost $46)	6,239	129

	Par (000)
U.S. TREASURY OBLIGATIONS — 13.3%
U.S. Treasury Bonds — 2.4%
6.250%, 08/15/23	$3,670	4,129
5.375%, 02/15/31#	25	27
4.500%, 02/15/36#	115	106

		4,262

U.S. Treasury Notes — 10.9%
4.875%, 07/31/11#	9,620	9,630
4.875%, 08/15/16#	2,000	1,996
4.750%, 05/15/14#	115	114
3.250%, 08/15/08#	5,615	5,499
2.750%, 08/15/07#	1,765	1,758

		18,997

Total U.S. Treasury Obligations (Cost $23,376)		23,259

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 7.9%
Federal National Mortgage Association — 7.6%
Federal National Mortgage Association
7.000%, 06/01/31	14	14
7.000%, 01/01/33	67	70
7.000%, 10/01/33	13	14
6.500%, 06/01/37 (TBA)	1,400	1,422
6.000%, 09/01/32	48	48
6.000%, 09/01/36	1,592	1,591
6.000%, 06/01/37 (TBA)	1,330	1,328
5.500%, 02/01/32	211	206
5.500%, 07/01/33	22	21
5.500%, 12/01/33	323	316
5.500%, 05/01/35	213	208
5.500%, 12/01/35	68	67
5.500%, 06/01/37 (TBA)	3,170	3,095
5.465%, 01/01/36 (B)	949	949

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — continued
Federal National Mortgage Association — continued
5.000%, 06/01/20	$625	$610
5.000%, 07/01/20	164	160
5.000%, 09/01/33	51	49
5.000%, 10/01/33	107	102
5.000%, 11/01/33	577	551
5.000%, 08/01/35	50	48
5.000%, 10/01/35	550	524
5.000%, 11/01/35	521	497
5.000%, 12/01/35	451	430
4.500%, 10/01/20	603	578
4.500%, 09/01/35	586	542

		13,440

Government National Mortgage Association — 0.3%
Government National Mortgage Association
7.500%, 11/15/29	1	1
6.500%, 09/15/28	18	19
6.500%, 07/15/32	36	37
6.500%, 10/15/33	17	18
6.000%, 08/15/32	22	23
6.000%, 02/15/33	102	103
6.000%, 11/15/33	40	40
6.000%, 06/15/35	227	228

		469

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $14,113)		13,909

CORPORATE BONDS — 3.4%
Cable — 0.1%
Time Warner Cable
5.850%, 05/01/17(A)	175	173

Consumer Discretionary — 0.0%
D.R. Horton
6.500%, 04/15/16	90	88

Energy — 0.2%
ConocoPhillips Canada Funding
5.625%, 10/15/16	115	115
Energy Transfer Partners
5.950%, 02/01/15	120	120
Nexen
6.400%, 05/15/37	145	142

		377

Financials — 2.0%
Bank of America
7.800%, 09/15/16	200	230
Capmark Financial Group
5.875%, 05/10/12(A)	120	119
CIT Group
6.100%, 03/15/49(B)	75	70
Citigroup
7.250%, 10/01/10	560	591
General Electric Capital, Cl A (MTN)
5.450%, 01/15/13	200	200
Goldman Sachs
6.450%, 05/01/36	115	117
Goldman Sachs Capital II
5.793%, 06/01/49(B)	140	138
HSBC Finance
6.750%, 05/15/11	320	333
6.375%, 10/15/11	120	124
ING USA Global Funding
4.500%, 10/01/10	150	146
International Lease Finance
5.000%, 04/15/10#	125	124
JPMorgan Chase
5.125%, 09/15/14	250	244
KeyBank
5.800%, 07/01/14	100	101
Lloyds TSB Group PLC
6.267%, 11/14/16 (A) (B)	175	171
MUFG Capital Finance 1
6.346%, 07/25/16(B)	100	100
National Rural Utilities Cooperative Finance
5.450%, 04/10/17	125	123
Regions Financing Trust II
6.625%, 05/01/47(B)	120	117
Residential Capital
6.375%, 06/30/10	95	95
6.500%, 04/17/13	90	89
SLM (MTN)
5.375%, 05/15/14	120	108
Wachovia Capital Trust III
5.800%, 08/29/49(B)	125	125

		3,465

Healthcare — 0.1%
WellPoint
5.000%, 12/15/14	150	144

Insurance — 0.3%
American General Finance (MTN)
3.875%, 10/01/09	275	266
AXA SA
6.379%, 12/14/49 (A) (B)	200	189

		455

Metals & Mining — 0.1%
BHP Billiton
5.400%, 03/29/17	145	142

Real Estate Investment Trusts — 0.1%
iStar Financial
5.950%, 10/15/13	165	163

Retail — 0.0%
Home Depot
5.875%, 12/16/36	75	70

Telecommunications — 0.4%
AT&T
5.625%, 06/15/16#	145	144
GTE
6.940%, 04/15/28	110	115
Sprint Nextel
6.000%, 12/01/16	120	116
Telecom Italia Capital SA
5.250%, 11/15/13	190	183
Vodafone Group PLC
5.350%, 02/27/12	115	114

		672

Allegiant Balanced Allocation Fund

STATEMENT OF NET ASSETS

May 31, 2007

	Par (000)	Value (000)
CORPORATE BONDS — continued
Utilities — 0.1%
Midamerican Energy
6.750%, 12/30/31	$140	$154
Southwestern Public Service
6.000%, 10/01/36	120	117

		271

Total Corporate Bonds (Cost $6,146)		6,020

ASSET BACKED SECURITIES — 2.9%
Automotive — 0.2%
Honda Auto Receivables Owner Trust, Series 2005-4, Cl A3
4.460%, 05/21/09##	389	387

Credit Cards — 2.0%
American Express Credit Account Master Trust, Series 2003-2, Cl A
5.430%, 10/15/10## (B)	800	801
Bank One Issuance Trust, Series 2004-A4, Cl A4
5.360%, 02/16/10## (B)	800	801
Chase Issuance Trust, Series 2005-A3, Cl A
5.340%, 10/17/11## (B)	970	971
Citibank Credit Card Issuance Trust, Series 2006-A5, Cl A5
5.300%, 05/20/11##	870	870

		3,443

Mortgage Related — 0.3%
Chase Funding Mortgage Loan, Series 2003-6, Cl 1A4
4.499%, 08/25/30	570	558

Utilities — 0.4%
PSE&G Transition Funding LLC, Series 2001-1, Cl A8
6.890%, 12/15/17	565	616

Total Asset Backed Securities (Cost $4,966)		5,004

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.6%
Fannie Mae, Series 2003-84, Cl PG
5.000%, 03/25/32	1,284	1,236
Freddie Mac, Series 2772, Cl GH
5.000%, 07/15/32	1,000	958
Freddie Mac, Series 2773, Cl CD
4.500%, 04/15/24	700	637

Total Collateralized Mortgage Obligations (Cost $2,840)		2,831

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.4%
Federal Farm Credit Bank — 1.4%
Federal Farm Credit Bank (FRN)## (Cost $2,499)	2,500	2,501
COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.2%
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Cl A4A
4.871%, 09/11/42	600	572
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Cl A4
5.226%, 07/15/44 (B)	875	858
CS First Boston Mortgage Securities, Series 2005-C6, Cl A4
5.230%, 12/15/40 (B)	730	710

Total Commercial Mortgage-Backed Securities (Cost $2,179)		2,140

COMMERCIAL PAPER† — 0.5%
Aspen Funding
5.260%, 06/11/07##	300	300
Liberty Street Funding
5.260%, 06/11/07##	300	299
Scaldis Capital LLC
5.260%, 06/12/07##	260	260

Total Commercial Paper (Cost $859)		859

	Number of Shares
AFFILIATED MONEY MARKET FUND — 4.7%
Allegiant Advantage Institutional Money Market Fund, Class I†† (Cost $8,214)	8,213,548	8,214

Total Investments Before Collateral for Loaned Securities – 103.0% (Cost $153,341)		180,269

	Par (000)
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 20.2%
Commercial Paper† — 1.0%
Autobahn Funding
5.320%, 06/15/07	$880	877
5.330%, 06/22/07	176	175
Hubbell
5.380%, 06/01/07	352	352
Queens Health Systems
5.330%, 06/26/07	322	320

		1,724

Master Notes — 5.6%
Bank of America
5.370%, 06/01/07	3,081	3,081
Bear Stearns
5.510%, 06/06/07	3,345	3,346
JPMorgan Securities
5.390%, 06/15/07	3,346	3,346

		9,773

Medium Term Notes — 2.3%
Liquid Funding LLC
5.360%, 11/30/07 (B)	968	968
5.340%, 06/11/08 (B)	880	880

	Par (000)	Value (000)
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — continued
Medium Term Notes — continued
Morgan Stanley Dean Witter
5.380%, 07/19/07 (B)	$1,409	$1,409
5.430%, 02/15/08 (B)	352	352
5.400%, 04/02/08 (B)	352	352

		3,961

Repurchase Agreements — 11.2%
Bank of America
5.370%, 06/01/07	126	126
Bear Stearns
5.410%, 06/01/07	5,282	5,282
Lehman Brothers
5.360%, 06/01/07	14,212	14,212

		19,620

Non-Registered Investment Company — 0.1%
BlackRock Institutional Money Market Trust (C)	282	282

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $35,360)‡		35,360

TOTAL INVESTMENTS — 123.2% (Cost $188,701)**		215,629

Other Assets & Liabilities — (23.2)%
Investment Advisory Fees Payable		(111)
12b-1 Fees Payable
Class I		(14)
Class A		(3)
Class B		(2)
Class C		(1)
Administration Fees Payable		(9)
Custody Fees Payable		(7)
Trustees’ Fees Payable		(8)
Payable for Collateral for Loaned Securities		(35,360)
Payable for Investments Purchased		(7,158)
Payable for Shares of Beneficial Interest Redeemed		(108)
Other		2,131

Total Other Assets & Liabilities		(40,650)

TOTAL NET ASSETS — 100.0%		$174,979

Net Assets:
Shares of Beneficial Interest (Unlimited
Authorization — No Par Value)		$143,564
Undistributed Net Investment Income		705
Undistributed Net Realized Gain on Investments and Futures		3,774
Net Unrealized Appreciation on Investments and Futures		26,936

Total Net Assets		$174,979

Net Asset Value and Redemption Price Per Share — Class I ($149,407,488 ÷ 12,596,312 outstanding shares of beneficial interest)		$11.86

Net Asset Value and Redemption Price Per Share — Class A ($17,125,445 ÷ 1,441,761 outstanding shares of beneficial interest)		$11.88

Maximum Offering Price Per Share- Class A ($11.88 ÷ 95.25%)		$12.47

Net Asset Value and Redemption Price Per Share — Class B ($6,209,449 ÷ 522,713 outstanding shares of beneficial interest)		$11.88

Net Asset Value and Redemption Price Per Share — Class C ($2,236,322 ÷ 189,343outstanding shares of beneficial interest)		$11.81

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $189,259.

Gross unrealized appreciation (000)	$27,405
Gross unrealized depreciation (000)	(1,035)

Net unrealized appreciation (000)	$26,370

†	The rate shown is the effective yield at purchase date.
††	See Note 3 in Notes to Financial Statements.
‡	See Note 8 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $34,592.
##	All or a portion of the security was held as collateral for when-issued securities and delayed delivery securities.
(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is (000) $781 and represents 0.5% of net assets as of May 31, 2007.
(B)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2007.
(C)	Represents security purchased with cash collateral for securities on loan.
(D)	Illiquid security. Total market value of illiquid securities is (000) $144 and represents 0.1% of net assets as of May 31, 2007.

ADR — American Depository Receipt

Cl — Class

FRN — Floating Rate Note

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Liability Company

REIT — Real Estate Investment Trust

TBA — To Be Announced

Futures Contract:

Description	Number of Contracts	Notional Cost Amount (000)	Expiration Date	Unrealized Appreciation (000)
TOPIX Index	1	$142	06/08/07	$8

Cash in the amount of $4,843 is held by the broker as collateral to cover initial margin requirements for the above open futures contract (Long Positions).

Assets in an amount at least equal to the Notional Cost Amount of the open futures contract have been segregated by the Fund.

See Notes to Financial Statements.

Allegiant Equity Funds

STATEMENTS OF OPERATIONS (000)

Year Ended May 31, 2007

	International Equity Fund	Large Cap Core Equity Fund	Large Cap Growth Fund
Investment Income:
Dividends	$6,716	$4,437	$7,365
Interest	—	—	—
Income from affiliated funds(1)	378	62	125
Security lending income	281	49	135
Less: foreign taxes withheld	(546)	(17)	(39)

Total Investment Income	6,829	4,531	7,586

Expenses:
Investment advisory fees	3,622	1,800	4,120
Administration fees	207	144	330
12b-1 fees:
Class I	110	86	160
Class A	6	2	44
Class B	9	22	53
Class C	7	3	6
Shareholder services fees:
Class A	41	14	294
Class B	3	8	18
Class C	2	1	2
Transfer agent fees	118	66	238
Custodian fees	120	21	37
Professional fees	24	23	47
Pricing service fees	35	2	2
Printing and shareholder reports	17	12	34
Registration and filing fees	17	23	24
Trustees’ fees	18	15	35
Miscellaneous	23	20	57

Total Expenses	4,379	2,262	5,501

Less:
Waiver of investment advisory fees(1)	(472)	(1)	(1)

Net Expenses	3,907	2,261	5,500

Net Investment Income (Loss)	2,922	2,270	2,086

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments sold	17,372	9,504	47,431
Net realized gain (loss) on futures	(206)	25	(18)
Net realized loss on foreign currency transactions	(246)	—	—
Net change in unrealized appreciation (depreciation) on investments	59,544	23,911	33,320
Net change in unrealized appreciation (depreciation) on futures	214	123	240
Net change in unrealized appreciation (depreciation) on foreigncurrency translation	(23)	—	—

Net Gain on Investments	76,655	33,563	80,973

Net Increase in Net Assets Resulting from Operations	$79,577	$35,833	$83,059

(1)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Large Cap Value Fund	Mid Cap Value Fund	Multi-Factor Mid Cap Growth Fund	Multi-Factor Small Cap Core Fund	Multi-Factor Small Cap Focused Value Fund	Multi-Factor Small Cap Growth Fund	Multi-Factor Small Cap Value Fund
$15,444	$5,433	$622	$336	$72	$27	$7,283
—	—	—	—	–	—	17
926	601	32	71	4	4	582
140	41	11	21	6	3	830
(76)	—	(1)	—	—	—	(16)

16,434	6,075	664	428	82	34	8,696

5,255	2,070	338	254	66	56	7,014
420	124	20	15	4	3	427
235	46	4	3	1	1	191
22	24	4	—	—	—	69
67	36	8	—	—	—	110
5	23	1	—	—	—	120
147	179	41	1	—	—	461
22	12	3	—	—	—	37
2	8	—	—	—	—	40
257	77	77	3	(2)	1	318
41	19	10	11	6	10	46
57	17	8	5	4	4	60
3	3	3	5	2	5	6
43	11	6	1	—	—	51
30	29	12	8	8	8	37
42	11	2	1	—	—	52
65	13	7	2	1	1	60

6,713	2,702	544	309	90	89	9,099

—	(521)	(186)	(66)	(13)	(36)	—
6,713	2,181	358	243	77	53	9,099

9,721	3,894	306	185	5	(19)	(403)

92,117	21,957	5,049	(1,601)	266	117	79,961
—	(14)	(23)	181	—	—	516
—	—	—	—	—	—	—
58,624	31,456	1,551	4,662	575	556	(25,983)
—	—	20	—	—	—	850
—	—	—	—	—	—	—

150,741	53,399	6,597	3,242	841	673	55,344

$160,462	$57,293	$6,903	$3,427	$846	$654	$54,941

Allegiant Equity Funds

STATEMENTS OF OPERATIONS (000)

Year Ended May 31, 2007

	S&P 500® Index Fund	Small Cap Core Fund	Small Cap Growth Fund
Investment Income:
Dividends	$3,664	$2,086	$174
Interest	47	6	—
Income from affiliated funds(1)	233	372	11
Security lending income	24	266	15
Less: foreign taxes withheld	—	(19)	—

Total Investment Income	3,968	2,711	200

Expenses:
Investment advisory fees	687	2,251	363
Administration fees	118	135	22
12b-1 fees:
Class I	9	83	5
Class A	1	1	4
Class B	31	4	10
Class C	12	7	1
Shareholder services fees:
Class A	71	8	40
Class B	10	1	3
Class C	4	2	—
Transfer agent fees	53	44	159
Custodian fees	33	19	12
Professional fees	16	21	14
Pricing service fees	22	2	5
Printing and shareholder reports	8	11	(16)
Registration and filing fees	15	27	20
Trustees’ fees	10	12	3
Miscellaneous	19	17	5

Total Expenses	1,119	2,645	650

Less:
Waiver of investment advisory fees(1)	(294)	(3)	(163)

Net Expenses	825	2,642	487

Net Investment Income (Loss)	3,143	69	(287)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold	13,140	11,357	3,760
Net realized gain (loss) on futures	29	430	(43)
Net change in unrealized appreciation (depreciation) on investments	22,805	21,407	183
Net change in unrealized appreciation (depreciation) on futures	486	238	25

Net Gain on Investments	36,460	33,432	3,925

Net Increase in Net Assets Resulting from Operations	$39,603	$33,501	$3,638

(1)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Allegiant Asset Allocation Funds

STATEMENTS OF OPERATIONS (000)

Year Ended May 31, 2007

Balanced Allocation Fund
Investment Income:
Dividends	$1,916
Interest	2,427
Income from affiliated funds(1)	463
Security lending income	106
Less: foreign taxes withheld	(19)

Total Investment Income	4,893

Expenses:
Investment advisory fees	1,212
Administration fees	97
12b-1 fees:
Class I	36
Class A	4
Class B	44
Class C	13
Shareholder services fees:
Class A	38
Class B	15
Class C	4
Transfer agent fees	82
Custodian fees	29
Professional fees	14
Pricing service fees	45
Printing and shareholder reports	11
Registration and filing fees	15
Trustees’ fees	10
Miscellaneous	10

Net Expenses	1,679

Net Investment Income	3,214

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold	9,464
Net realized gain on futures	1
Net realized loss on foreign currency transactions	(12)
Net change in unrealized appreciation (depreciation) on investments	12,526
Net change in unrealized appreciation (depreciation) on futures	12

Net Gain on Investments	21,991

Net Increase in Net Assets Resulting from Operations	$25,205

(1)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Allegiant Equity Funds

STATEMENTS OF CHANGES IN NET ASSETS (000)

	International Equity Fund For the Year Ended		Large Cap Core Equity Fund For the Year Ended
	May 31, 2007	May 31, 2006	May 31, 2007	May 31, 2006
Investment Activities:
Net investment income (loss)	$2,922	$2,631	$2,270	$960
Net realized gain on investments sold, futures and foreign currency transactions	16,920	22,801	9,529	13,026
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translation	59,735	36,220	24,034	8,594

Net increase in net assets resulting from operations	79,577	61,652	35,833	22,580

Dividends and Distributions to Shareholders
Dividends from net investment income:
Class I	(660)	(4,603)	(1,099)	(859)
Class A	(1)	(241)	(14)	(10)
Class B	—	(12)	—	—
Class C	—	(9)	—	—
Class R(1)	—	(1)	—	—
Distributions from net realized capital gains
Class I	—	—	(13,322)	(4,649)
Class A	—	—	(337)	(138)
Class B	—	—	(184)	(72)
Class C	—	—	(26)	(11)
Class R(1)	—	—	—	(11)

Total dividends and distributions	(661)	(4,866)	(14,982)	(5,750)

Share Transactions:
Proceeds from shares issued:
Class I	62,666	55,008	8,182	12,819
Class A	4,252	2,933	647	1,270
Class B	163	224	14	171
Class C	353	126	47	71
Class R(1)		36		55
Reinvestment of dividends and distributions:
Class I	175	751	13,245	4,732
Class A	1	224	339	142
Class B	—	12	181	71
Class C	—	7	26	11
Class R(1)	—	1	—	11

Total proceeds from shares issued and reinvested	67,610	59,322	22,681	19,353

Value of shares redeemed:
Class I(2)	(57,818)	(53,598)	(33,325)	(17,814)
Class A	(2,758)	(3,418)	(1,423)	(3,980)
Class B	(287)	(663)	(705)	(866)
Class C	(381)	(685)	(83)	(453)
Class R(1)	—	(436)	—	(866)

Total value of shares redeemed	(61,244)	(58,800)	(35,536)	(23,979)

Increase (decrease) in net assets from share transactions	6,366	522	(12,855)	(4,626)

Redemption Fees(3)	8	3	—	—

Total increase (decrease) in net assets	85,290	57,311	7,996	12,204

Net Assets:
Beginning of year	280,772	223,461	236,595	224,391

End of year*	$366,062	$280,772	$244,591	$236,595

*Including undistributed (distributions in excess of ) net investment income	$2,274	$246	$1,388	$231

(1)	See Note 1 in Notes to Financial Statements.
(2)	See Note 9 in Notes to Financial Statements.
(3)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Large Cap Growth Fund For the Year Ended		Large Cap Value Fund For the Year Ended		Mid Cap Value Fund For the Year Ended		Multi-Factor Mid Cap Growth Fund For the Year Ended
May 31, 2007	May 31, 2006	May 31, 2007	May 31, 2006	May 31, 2007	May 31, 2006	May 31, 2007	May 31, 2006
$2,086	$(471)	$9,721	$8,079	$3,894	$418	$306	$(80)
47,413	57,489	92,117	68,098	21,943	7,912	5,026	2,607
33,560	(7,958)	58,624	21,738	31,456	5,862	1,571	819

83,059	49,060	160,462	97,915	57,293	14,192	6,903	3,346

(3,109)	(4,467)	(8,498)	(6,924)	(420)	(491)	(99)	—
(614)	(779)	(654)	(501)	(161)	(46)	(58)	—
—	—	(38)	(26)	—	—	—	—
—	—	(3)	(2)	—	—	—	—
—	—	—	(2)	—	(1)	—	—
(37,151)	(15,123)	(66,033)	(40,050)	(6,259)	(5,586)	—	—
(10,830)	(4,017)	(6,119)	(3,604)	(2,976)	(715)	—	—
(692)	(301)	(939)	(636)	(253)	(408)	—	—
(90)	(27)	(84)	(43)	(173)	(89)	—	—
—	(8)	—	(28)	—	(37)	—	—

(52,486)	(24,722)	(82,368)	(51,816)	(10,242)	(7,373)	(157)	—

52,297	55,119	165,857	77,256	91,910	51,079	5,025	8,656
7,468	7,497	7,927	11,112	175,070	5,092	559	1,048
3	272	314	569	294	412	2	69
155	392	222	284	3,279	756	7	58
	50		42		61		—
28,487	13,901	38,489	23,768	3,396	2,144	54	—
11,218	4,663	6,225	3,697	2,749	724	55	—
686	298	957	654	249	406	—	—
84	27	83	45	172	89	—	—
—	9	—	30	—	45	—	—

100,398	82,228	220,074	117,457	277,119	60,808	5,702	9,831

(127,954)	(117,048)	(138,330)	(109,428)	(25,242)	(10,752)	(7,147)	(7,528)
(22,553)	(27,429)	(9,864)	(12,327)	(12,378)	(1,768)	(3,154)	(4,055)
(2,524)	(1,774)	(1,385)	(2,939)	(581)	(656)	(363)	(1,050)
(381)	(897)	(156)	(583)	(224)	(177)	(60)	(256)
—	(609)	—	(730)	—	(695)	—	—

(153,412)	(147,757)	(149,735)	(126,007)	(38,425)	(14,048)	(10,724)	(12,889)

(53,014)	(65,529)	70,339	(8,550)	238,694	46,760	(5,022)	(3,058)

—	—	—	—	—	—	—	—

(22,441)	(41,191)	148,433	37,549	285,745	53,579	1,724	288

581,566	622,757	645,981	608,432	111,053	57,474	33,690	33,402

$559,125	$581,566	$794,414	$645,981	$396,798	$111,053	$35,414	$33,690

$—	$—	$2,331	$1,803	$3,427	$114	$149	$—

Allegiant Equity Funds

STATEMENTS OF CHANGES IN NET ASSETS (000)

	Multi-Factor Small Cap Core Fund		Multi-Factor Small Cap Focused Value Fund		Multi-Factor Small Cap Growth Fund
	For the Year Ended May 31, 2007	For the Period September 30**, 2005 — May 31, 2006	For the Year Ended May 31, 2007	For the Period September 30**, 2005 — May 31, 2006	For the Year Ended May 31, 2007	For the Period September 30**, 2005 — May 31, 2006
Investment Activities:
Net investment income (loss)	$185	$17	$5	$7	$(19)	$(16)
Net realized gain (loss) on investments sold and futures	(1,420)	79	266	317	117	3
Net change in unrealized appreciation (depreciation) on investments and futures	4,662	523	575	307	556	308

Net increase in net assets resulting from operations	3,427	619	846	631	654	295

Dividends and Distributions to Shareholders:
Dividends from net investment income:
Class I	(65)	—	(19)	—	—	—
Class A	(2)	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R(1)	—	—	—	—	—	—
Distributions from net realized capital gains:
Class I	(79)	—	(396)	—	—	—
Class A	(2)	—	(11)	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—

Total dividends and distributions	(148)	—	(426)	—	—	—

Share Transactions:
Proceeds from shares issued:
Class I	38,125	5,984	158	5,468	229	5,223
Class A	557	113	200	75	22	21
Class B	—	—	—	—	—	—
Class C	—	—	148	—	—	—
Class R(1)		—		—		—
Reinvestment of dividends and distributions:
Class I	144	—	415	—	—	—
Class A	4	—	10	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R(1)	—	—	—	—	—	—

Total proceeds from shares issued and reinvested	38,830	6,097	931	5,543	251	5,244

Value of shares redeemed:
Class I	(446)	(2)	—	(3)	(84)	—
Class A	(80)	—	(22)	—	(12)	—
Class B	—	—	—	—	—	—
Class C	—	—	(1)	—	—	—
Class R(1)	—	—	—	—	—	—

Total value of shares redeemed	(526)	(2)	(23)	(3)	(96)	—

Increase (decrease) in net assets from share transactions	38,304	6,095	908	5,540	155	5,244

Redemption Fees(2)	—	—	—	—	—	—

Total increase (decrease) in net assets	41,583	6,714	1,328	6,171	809	5,539

Net Assets:
Beginning of period	6,714	—	6,171	—	5,539	—

End of period*	$48,297	$6,714	$7,499	$6,171	$6,348	$5,539

*Including undistributed (distributions in excess of ) net investment income	$140	$22	$—	$12	$—	$—

(1)	See Note 1 in Notes to Financial Statements.
(2)	See Note 3 in Notes to Financial Statements.
**	Commencement of operations.

See Notes to Financial Statements.

Multi-Factor Small Cap Value Fund		S & P 500® Index Fund		Small Cap Core Fund		Small Cap Growth Fund
For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
May 31, 2007	May 31, 2006	May 31, 2007	May 31, 2006	May 31, 2007	May 31, 2006	May 31, 2007	May 31, 2006
$(403)	$(859)	$3,143	$5,278	$69	$(924)	$(287)	$(330)
80,477	98,261	13,169	41,907	11,787	14,347	3,717	3,919
(25,133)	36,150	23,291	(14,911)	21,645	8,779	208	1,286

54,941	133,552	39,603	32,274	33,501	22,202	3,638	4,875

(315)	(1,132)	(2,742)	(5,072)	—	—	—	—
—	—	(416)	(393)	—	—	—	—
—	—	(29)	(36)	—	—	—	—
—	—	(12)	(15)	—	—	—	—
—	—	—	(13)	—	—	—	—
(68,647)	(79,372)	(368)	—	(10,050)	—	—	—
(27,477)	(26,771)	(69)	—	(142)	—	—	—
(2,332)	(2,241)	(9)	—	(22)	—	—	—
(2,593)	(2,952)	(4)	—	(43)	—	—	—

(101,364)	(112,468)	(3,649)	(5,529)	(10,257)	—	—	—

58,343	87,339	38,199	56,980	35,430	101,167	1,718	4,634
19,568	40,108	6,749	9,058	491	1,636	325	1,390
19	798	81	802	54	174	4	77
489	2,542	305	555	109	558	2	45
	—	—	789		—		66
47,556	58,696	2,295	4,281	5,646	—	—	—
27,062	26,229	469	371	129	—	—	—
2,180	2,080	30	29	22	—	—	—
2,374	2,692	15	15	41	—	—	—
—	—	—	14	—	—	—	—

157,591	220,484	48,143	72,894	41,922	103,535	2,049	6,212

(290,395)	(299,093)	(82,064)	(253,888)	(58,448)	(54,397)	(6,854)	(14,437)
(60,547)	(105,111)	(5,107)	(7,791)	(1,284)	(1,014)	(3,342)	(4,628)
(4,115)	(4,479)	(1,054)	(1,015)	(38)	(18)	(472)	(1,338)
(8,106)	(13,076)	(326)	(1,309)	(175)	(371)	(8)	(615)
—	—	—	(2,050)	—	—	—	(206)

(363,163)	(421,759)	(88,551)	(266,053)	(59,945)	(55,800)	(10,676)	(21,224)

(205,572)	(201,275)	(40,408)	(193,159)	(18,023)	47,735	(8,627)	(15,012)

100	41	—	—	2	—	—	3

(251,895)	(180,150)	(4,454)	(166,414)	5,223	69,937	(4,989)	(10,134)

865,438	1,045,588	203,136	369,550	225,060	155,123	39,727	49,861

$613,543	$865,438	$198,682	$203,136	$230,283	$225,060	$34,738	$39,727

$—	$—	$492	$550	$69	$—	$—	$—

Allegiant Asset Allocation Funds

STATEMENTS OF CHANGES IN NET ASSETS (000)

	Balanced Allocation Fund For the Year Ended
	May 31, 2007	May 31, 2006
Investment Activities:
Net investment income	$3,214	$2,430
Net realized gain on investments sold, futures, foreign currency transactions, swap agreements and capital distributions received from affiliated funds	9,453	8,305
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translation	12,538	2,182

Net increase in net assets resulting from operations	25,205	12,917

Dividends and Distributions to Shareholders:
Dividends from net investment income:
Class I	(2,500)	(2,223)
Class A	(244)	(224)
Class B	(52)	(44)
Class C	(17)	(11)
Distributions from net realized capital gains:
Class I	(3,692)	—
Class A	(411)	—
Class B	(161)	—
Class C	(58)	—

Total dividends and distributions	(7,135)	(2,502)

Share Transactions:
Proceeds from shares issued:
Class I	32,108	16,653
Class A	3,140	3,239
Class B	581	267
Class C	1,010	256
Reinvestment of dividends and distributions:
Class I	5,841	1,966
Class A	641	210
Class B	211	43
Class C	75	11

Total proceeds from shares issued and reinvested	43,607	22,645

Value of shares redeemed:
Class I	(27,019)	(38,530)
Class A	(2,679)	(8,000)
Class B	(997)	(1,399)
Class C	(269)	(821)

Total value of shares redeemed	(30,964)	(48,750)

Increase (decrease) in net assets from share transactions	12,643	(26,105)

Total increase (decrease) in net assets	30,713	(15,690)

Net Assets:
Beginning of year	144,266	159,956

End of year*	$174,979	$144,266

*Including undistributed net investment income	$705	$303

See Notes to Financial Statements.

Allegiant Equity and Asset Allocation Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2007

1. Fund Organization

Allegiant Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 28, 1986. As of May 31, 2007, the Trust offered for sale shares of 30 Funds. Each of the Funds is authorized to issue various classes of shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution (12b-1) fees and/or shareholder services fees, sales charges and investment minimums. With respect to the Equity and Asset Allocation Funds, Class I Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class C Shares are sold with a contingent deferred sales charge. Front-end sales charges and contingent deferred sales charges may be reduced or waived under certain circumstances. Class B Shares are no longer offered except in connection with dividend reinvestments and permitted exchanges.

Effective May 19, 2006, Class R Shares were no longer offered in any of the Allegiant Funds. Class R shareholders redeemed or exchanged their Shares prior to May 19.

On September 26, 2006, the Board of Trustees unanimously voted to liquidate the Aggressive Allocation and Conservative Allocation Funds effective December 14, 2006. Effective November 1, 2006, those Funds ceased offering their Shares for sale and were liquidated on December 14, 2006.

The Trust currently offers five asset categories that consist of the following Funds (each referred to as a “Fund” or collectively as the “Funds”):

Equity Funds

International Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Value Fund, Multi-Factor Mid Cap Growth Fund, Multi-Factor Small Cap Core Fund, Multi-Factor Small Cap Focused Value Fund, Multi-Factor Small Cap Growth Fund, Multi-Factor Small Cap Value Fund, S&P 500® Index Fund, Small Cap Core Fund and Small Cap Growth Fund;

Asset Allocation Fund

Balanced Allocation Fund;

Fixed Income Funds

Bond Fund, Government Mortgage Fund, Intermediate Bond Fund, Limited Maturity Bond Fund, Total Return Advantage Fund and Ultra Short Bond Fund;

Tax Exempt Bond Funds

Intermediate Tax Exempt Bond Fund, Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund and Pennsylvania Intermediate Municipal Bond Fund;

Money Market Funds

Government Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Fund.

The financial statements presented herein are those of the Equity and Asset Allocation Funds. The financial statements of the Fixed Income and Tax Exempt Bond Funds, and the Money Market Funds are not presented herein, but are presented separately.

Allegiant Equity and Asset Allocation Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2007

2. Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Equity and Asset Allocation Funds.

Investment Valuation

Investment securities of the Equity and Asset Allocation Funds that are listed on a securities exchange or quoted on a national market system, and for which market quotations are readily available, are valued at the last quoted sales price at the official close of trading on the New York Stock Exchange (“NYSE”), (normally 4:00 p.m. Eastern Time). Securities quoted on the NASD National Markets system are valued at the official closing price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. If, in the case of a security that is valued at last sale, there is no such reported sale, these securities (particularly fixed income securities) and unlisted securities for which market quotations are not readily available, are valued at the mean between the most recent bid and asked prices. However, certain fixed income prices furnished by pricing services may be based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The pricing services may also employ electronic data processing techniques and matrix systems to determine value. Short-term obligations with maturities of 60 days or less when purchased are valued at amortized cost, which approximates market value. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant accretion of discount or amortization of premium to maturity. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its securities at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees. Short-term obligations with greater than 60 days to maturity when purchased, are valued at mark-to-market until the 60th day before maturity; then valued at amortized cost to maturity.

Short term investments held as collateral for loaned securities are valued at amortized cost, which approximates market value.

Futures contracts are valued at the daily quoted settlement prices.

Foreign securities are valued based upon quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate net asset value. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund.

Investments in underlying Allegiant Funds or in any other mutual funds are valued at their respective net asset values as determined by those Funds each business day.

The Board of Trustees has approved and regularly reviews fair value pricing methods to be used in determining the good faith value of the investments of the Funds in the event that market quotations are not readily available or, if available, do not reflect the impact of certain market events. Fair valuation most commonly occurs with foreign securities. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain securities may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security.

Investment Transactions, Investment Income and Expenses

Investment transactions are recorded on trade date for financial statement preparation purposes. As is normal procedure in the mutual fund industry, for days other than financial reporting period ends, investment transactions not settling on the same day are recorded and factored into a fund’s net asset value on the business day following trade date (T+1). Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective investments. Dividends are recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned. Expenses common to all the Funds in the Trust are allocated among the Funds on the basis of average net assets. Distribution (12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class.

Dividends and Distributions to Shareholders

Dividends from net investment income of the Large Cap Core Equity, Large Cap Value, S&P 500 ® Index and Balanced Allocation Funds, if any, are declared and paid quarterly. Dividends from net investment income of the International Equity, Large Cap Growth, Mid Cap Value, Multi-Factor Mid Cap Growth, Multi-Factor Small Cap Core, Multi-Factor Small Cap Focused Value, Multi-Factor Small Cap Growth, Multi-Factor Small Cap Value, Small Cap Core and Small Cap Growth Funds, if any, are declared and paid annually. Any net realized capital gains will be distributed at least annually by each of the Funds. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Foreign Currency Translation

The books and records of the International Equity and Balanced Allocation Funds are maintained in U.S. dollars as follows: (1) the foreign currency market values of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales and income are translated at the rates of exchange prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement from foreign currency transactions are reported in the Statement of Operations for the current period. The International Equity and Balanced Allocation Funds do not isolate the portion of gains and losses on investments which is due to fluctuations in foreign exchange rates from that which is due to fluctuations in the market prices of investments.

Forward Foreign Currency Contracts

Certain Funds enter into forward foreign currency contracts as hedges against either specific transactions or portfolio positions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. A Fund realizes gains or losses at the time the forward contracts are extinguished. Such contracts, which are designed to protect the value of the Fund’s investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities; they simply establish an exchange rate at a future date. Although such contracts tend to minimize risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. At May 31, 2007, there were no open forward foreign currency contracts in the Funds.

Allegiant Equity and Asset Allocation Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2007

Futures Contracts

Certain Funds may enter into futures contracts for the purpose of managing exposure to the securities markets or to movements in interest rates and currency values. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. The daily change in the contract is recorded as an unrealized gain or loss. The Fund recognizes a realized gain or loss when the contract is closed. Details of futures contracts open on May 31, 2007 are included in the respective Fund’s Statement of Net Assets.

There are several risks in connection with the use of futures contracts including the risk of loss in excess of the amount recognized in the Statements of Net Assets to the extent of total notional value. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the investments held by the Fund. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

When-Issued and Delayed Delivery Transactions

The Balanced Allocation Fund may purchase or sell securities on a when-issued or delayed delivery basis for the purpose of enhancing its yield. These transactions (principally in mortgage-backed securities referred to as TBA’s or To Be Announced and COP’s or Certificates of Participation) involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered. The Fund may sell mortgage-backed TBA securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed upon price for future settlement. The Fund accounts for such transactions as purchases and sales at the commitment date and maintains liquid, high-grade securities in an amount at least equal to the commitment to repurchase.

Swap Agreements

The Balanced Allocation Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk. Swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount (a total return swap). To the extent the total return of the index exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty. Periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized at contract stipulated reset dates and/or upon termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the Fund’s custodian or counterparty’s broker in compliance with swap contract provisions. Risks may exceed amounts recognized on the Statement of Net Assets. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements. There were no open swap agreements at year end.

3. Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory and Sub-Advisory Fees

Fees paid by the Equity and Asset Allocation Funds pursuant to the Advisory Agreements with Allegiant Asset Management Company (the “Adviser”), an indirect wholly owned subsidiary of National City Corporation (“NCC”), are payable monthly and are calculated at an annual rate, listed in the table below, of each Fund’s average daily net assets. Polaris Capital Management, Inc. (“Polaris”), an independent registered investment adviser, serves as sub-adviser to a portion of the International Equity Fund. For its services, Polaris is paid a sub-advisory fee by the Adviser based on the portion of assets of the International Equity Fund allocated to Polaris as follows: 0.35% of the first $125 million of assets managed, 0.40% of the next $75 million of assets managed and 0.50% of assets managed in excess of $200 million. The Adviser may, from time to time, waive any portion of its fees. Such waivers are voluntary and may be changed or discontinued at any time. The table below lists the advisory fees and waivers that were in effect on May 31, 2007.

	Advisory Fee on Net Assets	Fee Waiver
International Equity Fund	1.15%	0.15%
S&P 500® Index Fund	0.35%	0.15%
Balanced Allocation Fund	0.75%	—

	First $1 Billion	Next $500 Million	In Excess of $1.5 Billion	Fee Waiver
Large Cap Core Equity Fund	0.75%	0.70%	0.65%	—
Large Cap Growth Fund	0.75%	0.70%	0.65%	—
Large Cap Value Fund	0.75%	0.70%	0.65%	—
Mid Cap Value Fund	1.00%	0.95%	0.90%	0.25%
Multi-Factor Mid Cap Growth Fund	1.00%	0.95%	0.90%	0.55%

	First $500 Million	Next $500 Million	In Excess of $1 Billion	Fee Waiver
Multi-Factor Small Cap Core Fund	1.00%	0.95%	0.90%	0.26	%*
Multi-Factor Small Cap Focused Value Fund	1.00%	0.95%	0.90%	0.19	%*
Multi-Factor Small Cap Growth Fund	1.00%	0.95%	0.90%	0.63	%*
Multi-Factor Small Cap Value Fund**	1.00%	0.95%	0.90%	—
Small Cap Core Fund	1.00%	0.95%	0.90%	—
Small Cap Growth Fund	1.00%	0.95%	0.90%	0.45%

*	For the year ended May 31, 2007, the Adviser voluntarily waived the requisite amount of its fees to maintain the expense ratios of Class I and Class A Shares of Multi-Factor Small Cap Core, Multi-Factor Small Cap Focused Value and Multi-Factor Small Cap Growth Funds at 0.95% and 1.20%, 1.17% and 1.42%, and 0.95% and 1.20%, respectively.
**	The effective advisory fee for the year ended May 31, 2007 was 0.99% for the Multi-Factor Small Cap Value Fund.

Shareholder Services Fees

The Trust maintains a Shareholder Services Plan (the “Services Plan”) with respect to the Class A, Class B and Class C Shares in the Funds. Pursuant to such Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Class A, Class B and Class C Shares in consideration for payment of a fee of 0.25% on an annual basis, based on each Class’ average daily net assets.

Custodian Fees

PFPC Trust Co., an affiliate of PFPC Inc. (“PFPC”) (one of the Trust’s Co-Administrators), serves as the Trust’s Custodian. PFPC Trust Co. also serves as Custodian for the Allegiant Advantage Fund (“Advantage”), another registered investment company managed by the Adviser. Custodian fees for the Trust and Advantage are calculated at the following annual rate: 0.004% of the first $10 billion of the

Allegiant Equity and Asset Allocation Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2007

combined average daily gross assets of the Trust and Advantage and 0.002% of the combined average daily gross assets in excess of $10 billion. The custodian fees are allocated to the Trust and Advantage based on each Fund’s average daily net assets. PFPC Trust Co. also receives other transaction based charges and is reimbursed for out-of-pocket expenses. One of the officers of PFPC is Treasurer of the Trust and Advantage.

Distribution/12b-1 Fees

The Trust and Professional Funds Distributor, LLC (the “Distributor”) are parties to a distribution agreement dated May 1, 2003. The Trust has adopted a distribution plan for Class I and Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class I and Class A Shares plan, the Funds reimburse the Distributor for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.10% per annum of the average daily net assets of the Funds’ Class I and Class A Shares. Effective August 1, 2006, the 12b-1 fee accrual rates with respect to Class I and Class A Shares of the International Equity, Large Cap Core Equity, Large Cap Growth, Large Cap Value, Mid Cap Value, Multi-Factor Small Cap Value and Small Cap Core Funds were reduced from 0.05% to 0.04%. Effective January 1, 2007, these Funds were further reduced to 0.03%. Effective January 1, 2007, the 12b-1 fee accrual rates with respect to Class I and Class A Shares of the Balanced Allocation, Multi-Factor Mid Cap Growth and Small Cap Growth Funds were reduced from 0.03% to 0.02% while the Class I and Class A Shares of the Multi-Factor Small Cap Core and Multi-Factor Small Cap Growth Funds were reduced from 0.02% to 0.01%. The 12b-1 fee accrual rates with respect to Class I and Class A Shares of the Multi-Factor Small Cap Focused Value and S&P 500® Index Funds were unchanged during the year ended May 31, 2007 and are also shown in the table below. As of May 31, 2007, the 12b-1 fee accrual rate were as shown in the table below:

	Annual Rate
	Class I	Class A
International Equity Fund	0.03%	0.03%
Large Cap Core Equity Fund	0.03%	0.03%
Large Cap Growth Fund	0.03%	0.03%
Large Cap Value Fund	0.03%	0.03%
Mid Cap Value Fund	0.03%	0.03%
Multi-Factor Mid Cap Growth Fund	0.02%	0.02%
Multi-Factor Small Cap Core Fund	0.01%	0.01%
Multi-Factor Small Cap Focused Value Fund	0.02%	0.02%
Multi-Factor Small Cap Growth Fund	0.01%	0.01%
Multi-Factor Small Cap Value Fund	0.03%	0.03%
S&P 500® Index Fund	0.005%	0.005%
Small Cap Core Fund	0.03%	0.03%
Small Cap Growth Fund	0.02%	0.02%
Balanced Allocation Fund	0.02%	0.02%

The Trust also has adopted plans under Rule 12b-1 with respect to Class B and Class C Shares pursuant to which the Funds compensate the Distributor for distribution services in an amount up to 0.75% per annum of the average daily net assets of the Funds’ Class B and Class C Shares.

Trustees’ Fees

The Trustees are paid for services rendered to all of the Funds and Advantage, which are allocated to the Funds and Advantage based on their average daily net assets. Each Trustee receives an annual fee of $40,000 plus either $4,000 for each combined Board meeting attended in person, or $2,000 for each Board meeting attended telephonically, and reimbursement of out-of-pocket expenses. The Chairman of the Board receives an additional fee of $25,000 per year and the Chairman of the Audit Committee receives an additional fee of $6,000 per year for their services in these capacities. No person who is an officer, director, trustee, or employee of the Adviser, the Distributor, or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust or Advantage receives any compensation from the Trust.

Trustees who receive fees are eligible for participation in the Trust’s Deferred Compensation Plan (the “Plan”), an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

Administration Fees

The Trust, PFPC and National City Bank (“NCB”), an affiliate of the Adviser, are parties to a Co-Administration and Accounting Services Agreement, pursuant to which PFPC and NCB have agreed to serve as Co-Administrators to the Trust in exchange for fees at the annual rate of 0.06% based on average daily net assets of the Trust’s Funds. For its services as Co-Administrators during the period June 1, 2006 to August 31, 2006, approximately 0.0242% was allocated to PFPC and approximately 0.0358% was allocated to NCB. A new Co-Administration and Accounting Services Agreement was entered into effective September 1, 2006, pursuant to which PFPC and NCB have agreed to continue to serve as Co-Administrators to the Trust in exchange for fees at the annual rate of 0.06% based on average daily net assets of the Trust’s Funds. For its services as Co-Administrators during the period September 1, 2006 to May 31, 2007, approximately 0.0277% was allocated to PFPC and approximately 0.0323% was allocated to NCB. One of the officers of PFPC is Treasurer of the Trust.

Legal Fees

Expenses paid by the Trust for the year ended May 31, 2007, include legal fees of $335,726 paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary of the Trust.

Transfer Agent

Effective June 10, 2006, PFPC succeeded Boston Financial Data Services as Transfer Agent for the Fund. For its services as Transfer Agent, PFPC receives a fee based mainly upon the number of accounts serviced. Certain minimum fees and transaction charges may apply. For the year ended May 31, 2007, PFPC received $1,137,086 from the Funds in aggregate fees and expenses for services rendered under the Transfer Agency Services Agreement. One of the officers of PFPC is Treasurer of the Trust.

Affiliated Funds

Pursuant to SEC rules, the Equity and Asset Allocation Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by the Trust and the Allegiant Advantage Fund, a separate investment company affiliated with the Trust. The Adviser will waive fees in an amount that offsets any distribution fees charged by the Money Market Funds. Dividends received from such investments are reported as “Income from affiliate” in the Statements of Operations.

Redemption Fees

The International Equity, Multi-Factor Small Cap Core, Multi-Factor Small Cap Focused Value, Multi-Factor Small Cap Growth, Multi-Factor Small Cap Value, Small Cap Core and Small Cap Growth Funds charge a redemption fee of 2.00% on proceeds from Class I, Class A and Class C (where applicable) Shares redeemed or exchanged within 60 days following their acquisition. The redemption fee is calculated as a percentage of the net asset value of total redemption proceeds and is retained by the applicable Fund and accounted for as additional paid-in capital. Certain exceptions to the imposition of the redemption fee exist. Please see the Funds’ prospectuses for more information.

Allegiant Equity and Asset Allocation Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2007

4. Investments

During the year ended May 31, 2007, the cost of purchases and proceeds from sales of investments, other than short-term investments and U.S. government obligations were:

	Purchases (000)	Sales (000)
International Equity Fund	$119,228	$112,662
Large Cap Core Equity Fund	156,960	181,439
Large Cap Growth Fund	432,025	522,382
Large Cap Value Fund	485,776	484,225
Mid Cap Value Fund	309,526	91,112
Multi-Factor Mid Cap Growth Fund	52,758	56,770
Multi-Factor Small Cap Core Fund	85,343	47,284
Multi-Factor Small Cap Focused Value Fund	5,495	5,067
Multi-Factor Small Cap Growth Fund	9,044	8,981
Multi-Factor Small Cap Value Fund	516,182	815,348
S&P 500® Index Fund	49,662	79,403
Small Cap Core Fund	98,337	122,448
Small Cap Growth Fund	56,312	64,958
Balanced Allocation Fund	184,065	186,158

During the year ended May 31, 2007, the cost of purchases and proceeds from sales of long-term U.S. government obligations were:

	Purchases (000)	Sales (000)
Balanced Allocation Fund	$56,772	$46,000

5. Federal Income Taxes

Each of the Equity and Asset Allocation Funds is classified as a separate taxable entity for Federal income tax purposes and intends to continue to qualify as a separate “regulated investment company” under the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

The amounts of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature, and are primarily due to wash sales, foreign currency losses, “mark to market” of certain futures contracts and Passive Foreign Investment Company (“PFIC”) stock, write-off of unusable capital loss carryforwards, and dividends deemed paid upon shareholder redemption of fund shares. The character and timing of dividends and/or distributions made during the year from net investment income and/or net realized capital gains may differ from the year that the income or realized capital gains (losses) were recorded by the Equity and Asset Allocation Funds. To the extent any of these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. Accordingly, the following permanent differences have been reclassified to/from the following accounts for the year ended May 31, 2007:

	Undistributed Net Investment Income (000)	Accumulated Net Realized Gains (Losses) (000)	Paid-in Capital (000)
International Equity Fund	$(233)	$233	$—
Large Cap Core Equity Fund	—	(447)	447
Large Cap Growth Fund	1,637	15,127	(16,764)
Large Cap Value Fund	—	42	(42)
Mid Cap Value Fund	—	(1,205)	1,205
Multi-Factor Small Cap Focused Value Fund	2	(2)	—
Multi-Factor Small Cap Growth Fund	19	—	(19)
Multi-Factor Small Cap Value Fund	718	(9,596)	8,878
S&P 500® Index Fund	(2)	(1,082)	1,084
Small Cap Core Fund	—	(952)	952
Small Cap Growth Fund	287	2,348	(2,635)
Balanced Allocation Fund	1	(327)	326

The tax character of dividends and distributions paid during the years ended May 31, 2007 and May 31, 2006 were as follows:

	Ordinary Income (000)	Long-Term Capital Gain (000)	Total (000)
International Equity Fund
2007	$661	$—	$661
2006	4,866	—	4,866
Large Cap Core Equity Fund
2007	1,239	13,743	14,982
2006	4,577	1,173	5,750
Large Cap Growth Fund
2007	2,693	49,793	52,486
2006	4,809	19,913	24,722
Large Cap Value Fund
2007	19,229	63,139	82,368
2006	16,368	35,448	51,816
Mid Cap Value Fund
2007	2,638	7,604	10,242
2006	3,383	3,990	7,373
Multi-Factor Mid Cap Growth Fund
2007	157	—	157
Multi-Factor Small Cap Core Fund
2007	146	2	148
Multi-Factor Small Cap Focused Value Fund
2007	395	31	426
Multi-Factor Small Cap Value Fund
2007	34,769	66,595	101,364
2006	45,034	67,434	112,468
S&P 500® Index Fund
2007	3,199	450	3,649
2006	5,529	—	5,529
Small Cap Core Fund
2007	—	10,257	10,257
Balanced Allocation Fund
2007	2,813	4,322	7,135
2006	2,502	—	2,502

Allegiant Equity and Asset Allocation Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2007

As of May 31, 2007, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gains (000)	Capital Loss Carryforward (000)	Post- October Losses (000)	Unrealized Appreciation (Depreciation) (000)	Total Distributable Earnings (Accumulated Losses) (000)
International Equity Fund	$3,503	$—	$(69,327)	$(211)	$103,394	$37,359
Large Cap Core Equity Fund	1,388	6,126	—	—	57,291	64,805
Large Cap Growth Fund	—	25,768	(11,146)	—	117,147	131,769
Large Cap Value Fund	12,533	43,286	(2,872)	—	159,745	212,692
Mid Cap Value Fund	12,073	7,824	—	—	45,606	65,503
Multi-Factor Mid Cap Growth Fund	149	—	(68,767)	—	5,824	(62,794)
Multi-Factor Small Cap Core Fund	140	—	(32)	(1,363)	5,158	3,903
Multi-Factor Small Cap Focused Value Fund	98	76	—	—	882	1,056
Multi-Factor Small Cap Growth Fund	—	118	—	—	863	981
Multi-Factor Small Cap Value Fund	8,996	34,899	—	—	76,530	120,425
S&P 500® Index Fund	1,082	7,332	—	—	59,635	68,049
Small Cap Core Fund	4,210	4,437	—	—	50,564	59,211
Small Cap Growth Fund	—	—	(77,921)	—	4,626	(73,295)
Balanced Allocation Fund	2,576	4,106	(1,633)	(12)	26,378	31,415

Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2006 through May 31, 2007 that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year. For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains. At May 31, 2007, the Funds had capital loss carryforwards (in thousands) available to offset future realized capital gains through the indicated expiration dates:

	Expiring May 31,
	2010	2011	2013	2015	Total
International Equity Fund	$—	$69,327	$—	$—	$69,327
Large Cap Growth Fund*,**	11,146	—	—	—	11,146
Large Cap Value Fund**	2,872	—	—	—	2,872
Multi-Factor Mid Cap Growth Fund	30,888	37,879	—	—	68,767
Multi-Factor Small Cap Core Fund	—	—	—	32	32
Small Cap Growth Fund**	2,173	68,841	6,907	—	77,921
Balanced Allocation Fund**	1,633	—	—	—	1,633

*	The amount of this loss which can be utilized in subsequent years is subject to an annual limitation due to the Fund’s merger with the Armada Large Cap Ultra Fund on April 23, 2004.
**	The amount of this loss which can be utilized in subsequent years is subject to an annual limitation due to the Fund’s merger with its respective Riverfront Fund on October 11, 2004.

During the year ended May 31, 2007, capital loss carryforwards that were utilized to offset capital gains were as follows:

(000)
International Equity Fund	$17,127
Large Cap Growth Fund	3,715
Large Cap Value Fund	958
Multi-Factor Mid Cap Growth Fund	4,808
S&P 500® Index Fund	3,567
Small Cap Growth Fund	3,707
Balanced Allocation Fund	544

6. Shares of Beneficial Interest

The Trust’s Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes of shares and to classify or reclassify any class of shares into one or more series of shares. Transactions in capital shares are summarized (in thousands) on the following pages for the Equity and Asset Allocation Funds.

	Class I		Class A		Class B		Class C
	Year Ended 5/31/07	Year Ended 5/31/06	Year Ended 5/31/07	Year Ended 5/31/06	Year Ended 5/31/07	Year Ended 5/31/06	Year Ended 5/31/07	Year Ended 5/31/06
International Equity Fund
Shares issued	3,953	4,100	275	227	11	18	22	10
Share reinvested	11	60	—	18	—	1	—	1
Shares redeemed	(3,563)	(4,357)	(179)	(273)	(20)	(57)	(28)	(58)

Net increase (decrease)	401	(197)	96	(28)	(9)	(38)	(6)	(47)

Large Cap Core Equity Fund
Shares issued	635	1,063	52	106	1	15	4	6
Shares reinvested	1,051	385	27	12	15	6	2	1
Shares redeemed	(2,559)	(1,448)	(113)	(331)	(59)	(74)	(7)	(38)

Net decrease	(873)	—	(34)	(213)	(43)	(53)	(1)	(31)

Large Cap Growth Fund
Shares issued	2,638	2,769	382	381	—	15	8	21
Shares reinvested	1,478	696	591	237	38	16	5	1
Shares redeemed	(6,370)	(5,843)	(1,145)	(1,397)	(137)	(95)	(21)	(47)

Net decrease	(2,254)	(2,378)	(172)	(779)	(99)	(64)	(8)	(25)

Large Cap Value Fund
Shares issued	8,369	4,145	404	599	16	31	11	15
Shares reinvested	2,002	1,318	325	205	50	37	4	3
Shares redeemed	(6,975)	(5,842)	(501)	(665)	(72)	(159)	(8)	(31)

Net increase (decrease)	3,396	(379)	228	139	(6)	(91)	7	(13)

Mid Cap Value Fund
Shares issued	6,108	3,793	11,732	381	19	31	221	58
Shares reinvested	234	168	192	57	18	33	12	7
Shares redeemed	(1,695)	(799)	(824)	(133)	(41)	(50)	(15)	(13)

Net increase (decrease)	4,647	3,162	11,100	305	(4)	14	218	52

Multi-Factor Mid Cap Growth Fund
Shares issued	619	1,106	73	145	—	12	1	9
Shares reinvested	7	—	7	—	—	—	—	—
Shares redeemed	(857)	(1,007)	(408)	(561)	(59)	(178)	(9)	(42)

Net increase (decrease)	(231)	99	(328)	(416)	(59)	(166)	(8)	(33)

Allegiant Equity and Asset Allocation Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2007

	Class I		Class A		Class B		Class C
	Year Ended 5/31/07	Year Ended 5/31/06	Year Ended 5/31/07	Year Ended 5/31/06	Year Ended 5/31/07	Year Ended 5/31/06	Year Ended 5/31/07	Year Ended 5/31/06
Multi-Factor Small Cap Core Fund*
Shares issued	3,295	591	50	10	—	—	—	—
Shares reinvested	12	—	—	—	—	—	—	—
Shares redeemed	(38)	—	(7)	—	—	—	—	—

Net increase	3,269	591	43	10	—	—	—	—

Multi-Factor Small Cap Focused Value Fund*
Shares issued	13	547	18	7	—	—	13	—
Shares reinvested	38	—	1	—	—	—	—	—
Shares redeemed	—	—	(2)	—	—	—	—	—

Net increase	51	547	17	7	—	—	13	—

Multi-Factor Small Cap Growth Fund*
Shares issued	22	522	2	2	—	—	—	—
Shares reinvested	—	—	—	—	—	—	—	—
Shares redeemed	(8)	—	(1)	—	—	—	—	—

Net increase	14	522	1	2	—	—	—	—

Multi-Factor Small Cap Value Fund
Shares issued	2,918	4,070	1,034	1,956	1	40	27	129
Shares reinvested	2,569	3,033	1,554	1,425	134	119	147	154
Shares redeemed	(14,540)	(13,960)	(3,214)	(5,166)	(234)	(232)	(466)	(677)

Net decrease	(9,053)	(6,857)	(626)	(1,785)	(99)	(73)	(292)	(394)

S&P 500® Index Fund
Shares issued	3,235	5,313	575	851	6	76	26	53
Shares reinvested	196	401	40	34	3	3	1	1
Shares redeemed	(6,986)	(23,065)	(435)	(727)	(91)	(96)	(29)	(122)

Net increase (decrease)	(3,555)	(17,351)	180	158	(82)	(17)	(2)	(68)

Small Cap Core Fund
Shares issued	2,873	8,592	39	141	4	14	9	48
Shares reinvested	463	—	11	—	2	—	3	—
Shares redeemed	(4,637)	(4,628)	(104)	(87)	(3)	(1)	(14)	(34)

Net increase (decrease)	(1,301)	3,964	(54)	54	3	13	(2)	14

Small Cap Growth Fund
Shares issued	178	481	35	153	—	9	—	5
Shares reinvested	—	—	—	—	—	—	—	—
Shares redeemed	(698)	(1,592)	(349)	(500)	(53)	(156)	(1)	(71)

Net decrease	(520)	(1,111)	(314)	(347)	(53)	(147)	(1)	(66)

Balanced Allocation Fund
Shares issued	2,925	1,599	280	310	51	25	88	25
Shares reinvested	526	189	58	20	19	4	7	1
Shares redeemed	(2,422)	(3,684)	(242)	(777)	(90)	(134)	(24)	(78)

Net increase (decrease)	1,029	(1,896)	96	(447)	(20)	(105)	71	(52)

*	Commenced operations on September 30, 2005.

7. Market and Credit Risk

Some countries in which certain of the Equity and Asset Allocation Funds may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities exchanges in the United States. Consequently, acquisition and disposition of securities by a Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by a Fund.

The Balanced Allocation Fund may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of these respective obligations and may result in a loss.

Each Equity and Asset Allocation Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect a Fund’s ability to dispose of such securities in a timely manner and at a fair price.

8. Securities Lending

To generate additional income, the Equity and Asset Allocation Funds (excluding International Equity Fund) may lend their domestic securities pursuant to a securities lending agreement with Union Bank of California (“UBOC”), the domestic securities lending agent. In addition, the International Equity and Balanced Allocation Funds, effective June 27, 2006 and July 11, 2006, respectively, may lend their international securities pursuant to a securities lending agreement with PFPC Trust Co., the international securities lending agent. The Funds may lend up to 50% of the securities in which they are invested requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities loaned. The lending Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral. The domestic lending Funds receive 70% and the international lending Funds receive 75% of the gross income earned comprised of interest received on the collateral net of broker rebates and other expenses incurred by UBOC and PFPC Trust Co., respectively.

There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the lending Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

9. In Kind Redemptions

During the year ended May 31, 2007, Large Cap Growth and Large Cap Value Funds distributed securities in lieu of cash for a Class I shareholder redemption. The respective shareholder received a pro-rata portion of Large Cap Growth and Large Cap Value Funds’ investments. The value of the redemptions was as follows:

	Value of the Redemption	Net Realized Gain Included in Redemption	Shares Redeemed
Large Cap Growth Fund	$13,338,901	$381,024	663,627
Large Cap Value Fund	13,809,240	678,543	687,027

The net realized gain from these transactions was not taxable to the Funds. Such gains were not distributable to shareholders and were reclassified to paid-in capital. These transactions were executed following guidelines approved by the Board of Trustees.

Allegiant Equity and Asset Allocation Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2007

10. Indemnification

In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is immaterial. The Funds expect the risk of loss to be remote pursuant to the contracts.

11. Recent Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This pronouncement provides guidance on the recognition, measurement, classification, and disclosures related to uncertain tax positions, along with any related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, with the Funds required to implement FIN 48 in the NAV calculation by November 30, 2007. Management does not expect the adoption of FIN 48 to have a material impact on the amounts reported in the financial statements.

In September 2006, the Financial Accounting Standards Board issued FASB Statement No. 157, Fair Value Measurements, (“Statement 157”). Statement 157 establishes a framework for measuring fair value, clarifies the definition of fair value, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

12. Regulatory Matters

On October 11, 2006, the Adviser was notified that the Pacific Regional Office of the SEC is conducting an examination concerning marketing budget arrangements with entities that provide administrative services to the Trust. NCB and the Adviser are cooperating fully with the SEC in that examination. The Adviser provided its initial response to the SEC on January 12, 2007 and subsequently provided follow-up written responses. At this stage of the investigation, the Adviser is not able to predict the outcome of this examination. The Board of Trustees of the Trust has established a committee comprising independent members of the Board of Trustees to monitor this matter on behalf of the Board.

Allegiant Equity and Asset Allocation Funds

NOTICE TO SHAREHOLDERS

(Unaudited )

The information set forth below is for each Fund’s fiscal year as required by federal laws. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for calendar year 2007 income tax purposes will be sent to them in early 2008. Please consult your tax advisor for proper treatment of this information.

Tax Information

The following tax information represents fiscal year end disclosures of various tax benefits passed through to shareholders at calendar year end.

The amounts of distributions designated as long term capital gains are as follows (in thousands):

Name of Fund
Large Cap Core Equity Fund	$13,743
Large Cap Growth Fund	49,793
Large Cap Value Fund	75,188
Mid Cap Value Fund	11,493
Multi-Factor Small Cap Core Fund	2
Multi-Factor Small Cap Focused Value Fund	107
Multi-Factor Small Cap Growth Fund	117
Multi-Factor Small Cap Value Fund	67,742
S&P 500® Index Fund	8,785
Small Cap Core Fund	10,257
Balanced Allocation Fund	6,775

Of the dividends paid by the following Funds, the corresponding percentages represent the amount of such dividends which may qualify for the dividends received deduction available to corporate shareholders.

Name of Fund
Large Cap Core Equity Fund	100.00%
Large Cap Growth Fund	100.00%
Large Cap Value Fund	64.28%
Mid Cap Value Fund	49.58%
Multi-Factor Mid Cap Growth Fund	100.00%
Multi-Factor Small Cap Core Fund	30.75%
Multi-Factor Small Cap Focused Value Fund	13.57%
Multi-Factor Small Cap Value Fund	18.18%
S&P 500® Index Fund	94.75%
Balanced Allocation Fund	35.02%

If the Fund meets the requirements of section 853 of the Code, the Fund may elect to pass through to its shareholders credits for foreign taxes paid. The total amount of income received by International Equity Fund from sources within foreign countries and possessions of the United States is $0.2473 per share (representing a total of $6,677,269). The total amount of taxes paid to such countries is $0.0202 per share (representing a total of $545,626).

Allegiant Equity and Asset Allocation Funds

NOTICE TO SHAREHOLDERS

(Unaudited)

The following tax information represents fiscal year end percentages and may differ from those provided to shareholders at calendar year end.

Of the dividends paid by the following Funds, the corresponding percentages represent the amount of such dividends which will qualify for the 15% dividend income tax rate.

Name of Fund
International Equity Fund	100.00%
Large Cap Core Equity Fund	100.00%
Large Cap Growth Fund	100.00%
Large Cap Value Fund	65.57%
Mid Cap Value Fund	100.00%
Multi-Factor Mid Cap Growth Fund	100.00%
Multi-Factor Small Cap Core Fund	87.98%
Multi-Factor Small Cap Focused Value Fund	11.06%
Multi-Factor Small Cap Value Fund	9.97%
S&P 500® Index Fund	100.00%
Balanced Allocation Fund	52.73%

The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and realized capital gains for generally accepted accounting principles (book) purposes and federal income tax (tax) purposes.

Proxy Voting

A description of the policies and procedures that Allegiant Funds uses to determine how to vote proxies relating to their portfolio securities as well as information regarding how Allegiant Funds voted proxies during the most recent 12-month period ending June 30, is available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Fund’s website at www.allegiantfunds.com, or the SEC’s website at http://www.sec.gov.

Quarterly Schedules of Investments

The Form N-Q, which includes a complete schedule of investments, must be filed with the SEC within 60 days of the end of the Trust’s first and third fiscal quarters. The Trust’s Forms N-Q are available upon request, without charge, by calling 1-800-622-FUND(3863), visiting the Trust’s website at www.allegiantfunds.com, on the SEC’s website at http://www.sec.gov, or they may be reviewed and/or copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

Investment Adviser

Allegiant Asset Management Company

200 Public Square, 5th Floor

Cleveland, Ohio 44114

Distributor

Professional Funds Distributor, LLC

760 Moore Road

King of Prussia, Pennsylvania 19406

Legal Counsel

Drinker Biddle & Reath LLP

One Logan Square

18th and Cherry Streets

Philadelphia, Pennsylvania 19103-6996

Independent Registered Public Accounting Firm

Ernst & Young LLP

Two Commerce Square

2001 Market Street, Suite 4000

Philadelphia, Pennsylvania 19103

Custodian

PFPC Trust Co.

8100 Tinicum Boulevard, 4th Floor

Philadelphia, Pennsylvania 19153

760 Moore Road

King of Prussia, PA 19406

INVESTMENT ADVISER:

Allegiant Asset Management Company

200 Public Square, 5th Floor

Cleveland, OH 44114

ANNUAL REPORT

May 31, 2007

Fixed Income Funds
Tax Exempt Bond Funds

Allegiant.
AllegiantFunds.com

The Discipline of Investing,
a Commitment to Results

ALLEGIANT FIXED INCOME AND TAX EXEMPT BOND FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

Bond Fund

Government Mortgage Fund

Intermediate Bond Fund

Limited Maturity Bond Fund

Total Return Advantage Fund

Ultra Short Bond Fund

TAX EXEMPT BOND FUNDS

Intermediate Tax Exempt Bond Fund

Michigan Intermediate Municipal Bond Fund

Ohio Intermediate Tax Exempt Bond Fund

Pennsylvania Intermediate Municipal Bond Fund

OTHER ALLEGIANT FUNDS

EQUITY FUNDS

International Equity Fund

Large Cap Core Equity Fund

Large Cap Growth Fund

Large Cap Value Fund

Mid Cap Value Fund

Multi-Factor Mid Cap Growth Fund (formerly Mid Cap Growth Fund)

Multi-Factor Small Cap Core Fund

Multi-Factor Small Cap Focused Value Fund

Multi-Factor Small Cap Growth Fund

Multi-Factor Small Cap Value Fund

S&P 500® Index Fund

Small Cap Core Fund

Small Cap Growth Fund

ASSET ALLOCATION FUND

Balanced Allocation Fund

MONEY MARKET FUNDS

Government Money Market Fund

Money Market Fund

Ohio Municipal Money Market Fund

Pennsylvania Tax Exempt Money Market Fund

Tax Exempt Money Market Fund

Treasury Money Market Fund

This material must be preceded or accompanied by a prospectus.

You should consider the investment objectives, risks, charges, and expenses of the Allegiant Fixed Income and Tax Exempt Bond Funds (the “Funds”) carefully before investing. A prospectus and other information about the Funds may be obtained by calling your investment professional, calling 1-800-622-FUND (3863) or downloading one at www.allegiantfunds.com. Please read it carefully before investing.

NOT FDIC INSURED  •  NO BANK GUARANTEE  •  MAY LOSE VALUE

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at www.allegiantfunds.com.

Allegiant Asset Management Company (“Adviser”) serves as investment adviser to the Funds, for which it receives an investment advisory fee. The Funds are distributed by Professional Funds Distributor, LLC (“PFD”), 760 Moore Road, King of Prussia, PA 19406. PFD is not affiliated with the Adviser and is not a bank.

Allegiant Fixed Income and Tax Exempt Bond Funds

CHAIRMAN’S MESSAGE

JULY 2007

Dear Shareholders:

We are pleased to provide you with important annual information about Allegiant Funds, as well as a review of the financial markets and the events shaping the global markets. Overall the Board is pleased with the performance of the portfolio management teams. During the year ended May 31, 2007, total assets of the Allegiant Funds increased from $10.5 billion to $11.2 billion primarily due to equity market appreciation and money market inflows. We encourage you to review the audited financial information contained in this report.

A tenet of successful investing is building a well constructed diversified portfolio. Allegiant Funds is committed to helping you achieve your investment goals by offering a broad array of styles. One such fund, Allegiant Mid Cap Value, fills an important diversification role between the more familiar large and small cap equity styles. The Fund tripled its assets over the last year and will reach its 5 year anniversary mark on July 31, 2007. We encourage you to periodically evaluate your investment portfolio.
Should you have any questions regarding Allegiant Funds or the information contained in this report, please contact your investment professional or call Investor Services at 1-800-622-FUND (3863).

Thank you for your continued confidence in Allegiant Funds. We look forward to continuing to assist you with achieving your investment goals in the year ahead.

Sincerely,

Robert D. Neary

Chairman

1

Allegiant Fixed Income and Tax Exempt Bond Funds

REPORT FROM ALLEGIANT ASSET MANAGEMENT COMPANY

“...the Fed established a holding pattern with the federal funds rate at 5.25%.”

Over the last year, we’ve provided updates on the progress Allegiant Asset Management has made and we are seeing the impact of that transformation. Our focus is on delivering competitive products to our shareholders. We believe the changes you have seen are leading us in this direction. Our investment teams, while located in various cities across the country, continue to benefit from sharing ideas. Across the spectrum of both equity and fixed income investments, a significant number of our mutual funds have outperformed their benchmarks and/or Lipper peer groups.(1) Although the markets have oscillated, our teams have remained focused on their investment process yielding strong results. And, we continue to be opportunistic in looking for areas to expand upon our capabilities and grow our product offerings to meet your ever changing needs.

Review

The markets spent most of the past fiscal year focused on the Federal Reserve Board, which, despite widespread speculation of impending interest rate cuts, took no such action. Rather, the Fed established a holding pattern with the federal funds rate at 5.25%. Despite the inaction, interest rate speculation remained intense as debate centered on competing fears of a slowing economy and rising inflation.

The housing market recession was dominant among fears of an excessive economic slow-down. Previous years of abnormally low interest rates combined with a dramatic relaxation of underwriting standards and increased speculation resulted in widely overvalued market conditions. As interest rates trended higher and affordability trended lower, however, demand collapsed, prices weakened, and credit problems multiplied.

Fortunately, the rest of the economy held up well. Sustained by healthy job and income gains, and rising net worth, the stalwart American consumer showed little evidence of retrenchment aside from episodic set-backs driven by energy price spikes. Commercial construction activity remained buoyant due to falling vacancy rates and foreign trade improved due to strong growth abroad and a declining value of the dollar.

Eventually, the economy’s resilience gave way to inflationary angst. Commodity prices remained stubbornly high and “core” measures of inflation exceeded the ranges preferred by Federal Reserve officials.

Fixed Income

The fixed income market over the last year was marked by a flat-to-inverted yield curve, historically low spreads, and low volatility. As calendar 2006 drew to an end, bond yields increased due to a combination of favorable economic readings and persistently unacceptable inflation. Still, given low market risk premiums and low interest rates, bonds performed well across all sectors.

Interest rate volatility declined throughout the year, as the Fed remained on hold and interest rates traded in a fairly narrow range. Nonetheless, the subprime crisis and an associated surge in delinquencies and defaults did affect lower quality segments of the mortgage market. Conversely, the U.S. agency component of the mortgage-backed market was affected very little.

(1)	Peer-group performance is derived from data provided by Lipper Inc.

Commentary provided by Allegiant Asset Management Company

2

“The fixed income market over the last year was marked by a flat-to-inverted yield curve, historically low spreads, and low volatility.”

Within the corporate component of the bond markets, spreads traded historically tight on the back of robust cash flows and higher-than-expected earnings. Growing concerns over domestic economic weakness coupled with housing-related problems have weighed on the corporate market in 2007, slightly widening spreads. Nevertheless, the Lehman Brothers U.S. Corporate Investment Grade Index finished the year ended May 31, 2007, by returning 7.36%.

The volatility across equity markets in late February 2007 carried over to the bond markets, as investors sought higher quality Treasuries, pushing yields down. Yields soon reversed direction and began to tick upward due to concerns over waning foreign interest in Treasury holdings, strong growth abroad, and renewed inflation pressures.

Equities

The stock market kept a hopeful eye on the Fed and reached new highs, predicated on the expectation of a “Goldilocks scenario” nurtured by lower interest rates. In late February, however, global markets sold off following a 10% drop in the Chinese exchange and emerging evidence of subprime mortgage difficulties. The decline was short-lived as favorable liquidity, strong global growth and better-than-expected earnings provided welcome tailwinds to rising markets worldwide.

U.S. corporations continued to generate robust earnings growth, fueled by their continued global expansion. For the first time, companies in the S&P 500® Index will generate over 50% of their sales abroad. The robust economic growth of China, developing economies, and Europe, combined with a weak U.S. dollar, helped offset results from domestic operations.

Merger and acquisition activity also surged and record levels of equity buy-backs further buoyed the market, each supported by still-low interest rates and cash-rich balance sheets. Private equity firms enjoyed record inflows as appetites for “alternative” investments remained strong.

Stock market returns for the year ended May 31, 2007, were stellar. The S&P 500® reached a new high in late May and returned 22.79%, while the Russell 2000® returned 18.92%. Large cap stocks finally outperformed small cap, and value continued to top growth.* International developed markets (MSCI EAFE®) returned 26.84%, while emerging markets (MSCI EM®) returned 38.16%.**

Telecomm dominated all sectors, returning 49.80% for the year. Utilities returned 35.99%, followed by energy at 28.45%. Industrials and consumer staples lagged the overall market at 16.81% and 18.76%, respectively.

What’s Ahead?

The preoccupation with higher inflation and slower economic growth remains in place. Energy and food costs continue to trend higher and recent declines in core inflation are tenuous. Meanwhile, the housing market remains precarious. Together, it is possible that these vulnerabilities could move the U.S. economy dangerously close to recession. However, the Fed maintains that moderate economic growth (GDP below the economy’s full potential) will allow inflation pressures to gradually abate, and the economy will slowly recover without further action on its part.

*	Large-company stocks are represented by the Russell 1000® Index and Small-company stocks are represented by the Russell 2000® Index.
**	The Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE®”) and the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM®”)

3

Allegiant Fixed Income and Tax Exempt Bond Funds

REPORT FROM ALLEGIANT ASSET MANAGEMENT COMPANY

Though 2007 first quarter earnings were significantly above consensus, much of the resilience was fueled by strong foreign sales, an increase in corporate pricing power, and the benefits that a weak U.S. dollar has on currency translation effects. Nonetheless, profits are clearly on a slowing trajectory as rising labor, commodity and financing costs continue to squeeze margins. Additionally, the Treasury market shows enduring worries that inflation is not abating, which could take a serious toll on both equities and the housing markets.

That said, U.S. corporations are enjoying high margins, strong cash flows, and stable balance sheets that allow them considerable flexibility. Interest rates remain relatively low and domestic growth, though slowed, has not turned negative. The U.S. economy is now a global one, and the world markets will significantly impact its future.

In closing, thank you for the trust you have placed with us. You are truly our most valuable asset.

4

THIS PAGE INTENTIONALLY LEFT BLANK

Allegiant Fixed Income Funds

OVERVIEW

May 31, 2007

Andrew Harding

Chief Investment Officer Fixed Income Investment

Guarantees by the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s yield will decline due to falling interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

How did the taxable fixed income market perform over the last year?

As the 12-month period began, bond market yields declined as inflation expectations moderated and an unambiguous softening of the housing market lowered future GDP forecasts. The data dependent Federal Reserve Bank halted consecutive target Fed Fund rate increases in August. Low interest rates and a continuation of inexpensive risk premiums in the market, combined with moderating inflation, contributed to strong returns across all sectors of fixed income. Corporate spreads remained narrow by historical standards, but could be supported by strong balance sheets and expectations of a soft landing.

Though inflation data was reported lower than expected in late 2006, rates rose across the curve as stronger economic data was released and the housing market appeared to pass its trough. Volatility remained low and corporate spreads tight.

As the new year started, weakness in Chinese equity markets, combined with a deteriorating subprime market and weaker economic data, led to a flight to quality for Treasuries, which drove yields down. This immediately translated to increased implied volatility for both equity and interest rate markets, though it was quickly reversed.

In May, the Treasury markets began to sell off, as solid economic fundamentals, potential diversification of international capital, and duration-selling from mortgage servicers combined to drive rates higher.

What factors impacted performance of the Funds?

The new year began with Treasury yields rising to the 4.90% to 5% range across the curve on the heels of strong December economic data, including resurgence in retail sales, stabilization in housing, and pickup in employment. In February, a flight-to-quality bid for Treasuries knocked yields down to the 4.40% to 4.50% range by mid-March. The rally was dominated on the short end of the curve in anticipation of Fed easing and the curve steepened.

The flight to quality in late February immediately translated into increased implied volatility for equity markets measured by (VIX®) and interest rate markets measured by (LBPX), as both measures rose significantly, reflecting a heightened perception of risk which had been largely absent in both markets.* The implied volatility was short-lived, as both measures reverted back to their averages by the end of March.

Swap spreads have widened year-to-date in response to increased volatility and uncertainty regarding credit fundamentals, though they too have trended back from the volatility spike in early March. Credit markets remain strong due to low interest rates, low volatility, attractive tax regimes, abundant liquidity and thriving investor demand. Signs of deterioration are becoming evident as corporate earnings slow, stock buybacks surge, and lax loan covenants are spreading. The Funds were not directly exposed to subprime issuer mortgage holdings; therefore, any impact felt in this area would be on a macro level should credit tighten.

Allegiant Bond Fund

During the fiscal year ended May 31, 2007, the Fund returned 0.43% to B shares investors(1) and 6.47% to I shares investors relative to the Lehman U.S. Aggregate Bond Index(2) which returned 6.66%. The Average Intermediate Investment Grade Debt Peer returned 6.08% during the period. The Fund performance was favorably driven by active duration/curve management amidst neutral fed policy action and oscillating Treasury yields. Returns also were affected favorably by year-end settlement proceedings from investments made earlier in the decade. Finally, a structural underweight to corporate bonds and overweight to Treasuries served as detractors to relative performance, as volatility remained low and credit spreads tight.

Allegiant Government Mortgage Fund

During the fiscal year ended May 31, 2007, the Fund returned 0.50% to B shares investors(1) and 6.42% to I shares investors compared to the index which returned 7.05%. The Average U.S. Government Mortgage Peer returned 5.97% during the period. Performance relative to the Lehman Fixed Rate Mortgage-Backed Securities Index(2) was favorably driven by tactical duration management and underweight to underperforming Ginnie Mae MBS.

6

Allegiant Intermediate Bond Fund

During the fiscal year ended May 31, 2007, the Fund returned (0.58)% to B shares investors(1) and 5.55% to I shares investors compared to the index which returned 5.90%. The Average Short-Intermediate Investment Grade Debt Peer returned 5.11% during the period. Performance relative to Lehman Intermediate U.S. Government/Credit Bond Index(2) was favorably driven by active duration/curve management amidst neutral fed policy action and oscillating Treasury yields. Returns were also favorably affected by year-end settlement proceedings from investments made earlier in the decade. Finally, a structural underweight to corporate bonds and overweight to Treasuries served as detractors to relative performance, as volatility remained low and credit spreads tight.

Allegiant Limited Maturity Bond Fund

During the fiscal year ended May 31, 2007, the Fund returned (0.86)% to B shares investors(1) and 5.17% to I shares investors compared to the index which returned 5.09%. The Average Short Investment Grade Debt Peer returned 4.89% during the period. Performance relative to the Merrill 1-3 Year U.S. Corporate/Government Index (2) was favorably driven by a structural overweight to mortgage- and asset-backed securities and underweight to Treasuries, as volatility remained low and credit spreads tight. Returns also were affected favorably by year-end settlement proceedings from investments made earlier in the decade.

Allegiant Total Return Advantage Fund

During the fiscal year ended May 31, 2007, the Fund returned 0.03% to B shares investors(1) and 6.18% to I shares investors compared to the index which returned 6.47%. The Average A Rated Corporate Debt Peer returned 6.22% during the period. Performance relative to Lehman U.S. Government/Credit Index(2) was favorably driven by active duration/curve management amidst neutral fed policy action and oscillating Treasury yields. Returns also were affected favorably by year-end settlement proceedings from investments made earlier in the decade. Allocation to outperforming High Yield securities provided additional support to relative performance versus the benchmark. Finally, a structural underweight to corporate bonds and overweight to Treasuries served as detractors to relative performance, as volatility remained low and credit spreads tight.

Allegiant Ultra Short Bond Fund

During the fiscal year ended May 31, 2007, the Fund returned 3.65% to A shares investors(3) and 4.97% to I shares investors compared to the index which returned 4.94%. The Average Short Investment Grade Debt Peer returned 4.89% during the period. Performance relative to the Merrill Lynch 1-Year U.S. Treasury Index(2) was favorably driven by a structural overweight to higher yielding/low-risk spread (non-Treasury) products, as volatility remained low and credit spreads tight.

What are your thoughts going into the next 12 months?

We believe the Fed’s options are narrowing because inflation is slightly above its comfort zone. But economic conditions continue to deteriorate, and there is potential for a credit crunch due to the subprime mortgage debacle. While inflation is still considered high, it could come down if an economic decline materializes. But with inflation contained below 3%, the Fed will act to stave off a recession, especially if the job market is being impacted.

We believe the curve will steepen due to the conflict between inflation and slowing growth. Also, increases in uncertainty will lead to increased volatility, which in hand, will give a bid to shorter maturity. This further supports the curve steepening. Credit spreads will continue to be challenged and could widen considerably with worse-than-expected economic or equity performance.

(1)	Performance of Class B Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.
(2)

The Indices are not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)	The Fund does not offer Class B Shares, so Class A Share performance is utilized, and reflects Class A Shares’ maximum sales charge.
*	The CBOE Volatility Index® (VIX®) is a key measure of market expectations or near-term volatility. LBPX measures the volatility of the London Bank Interoffering Rate.

7

Allegiant Fixed Income Funds

OVERVIEW

May 31, 2007

The tables below present portfolio holdings as a percentage of total investments before collateral for loaned securities, if any, for each of the Allegiant Fixed Income Funds as of May 31, 2007.

Bond Fund

U.S. Treasury Notes	29.0%
Federal National Mortgage Association	26.7
Corporate Bonds	10.9
Asset Backed Securities	9.6
U.S. Treasury Bonds	7.5
Collateralized Mortgage Obligations	4.7
Commercial Mortgage-Backed Securities	4.1
Federal Farm Credit Bank	2.2
Commercial Paper	1.9
Affiliated Money Market Fund	1.5
Federal Home Loan Mortgage Corporation	1.2
Government National Mortgage Association	0.7

100.0%

Government Mortgage Fund

Federal National Mortgage Association	68.7%
Commercial Paper	7.5
Asset Backed Securities	4.6
Government National Mortgage Association	4.4
Collateralized Mortgage Obligations	3.5
Federal Farm Credit Bank	3.5
U.S. Treasury Note	3.3
Affiliated Money Market Fund	2.3
Federal Home Loan Mortgage Corporation	2.2

100.0%

Intermediate Bond Fund

U.S. Treasury Notes	51.6%
Corporate Bonds	19.0
Collateralized Mortgage Obligations	12.1
Federal National Mortgage Association	7.5
Asset Backed Securities	6.9
Affiliated Money Market Fund	2.2
Federal Home Loan Mortgage Corporation	0.7

100.0%

Limited Maturity Bond Fund

U.S. Treasury Notes	22.4%
Asset Backed Securities	22.3
Collateralized Mortgage Obligations	18.4
Corporate Bonds	15.7
Federal National Mortgage Association	13.8
Federal Home Loan Mortgage Corporation	3.9
Commercial Mortgage-Backed Security	2.2
Affiliated Money Market Fund	1.3

100.0%

Total Return Advantage Fund

U.S. Treasury Notes	41.5%
Corporate Bonds	19.2
Federal National Mortgage Association	12.4
Collateralized Mortgage Obligations	8.1
U.S. Treasury Bonds	7.2
Commercial Mortgage-Backed Securities	3.3
Asset Backed Securities	3.2
Federal Home Loan Bank	2.8
Affiliated Money Market Fund	2.1
Loan Agreements	0.2

100.0%

Ultra Short Bond Fund

Asset Backed Securities	23.4%
Collateralized Mortgage Obligations	20.0
U.S. Treasury Notes	17.7
Corporate Bonds	11.3
Federal National Mortgage Association	11.2
Federal Home Loan Bank	4.5
Federal Home Loan Mortgage Corporation	4.3
Commercial Paper	2.7
Commercial Mortgage-Backed Security	2.6
Affiliated Money Market Fund	2.3

100.0%

8

Growth of a $10,000 Investment*(a)(b)

(1)	The Lehman U.S. Aggregate Bond Index is an unmanaged, market value weighted index of fixed income securities.
(2)	The Lehman Fixed Rate Mortgage-Backed Securities Index is a widely used unmanaged index of mortgage-backed securities.
(3)	The Lehman Intermediate U.S. Government/Credit Bond Index is an unmanaged index representative of intermediate term bonds.
(4)	The Merrill Lynch 1-3 Year U.S.Corporate/Government Index is an unmanaged market capitalization weighted index including U.S. Treasury and agency bonds and U.S. investment grade corporate bonds.
(5)	The Lehman U.S. Government/Credit Index is a widely recognized index of government and corporate debt securities rated investment grade or better.
(6)	The Merrill Lynch 1-Year U.S. Treasury Index is an unmanaged market capitalization weighted index including U.S. Treasuries.
(7)	Peer group performance is derived from data provided by Lipper Inc.
*	The graphs presented here provide hypothetical $10,000 investments in the Funds since their respective dates of inception. The graphs show performance of Class I and Class B Shares only, with the exception of the Ultra Short Bond Fund which presents Class I and Class A Shares. The performance of Class A and Class C Shares (except for the Ultra Short Bond Fund) may be greater or less than that shown in the graphs based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(a)	Performance of Class B Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.
(b)

The Indices are not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(c)	The Fund does not offer Class B Shares, so Class A Share performance is utilized, and reflects Class A Shares’ maximum sales charge.

9

Allegiant Fixed Income Funds

OVERVIEW

May 31, 2007

Average Annual Total Returns as of 5/31/2007 (1)

	Bond Fund (2)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC
Class I Shares	10/31/88	6.47%	4.08%	4.41%	5.30%	6.52%	N/A	N/A
Class A Shares	10/31/88	1.51%	2.28%	3.21%	4.57%	6.05%	4.50%	N/A
Class B Shares	2/4/94	0.43%	1.83%	3.07%	4.44%	5.75%	N/A	5.00%
Class C Shares	6/12/00	4.43%	3.09%	3.42%	N/A	5.49%	N/A	1.00%
Average Intermediate Investment Grade Debt Peer(4)		6.08%	3.83%	4.28%	5.45%	N/A	N/A	N/A
Lehman U.S. Aggregate Bond Index		6.66%	4.28%	4.72%	6.17%	N/A	N/A	N/A

	Government Mortgage Fund (3)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC
Class I Shares	11/12/92	6.42%	4.18%	3.85%	5.46%	5.63%	N/A	N/A
Class A Shares	11/12/92	1.37%	2.36%	2.63%	4.71%	5.06%	4.50%	N/A
Class B Shares	2/4/94	0.50%	1.99%	2.54%	4.59%	4.88%	N/A	5.00%
Class C Shares	6/21/00	4.38%	3.19%	2.89%	N/A	4.70%	N/A	1.00%
Average U.S. Government Mortgage Peer(4)		5.97%	3.85%	3.74%	5.21%	N/A	N/A	N/A
Lehman Mortgage-Backed Securities Fixed Rate Index		7.05%	4.73%	4.41%	6.03%	N/A	N/A	N/A

	Intermediate Bond Fund
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC
Class I Shares	12/20/89	5.55%	3.22%	4.01%	5.06%	6.13%	N/A	N/A
Class A Shares	4/15/91	0.53%	1.44%	2.81%	4.28%	5.57%	4.50%	N/A
Class B Shares	1/6/98	(0.58)%	0.97%	2.67%	N/A	5.26%	N/A	5.00%
Class C Shares	5/30/00	3.42%	2.24%	3.03%	N/A	5.27%	N/A	1.00%
Average Short-Intermediate Investment Grade Debt Peer(4)		5.11%	2.99%	3.57%	4.99%	N/A	N/A	N/A
Lehman Intermediate U.S. Government/Credit Bond Index		5.90%	3.52%	4.32%	5.76%	N/A	N/A	N/A

(1)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect a current voluntary fee waiver. Without such a fee waiver, performance of the Funds would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at www.allegiantfunds.com.

(2)	Performance information prior to June 9, 2000 represents the performance of the Parkstone Bond Fund, which was reorganized into the Allegiant Bond Fund on that date.
(3)	Performance information prior to June 9, 2000 represents the performance of the Parkstone U.S. Government Income Fund which was reorganized into the Allegiant Government Mortgage Fund on that date.
(4)	Peer-group performance is derived from data provided by Lipper Inc.

10

	Limited Maturity Bond Fund
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC
Class I Shares	7/7/94	5.17%	2.98%	2.98%	4.41%	4.74%	N/A	N/A
Class A Shares	9/9/94	2.79%	2.05%	2.32%	4.04%	4.43%	2.00%	N/A
Class B Shares	8/11/99	(0.86)%	0.73%	1.64%	N/A	3.76%	N/A	5.00%
Class C Shares	1/27/00	3.14%	2.00%	2.01%	N/A	3.77%	N/A	1.00%
Average Short Investment Grade Debt Peer(4)		4.89%	2.97%	2.97%	4.33%	N/A	N/A	N/A
Merrill Lynch 1-3 Year U.S. Corporate/Government Index		5.09%	3.00%	3.22%	4.90%	N/A	N/A	N/A

	Total Return Advantage Fund
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC
Class I Shares	7/7/94	6.18%	4.05%	4.91%	5.96%	6.46%	N/A	N/A
Class A Shares	9/6/94	0.99%	2.21%	3.68%	5.21%	5.77%	4.50%	N/A
Class B Shares	9/29/99	0.03%	1.78%	3.56%	N/A	5.52%	N/A	5.00%
Class C Shares	10/3/00	4.14%	3.06%	3.92%	N/A	5.49%	N/A	1.00%
Average A Rated Corporate Debt Peer(4)		6.22%	3.95%	4.62%	5.57%	N/A	N/A	N/A
Lehman U.S. Government/Credit Index		6.47%	4.06%	4.92%	6.23%	N/A	N/A	N/A

	Ultra Short Bond Fund
	Date of Inception	1 Year	3 Years	Since Inception	Max Sales Charge	Max CDSC
Class I Shares	12/2/02	4.97%	3.12%	2.66%	N/A	N/A
Class A Shares	1/6/03	3.65%	2.52%	2.15%	1.00%	N/A
Average Short Investment Grade Debt Peer(4)		4.89%	2.97%	N/A	N/A	N/A
Merrill Lynch 1 Year U.S. Treasury Index		4.94%	3.09%	N/A	N/A	N/A

11

Allegiant Fixed Income Funds

EXPENSE TABLES

The expenses shown in the Expense Tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), including contingent deferred sales charges, all of which is described in the Prospectus. If these transactional costs were included, your costs would be higher. The “Annualized Expense Ratio” reflects the actual expenses net of fee waivers, where applicable, for the period (December 1, 2006 to May 31, 2007), and may be different from the expense ratio in the Financial Highlights which is for the year ended May 31, 2007.

All mutual funds have operating expenses. As a shareholder of a Fund, you incur operating expenses, including investment advisory fees, distribution (12b-1) fees and other Fund expenses. Such expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of a Fund. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Tables provided on the following pages are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (December 1, 2006 to May 31, 2007).

The Expense Table that appears in your Fund’s overview illustrates your Fund’s costs in two ways.

•

Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of the Fund under the heading “Expenses Paid During Period.”

•

Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It is based on your Fund’s actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case — because the return used is not your Fund’s actual return — the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on an annual 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

	Beginning Account Value 12/1/06	Ending Account Value 5/31/07	Annualized Expense Ratio	Expenses Paid During Period*
	Bond Fund
Actual
Class I	$1,000.00	$1,007.88	0.59%	$2.95
Class A	1,000.00	1,007.67	0.84	4.20
Class B	1,000.00	1,002.98	1.58	7.89
Class C	1,000.00	1,002.96	1.58	7.89
Hypothetical**
Class I	1,000.00	1,021.99	0.59	2.97
Class A	1,000.00	1,020.74	0.84	4.23
Class B	1,000.00	1,017.05	1.58	7.95
Class C	1,000.00	1,017.05	1.58	7.95

	Government Mortgage Fund
Actual
Class I	$1,000.00	$1,008.14	0.60%	$3.00
Class A	1,000.00	1,007.99	0.85	4.26
Class B	1,000.00	1,004.27	1.58	7.90
Class C	1,000.00	1,004.29	1.58	7.90
Hypothetical**
Class I	1,000.00	1,021.94	0.60	3.02
Class A	1,000.00	1,020.69	0.85	4.28
Class B	1,000.00	1,017.05	1.58	7.95
Class C	1,000.00	1,017.05	1.58	7.95

	Intermediate Bond Fund
Actual
Class I	$1,000.00	$1,009.25	0.57%	$2.86
Class A	1,000.00	1,008.04	0.82	4.11
Class B	1,000.00	1,003.41	1.55	7.74
Class C	1,000.00	1,003.39	1.55	7.74
Hypothetical**
Class I	1,000.00	1,022.09	0.57	2.87
Class A	1,000.00	1,020.84	0.82	4.13
Class B	1,000.00	1,017.20	1.55	7.80
Class C	1,000.00	1,017.20	1.55	7.80

	Limited Maturity Bond Fund
Actual
Class I	$1,000.00	$1,018.88	0.51%	$2.57
Class A	1,000.00	1,017.64	0.76	3.82
Class B	1,000.00	1,013.94	1.49	7.48
Class C	1,000.00	1,013.92	1.49	7.48
Hypothetical**
Class I	1,000.00	1,022.39	0.51	2.57
Class A	1,000.00	1,021.14	0.76	3.83
Class B	1,000.00	1,017.50	1.49	7.49
Class C	1,000.00	1,017.50	1.49	7.49

	Total Return Advantage Fund
Actual
Class I	$1,000.00	$1,004.41	0.60%	$3.00
Class A	1,000.00	1,003.15	0.85	4.25
Class B	1,000.00	999.56	1.59	7.93
Class C	1,000.00	999.57	1.59	7.93
Hypothetical**
Class I	1,000.00	1,021.94	0.60	3.02
Class A	1,000.00	1,020.69	0.85	4.28
Class B	1,000.00	1,017.00	1.59	8.00
Class C	1,000.00	1,017.00	1.59	8.00

	Ultra Short Bond Fund
Actual
Class I	$1,000.00	$1,022.40	0.35%	$1.76
Class A	1,000.00	1,021.14	0.60	3.02
Hypothetical**
Class I	1,000.00	1,023.19	0.35	1.77
Class A	1,000.00	1,021.94	0.60	3.02

*	Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.
**	Assumes annual return of 5% before expenses.

12

THIS PAGE INTENTIONALLY LEFT BLANK

Allegiant Tax Exempt Bond Funds

OVERVIEW

May 31, 2007

Cynthia Cole

Senior Portfolio Manager Fixed Income Investment

How did the tax exempt fixed income market perform over the past year?

From May to October 2006, light new issuance of municipal bonds, coupled with strong demand and improved financial strength, resulted in superior performance for tax-exempt strategies relative to taxable strategies, even before taking into account tax advantages. The flattening of the tax-exempt yield curves contributed to the return.

New issuance took off in November and December, allowing the municipal issuers to take advantage of the flatter yield curve and lower yields, after the voters approved a record amount of new debt. Meanwhile, demand rose at the end of 2006, as the hurricane season ended without disaster and insurance companies’ demand for municipal bonds increased.

As the New Year started, increased volatility caused the shape of the yield curve to fluctuate. Though flattening continued, the tax-exempt yield curve still had a positive slope. Supply continued at a record pace. As corporate and individual tax payments were due in March and April, respectively, typical selling pressure was experienced. As well, liquidity provided by hedge funds engaging in arbitrage trades decreased as the strategies became less profitable.

What factors impacted the performance of the Funds?

Moody’s recently revised the state of Ohio’s credit outlook to negative from stable. The rating agency noted the state’s long-running economic underperformance as the main reason for the outlook change. If the state’s rating is downgraded from Aa1 to Aa2, the state will be in line with the average state rating.

The municipal market awaited a decision from the U.S. Supreme Court on the Kentucky case that challenges the state’s right to tax interest income earned by taxpayers on out-of-state municipal bonds.

Each of Allegiant’s four tax-exempt fixed income funds uses the Lehman 7-year Municipal Bond Index(1) as their benchmark. During the fiscal year ended May 31, 2007, the index returned 4.10%.

Intermediate Tax Exempt Bond Fund

Duration extension and state and security selection during the past year were the biggest contributors to performance. Value is added through active state selection, utilizing tax benefits and employing a team-driven process. Shorter duration relative to benchmark early in the fiscal year detracted from relative performance. The Fund continues to maintain a high concentration of high quality securities with no exposure to the Alternative Minimum Tax. During the fiscal year ended May 31, 2007, the Fund returned (2.49%) to B shares investors(2) and 3.55% to I shares investors. The Average Intermediate Muni Debt Peer returned 3.57% during the period.

For the state specific funds, a portfolio manager who has first hand knowledge of that particular state monitors the state’s economic and political environment.

Michigan Intermediate Municipal Bond Fund

Duration extension and security selection during the past year were the biggest contributors to performance while the weakening economic condition of the state of Michigan continues to impact overall returns. Shorter duration relative to benchmark early in the fiscal year detracted from relative performance. The Fund continues to maintain a high concentration of high quality securities with no exposure to the Alternative Minimum Tax. During the fiscal year ended May 31, 2007, the Fund returned (2.42%) to B shares investors(2) and 3.48% to I shares investors. The Average Other State Intermediate Muni Debt Peer returned 3.50% during the period.

Ohio Intermediate Tax Exempt Bond Fund

The slow manufacturing environment continues to challenge the state’s economic outlook so the Fund focused on high quality securities with no exposure to the Alternative Minimum Tax. Duration extension and security selection during the past year were the biggest contributors to performance. Shorter duration relative to benchmark early in the fiscal year detracted from relative performance. During the fiscal year ended May 31, 2007, the Fund returned (2.31%) to B shares investors(2) and 3.69% to I shares investors. The Average OH Intermediate Muni Debt Peer returned 2.98% during the period.

(1)

The Index is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(2)	Performance of Class B Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.
(3)	The Fund does not offer Class B Shares, so Class A Share performance is utilized and reflects Class A Shares’ maximum sales charge.

14

Pennsylvania Intermediate Municipal Bond Fund

The state has maintained steady economic performance due to the growth in the service sector. Duration extension and security selection during the past year were the biggest contributors to performance. Shorter duration relative to benchmark early in the fiscal year detracted from relative performance. The Fund continues to maintain a high concentration of high quality securities with no exposure to the Alternative Minimum Tax. During the fiscal year ended May 31, 2007, the Fund returned 0.51% to A shares investors(3) and 3.89% to I shares investors. The Average PA Intermediate Muni Debt Peer returned 3.59% during the period.

What are your thoughts going into the next 12 months?

The municipal market will be confronted by several headwinds:

•

Supply has been at a near-record pace in 2007. Municipal issuance increased 53.7% in the last 7 months versus the same period a year ago. The state of California was the largest issuer. The pace is expected to slow down during the summer and resume again this fall.

•

A record number of taxpayers fell into the Alternative Minimum Tax (AMT) category from the 2006 tax year. If no changes are made to the tax code, more taxpayers are expected to enter AMT. Since 2008 is a presidential election year, tax reform is expected to be minimal.

•

Hurricane season began on June 1st. Last year’s hurricane season was uneventful resulting in a profitable period for the insurance companies. Municipal demand will reflect the volatility of the weather, as property and casualty insurers usually sell bonds during high claims periods and buy bonds during low claims periods.

•

The municipal market awaits a decision from the U.S. Supreme Court on the Kentucky case that challenges the state’s right to tax interest income earned by taxpayers on out-of-state municipal bonds. If the Supreme Court were to uphold the ruling against Kentucky and Congress were not to intervene, individual states would have to treat in-state and out-of-state municipal bond income equally, with some states potentially taxing all municipal income while other states possibly exempting all municipal income.

•	With corporate income tax payments due in March and individual income tax payments in April, typical selling pressure will be experienced in the marketplace.

•	Liquidity, provided by hedge funds and arbitrage investors, will vary due to the profitability of municipal arbitrage programs.

Our approach is to focus on the after-tax return and after-tax income generation. Value is added through active state selection in the Intermediate Tax Exempt Bond Fund, utilizing tax benefits and employing a team-driven process. The Funds remain Alternative Minimum Tax (AMT) free.

The table below presents portfolio holdings as a percentage of total investments for each of the Allegiant Tax Exempt Bond Funds as of May 31, 2007.

	Intermediate Tax Exempt Bond Fund	Michigan Intermediate Municipal Bond Fund	Ohio Intermediate Tax Exempt Bond Fund	Pennsylvania Intermediate Municipal Bond Fund
General Obligations	24.9%	52.9%	37.3%	32.3%
Agency Obligations	7.1	—	1.6	3.0
Utility Bonds	18.8	16.0	15.2	11.1
Prerefunded & Escrowed to Maturity Bonds	13.0	7.8	17.3	27.8
Affiliated Money Market Funds	—	—	0.1	0.9
Revenue Bonds	26.7	11.7	24.1	15.0
Hospital Bonds	3.3	5.4	1.1	0.8
Transportation Bonds	6.2	6.2	3.3	9.1

	100.0%	100.0%	100.0%	100.0%

15

Allegiant Tax Exempt Bond Funds

OVERVIEW

May 31, 2007

Growth of a $10,000 Investment*(1)

Guarantees, if any, by the municipal issuers, the State of Michigan, the State of Ohio, the Commonwealth of Pennsylvania, U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the respective Funds. An investment in a tax exempt fund is subject to interest rate risk, which is the possibility that the yield of the Fund will decline due to falling interest rates. For some investors, income may be subject to the federal alternative minimum tax (AMT) and/or to state or local taxes. Capital gains are subject to federal, state and local taxes. Economic or political changes may impact the ability of municipal issuers to repay principal and interest payments on securities of the Funds, which may adversely impact the shares of the Funds.

The Funds’ focus on investments in securities located in a single state makes the Funds susceptible to economic, political and regulatory events that affect that state. The Funds are non-diversified, which means that it may invest in securities of relatively few issuers. As a result, the Funds may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more issuers.

(1)

The Index is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(2)	Performance of Class B Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.
(3)	The Fund does not offer Class B Shares, so Class A Share performance is utilized and reflects Class A Shares’ maximum sales charge.
(4)	Peer group performance is derived from data provided by Lipper Inc.
*	The graphs presented here provide hypothetical $10,000 investments in the Funds since their respective dates of inception. The graphs show performance of Class I and Class B Shares only, with the exception of the Pennsylvania Intermediate Municipal Bond Fund which presents Class I and Class A Shares. The performance of Class A and Class C Shares (Class C Shares only with respect to the Pennsylvania Intermediate Municipal Bond Fund) may be greater or less than that shown in the graphs based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at www.allegiantfunds.com.

16

Average Annual Total Returns as of 5/31/2007 (1)

Intermediate Tax Exempt Bond Fund

	Date of Inception	1 Year	3 Years	5 Years	Since Inception	Max Sales Charge	Max CDSC
Class I Shares	4/9/98	3.55%	3.02%	3.32%	4.06%	N/A	N/A
Class A Shares	6/22/98	0.17%	1.71%	2.41%	3.54%	3.00%	N/A
Class B Shares	1/28/99	(2.49)%	0.75%	1.99%	3.16%	N/A	5.00%
Class C Shares	2/24/00	1.59%	2.05%	2.33%	2.92%	N/A	1.00%
Average Intermediate Muni Debt Peer(3)		3.57%	3.17%	3.49%	N/A	N/A	N/A
Lehman 7-Year Municipal Bond Index		4.10%	3.64%	4.19%	N/A	N/A	N/A

Michigan Intermediate Municipal Bond Fund (2)

	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC
Class I Shares	7/2/90	3.48%	2.58%	3.12%	4.14%	5.06%	N/A	N/A
Class A Shares	7/2/90	0.13%	1.28%	2.24%	3.56%	4.67%	3.00%	N/A
Class B Shares	2/4/94	(2.42)%	0.35%	1.80%	3.28%	4.28%	N/A	5.00%
Class C Shares	8/6/01	1.51%	1.61%	2.16%	N/A	4.07%	N/A	1.00%
Average Other State Intermediate Muni Debt Peer(3)		3.50%	2.98%	3.30%	4.07%	N/A	N/A	N/A
Lehman 7-Year Municipal Bond Index		4.10%	3.64%	4.19%	5.11%	N/A	N/A	N/A

Ohio Intermediate Tax Exempt Bond Fund

	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC
Class I Shares	1/5/90	3.69%	2.96%	3.30%	4.29%	4.96%	N/A	N/A
Class A Shares	4/15/91	0.21%	1.62%	2.39%	3.80%	4.66%	3.00%	N/A
Class B Shares	12/4/01	(2.31)%	0.71%	1.96%	N/A	3.96%	N/A	5.00%
Class C Shares	6/23/00	1.68%	1.98%	2.31%	N/A	3.94%	N/A	1.00%
Average OH Intermediate Muni Debt Peer(3)		2.98%	2.39%	2.79%	3.76%	N/A	N/A	N/A
Lehman 7-Year Municipal Bond Index		4.10%	3.64%	4.19%	5.11%	N/A	N/A	N/A

Pennsylvania Intermediate Municipal Bond Fund

	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC
Class I Shares	8/10/94	3.89%	3.06%	3.30%	4.25%	4.46%	N/A	N/A
Class A Shares	9/11/96	0.51%	1.77%	2.43%	3.76%	4.06%	3.00%	N/A
Class C Shares	2/24/00	1.78%	2.04%	2.32%	N/A	3.12%	N/A	1.00%
Average PA Intermediate Muni Debt Peer(3)		3.59%	3.15%	3.39%	4.21%	N/A	N/A	N/A
Lehman 7-Year Municipal Bond Index		4.10%	3.64%	4.19%	5.11%	N/A	N/A	N/A

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at www.allegiantfunds.com.

(1)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect a current voluntary fee waiver. Without such a fee waiver, performance of the Funds would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2)

Performance information prior to June 9, 2000 represents the performance of the Parkstone Michigan Municipal Bond Fund, which was reorganized into the Allegiant Michigan Intermediate Municipal Bond Fund on that date.

(3)	Peer-group performance is derived from data provided by Lipper Inc.

17

Allegiant Tax Exempt Bond Funds

EXPENSE TABLES

The expenses shown in the Expense Tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), including contingent deferred sales charges, all of which is described in the Prospectus. If these transactional costs were included, your costs would be higher. The “Annualized Expense Ratio” reflects the actual expenses net of fee waivers, where applicable, for the period (December 1, 2006 to May 31, 2007), and may be different from the expense ratio in the Financial Highlights which is for the year ended May 31, 2007.

All mutual funds have operating expenses. As a shareholder of a Fund, you incur operating expenses, including investment advisory fees, distribution (12b-1) fees and other Fund expenses. Such expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of a Fund. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Tables provided on the following pages are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (December 1, 2006 to May 31, 2007).

The Expense Table that appears in your Fund’s overview illustrates your Fund’s costs in two ways.

•

Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of the Fund under the heading “Expenses Paid During Period.”

•

Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It is based on your Fund’s actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case — because the return used is not your Fund’s actual return — the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on an annual 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

	Beginning Account Value 12/1/06	Ending Account Value 5/31/07	Annualized Expense Ratio	Expenses Paid During Period*
	Intermediate Tax Exempt Bond Fund
Actual
Class I	$1,000.00	$997.81	0.56%	$2.79
Class A	1,000.00	996.64	0.82	4.08
Class B	1,000.00	992.91	1.55	7.70
Class C	1,000.00	993.29	1.55	7.70
Hypothetical**
Class I	1,000.00	1,022.14	0.56	2.82
Class A	1,000.00	1,020.84	0.82	4.13
Class B	1,000.00	1,017.20	1.55	7.80
Class C	1,000.00	1,017.20	1.55	7.80

	Michigan Intermediate Municipal Bond Fund
Actual
Class I	$1,000.00	$999.31	0.60%	$2.99
Class A	1,000.00	997.12	0.85	4.23
Class B	1,000.00	993.47	1.58	7.85
Class C	1,000.00	993.66	1.58	7.85
Hypothetical
Class I	1,000.00	1,021.94	0.60	3.02
Class A	1,000.00	1,020.69	0.85	4.28
Class B	1,000.00	1,017.05	1.58	7.95
Class C	1,000.00	1,017.05	1.58	7.95

	Ohio Intermediate Tax Exempt Bond Fund
Actual
Class I	$1,000.00	$998.67	0.55%	$2.74
Class A	1,000.00	997.37	0.80	3.98
Class B	1,000.00	993.69	1.54	7.65
Class C	1,000.00	993.70	1.54	7.65
Hypothetical**
Class I	1,000.00	1,022.19	0.55	2.77
Class A	1,000.00	1,020.94	0.80	4.03
Class B	1,000.00	1,017.25	1.54	7.75
Class C	1,000.00	1,017.25	1.54	7.75

	Pennsylvania Intermediate Municipal Bond Fund
Actual
Class I	$1,000.00	$1,000.20	0.58%	$2.89
Class A	1,000.00	999.01	0.83	4.14
Class C	1,000.00	995.31	1.57	7.81
Hypothetical**
Class I	1,000.00	1,022.04	0.58	2.92
Class A	1,000.00	1,020.79	0.83	4.18
Class C	1,000.00	1,017.10	1.57	7.90

*	Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.
**	Assumes annual return of 5% before expenses.

18

Allegiant Fixed Income and Tax Exempt Bond Funds

TRUSTEES AND OFFICERS OF THE TRUST

Name, Address[1] Age	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past 5 Years/ Other Directorships[3] Held by Board Member	Number of Portfolios in the Fund Complex Overseen by Trustee[4]
Independent Trustees

Robert D. Neary 73	Chairman of the Board and Trustee	Since February 1996	Retired; Co-Chairman of Ernst & Young, 1984 - 1993; Director, Commercial Metals Company.	31

Dorothy A. Berry 63	Trustee	Since April 2006	President, Talon Industries, Inc. (administrative, management and business consulting), since 1986; Chairman and Director, Professionally Managed Portfolios.	31

Kelley J. Brennan 64	Trustee	Since April 2006	Retired; Partner, PricewaterhouseCoopers LLP, 1981 - 2002.	31

John F. Durkott 62	Trustee	Since November 1993	President and CEO, Kittle’s Home Furnishings Center, Inc. (“Kittle’s”), since January 2002; Partner, Kittle’s Bloomington Properties LLC, 1981 - 2003; KK&D LLC, 1989 - 2003; KK&D II LLC, 1998 - 2003 (affiliated real estate companies of Kittle’s).	31

Richard W. Furst 68	Trustee and Chairman of the Audit Committee	Since June 1990	Dean Emeritus and Garvice D. Kincaid Professor of Finance (Emeritus), since 2003; Dean and Garvice D. Kincaid Professor of Finance, 2000-2003; Dean and Professor of Finance, 1981-2000; Gatton College of Business and Economics, University of Kentucky.	31

Gerald L. Gherlein 69	Trustee	Since July 1997	Retired; Executive Vice President and General Counsel, Eaton Corporation (global manufacturing), 1991 - 2000.	31

Dale C. LaPorte 65	Trustee	Since April 2005	Senior Vice President and General Counsel, Invacare Corporation (manufacturer of health care products), since December 2005; Partner, 1974 - 2005 and Chairman of Executive Committee, 2000 - 2004, Calfee, Halter & Griswold LLP.	31

Kathleen A. Obert 48	Trustee	Since August 2002	Chairman and CEO, Edward Howard & Co. (public relations agency), since 2000.	31

Interested Trustees

John G. Breen[5] 72	Trustee	Since August 2002	Retired; Chairman and CEO, The Sherwin Williams Co. (manufacture, distribution and sale of coatings), until May 2000; Director, Goodyear Tire & Rubber Co.; Director, The Stanley Works.	31

Timothy L. Swanson[5] 39	President, CEO and Chief Legal Officer	Since February 2006	Executive Vice President and Chief Investment Officer, National City Corporation (bank holding company), since February 2003; Managing Director and Head of Equity Management, Evergreen Private Asset	31

	Trustee	Since April 2006	Management, 2002 - 2003; Senior Vice President and Head of Equity Securities, Wachovia Asset Management, 1999 - 2002.

19

Allegiant Fixed Income and Tax Exempt Bond Funds

TRUSTEES AND OFFICERS OF THE TRUST

Name, Address[1] Age	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past 5 Years/ Other Directorships[3] Held by Board Member	Number of Portfolios in the Fund Complex Overseen by Trustee[4]
Officers

Kathleen T. Barr[6] 200 Public Square, 5th Floor Cleveland, OH 44114 52	Senior Vice President, Chief Administrative Officer and Chief Compliance Officer	Since February 2003	Senior Vice President (formerly Vice President), National City Bank, and Managing Director, Allegiant Asset Management Group, since June 1999; Managing Director, Allegiant Asset Management Company, since May 1996.	N/A

Patrick Glazar[6] 103 Bellevue Parkway Wilmington, DE 19809 39	Treasurer	Since February 2006	Assistant Vice President and Director, Accounting and Administration, PFPC Inc., since September 2002; Senior Manager, PFPC Inc., 1994 to 2002.	N/A

John Kernan[6] 200 Public Square, 5th Floor Cleveland, OH 44114 41	Assistant Treasurer	Since February 2005	Senior Vice President, National City Bank, and Managing Director of Fund Administration, Allegiant Asset Management Group, since July 2004; Vice President and Senior Director of Fund Administration, State Street Bank and Trust Company, 1998 to 2004.	N/A

Audrey C. Talley[6] One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 53	Secretary	Since February 2005	Partner, Drinker Biddle & Reath LLP (law firm).	N/A

Ronald L. Weihrauch[6] 200 Public Square, 5th Floor Cleveland, OH 44114 30	Assistant Secretary	Since February 2007	Vice President (formerly Assistant Vice President), National City Bank, and Director, Legal Administration, Allegiant Asset Management Group, since September 2004; Senior Attorney, Ohio National Financial Services, 2003 - 2004; Associate Attorney, Millikin & Fitton Law Firm, 2001 - 2003.	N/A

David C. Lebisky[6] 760 Moore Road King of Prussia, PA 19406 35	Assistant Secretary	Since February 2007	Vice President and Senior Director, Regulatory Administration, PFPC Inc., since January 2007; Vice President and Director, PFPC Inc., 2003 to 2007; Assistant Vice President and Manager, 2001 to 2003.	N/A

[1]	Each Trustee can be contacted by writing to Allegiant Funds, c/o Allegiant Funds Group, 200 Public Square, 5th Floor, Cleveland, OH 44114, Attention: John Kernan.
[2]

Each Trustee holds office until the next meeting of shareholders at which Trustees are elected following his or her election or appointment and until his or her successor has been elected and qualified.

[3]

Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the 1940 Act. In addition to Allegiant Funds (“Allegiant”), each Trustee serves as a Trustee of Allegiant Advantage Fund (“Advantage”). Mr. Neary and Mr. Swanson also serve as Chairman and President/CEO/Chief Legal Officer, respectively, of Advantage.

[4]

The “Fund Complex” consists of all registered investment companies for which Allegiant Asset Management Company (the “Adviser”) or any of its affiliates serves as investment adviser. The number of portfolios overseen by the Trustees includes 30 portfolios of Allegiant and 1 portfolio of Advantage that are offered for sale as of the date of this Annual Report. The Trustees of Allegiant have authorized additional portfolios that have not yet been made available to investors.

[5]

Mr. Breen is considered to be an “interested person” of Allegiant as defined in the 1940 Act because he owns shares of common stock of National City Corporation (“NCC”), the indirect parent company of the Adviser. Mr. Swanson is considered to be an “interested person” of Allegiant because (1) he is Executive Vice President and Chief Investment Officer of NCC, and (2) he owns shares of common stock and options to purchase common stock of NCC.

[6]

Ms. Barr, Mr. Glazar, Mr. Kernan, Mr. Lebisky, Ms. Talley and Mr. Weihrauch also serve as Officers of Advantage in their same capacities. Ms. Barr previously served as Assistant Treasurer and Compliance Officer of Allegiant and Advantage from August 2002 to February 2003. In addition, Drinker Biddle & Reath LLP serves as counsel to Allegiant and Advantage.

For more information regarding the trustees and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-800-622-FUND (3863).

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of

Trustees of Allegiant Funds

We have audited the accompanying statements of net assets of the Bond Fund, Government Mortgage Fund, Intermediate Bond Fund, Limited Maturity Bond Fund, Total Return Advantage Fund, Ultra Short Bond Fund, Intermediate Tax Exempt Bond Fund, Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund, and Pennsylvania Intermediate Municipal Bond Fund (the “Funds”) (10 of the portfolios constituting the Allegiant Funds) as of May 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at May 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

July 19, 2007

21

Allegiant Fixed Income Funds	Selected Per Share Data and Ratios
FINANCIAL HIGHLIGHTS	For the Years Ended May 31

	Net Asset Value, Beginning of Year	Net Investment Income(1)	Realized and Unrealized Gain (Loss)on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Before Fee Waivers)	Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	Portfolio Turnover Rate(2)
BOND FUND
CLASS I
2007	$9.71	$0.46	$0.16	$(0.44)	$—	$9.89	6.47%	$357,483	0.59%	4.64%	0.69%	4.54%	298%
2006	10.22	0.43	(0.50)	(0.44)	—	9.71	(0.74)	359,501	0.67	4.29	0.74	4.22	447
2005	9.98	0.41	0.25	(0.42)	—	10.22	6.69	374,907	0.76	3.99	0.76	3.99	515
2004	10.44	0.39	(0.45)	(0.40)	—	9.98	(0.62)	415,151	0.74	3.86	0.74	3.86	338
2003	9.86	0.48	0.56	(0.46)	—	10.44	10.74	617,012	0.71	4.73	0.71	4.73	213
CLASS A
2007	$9.73	$0.44	$0.17	$(0.42)	$—	$9.92	6.31%	$6,424	0.84%	4.39%	0.94%	4.29%	298%
2006	10.25	0.40	(0.51)	(0.41)	—	9.73	(1.07)	7,519	0.92	4.04	0.99	3.97	447
2005	10.00	0.38	0.26	(0.39)	—	10.25	6.52	10,908	1.01	3.74	1.01	3.74	515
2004	10.47	0.37	(0.47)	(0.37)	—	10.00	(0.96)	11,193	0.99	3.61	0.99	3.61	338
2003	9.88	0.46	0.56	(0.43)	—	10.47	10.57	14,985	0.96	4.48	0.96	4.48	213
CLASS B
2007	$9.72	$0.36	$0.16	$(0.34)	$—	$9.90	5.43%	$596	1.57%	3.66%	1.67%	3.56%	298%
2006	10.23	0.33	(0.50)	(0.34)	—	9.72	(1.67)	717	1.62	3.34	1.69	3.27	447
2005	9.99	0.31	0.25	(0.32)	—	10.23	5.68	934	1.71	3.04	1.71	3.04	515
2004	10.45	0.30	(0.46)	(0.30)	—	9.99	(1.56)	1,491	1.69	2.91	1.69	2.91	338
2003	9.87	0.38	0.56	(0.36)	—	10.45	9.70	2,095	1.67	3.77	1.67	3.77	213
CLASS C
2007	$9.71	$0.36	$0.16	$(0.34)	$—	$9.89	5.43%	$178	1.57%	3.66%	1.67%	3.56%	298%
2006	10.22	0.33	(0.50)	(0.34)	—	9.71	(1.68)	184	1.62	3.34	1.69	3.27	447
2005	9.98	0.31	0.25	(0.32)	—	10.22	5.68	279	1.71	3.04	1.71	3.04	515
2004	10.44	0.30	(0.46)	(0.30)	—	9.98	(1.56)	327	1.69	2.91	1.69	2.91	338
2003	9.86	0.38	0.56	(0.36)	—	10.44	9.70	403	1.67	3.77	1.67	3.77	213
GOVERNMENT MORTGAGE FUND
CLASS I
2007	$8.90	$0.45	$0.11	$(0.45)	$—	$9.01	6.42%	$243,999	0.59%	4.94%	0.74%	4.79%	409%
2006	9.34	0.43	(0.42)	(0.45)	—	8.90	0.08	245,162	0.64	4.70	0.79	4.55	593
2005	9.23	0.41	0.15	(0.45)	—	9.34	6.18	239,724	0.67	4.44	0.82	4.29	753
2004	9.58	0.37	(0.32)	(0.40)	—	9.23	0.63	244,380	0.69	4.09	0.78	4.00	380
2003	9.45	0.39	0.19	(0.45)	—	9.58	6.15	190,678	0.77	4.09	0.77	4.09	364
CLASS A
2007	$8.90	$0.43	$0.11	$(0.43)	$—	$9.01	6.15%	$11,963	0.84%	4.69%	0.99%	4.54%	409%
2006	9.33	0.41	(0.42)	(0.42)	—	8.90	(0.07)	16,160	0.89	4.45	1.04	4.30	593
2005	9.23	0.39	0.14	(0.43)	—	9.33	5.81	21,300	0.92	4.19	1.07	4.04	753
2004	9.57	0.35	(0.31)	(0.38)	—	9.23	0.38	17,184	0.94	3.84	1.03	3.75	380
2003	9.45	0.37	0.18	(0.43)	—	9.57	5.89	18,067	1.02	3.84	1.02	3.84	364
CLASS B
2007	$8.87	$0.36	$0.12	$(0.36)	$—	$8.99	5.50%	$3,035	1.57%	3.96%	1.72%	3.81%	409%
2006	9.31	0.34	(0.42)	(0.36)	—	8.87	(0.88)	3,725	1.59	3.75	1.74	3.60	593
2005	9.20	0.33	0.14	(0.36)	—	9.31	5.19	5,006	1.62	3.49	1.77	3.34	753
2004	9.55	0.28	(0.32)	(0.31)	—	9.20	(0.32)	6,729	1.64	3.14	1.73	3.05	380
2003	9.42	0.30	0.19	(0.36)	—	9.55	5.14	7,330	1.73	3.13	1.73	3.13	364
CLASS C
2007	$8.89	$0.36	$0.11	$(0.36)	$—	$9.00	5.38%	$1,423	1.57%	3.96%	1.72%	3.81%	409%
2006	9.32	0.34	(0.41)	(0.36)	—	8.89	(0.76)	2,055	1.59	3.75	1.74	3.60	593
2005	9.22	0.32	0.14	(0.36)	—	9.32	5.07	2,095	1.62	3.49	1.77	3.34	753
2004	9.56	0.28	(0.31)	(0.31)	—	9.22	(0.21)	2,344	1.64	3.14	1.73	3.05	380
2003	9.43	0.30	0.19	(0.36)	—	9.56	5.15	1,246	1.73	3.13	1.73	3.13	364

†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

Due to their investment strategy, Bond Fund, Government Mortgage Fund, Intermediate Bond Fund and Limited Maturity Bond Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

See Notes to Financial Statements.

22

	Net Asset Value, Beginning of Year	Net Investment Income(1)	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Before Fee Waivers)	Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	Portfolio Turnover(2) Rate
INTERMEDIATE BOND FUND
CLASS I
2007	$10.34	$0.46	$0.11	$(0.44)	$—	$10.47	5.55%	$341,591	0.56%	4.37%	0.71%	4.22%	174%
2006	10.78	0.42	(0.44)	(0.42)	—	10.34	(0.18)	404,812	0.59	3.99	0.74	3.84	285
2005	10.69	0.37	0.09	(0.37)	—	10.78	4.38	461,620	0.60	3.43	0.75	3.28	280
2004	11.09	0.37	(0.40)	(0.37)	—	10.69	(0.26)	439,369	0.59	3.40	0.74	3.25	164
2003	10.40	0.43	0.69	(0.43)	—	11.09	11.00	418,964	0.58	4.01	0.73	3.86	129
CLASS A
2007	$10.36	$0.43	$0.11	$(0.41)	$—	$10.49	5.28%	$8,768	0.81%	4.12%	0.96%	3.97%	174%
2006	10.80	0.40	(0.44)	(0.40)	—	10.36	(0.42)	10,642	0.84	3.74	0.99	3.59	285
2005	10.70	0.34	0.11	(0.35)	—	10.80	4.21	14,108	0.85	3.18	1.00	3.03	280
2004	11.11	0.34	(0.41)	(0.34)	—	10.70	(0.60)	13,662	0.84	3.15	0.99	3.00	164
2003	10.42	0.41	0.69	(0.41)	—	11.11	10.71	11,250	0.83	3.76	0.98	3.61	129
CLASS B
2007	$10.37	$0.36	$0.09	$(0.33)	$—	$10.49	4.42%	$4,564	1.54%	3.39%	1.69%	3.24%	174%
2006	10.80	0.32	(0.43)	(0.32)	—	10.37	(1.01)	5,080	1.54	3.04	1.69	2.89	285
2005	10.71	0.27	0.09	(0.27)	—	10.80	3.39	6,471	1.55	2.48	1.70	2.33	280
2004	11.11	0.27	(0.40)	(0.27)	—	10.71	(1.19)	7,379	1.54	2.45	1.69	2.30	164
2003	10.42	0.33	0.69	(0.33)	—	11.11	9.94	4,245	1.54	3.05	1.69	2.90	129
CLASS C
2007	$10.39	$0.36	$0.09	$(0.33)	$—	$10.51	4.42%	$390	1.54%	3.39%	1.69%	3.24%	174%
2006	10.82	0.32	(0.43)	(0.32)	—	10.39	(1.01)	441	1.54	3.04	1.69	2.89	285
2005	10.73	0.27	0.09	(0.27)	—	10.82	3.39	442	1.55	2.48	1.70	2.33	280
2004	11.13	0.27	(0.40)	(0.27)	—	10.73	(1.19)	525	1.54	2.45	1.69	2.30	164
2003	10.44	0.33	0.69	(0.33)	—	11.13	9.93	654	1.54	3.05	1.69	2.90	129
LIMITED MATURITY BOND FUND
CLASS I
2007	$9.70	$0.40	$0.09	$(0.40)	$—	$9.79	5.17%	$155,648	0.51%	4.11%	0.61%	4.01%	143%
2006	9.85	0.32	(0.13)	(0.34)	—	9.70	1.96	171,192	0.56	3.25	0.66	3.15	115
2005	9.95	0.25	(0.07)	(0.28)	—	9.85	1.85	212,573	0.55	2.47	0.65	2.37	132
2004	10.17	0.26	(0.20)	(0.28)	—	9.95	0.45	306,914	0.54	2.58	0.64	2.48	136
2003	9.97	0.32	0.22	(0.34)	—	10.17	5.58	308,986	0.54	3.17	0.64	3.07	117
CLASS A
2007	$9.73	$0.38	$0.09	$(0.38)	$—	$9.82	4.90%	$3,617	0.76%	3.86%	0.86%	3.76%	143%
2006	9.88	0.29	(0.12)	(0.32)	—	9.73	1.71	4,764	0.81	3.00	0.91	2.90	115
2005	9.98	0.22	(0.06)	(0.26)	—	9.88	1.60	6,798	0.80	2.22	0.90	2.12	132
2004	10.20	0.24	(0.21)	(0.25)	—	9.98	0.30	7,809	0.79	2.33	0.89	2.23	136
2003	10.00	0.30	0.21	(0.31)	—	10.20	5.21	11,369	0.79	2.92	0.89	2.82	117
CLASS B
2007	$9.73	$0.31	$0.09	$(0.31)	$—	$9.82	4.14%	$520	1.49%	3.13%	1.59%	3.03%	143%
2006	9.88	0.23	(0.13)	(0.25)	—	9.73	1.00	832	1.51	2.30	1.61	2.20	115
2005	9.98	0.15	(0.06)	(0.19)	—	9.88	0.90	1,187	1.50	1.52	1.60	1.42	132
2004	10.20	0.16	(0.20)	(0.18)	—	9.98	(0.39)	1,477	1.49	1.63	1.59	1.53	136
2003	10.00	0.23	0.21	(0.24)	—	10.20	4.47	1,721	1.50	2.21	1.60	2.11	117
CLASS C
2007	$9.73	$0.31	$0.09	$(0.31)	$—	$9.82	4.14%	$422	1.49%	3.13%	1.59%	3.03%	143%
2006	9.88	0.23	(0.13)	(0.25)	—	9.73	1.00	517	1.51	2.30	1.61	2.20	115
2005	9.98	0.15	(0.06)	(0.19)	—	9.88	0.89	870	1.50	1.52	1.60	1.42	132
2004	10.20	0.16	(0.20)	(0.18)	—	9.98	(0.40)	1,428	1.49	1.63	1.59	1.53	136
2003	10.00	0.23	0.21	(0.24)	—	10.20	4.47	1,572	1.50	2.21	1.60	2.11	117

23

Allegiant Fixed Income Funds FINANCIAL HIGHLIGHTS	Selected Per Share Data and Ratios For the Years Ended May 31

	Net Asset Value, Beginning of Year	Net Investment Income(1)	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Before Fee Waivers)	Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	Portfolio Turnover Rate(2)
TOTAL RETURN ADVANTAGE FUND
CLASS I
2007	$9.86	$0.47	$0.13	$(0.46)	$—	$10.00	6.18%	$399,105	0.58%	4.67%	0.73%	4.52%	171%
2006	10.45	0.43	(0.52)	(0.43)	(0.07)	9.86	(0.97)	326,122	0.62	4.20	0.77	4.05	218
2005	10.22	0.39	0.33	(0.39)	(0.10)	10.45	7.14	319,802	0.63	3.74	0.78	3.59	214
2004	11.01	0.42	(0.55)	(0.42)	(0.24)	10.22	(1.18)	314,269	0.60	3.92	0.75	3.77	134
2003	10.23	0.49	0.92	(0.53)	(0.10)	11.01	14.18	241,404	0.58	4.60	0.73	4.45	108
CLASS A
2007	$9.87	$0.44	$0.13	$(0.44)	$—	$10.00	5.80%	$9,742	0.83%	4.42%	0.98%	4.27%	171%
2006	10.46	0.40	(0.52)	(0.40)	(0.07)	9.87	(1.22)	6,129	0.87	3.95	1.02	3.80	218
2005	10.22	0.36	0.34	(0.36)	(0.10)	10.46	6.97	4,384	0.88	3.49	1.03	3.34	214
2004	11.01	0.39	(0.55)	(0.39)	(0.24)	10.22	(1.43)	4,359	0.85	3.67	1.00	3.52	134
2003	10.24	0.45	0.92	(0.50)	(0.10)	11.01	13.79	4,122	0.83	4.35	0.98	4.20	108
CLASS B
2007	$9.90	$0.37	$0.12	$(0.36)	$—	$10.03	5.03%	$1,446	1.56%	3.69%	1.71%	3.54%	171%
2006	10.49	0.33	(0.52)	(0.33)	(0.07)	9.90	(1.88)	1,155	1.57	3.25	1.72	3.10	218
2005	10.26	0.29	0.33	(0.29)	(0.10)	10.49	6.12	1,180	1.58	2.79	1.73	2.64	214
2004	11.04	0.32	(0.54)	(0.32)	(0.24)	10.26	(2.01)	1,220	1.55	2.97	1.70	2.82	134
2003	10.27	0.39	0.91	(0.43)	(0.10)	11.04	12.97	902	1.54	3.64	1.69	3.49	108
CLASS C
2007	$9.88	$0.37	$0.13	$(0.36)	$—	$10.02	5.14%	$252	1.56%	3.69%	1.71%	3.54%	171%
2006	10.47	0.33	(0.52)	(0.33)	(0.07)	9.88	(1.90)	216	1.57	3.25	1.72	3.10	218
2005	10.24	0.29	0.33	(0.29)	(0.10)	10.47	6.12	352	1.58	2.79	1.73	2.64	214
2004	11.03	0.32	(0.55)	(0.32)	(0.24)	10.24	(2.11)	362	1.55	2.97	1.70	2.82	134
2003	10.25	0.38	0.93	(0.43)	(0.10)	11.03	13.09	340	1.54	3.64	1.69	3.49	108
ULTRA SHORT BOND FUND
CLASS I
2007	$9.84	$0.44	$0.04	$(0.43)	$—	$9.89	4.97%	$71,115	0.35%	4.39%	0.55%	4.19%	111%
2006	9.91	0.34	(0.05)	(0.36)	—	9.84	2.93	98,120	0.36	3.46	0.56	3.26	85
2005	10.00	0.22	(0.07)	(0.24)	—	9.91	1.48	178,675	0.38	2.27	0.58	2.07	219
2004	10.08	0.16	(0.07)	(0.17)	—	10.00	0.93	176,280	0.36	1.54	0.56	1.34	120
2003(3)	10.00	0.09	0.08	(0.09)	—	10.08	1.67	129,599	0.26	1.81	0.58	1.49	239
CLASS A
2007	$9.83	$0.41	$0.04	$(0.40)	$—	$9.88	4.71%	$1,408	0.60%	4.14%	0.80%	3.94%	111%
2006	9.90	0.32	(0.06)	(0.33)	—	9.83	2.67	1,541	0.61	3.21	0.81	3.01	85
2005	9.99	0.21	(0.09)	(0.21)	—	9.90	1.22	1,662	0.63	2.02	0.83	1.82	219
2004	10.08	0.13	(0.07)	(0.15)	—	9.99	0.58	3,178	0.61	1.29	0.81	1.09	120
2003(3)	10.02	0.06	0.06	(0.06)	—	10.08	1.23	109	0.52	1.55	0.84	1.17	239

†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

Due to their investment strategy, Total Return Advantage Fund and Ultra Short Bond Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

(3)

Ultra Short Bond Fund Class I and Class A commenced operations on December 2, 2002 and January 6, 2003, respectively. All ratios for the period have been annualized. Total return for the period has not been annualized.

See Notes to Financial Statements.

24

Allegiant Tax Exempt Bond Funds	Selected Per Share Data and Ratios
FINANCIAL HIGHLIGHTS	For the Years Ended May 31, unless otherwise indicated

	Net Asset Value, Beginning of Year	Net Investment Income(1)	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Before Fee Waivers)	Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	Portfolio Turnover Rate
INTERMEDIATE TAX EXEMPT BOND FUND
CLASS I
2007	$9.90	$0.38	$(0.03)	$(0.38)	$(0.10)	$9.77	3.55%	$98,131	0.57%	3.83%	0.72%	3.68%	56%
2006	10.19	0.39	(0.29)	(0.39)	—	9.90	1.01	114,947	0.61	3.89	0.76	3.74	49
2005	10.13	0.39	0.06	(0.39)	—	10.19	4.54	131,474	0.61	3.85	0.76	3.70	9
2004	10.61	0.39	(0.46)	(0.41)	—	10.13	(0.70)	162,027	0.60	3.78	0.75	3.63	9
2003	10.17	0.40	0.44	(0.40)	—	10.61	8.45	175,441	0.60	3.92	0.75	3.77	11
CLASS A
2007	$9.93	$0.36	$(0.03)	$(0.36)	$(0.10)	$9.80	3.29%	$5,823	0.82%	3.58%	0.97%	3.43%	56%
2006	10.22	0.36	(0.28)	(0.37)	—	9.93	0.76	6,027	0.86	3.64	1.01	3.49	49
2005	10.17	0.37	0.05	(0.37)	—	10.22	4.18	9,945	0.86	3.60	1.01	3.45	9
2004	10.64	0.37	(0.46)	(0.38)	—	10.17	(0.83)	8,295	0.85	3.53	1.00	3.38	9
2003	10.21	0.38	0.43	(0.38)	—	10.64	8.07	4,443	0.85	3.67	1.00	3.52	11
CLASS B
2007	$9.90	$0.28	$(0.04)	$(0.28)	$(0.10)	$9.76	2.44%	$405	1.55%	2.85%	1.70%	2.70%	56%
2006	10.19	0.30	(0.29)	(0.30)	—	9.90	0.05	418	1.56	2.94	1.71	2.79	49
2005	10.13	0.30	0.06	(0.30)	—	10.19	3.56	540	1.56	2.90	1.71	2.75	9
2004	10.60	0.29	(0.45)	(0.31)	—	10.13	(1.54)	778	1.55	2.83	1.70	2.68	9
2003	10.16	0.30	0.44	(0.30)	—	10.60	7.43	828	1.56	2.96	1.71	2.81	11
CLASS C
2007	$9.89	$0.29	$(0.03)	$(0.29)	$(0.10)	$9.76	2.58%	$6	1.55%	2.85%	1.70%	2.70%	56%
2006	10.19	0.30	(0.30)	(0.30)	—	9.89	(0.04)	39	1.56	2.94	1.71	2.79	49
2005	10.12	0.30	0.07	(0.30)	—	10.19	3.66	41	1.56	2.90	1.71	2.75	9
2004	10.60	0.30	(0.47)	(0.31)	—	10.12	(1.64)	84	1.55	2.83	1.70	2.68	9
2003	10.17	0.30	0.43	(0.30)	—	10.60	7.33	91	1.56	2.96	1.71	2.81	11
MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
CLASS I
2007	$10.38	$0.44	$(0.08)	$(0.44)	$(0.14)	$10.16	3.48%	$42,756	0.58%	4.22%	0.73%	4.07%	47%
2006	10.80	0.47	(0.38)	(0.47)	(0.04)	10.38	0.88	64,058	0.61	4.42	0.76	4.27	28
2005	10.93	0.48	(0.11)	(0.48)	(0.02)	10.80	3.39	88,583	0.62	4.37	0.77	4.22	7
2004	11.45	0.46	(0.51)	(0.47)	—	10.93	(0.44)	123,614	0.60	4.11	0.75	3.96	5
2003	11.03	0.47	0.44	(0.47)	(0.02)	11.45	8.51	147,331	0.60	4.24	0.75	4.09	7
CLASS A
2007	$10.37	$0.41	$(0.08)	$(0.41)	$(0.14)	$10.15	3.22%	$13,460	0.83%	3.97%	0.98%	3.82%	47%
2006	10.79	0.44	(0.38)	(0.44)	(0.04)	10.37	0.62	18,193	0.86	4.17	1.01	4.02	28
2005	10.92	0.45	(0.11)	(0.45)	(0.02)	10.79	3.14	12,645	0.87	4.12	1.02	3.97	7
2004	11.44	0.43	(0.51)	(0.44)	—	10.92	(0.68)	12,920	0.85	3.86	1.00	3.71	5
2003	11.02	0.45	0.44	(0.45)	(0.02)	11.44	8.23	14,112	0.85	3.99	1.00	3.84	7
CLASS B
2007	$10.38	$0.33	$(0.08)	$(0.33)	$(0.14)	$10.16	2.47%	$457	1.56%	3.24%	1.71%	3.09%	47%
2006	10.81	0.37	(0.39)	(0.37)	(0.04)	10.38	(0.16)	730	1.56	3.47	1.71	3.32	28
2005	10.94	0.37	(0.11)	(0.37)	(0.02)	10.81	2.42	1,332	1.57	3.42	1.72	3.27	7
2004	11.46	0.36	(0.51)	(0.37)	—	10.94	(1.37)	1,492	1.55	3.16	1.70	3.01	5
2003	11.03	0.37	0.45	(0.37)	(0.02)	11.46	7.57	1,985	1.56	3.28	1.71	3.13	7
CLASS C
2007	$10.39	$0.34	$(0.08)	$(0.34)	$(0.14)	$10.17	2.49%	$40	1.56%	3.24%	1.71%	3.09%	47%
2006	10.82	0.38	(0.40)	(0.37)	(0.04)	10.39	(0.16)	172	1.56	3.47	1.71	3.32	28
2005	10.94	0.37	(0.10)	(0.37)	(0.02)	10.82	2.51	301	1.57	3.42	1.72	3.27	7
2004	11.46	0.35	(0.51)	(0.36)	—	10.94	(1.38)	72	1.55	3.16	1.70	3.01	5
2003	11.03	0.37	0.45	(0.37)	(0.02)	11.46	7.57	320	1.56	3.28	1.71	3.13	7

25

Allegiant Tax Exempt Bond Funds	Selected Per Share Data and Ratios
FINANCIAL HIGHLIGHTS	For the Years Ended May 31, unless otherwise indicated

	Net Asset Value, Beginning of Year	Net Investment Income(1)	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Before Fee Waivers)	Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	Portfolio Turnover Rate
OHIO INTERMEDIATE TAX EXEMPT BOND FUND
CLASS I
2007	$10.94	$0.41	$(0.01)	$(0.41)	$—	$10.93	3.69%	$125,426	0.56%	3.72%	0.71%	3.57%	39%
2006	11.24	0.41	(0.30)	(0.41)	—	10.94	1.03	140,658	0.60	3.73	0.75	3.58	39
2005	11.20	0.42	0.04	(0.42)	—	11.24	4.19	144,334	0.62	3.76	0.77	3.61	11
2004	11.70	0.41	(0.50)	(0.41)	—	11.20	(0.75)	163,549	0.60	3.61	0.75	3.46	13
2003	11.20	0.44	0.50	(0.44)	—	11.70	8.56	167,899	0.60	3.85	0.75	3.70	6
CLASS A
2007	$10.91	$0.38	$(0.02)	$(0.38)	$—	$10.89	3.33%	$10,094	0.81%	3.47%	0.96%	3.32%	39%
2006	11.20	0.39	(0.30)	(0.38)	—	10.91	0.86	10,509	0.85	3.48	1.00	3.33	39
2005	11.17	0.39	0.03	(0.39)	—	11.20	3.84	12,098	0.87	3.51	1.02	3.36	11
2004	11.66	0.38	(0.49)	(0.38)	—	11.17	(0.92)	9,618	0.85	3.36	1.00	3.21	13
2003	11.17	0.41	0.49	(0.41)	—	11.66	8.21	14,859	0.85	3.60	1.00	3.45	6
CLASS B
2007	$10.88	$0.30	$(0.01)	$(0.30)	$—	$10.87	2.68%	$716	1.54%	2.74%	1.69%	2.59%	39%
2006	11.18	0.31	(0.30)	(0.31)	—	10.88	0.06	980	1.55	2.78	1.70	2.63	39
2005	11.14	0.32	0.04	(0.32)	—	11.18	3.22	974	1.57	2.81	1.72	2.66	11
2004	11.63	0.30	(0.49)	(0.30)	—	11.14	(1.62)	881	1.55	2.66	1.70	2.51	13
2003	11.14	0.33	0.49	(0.33)	—	11.63	7.47	706	1.56	2.89	1.71	2.74	6
CLASS C
2007	$10.89	$0.30	$(0.01)	$(0.30)	$—	$10.88	2.68%	$612	1.54%	2.74%	1.69%	2.59%	39%
2006	11.18	0.31	(0.29)	(0.31)	—	10.89	0.16	645	1.55	2.78	1.70	2.63	39
2005	11.15	0.32	0.03	(0.32)	—	11.18	3.12	652	1.57	2.81	1.72	2.66	11
2004	11.64	0.30	(0.49)	(0.30)	—	11.15	(1.62)	1,074	1.55	2.66	1.70	2.51	13
2003	11.15	0.33	0.49	(0.33)	—	11.64	7.46	1,091	1.56	2.89	1.71	2.74	6
PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
CLASS I
2007	$10.28	$0.37	$0.03	$(0.37)	$(0.03)	$10.28	3.89%	$37,521	0.58%	3.54%	0.73%	3.39%	29%
2006	10.56	0.37	(0.28)	(0.37)	—	10.28	0.90	44,427	0.62	3.59	0.77	3.44	52
2005	10.46	0.36	0.10	(0.36)	—	10.56	4.41	49,028	0.64	3.36	0.79	3.21	15
2004	10.96	0.36	(0.49)	(0.37)	—	10.46	(1.18)	54,675	0.63	3.38	0.78	3.23	14
2003	10.47	0.41	0.49	(0.41)	—	10.96	8.76	55,503	0.65	3.84	0.80	3.69	12
CLASS A
2007	$10.30	$0.34	$0.03	$(0.34)	$(0.03)	$10.30	3.63%	$2,002	0.83%	3.29%	0.98%	3.14%	29%
2006	10.58	0.35	(0.28)	(0.35)	—	10.30	0.66	1,941	0.87	3.34	1.02	3.19	52
2005	10.48	0.33	0.10	(0.33)	—	10.58	4.15	1,170	0.89	3.11	1.04	2.96	15
2004	10.98	0.34	(0.49)	(0.35)	—	10.48	(1.42)	1,299	0.88	3.13	1.03	2.98	14
2003	10.49	0.38	0.49	(0.38)	—	10.98	8.48	1,118	0.90	3.59	1.05	3.44	12
CLASS C
2007	$10.30	$0.27	$0.02	$(0.27)	$(0.03)	$10.29	2.78%	$544	1.57%	2.55%	1.72%	2.40%	29%
2006	10.57	0.27	(0.27)	(0.27)	—	10.30	0.05	790	1.57	2.64	1.72	2.49	52
2005	10.48	0.26	0.09	(0.26)	—	10.57	3.32	805	1.59	2.41	1.74	2.26	15
2004	10.97	0.26	(0.48)	(0.27)	—	10.48	(2.01)	887	1.58	2.43	1.73	2.28	14
2003	10.48	0.31	0.49	(0.31)	—	10.97	7.73	907	1.61	2.88	1.76	2.73	12

†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.

See Notes to Financial Statements.

26

Allegiant Bond Fund

STATEMENT OF NET ASSETS

May 31, 2007

	Par (000)	Value (000)
U.S. TREASURY OBLIGATIONS — 40.5%
U.S. Treasury Bonds — 8.3%
6.250%, 08/15/23#	$26,130	$29,398
4.500%, 02/15/36#	1,000	921

		30,319
U.S. Treasury Notes — 32.2%
4.875%, 05/31/08#	3,160	3,155
4.875%, 07/31/11#	69,375	69,446
4.875%, 08/15/16#	9,005	8,986
4.750%, 05/15/14	75	74
3.250%, 08/15/08#	24,305	23,806
2.750%, 08/15/07#	12,045	11,998

		117,465

Total U.S. Treasury Obligations (Cost $148,877)		147,784

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 29.8%
Federal Home Loan Mortgage Corporation — 0.3%
9.500%, 10/01/20	139	151
9.000%, 05/01/20	45	48
8.500%, 09/01/16	3	3
8.000%, 07/01/25	105	111
7.500%, 07/01/10	1	1
7.500%, 11/01/10	6	6
7.500%, 05/01/11	67	69
7.000%, 11/01/10	90	92
7.000%, 11/01/28	622	647
6.500%, 10/01/07	2	2
6.500%, 09/01/08	17	17
6.500%, 11/01/10	23	23

		1,170

Federal National Mortgage Association — 28.8%
9.500%, 05/01/18	21	22
9.000%, 07/01/09	1	1
9.000%, 11/01/24	183	199
7.000%, 01/01/33	718	748
7.000%, 10/01/33	180	187
6.500%, 12/01/08	27	27
6.500%, 06/01/37 (TBA)	12,000	12,189
6.000%, 07/01/28	1	1
6.000%, 01/01/34	229	230
6.000%, 11/01/35	312	312
6.000%, 09/01/36	12,376	12,368
6.000%, 06/01/37 (TBA)	9,670	9,659
5.500%, 12/01/33	9,579	9,381
5.500%, 05/01/35	1,947	1,904
5.500%, 06/01/37 (TBA)	19,400	18,942
5.465%, 01/01/36 (A)	8,345	8,346
5.000%, 06/01/20	5,994	5,848
5.000%, 10/01/35	11,202	10,681
5.000%, 11/01/35	3,161	3,014
5.000%, 12/01/35	2,991	2,851
4.500%, 10/01/20	4,238	4,059
4.500%, 09/01/35	4,056	3,751

		104,720

Government National Mortgage Association — 0.7%
8.500%, 09/15/21	3	3
8.500%, 11/15/21	40	43
8.500%, 07/15/22	16	17
8.250%, 04/20/17	3	4
8.000%, 03/15/08	4	4
8.000%, 01/15/30	252	268
7.500%, 12/15/29	52	55
6.500%, 06/15/32	286	294
6.500%, 10/15/33	285	293
6.000%, 08/15/32	153	154
6.000%, 02/15/33	1,267	1,277
6.000%, 11/15/33	270	272
6.000%, 11/15/34	21	21

		2,705

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $110,231)		108,595

CORPORATE BONDS — 12.0%
Cable — 0.3%
Time Warner Cable
5.850%, 05/01/17 (B)	1,025	1,012

Energy — 0.8%
ConocoPhillips Canada Funding
5.625%, 10/15/16	850	854
Energy Transfer Partners
5.950%, 02/01/15	850	850
Nexen
6.400%, 05/15/37	1,065	1,040

		2,744

Financials — 7.0%
Bank of America
7.800%, 09/15/16	1,250	1,437
Capmark Financial Group
5.875%, 05/10/12 (B)	900	895
CIT Group
6.100%, 03/15/49 (A)	580	543
Citigroup
7.250%, 10/01/10	3,200	3,379
General Electric Capital, Cl A (MTN)
6.000%, 06/15/12	2,630	2,691
Goldman Sachs
6.450%, 05/01/36	850	864
Goldman Sachs Capital II
5.793%, 06/01/49 (A)	925	913
HSBC Finance
6.750%, 05/15/11	1,375	1,433
6.375%, 10/15/11	1,250	1,289
ING USA Global Funding
4.500%, 10/01/10	1,000	974
Inter-American Development Bank
7.375%, 01/15/10	1,200	1,267
International Lease Finance
5.000%, 04/15/10#	900	890
JPMorgan Chase
5.125%, 09/15/14	2,000	1,950
KeyBank
5.800%, 07/01/14	985	990
Lloyds TSB Group PLC
6.267%, 11/14/16 (A) (B)#	1,250	1,220
MUFG Capital Finance 1
6.346%, 07/25/16 (A)	825	829

27

Allegiant Bond Fund

STATEMENT OF NET ASSETS

May 31, 2007

	Par (000)	Value (000)
CORPORATE BONDS — continued
Financials — continued
Regions Financing Trust II
6.625%, 05/01/47 (A)	$850	$830
Residential Capital
6.375%, 06/30/10#	690	689
6.500%, 04/17/13#	755	747
SLM (MTN)
5.375%, 05/15/14	875	786
Wachovia Capital Trust III
5.800%, 08/29/49 (A)	1,000	1,002

		25,618

Healthcare — 0.2%
WellPoint
5.000%, 12/15/14	900	863

Industrials — 0.1%
D.R. Horton
6.500%, 04/15/16	635	623

Insurance — 0.7%
American General Finance (MTN)
3.875%, 10/01/09#	1,195	1,155
AXA SA
6.379%, 12/14/49 (A) (B)	1,300	1,229

		2,384

Metals & Mining — 0.3%
BHP Billiton
5.400%, 03/29/17	1,070	1,044

Real Estate Investment Trusts — 0.3%
iStar Financial
5.950%, 10/15/13	1,250	1,238

Retail — 0.1%
Home Depot
5.875%, 12/16/36	600	564

Telecommunications — 1.4%
AT&T
5.625%, 06/15/16#	1,100	1,091
GTE
6.940%, 04/15/28	800	835
Sprint Nextel
6.000%, 12/01/16#	850	821
Telecom Italia Capital SA
5.250%, 11/15/13	1,500	1,450
Vodafone Group PLC
5.350%, 02/27/12	850	842

		5,039

Utilities — 0.8%
Midamerican Energy
6.750%, 12/30/31	1,000	1,096
National Rural Utilities Cooperative Finance
5.450%, 04/10/17	875	859
Southwestern Public Service (MTN)
6.000%, 10/01/36	860	839

		2,794

Total Corporate Bonds (Cost $44,726)		43,923

ASSET BACKED SECURITIES — 10.6%
Automotive — 0.8%
Honda Auto Receivables Owner Trust, Series 2005-4, Cl A3
4.460%, 05/21/09##	3,012	3,001

Credit Cards — 6.9%
American Express Credit Account Master Trust, Series 2003-2, Cl A
5.430%, 10/15/10 (A)##	6,000	6,010
Bank One Issuance Trust, Series 2004-A4, Cl A4
5.360%, 02/16/10 (A)##	6,700	6,704
Chase Issuance Trust, Series 2005-A3, Cl A
5.340%, 10/17/11 (A)##	5,000	5,005
Citibank Credit Card Issuance Trust, Series 2006-A5, Cl A5
5.300%, 05/20/11##	7,400	7,402

		25,121

Mortgage Related — 1.4%
Bear Stearns, Series 1999-2, Cl AF2
7.910%, 10/25/29 (C)	396	397
Chase Funding Mortgage Loan, Series 2003-6, Cl 1A4
4.499%, 08/25/30	4,700	4,600

		4,997

Utilities — 1.5%
PSE&G Transition Funding LLC, Series 2001-1, Cl A8
6.890%, 12/15/17	5,050	5,508

Total Asset Backed Securities (Cost $38,252)		38,627

COLLATERALIZED MORTGAGE OBLIGATIONS — 5.3%
Fannie Mae, Series 2003-84, Cl PG
5.000%, 03/25/32	10,000	9,627
Fannie Mae, Series 2005-34, Cl PC
5.500%, 06/25/32	4,085	4,054
Freddie Mac, Series 2773, Cl CD
4.500%, 04/15/24	6,000	5,463

Total Collateralized Mortgage Obligations (Cost $19,070)		19,144

COMMERCIAL MORTGAGE-BACKED SECURITIES — 4.5%
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Cl A4A
4.871%, 09/11/42	4,800	4,572
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Cl A4
5.226%, 07/15/44# (A)	6,600	6,473
CS First Boston Mortgage Securities, Series 2005-C6, Cl A4
5.230%, 12/15/40 (A)	5,650	5,500

Total Commercial Mortgage-Backed Securities (Cost $16,847)		16,545

U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.4%
Federal Farm Credit Bank — 2.5%
5.190%, 03/02/09 (A)##	9,000	9,003

28

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY OBLIGATIONS — continued
Federal Home Loan Mortgage Corporation — 1.0%
5.100%, 06/11/07 (DN) (D)##	$3,725	$3,720

Federal National Mortgage Association — 0.9%
5.090%, 06/12/07 (DN) (D)##	3,425	3,420

Total U.S. Government Agency Obligations (Cost $16,138)		16,143

COMMERCIAL PAPER† — 2.1%
Aspen Funding
5.260%, 06/11/07##	2,500	2,496
Liberty Street Funding
5.260%, 06/11/07##	5,000	4,993

Total Commercial Paper (Cost $7,489)		7,489

	Number of Shares
AFFILIATED MONEY MARKET FUND — 1.7%
Allegiant Advantage Institutional Money Market Fund, Class I†† (Cost $6,029)	6,028,626	6,029

Total Investments Before Collateral for Loaned Securities – 110.9% (Cost $407,659)		404,279

	Par (000)
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 45.2%
Commercial Paper† — 2.2%
Autobahn Funding
5.320%, 06/15/07	$4,140	4,121
5.330%, 06/22/07	828	824
Hubbell
5.380%, 06/01/07	1,656	1,656
Queens Health Systems
5.330%, 06/26/07	1,512	1,505

		8,106

Master Notes — 12.6%
Bank of America
5.370%, 06/01/07	14,491	14,491
Bear Stearns
5.510%, 06/06/07	15,733	15,733
JPMorgan Securities
5.390%, 06/15/07	15,733	15,733

		45,957

Medium Term Notes — 5.1%
Liquid Funding LLC
5.360%, 11/30/07 (A)	4,554	4,553
5.340%, 06/11/08 (A)	4,140	4,140
Morgan Stanley Dean Witter
5.380%, 07/19/07 (A)	6,624	6,624
5.430%, 02/15/08 (A)	1,656	1,656
5.400%, 04/02/08 (A)	1,656	1,656

		18,629

Repurchase Agreements — 25.3%
Bank of America
5.370%, 06/01/07	594	594
Bear Stearns
5.410%, 06/01/07	24,841	24,841
Lehman Brothers
5.360%, 06/01/07	66,833	66,833

		92,268

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $164,960)‡		164,960

TOTAL INVESTMENTS — 156.1% (Cost $572,619)*		569,239

Other Assets & Liabilities — (56.1)%
Dividends Payable
Class I		(1,082)
Class A		(8)
Investment Advisory Fees Payable		(138)
12b-1 Fees Payable
Class I		(41)
Class A		(2)
Administration Fees Payable		(18)
Custody Fees Payable		(5)
Trustees’ Fees Payable		(21)
Payable for Collateral for Loaned Securities		(164,960)
Payable for Investments Purchased		(45,288)
Payable for Shares of Beneficial Interest Redeemed		(1,256)
Other		8,262

Total Other Assets & Liabilities		(204,557)

TOTAL NET ASSETS — 100.0%		$364,682

29

Allegiant Bond Fund

STATEMENT OF NET ASSETS

May 31, 2007

Value (000)
Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$395,254
Undistributed Net Investment Income	111
Accumulated Net Realized Loss on Investments	(27,303)
Net Unrealized Depreciation on Investments	(3,380)

Total Net Assets	$364,682

Net Asset Value, Offering and Redemption Price Per Share — Class I ($357,483,216 ÷ 36,137,025 outstanding shares of beneficial interest)	$9.89

Net Asset Value and Redemption Price Per Share — Class A ($6,424,209 ÷ 647,869 outstanding shares of beneficial interest)	$9.92

Maximum Offering Price Per Share — Class A ($9.92 ÷ 95.50%)	$10.39

Net Asset Value and Offering Price Per Share — Class B ($596,242 ÷ 60,198 outstanding shares of beneficial interest)	$9.90

Net Asset Value and Offering Price Per Share — Class C ($178,311 ÷ 18,029 outstanding shares of beneficial interest)	$9.89

*	Aggregate cost for Federal income tax purposes is (000) $572,751.

Gross unrealized appreciation (000)	$896
Gross unrealized depreciation (000)	(4,408)

Net unrealized depreciation (000)	$(3,512)

†	The rate shown is the effective yield at purchase date.
††	See Note 3 in Notes to Financial Statements.
‡	See Note 8 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $161,720.
##	All or a portion of the security was held as collateral for when-issued securities and delayed delivery securities.
(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2007.
(B)	Security exempt from registration under Rule 144A of the Securities Act of 1933.

These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is (000) $4,356 and represents 1.2% of net assets as of May 31, 2007.

(C)	Stepped Coupon Bond — the rate shown is the rate in effect on May 31, 2007.
(D)	Zero Coupon Bond — the rate shown is the effective yield at purchase date.

Cl — Class

DN — Discount Note

LLC — Limited Liability Company

MTN — Medium Term Note

PLC — Public Liability Company

TBA — To Be Announced

See Notes to Financial Statements.

30

Allegiant Government Mortgage Fund

STATEMENT OF NET ASSETS

May 31, 2007

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 88.7%
Federal Home Loan Mortgage Corporation — 0.8%
12.250%, 08/01/15	$83	$90
9.750%, 11/01/08 to 04/01/09	15	16
9.250%, 08/01/13	1	1
9.000%, 06/01/09 to 09/01/20	222	235
8.750%, 06/01/16 to 05/01/17	53	56
8.500%, 09/01/17 to 01/01/22	159	168
8.000%, 07/01/09 to 03/01/22	113	119
7.000%, 05/01/31	190	197
6.000%, 10/01/32	1,201	1,209

		2,091

Federal National Mortgage Association — 82.5%
12.500%, 05/01/15	107	119
11.250%, 05/01/14	16	17
10.000%, 06/01/21	17	18
9.000%, 06/01/09 to 10/01/19	28	30
8.500%, 11/01/21 to 09/01/23	44	47
8.000%, 12/01/17 to 03/01/23	22	23
7.500%, 09/01/22 to 05/01/32	937	979
7.000%, 12/01/15 to 10/01/32	1,116	1,161
6.500%, 12/01/12 to 08/01/36	8,586	8,745
6.000%, 09/01/17 to 11/01/36	21,094	21,239
6.000%, 06/01/37 (TBA)	17,500	17,481
5.500%, 11/01/09 to 03/01/36	47,049	45,709
5.500%, 06/01/37 (TBA)	39,000	38,080
5.000%, 06/01/18 to 11/01/35	59,802	57,391
4.935%, 01/01/36	7,921	7,813
4.500%, 04/01/18 to 06/01/20	16,575	15,901

		214,753

Government National Mortgage Association — 5.4%
17.000%, 11/15/11	50	58
15.000%, 06/15/11 to 01/15/13	662	758
14.500%, 09/15/12 to 08/15/14	5	6
14.000%, 05/15/11 to 02/15/15	213	241
13.500%, 05/15/10 to 01/20/15	258	289
13.000%, 11/15/10 to 06/20/15	250	278
12.750%, 09/20/13	32	36
12.500%, 04/15/10 to 01/20/16	523	578
12.000%, 08/15/12 to 09/15/15	249	278
11.500%, 02/15/13 to 08/15/14	69	77
9.250%, 12/15/16 to 05/15/21	68	74
9.000%, 09/15/08 to 11/15/24	528	560
8.750%, 08/15/08 to 12/15/16	57	61
8.500%, 01/15/17 to 09/15/24	377	405
8.250%, 06/15/08 to 07/15/08	4	4
8.000%, 04/15/17 to 05/20/30	987	1,049
7.500%, 09/20/15 to 09/20/30	2,016	2,113
7.000%, 12/15/10 to 06/15/32	3,557	3,712
6.500%, 10/15/22 to 09/15/31	2,486	2,548
6.000%, 07/20/29	910	917

		14,042

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $234,120)		230,886

U.S. GOVERNMENT AGENCY OBLIGATIONS — 7.0%
Federal Farm Credit Bank — 4.3%
5.190%, 03/02/09 (A)##	11,000	11,004

Federal Home Loan Mortgage Corporation — 1.9%
5.100%, 06/11/07 (DN) (B)##	5,000	4,993

Federal National Mortgage Association — 0.8%
5.090%, 06/12/07 (DN) (B)##	2,075	2,072

Total U.S. Government Agency Obligations (Cost $18,063)		18,069

ASSET BACKED SECURITIES — 5.6%
Credit Cards — 5.6%
American Express Credit Account Master Trust, Series 2003-2, Cl A
5.430%, 10/15/10 (A)##	4,550	4,557
Bank One Issuance Trust, Series 2004-A4, Cl A4
5.360%, 02/16/10 (A)##	5,000	5,003
Chase Issuance Trust, Series 2005-A3, Cl A
5.340%, 10/17/11 (A)##	5,000	5,006

Total Asset Backed Securities (Cost $14,562)		14,566

COLLATERALIZED MORTGAGE OBLIGATIONS — 4.2%
Fannie Mae, Series 1992-29, Cl Z
8.000%, 02/25/22	56	57
Fannie Mae, Series 2003-64, Cl BX
6.000%, 03/25/30	3,739	3,770
Freddie Mac, Series 1273, Cl Z
7.500%, 05/15/22	89	88
Freddie Mac, Series 2869, Cl MD
5.000%, 02/15/29	7,000	6,837
Structured Mortgage Asset Residential Trust, Series 1992-2, Cl I
8.250%, 06/25/19	226	226

Total Collateralized Mortgage Obligations (Cost $10,898)		10,978

U.S. TREASURY OBLIGATION — 4.0%
U.S. Treasury Note — 4.0%
4.875%, 05/31/08# (Cost $10,516)	10,500	10,485

COMMERCIAL PAPER† — 9.1%
Aspen Funding
5.260%, 06/11/07##	6,000	5,991
Barton Capital
5.270%, 06/12/07##	6,000	5,990
Liberty Street Funding
5.260%, 06/11/07##	6,000	5,991
Scaldis Capital LLC
5.260%, 06/12/07##	5,825	5,816

Total Commercial Paper (Cost $23,788)		23,788

31

Allegiant Government Mortgage Fund

STATEMENT OF NET ASSETS

May 31, 2007

	Number of Shares	Value (000)
AFFILIATED MONEY MARKET FUND — 2.8%
Allegiant Advantage Institutional Money Market Fund, Class I†† (Cost $7,296)	7,296,399	$7,296

Total Investments Before Collateral for Loaned Securities – 121.4% (Cost $319,243)		316,068

	Par (000)
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 4.1%
Commercial Paper† — 0.2%
Autobahn Funding
5.320%, 06/15/07	$269	267
5.330%, 06/22/07	54	54
Hubbell
5.380%, 06/01/07	107	107
Queens Health Systems
5.330%, 06/26/07	98	98

		526

Master Notes — 1.1%
Bank of America
5.370%, 06/01/07	940	940
Bear Stearns
5.510%, 06/06/07	1,020	1,020
JPMorgan Securities
5.390%, 06/15/07	1,020	1,020

		2,980

Medium Term Notes — 0.5%
Liquid Funding LLC
5.360%, 11/30/07 (A)	295	295
5.340%, 06/11/08 (A)	269	269
Morgan Stanley Dean Witter
5.380%, 07/19/07 (A)	430	430
5.430%, 02/15/08 (A)	107	107
5.400%, 04/02/08 (A)	107	107

		1,208

Repurchase Agreements — 2.3%
Bank of America
5.370%, 06/01/07	38	39
Bear Stearns
5.410%, 06/01/07	1,611	1,611
Lehman Brothers
5.360%, 06/01/07	4,334	4,333

		5,983

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $10,697)‡		10,697

TOTAL INVESTMENTS — 125.5% (Cost $329,940)*		326,765

Other Assets & Liabilities — (25.5)%
Dividends Payable
Class I		(855)
Class A		(13)
Class B		(3)
Class C		(1)
Investment Advisory Fees Payable		(89)
12b-1 Fees Payable
Class I		(26)
Class A		(3)
Class B		(1)
Administration Fees Payable		(13)
Custody Fees Payable		(7)
Trustees’ Fees Payable		(14)
Payable for Collateral for Loaned Securities		(10,697)
Payable for Investments Purchased		(56,260)
Payable for Shares of Beneficial Interest Redeemed		(397)
Other		2,034

Total Other Assets & Liabilities		(66,345)

TOTAL NET ASSETS — 100.0%		$260,420

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)		$274,270
Undistributed Net Investment Income		59
Accumulated Net Realized Loss on Investments		(10,734)
Net Unrealized Depreciation on Investments		(3,175)

Total Net Assets		$260,420

Net Asset Value, Offering and Redemption Price Per Share — Class I ($243,998,844 ÷ 27,073,084 outstanding shares of beneficial interest)		$9.01

Net Asset Value and Redemption Price Per Share — Class A ($11,963,170 ÷ 1,327,528 outstanding shares of beneficial interest)		$9.01

Maximum Offering Price Per Share — Class A ($9.01 ÷ 95.50%)		$9.43

Net Asset Value and Offering Price Per Share — Class B ($3,035,160 ÷ 337,759 outstanding shares of beneficial interest)		$8.99

Net Asset Value and Offering Price Per Share — Class C ($1,422,577 ÷ 158,080 outstanding shares of beneficial interest)		$9.00

*	Aggregate cost for Federal income tax purposes is (000) $329,940.

Gross unrealized appreciation (000)	$616
Gross unrealized depreciation (000)	(3,791)

Net unrealized depreciation (000)	$(3,175)

†	The rate shown is the effective yield at purchase date.
††	See Note 3 in Notes to Financial Statements.
‡	See Note 8 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $10,485.
##	All or a portion of the security was held as collateral for when-issued securities and delayed delivery securities.
(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2007.
(B)	Zero Coupon Bond — the rate shown is the effective yield at purchase date.

Cl — Class

DN — Discount Note

LLC — Limited Liability Company

TBA — To Be Announced

See Notes to Financial Statements.

32

Allegiant Intermediate Bond Fund

STATEMENT OF NET ASSETS

May 31, 2007

	Par (000)	Value (000)
U.S. TREASURY OBLIGATIONS — 51.1%
U.S. Treasury Notes — 51.1%
6.500%, 02/15/10	$10	$10
4.875%, 07/31/11#	99,815	99,916
4.875%, 08/15/16#	15,115	15,083
4.750%, 05/15/14#	3,434	3,410
4.250%, 10/31/07#	27,000	26,943
3.875%, 05/15/09#	6,245	6,126
3.250%, 08/15/08#	26,305	25,765
2.750%, 08/15/07#	4,370	4,353

Total U.S. Treasury Obligations (Cost $183,125)		181,606

CORPORATE BONDS — 18.9%
Cable — 0.3%
Time Warner Cable
5.850%, 05/01/17 (A)	1,000	988

Energy — 1.2%
Apache
5.250%, 04/15/13	1,000	986
ConocoPhillips Canada Funding
5.625%, 10/15/16	1,260	1,265
Energy Transfer Partners
5.950%, 02/01/15	1,000	1,000
XTO Energy
4.900%, 02/01/14	1,160	1,105

		4,356

Financials — 10.7%
Bank of America
5.420%, 03/15/17 (A)	2,000	1,954
Bank One
5.250%, 01/30/13	2,665	2,629
BB&T
4.750%, 10/01/12	1,625	1,570
Bear Stearns
5.350%, 02/01/12	2,690	2,668
Capmark Financial Group
5.875%, 05/10/12 (A)	900	895
CIT Group
5.650%, 02/13/17	400	388
Citigroup
7.250%, 10/01/10	5,074	5,357
General Electric Capital, Cl A
6.000%, 06/15/12	3,565	3,647
General Electric Capital, Cl A (MTN)
5.450%, 01/15/13	590	590
Goldman Sachs
5.000%, 10/01/14	2,500	2,401
HSBC Finance
6.750%, 05/15/11	2,800	2,918
6.375%, 10/15/11	625	644
ING USA Global Funding
4.500%, 10/01/10	1,400	1,364
International Lease Finance
5.650%, 06/01/14	700	698
JPMorgan Chase (MTN)
6.000%, 01/15/09	1,520	1,533
KeyBank
5.800%, 07/01/14	980	986
Morgan Stanley
4.750%, 04/01/14#	2,000	1,885
Republic New York
7.750%, 05/15/09	1,770	1,840
Residential Capital
6.375%, 06/30/10#	700	699
6.500%, 04/17/13	775	767
SLM (MTN)
5.000%, 10/01/13	1,895	1,685
Wells Fargo
4.950%, 10/16/13	1,000	972

		38,090

Healthcare — 0.3%
WellPoint
5.000%, 12/15/14	1,000	959

Industrials — 0.2%
D.R. Horton
6.500%, 04/15/16	635	623

Insurance — 0.8%
American General Finance (MTN)
3.875%, 10/01/09	1,415	1,368
Assurant
5.625%, 02/15/14	1,500	1,481

		2,849

Metals & Mining — 0.3%
BHP Billiton
5.400%, 03/29/17	975	951

Real Estate Investment Trusts — 0.5%
ERP Operating
5.500%, 10/01/12	965	961
iStar Financial
5.950%, 10/15/13	1,000	990

		1,951

Retail — 0.2%
CVS Caremark
5.750%, 06/01/17	735	726

Telecommunications — 1.6%
AT&T
5.625%, 06/15/16	1,775	1,760
Sprint Nextel
6.000%, 12/01/16	900	869
Telecom Italia Capital SA
5.250%, 11/15/13	1,000	967
Verizon Communications
5.550%, 02/15/16#	1,350	1,331
Vodafone Group PLC
5.350%, 02/27/12	985	976

		5,903

Utilities — 2.8%
Consumers Energy, Cl F
4.000%, 05/15/10	1,035	992
National Grid PLC
6.300%, 08/01/16#	1,145	1,184
National Rural Utilities Cooperative Finance
5.450%, 04/10/17	880	864
Pacificorp
5.450%, 09/15/13	1,040	1,035

33

Allegiant Intermediate Bond Fund

STATEMENT OF NET ASSETS

May 31, 2007

	Par (000)		Value (000)
CORPORATE BONDS — continued
Utilities — continued
PSI Energy
6.050%, 06/15/16	$1,225		$1,249
Southern
5.300%, 01/15/12	670		665
Virginia Electric & Power
4.750%, 03/01/13	1,835		1,766
Xcel Energy
5.613%, 04/01/17 (A)	2,100		2,063

			9,818

Total Corporate Bonds (Cost $68,448)			67,214

COLLATERALIZED MORTGAGE OBLIGATIONS — 12.1%
Freddie Mac, Series 2004-2812, Cl OD
5.000%, 12/15/29	12,192		11,885
Freddie Mac, Series 2635, Cl DT
3.500%, 01/15/18	1,039		966
Freddie Mac, Series 2825, Cl PM
5.500%, 03/15/30	6,845		6,805
Freddie Mac, Series 2854, Cl DL
4.000%, 09/15/19	5,700		5,124
Freddie Mac, Series 2904, Cl PC
5.500%, 05/15/31	7,214		7,169
Ginnie Mae, Series 2003-113, Cl VB
4.500%, 02/16/22	5,035		4,721
Ginnie Mae, Series 2003-42, Cl A
4.000%, 01/16/30	941		890
Wells Fargo Securities Trust, Series 2004-K, Cl 2A11
4.733%, 07/25/34 (B)	5,530		5,280

Total Collateralized Mortgage Obligations (Cost $42,890)			42,840

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 8.2%
Federal Home Loan Mortgage Corporation — 0.7%
3.500%, 05/01/11	2,715		2,578

Federal National Mortgage Association — 7.5%
6.000%, 10/01/36	10,317		10,311
5.500%, 10/01/09	8		8
5.500%, 04/01/37	6,902		6,740
5.465%, 01/01/36 (B)	9,488		9,488

			26,547

Government National Mortgage Association — 0.0%
9.000%, 09/15/08	2		3
9.000%, 10/15/08	3		3
9.000%, 11/15/08	5		5
9.000%, 12/15/08	5		5
9.000%, 02/15/09	7		7
9.000%, 03/15/09	—	(C)	—	(C)
9.000%, 04/15/09	15		15
9.000%, 05/15/09	20		21
9.000%, 07/15/09	2		2

			61

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $29,520)			29,186

ASSET BACKED SECURITIES — 6.8%
Automotive — 2.9%
Chase Manhattan Auto Owner Trust, Series 2006-B, Cl A3
5.130%, 05/15/11	6,000		5,987
WFS Financial Owner Trust, Series 2005-3, Cl A4
4.390%, 05/17/13	4,500		4,452

			10,439

Credit Cards — 2.0%
Citibank Credit Card Issuance Trust, Series 2006-A5, Cl A5
5.300%, 05/20/11	7,190		7,192

Utilities — 1.9%
PSE&G Transition Funding LLC, Series 2001-1, Cl A8
6.890%, 12/15/17	6,000		6,544

Total Asset Backed Securities (Cost $24,296)			24,175

	Number of Shares
AFFILIATED MONEY MARKET FUND — 2.2%
Allegiant Advantage Institutional Money Market Fund, Class I† (Cost $7,816)	7,816,027		7,816

Total Investments Before Collateral for Loaned Securities – 99.3% (Cost $356,095)			352,837

	Par (000)
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 46.3%
Commercial Paper†† — 2.3%
Autobahn Funding
5.320%, 06/15/07	$4,129		4,111
5.330%, 06/22/07	826		822
Hubbell
5.380%, 06/01/07	1,652		1,651
Queens Health Systems
5.330%, 06/26/07	1,508		1,501

			8,085

Master Notes — 12.9%
Bank of America
5.370%, 06/01/07	14,452		14,452
Bear Stearns
5.510%, 06/06/07	15,690		15,690
JPMorgan Securities
5.390%, 06/15/07	15,690		15,690

			45,832

Medium Term Notes — 5.2%
Liquid Funding LLC
5.360%, 11/30/07 (B)	4,542		4,541
5.340%, 06/11/08 (B)	4,129		4,128

34

	Par (000)	Value (000)
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — continued
Medium Term Notes — continued
Morgan Stanley Dean Witter
5.380%, 07/19/07 (B)	$6,606	$6,606
5.430%, 02/15/08 (B)	1,652	1,652
5.400%, 04/02/08 (B)	1,652	1,652

		18,579

Repurchase Agreements — 25.9%
Bank of America
5.360%, 06/01/07	592	592
Bear Stearns
5.410%, 06/01/07	24,774	24,774
Lehman Brothers
5.360%, 06/01/07	66,652	66,652

		92,018

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $164,514)‡		164,514

TOTAL INVESTMENTS — 145.6% (Cost $520,609)*		517,351

Other Assets & Liabilities — (45.6)%
Dividends Payable
Class I		(900)
Class A		(4)
Class B		(1)
Investment Advisory Fees Payable		(122)
12b-1 Fees Payable
Class I		(48)
Class A		(2)
Class B		(2)
Administration Fees Payable		(18)
Custody Fees Payable		(5)
Trustees’ Fees Payable		(25)
Payable for Collateral for Loaned Securities		(164,514)
Payable for Investments Purchased		(960)
Payable for Shares of Beneficial Interest Redeemed		(173)
Other		4,736

Total Other Assets & Liabilities		(162,038)

TOTAL NET ASSETS — 100.0%		$355,313

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)		$369,423
Undistributed Net Investment Income		194
Accumulated Net Realized Loss on Investments		(11,046)
Net Unrealized Depreciation on Investments		(3,258)

Total Net Assets		$355,313

Net Asset Value, Offering and Redemption Price Per Share — Class I ($ 341,591,138 ÷ 32,618,145 outstanding shares of beneficial interest)		$10.47

Net Asset Value and Redemption Price Per Share — Class A ($8,767,666 ÷ 836,017 outstanding shares of beneficial interest)		$10.49

Maximum Offering Price Per Share — Class A ($10.49 ÷ 95.50%)		$10.98

Net Asset Value and Offering Price Per Share — Class B ($4,564,202 ÷ 434,900 outstanding shares of beneficial interest)		$10.49

Net Asset Value and Offering Price Per Share — Class C ($390,327 ÷ 37,125 outstanding shares of beneficial interest)		$10.51

*	Aggregate cost for Federal income tax purposes is (000) $520,936.

Gross unrealized appreciation (000)	$451
Gross unrealized depreciation (000)	(4,036)

Net unrealized depreciation (000)	$(3,585)

†	See Note 3 in Notes to Financial Statements.
††	The rate shown is the effective yield at purchase date.
‡	See Note 8 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $161,224.
(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is (000) $5,900 and represents 1.7% of net assets as of May 31, 2007.
(B)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2007.
(C)	Par and Value are less than $500.

Cl — Class

LLC — Limited Liability Company

MTN — Medium Term Note

PLC — Public Liability Company

See Notes to Financial Statements.

35

Allegiant Limited Maturity Bond Fund

STATEMENT OF NET ASSETS

May 31, 2007

	Par (000)		Value (000)
U.S. TREASURY OBLIGATIONS — 22.3%
U.S. Treasury Notes — 22.3%
4.625%, 02/29/08#	$980		$977
3.875%, 09/15/10#	24,825		24,105
3.500%, 12/15/09	4,000		3,871
3.375%, 09/15/09#	7,000		6,774

Total U.S. Treasury Obligations (Cost $35,816)			35,727

ASSET BACKED SECURITIES — 22.1%
Automotive — 13.1%
Carmax Auto Owner Trust, Series 2005-2, Cl A4
4.340%, 09/15/10	2,060		2,027
Chase Manhattan Auto Owner Trust, Series 2006-A, Cl A3
5.340%, 07/15/10	2,000		2,001
DaimlerChrysler Auto Trust, Series 2006-A, Cl A3
5.000%, 05/08/10	2,500		2,494
DaimlerChrysler Auto Trust, Series 2005-B, Cl A4
4.200%, 07/08/10	2,700		2,664
Hyundai Auto Receivables Trust, Series 2004-A, Cl A3
2.970%, 05/15/09	645		641
Nissan Auto Receivables Owner Trust, Series 2005-A4, Cl A
3.820%, 07/15/10	2,400		2,364
USAA Auto Owner Trust, Series 2006-1, Cl A3
5.010%, 09/15/10	2,975		2,969
Wachovia Auto Owner Trust, Series 2005-A, Cl A3
4.060%, 09/21/09	2,060		2,049
WFS Financial Owner Trust, Series 2005-3, Cl A4
4.390%, 05/17/13	2,350		2,325
World Omni Auto Receivables Trust, Series 2005-A, Cl A3
3.540%, 06/12/09	1,399		1,392

			20,926

Credit Cards — 6.5%
Bank One Issuance Trust, Series 2003-A7, Cl A7
3.350%, 03/15/11	3,000		2,940
Citibank Credit Card Issuance Trust, Series 2003- A9, Cl A9
5.440%, 11/22/10 (A)	2,000		2,004
Citibank Credit Card Issuance Trust, Series 2003-A3, Cl A3
3.100%, 03/10/10	1,900		1,868
MBNA Credit Card Master Note Trust, Series 2003-A11, Cl A11
3.650%, 03/15/11	3,800		3,719

			10,531

Mortgage Related — 2.5%
Bear Stearns, Series 1999-2, Cl AF2
7.910%, 10/25/29 (B)	241		241
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2002-2, Cl 1A6
5.214%, 08/25/13	2,303		2,261
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-1, Cl 1A4
4.111%, 08/25/30	1,300		1,274
GE Capital Mortgage Services, Series 1999-HE1, Cl A7
6.265%, 04/25/29	212		212

			3,988

Total Asset Backed Securities (Cost $35,490)			35,445

COLLATERALIZED MORTGAGE OBLIGATIONS — 18.3%
Bank of America Mortgage Securities, Series 2003-A, Cl 2A1
3.983%, 02/25/33 (A)	400		402
Bank of America Mortgage Securities, Series 2003-E, Cl 2A1
4.033%, 06/25/33 (A)	949		939
Chase Mortgage Finance, Series 2003-S4, Cl 2A2
5.000%, 04/25/18	1,102		1,093
Countrywide Alternative Loan Trust, Series 2004-29CB, Cl A6
4.000%, 01/25/35	746		732
Countrywide Home Loans, Series 2004-HYB4, Cl 3A
4.568%, 09/20/34 (A)	1,638		1,601
Fannie Mae, Series 2002-74, Cl KD
5.500%, 02/25/17	991		989
Fannie Mae, Series 2002-94, Cl BA
5.000%, 05/25/27	1,810		1,790
Fannie Mae, Series 2003-36, Cl CA
4.500%, 06/25/17	2,700		2,635
First Horizon Asset Securities Inc Series 2004-1 CI 1A1
5.500%, 03/25/34	839		835
Freddie Mac, Series 2003-2590, Cl PC
4.500%, 02/15/26	4,600		4,557
Freddie Mac, Series 2004-H017, Cl A3
4.178%, 07/15/11	2,521		2,493
Freddie Mac, Series 2492, Cl A
5.250%, 05/15/29	16		16
Freddie Mac, Series 2523, Cl JB
5.000%, 06/15/15	433		431
Freddie Mac, Series 2608, Cl PF
5.500%, 09/15/27	2,000		2,002
Freddie Mac, Series 2712, Cl PV
4.500%, 03/15/11	1,528		1,517
Ginnie Mae, Series 2002-20, Cl PM
4.500%, 03/20/32	398		386
Ginnie Mae, Series 2002-58, Cl QA
6.000%, 02/16/29	2		2
Ginnie Mae, Series 2002-76, Cl TA
4.500%, 12/16/29	484		468
Ginnie Mae, Series 2004-76, Cl NA
4.500%, 08/20/27	1,651		1,635
Golden National Mortgage, Series 1998-GN1, Cl A
7.110%, 08/25/27	—	(C)	—	(C)

36

	Par (000)	Value (000)
COLLATERALIZED MORTGAGE OBLIGATIONS — continued
Residential Funding Mortgage Securities, Series 2003-S11, Cl A7
3.500%, 06/25/18	$1,466	$1,422
Structured Asset Securities, Series, 2003-1, Cl 2A1
6.000%, 02/25/18	1,402	1,406
Washington Mutual, Series 2002-S8, Cl 2A1
4.500%, 01/25/18	207	207
Wells Fargo MBS Trust, Series 2003-11, Cl A1
3.500%, 10/25/18	1,777	1,754

Total Collateralized Mortgage Obligations (Cost $29,483)		29,312

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 17.6%
Federal Home Loan Mortgage Corporation — 3.9%
6.000%, 05/01/21	2,909	2,943
5.500%, 02/01/10	316	318
5.500%, 06/01/10	445	448
5.000%, 10/01/09	874	872
3.500%, 09/01/08	1,687	1,645

		6,226

Federal National Mortgage Association — 13.7%
7.500%, 07/01/08	5	5
6.000%, 09/01/16	966	977
5.553%, 09/01/36 (A)	2,275	2,288
5.500%, 10/01/09	332	334
5.500%, 05/25/14	2,265	2,258
5.500%, 09/01/17	2,096	2,086
5.185%, 12/01/34 (A)	1,124	1,121
5.000%, 11/01/12	1,311	1,296
4.935%, 01/01/36 (A)	3,061	3,019
4.885%, 07/01/34 (A)	2,008	2,007
4.867%, 04/01/35 (A)	2,947	2,914
4.657%, 11/01/32 (A)	549	556
4.327%, 10/01/33 (A)	1,272	1,261
4.001%, 08/01/33 (A)	1,898	1,859

		21,981

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $28,430)		28,207

CORPORATE BONDS — 15.6%
Financial Conduits — 0.4%
Core Investment Grade Bond Trust I
4.642%, 11/30/07	600	598

Financials — 10.5%
Associates Corp. of North America
8.550%, 07/15/09	1,250	1,329
Bear Stearns
2.875%, 07/02/08	1,000	973
Caterpillar Financial Services (MTN)
4.500%, 09/01/08	1,480	1,463
CIT Group
5.000%, 11/24/08	1,000	994
FleetBoston Financial
7.375%, 12/01/09	500	524
General Electric Capital (MTN)
5.200%, 02/01/11#	1,500	1,490
Goldman Sachs
6.650%, 05/15/09	1,045	1,070
HSBC Finance
8.000%, 07/15/10	1,500	1,605
JPMorgan Chase
6.375%, 04/01/08	1,750	1,764
Merrill Lynch (MTN)
4.831%, 10/27/08	735	729
National Westminster Bank PLC
7.375%, 10/01/09	538	560
Republic New York
7.750%, 05/15/09	720	748
Residential Capital
6.125%, 11/21/08	410	409
SLM (MTN)
4.000%, 01/15/09#	1,022	989
US Bancorp
6.875%, 09/15/07	500	501
Wachovia
6.400%, 04/01/08	1,700	1,712

		16,860

Insurance — 1.6%
Allstate Life Global Funding Trusts (MTN)
3.850%, 01/25/08	1,000	990
American General Finance (MTN)
4.625%, 05/15/09	400	394
Genworth Financial
5.231%, 05/16/09	355	354
Reliastar Financial
6.500%, 11/15/08	810	818

		2,556

Real Estate Investment Trusts — 0.7%
iStar Financial
5.738%, 03/03/08 (A)	650	651
Simon Property Group LP
6.375%, 11/15/07	425	427

		1,078

Telecommunications — 0.8%
GTE
6.460%, 04/15/08	1,255	1,265

Transportation — 0.3%
FedEx
5.500%, 08/15/09	500	500

Utilities — 1.3%
Appalachian Power
3.600%, 05/15/08	400	393
Dominion Resources
5.125%, 12/15/09	550	546
MidAmerican Energy Holdings
4.625%, 10/01/07	665	662
Tiers Trust
6.500%, 10/01/07 (D)	525	526

		2,127

Total Corporate Bonds (Cost $25,139)		24,984

37

Allegiant Limited Maturity Bond Fund

STATEMENT OF NET ASSETS

May 31, 2007

	Par (000)	Value (000)
COMMERCIAL MORTGAGE-BACKED SECURITY — 2.2%
Credit Suisse First Boston Mortgage Securities, Series 2004-C1, Cl A2
3.516%, 01/15/37	$3,520	$3,446

Total Commercial Mortgage-Backed Security (Cost $3,388)		3,446

	Number of Shares
AFFILIATED MONEY MARKET FUND — 1.3%
Allegiant Advantage Institutional Money Market Fund, Class I† (Cost $2,059)	2,059,163	2,059

Total Investments Before Collateral for Loaned Securities – 99.4% (Cost $159,805)		159,180

	Par (000)
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 18.4%
Commercial Paper†† — 0.9%
Autobahn Funding
5.320%, 06/15/07	$741	738
5.330%, 06/22/07	148	148
Hubbell
5.380%, 06/01/07	297	297
Queens Health Systems
5.330%, 06/26/07	270	269

		1,452

Master Notes — 5.1%
Bank of America
5.370%, 06/01/07	2,595	2,595
Bear Stearns
5.510%, 06/06/07	2,818	2,817
JPMorgan Securities
5.390%, 06/15/07	2,818	2,817

		8,229

Medium Term Notes — 2.1%
Liquid Funding LLC
5.360%, 11/30/07 (A)	816	815
5.340%, 06/11/08 (A)	742	741
Morgan Stanley Dean Witter
5.380%, 07/19/07 (A)	1,187	1,186
5.430%, 02/15/08 (A)	297	297
5.400%, 04/02/08 (A)	297	297

		3,336

Repurchase Agreements — 10.3%
Bank of America
5.370%, 06/01/07	106	106
Bear Stearns
5.410%, 06/01/07	4,448	4,448
Lehman Brothers
5.360%, 06/01/07	11,968	11,968

		16,522

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $29,539)‡		29,539

TOTAL INVESTMENTS — 117.8% (Cost $189,344)**		188,719

Other Assets & Liabilities — (17.8)%
Dividends Payable
Class I		(281)
Class A		(3)
Investment Advisory Fees Payable		(48)
12b-1 Fees Payable
Class I		(21)
Class A		(1)
Administration Fees Payable		(8)
Custody Fees Payable		(3)
Trustees’ Fees Payable		(14)
Payable for Collateral for Loaned Securities		(29,539)
Payable for Investments Purchased		(3,934)
Payable for Shares of Beneficial Interest Redeemed		(18)
Other		5,358

Total Other Assets & Liabilities		(28,512)

TOTAL NET ASSETS — 100.0%		$160,207

38

Value (000)
Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$171,177
Distributions in Excess of Net Investment Income	(284)
Accumulated Net Realized Loss on Investments	(10,061)
Net Unrealized Depreciation on Investments	(625)

Total Net Assets	$160,207

Net Asset Value, Offering and Redemption Price Per Share — Class I ($155,647,750 ÷ 15,891,653 outstanding shares of beneficial interest)	$9.79

Net Asset Value and Redemption Price Per Share — Class A ($3,617,335 ÷ 368,291 outstanding shares of beneficial interest)	$9.82

Maximum Offering Price Per Share — Class A ($9.82 ÷ 98.00%)	$10.02

Net Asset Value and Offering Price Per Share — Class B ($520,275 ÷ 52,968 outstanding shares of beneficial interest)	$9.82

Net Asset Value and Offering Price Per Share — Class C ($421,738 ÷ 42,951 outstanding shares of beneficial interest)	$9.82

**	Aggregate cost for Federal income tax purposes is (000) $189,344.

Gross unrealized appreciation (000)	$260
Gross unrealized depreciation (000)	(885)

Net unrealized depreciation (000)	$(625)

†	See Note 3 in Notes to Financial Statements.
††	The rate shown is the effective yield at purchase date.
‡	See Note 8 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $28,935.
(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2007.
(B)	Stepped Coupon Bond — the rate shown is the rate in effect on May 31, 2007.
(C)	Par and Value are less than $500.
(D)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is (000) $526 and represents 0.3% of net assets as of May 31, 2007.

Cl —	Class
LLC —	Limited Liability Company
LP —	Limited Partnership
MTN —	Medium Term Note
PLC —	Public Liability Company

See Notes to Financial Statements.

39

Allegiant Total Return Advantage Fund

STATEMENT OF NET ASSETS

May 31, 2007

	Par (000)	Value (000)
U.S. TREASURY OBLIGATIONS — 48.3%
U.S. Treasury Bonds — 7.1%
6.250%, 08/15/23#	$16,185	$18,209
5.375%, 02/15/31#	10,395	10,844
4.500%, 02/15/36#	170	157

		29,210

U.S. Treasury Notes — 41.2%
5.500%, 05/15/09#	6,000	6,067
4.875%, 07/31/11#	137,605	137,745
4.875%, 08/15/16#	11,560	11,536
4.750%, 05/15/14#	4,000	3,972
4.625%, 02/15/17#	1,000	979
3.250%, 08/15/08#	8,895	8,712

		169,011

Total U.S. Treasury Obligations (Cost $200,026)		198,221

CORPORATE BONDS — 19.0%
Cable — 0.4%
CSC Holdings, Cl B
8.125%, 08/15/09	390	406
Time Warner Cable
5.850%, 05/01/17 (A)	1,250	1,235

		1,641

Chemicals — 0.1%
Lyondell Chemical
8.250%, 09/15/16	425	462

Consumer Non-Cyclical — 0.6%
ACCO Brands
7.625%, 08/15/15	235	240
Constellation Brands
7.250%, 05/15/17 (A)	350	354
GSC Holdings
8.000%, 10/01/12	590	631
Hanesbrands
8.735%, 12/15/14 (A) (B)	545	568
Iron Mountain
7.750%, 01/15/15	390	404
Quiksilver
6.875%, 04/15/15	350	342

		2,539

Consumer Services — 1.1%
Caesars Entertainment
8.125%, 05/15/11	345	367
Education Management LLC
8.750%, 06/01/14	700	747
Gaylord Entertainment
8.000%, 11/15/13	275	289
MGM Mirage
8.375%, 02/01/11	300	315
7.625%, 01/15/17	310	307
Mohegan Tribal Gaming Authority
8.000%, 04/01/12	155	162
7.125%, 08/15/14	740	753
6.125%, 02/15/13	500	494
Royal Caribbean Cruises
7.250%, 06/15/16	400	409
Universal City Development Partners
11.750%, 04/01/10	500	534
Universal City Florida Holding
8.375%, 05/01/10	310	321

		4,698

Consumer Staples — 0.3%
Del Monte
8.625%, 12/15/12	1,015	1,071

Energy — 1.9%
Chesapeake Energy
7.500%, 06/15/14	455	478
ConocoPhillips Canada Funding
5.950%, 10/15/36	1,000	995
Denbury Resources
7.500%, 04/01/13	725	747
Energy Transfer Partners
5.950%, 02/01/15	1,000	1,000
MarkWest Energy Partners
8.500%, 07/15/16	450	476
Nexen
6.400%, 05/15/37	1,220	1,191
OPTI Canada
8.250%, 12/15/14 (A)	300	320
PHI
7.125%, 04/15/13	650	640
Southern Union
7.200%, 11/01/45 (B)	1,030	1,041
TEPPCO Partners
7.000%, 06/01/49 (B)	940	928

		7,816

Financials — 7.5%
Bank of America
7.800%, 09/15/16	3,300	3,794
Capmark Financial Group
5.875%, 05/10/12 (A)	1,000	994
CIT Group
6.100%, 03/15/49 (B)	950	890
Citigroup
7.250%, 10/01/10	3,045	3,215
Ford Motor Credit
7.250%, 10/25/11	1,075	1,059
General Electric Capital (MTN)
5.400%, 02/15/17	3,500	3,440
General Motors Acceptance Corporation
6.750%, 12/01/14	775	774
Global Cash Access LLC
8.750%, 03/15/12	420	442
Goldman Sachs
6.450%, 05/01/36	1,340	1,362
Goldman Sachs Capital II
5.793%, 06/01/49 (B)	685	676
HBOS PLC
6.657%, 05/21/49 (A) (B)	500	491
HSBC Finance
6.375%, 10/15/11	2,175	2,243
ING USA Global Funding
4.500%, 10/01/10	920	896
International Lease Finance
5.000%, 04/15/10#	875	865

40

	Par (000)	Value (000)
CORPORATE BONDS — continued
Financials — continued
JPMorgan Chase Capital XXII
6.450%, 02/02/37	$1,875	$1,830
KeyBank
5.800%, 07/01/14	800	805
Lloyds TSB Group PLC
6.267%, 11/14/16# (A) (B)	1,400	1,366
Morgan Stanley
4.750%, 04/01/14#	1,635	1,541
MUFG Capital Finance 1
6.346%, 07/25/16 (B)	725	728
Regions Financing Trust II
6.625%, 05/01/47 (B)	500	488
Residential Capital
6.500%, 04/17/13	455	450
6.375%, 06/30/10#	740	739
SLM (MTN)
5.375%, 05/15/14	980	880
Wachovia Capital Trust III
5.800%, 08/29/49 (B)	925	927

		30,895

Industrials — 1.6%
Baldor Electric
8.625%, 02/15/17	125	135
Beazer Homes USA
8.625%, 05/15/11#	825	835
Browning-Ferris Industries
9.250%, 05/01/21	825	907
D.R. Horton
6.500%, 04/15/16	860	844
H&E Equipment Services
8.375%, 07/15/16#	300	326
Hawker Beechcraft Acquisition LLC
9.750%, 04/01/17 (A)#	50	54
Idearc
8.000%, 11/15/16 (A)	650	677
K. Hovnanian Enterprises
8.625%, 01/15/17#	1,515	1,583
Neenah Foundary
9.500%, 01/01/17	700	696
Stanley Works Capital Trust I
5.902%, 12/01/45 (B)	750	710

		6,767

Insurance — 0.7%
American General Finance (MTN)
3.875%, 10/01/09	805	778
AXA SA
6.379%, 12/14/49 (A) (B)	1,450	1,371
ING Groep NV
5.775%, 12/29/49 (B)#	750	736

		2,885

Media — 0.5%
DIRECTV Group
8.375%, 03/15/13	736	780
Echostar DBS
7.125%, 02/01/16	500	516
Time Warner
6.500%, 11/15/36	935	913

		2,209

Metals & Mining — 0.3%
BHP Billiton
5.400%, 03/29/17	1,200	1,171

Real Estate Investment Trusts — 0.3%
iStar Financial
5.950%, 10/15/13	1,250	1,238

Retail — 0.5%
Home Depot
5.875%, 12/16/36	910	855
JC Penney
6.375%, 10/15/36	975	955

		1,810

Technology — 0.3%
Sungard Data Systems
10.250%, 08/15/15	550	604
TransDigm
7.750%, 07/15/14	300	314
7.750%, 07/15/14 (A)	100	104

		1,022

Telecommunications — 1.2%
AT&T
5.625%, 06/15/16#	1,000	992
GTE
6.940%, 04/15/28	1,490	1,556
Sprint Nextel
6.000%, 12/01/16	1,135	1,096
Telecom Italia Capital SA
5.250%, 11/15/13	1,490	1,440

		5,084

Transportation — 0.6%
Avis Budget Car Rental
7.750%, 05/15/16 (A)	675	702
FedEx
6.720%, 01/15/22	1,304	1,382
Hertz
8.875%, 01/01/14	300	325
Kansas City Southern de Mexico SA de CV
7.375%, 06/01/14 (A)	175	178

		2,587

Utilities — 1.1%
Centerpoint Energy
5.950%, 02/01/17	475	471
Edison Mission Energy
7.750%, 06/15/16	560	585
Midamerican Energy
6.750%, 12/30/31	1,065	1,167
National Rural Utilities Cooperative Finance
5.450%, 04/10/17	1,020	1,001
NRG Energy
7.250%, 02/01/14	600	618
Wisconsin Energy
6.250%, 05/15/49 (B)	480	468

		4,310

Total Corporate Bonds (Cost $78,441)		78,205

41

Allegiant Total Return Advantage Fund

STATEMENT OF NET ASSETS

May 31, 2007

	Par (000)		Value (000)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 12.3%
Federal Home Loan Mortgage Corporation — 0.0%
8.750%, 05/01/08	$—	(C)	$—	(C)
7.500%, 12/01/10	—	(C)	—	(C)

			—

Federal National Mortgage Association — 12.3%
6.000%, 12/01/36	9,973		9,967
5.500%, 09/01/17	3,927		3,909
5.500%, 11/01/21	2,436		2,418
5.500%, 04/01/37	9,989		9,755
5.000%, 06/01/20	4,413		4,305
5.000%, 11/01/21	2,026		1,976
4.867%, 04/01/35 (B)	8,103		8,013
4.500%, 09/01/35	10,799		9,986

			50,329

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $51,259)			50,329

COLLATERALIZED MORTGAGE OBLIGATIONS — 8.0%
Fannie Mae, Series 2003-69, Cl PM
3.500%, 07/25/33	4,384		3,892
Fannie Mae, Series 2005-87, Cl NH
5.000%, 10/25/25	9,750		9,005
First Horizon Mortgage Trust, Series 2004-4, Cl 2A3
4.500%, 07/25/19	4,294		3,990
Freddie Mac, Series 2004-2882, Cl BA
5.000%, 10/15/32	5,800		5,535
Residential Funding Mortgage Securities, Series 2004-S6, Cl 3A2
4.500%, 06/25/19	7,200		6,606
Wells Fargo Securities Trust, Series 2004-K, Cl 2A11
4.733%, 07/25/34 (B)	4,000		3,819

Total Collateralized Mortgage Obligations (Cost $33,261)			32,847

COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.3%
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Cl A4A
4.871%, 09/11/42	4,100		3,905
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Cl A4
5.226%, 07/15/44 (B)	5,300		5,198
CS First Boston Mortgage Securities, Series 2005-C6, Cl A4
5.230%, 12/15/40 (B)	4,500		4,381

Total Commercial Mortgage-Backed Securities (Cost $13,731)			13,484

ASSET BACKED SECURITIES — 3.2%
Automotive — 0.8%
WFS Financial Owner Trust, Series 2005-3, Cl A4
4.390%, 05/17/13	3,325		3,289

Credit Cards — 1.6%
Citibank Credit Card Issuance Trust, Series 2006-A5, Cl A5
5.300%, 05/20/11	6,700		6,702

Other — 0.8%
Atlantic City Electric Transition Funding LLC, Series 2002-1, Cl A4
5.550%, 10/20/23	3,175		3,170

Total Asset Backed Securities (Cost $13,112)			13,161

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.8%
Federal Home Loan Bank — 2.8%
4.750%, 03/14/08	11,300		11,252

Federal Home Loan Mortgage Corporation — 0.0%
4.000%, 08/17/07	95		95

Total U.S. Government Agency Obligations (Cost $11,362)			11,347

LOAN AGREEMENTS — 0.2%
Seminole Tribe of Florida, Tranche B-1
6.875%, 03/05/14 (D) (E) (G)	52		52
Seminole Tribe of Florida, Tranche B-2
6.875%, 03/05/14 (E) (G)	350		351
Seminole Tribe of Florida, Tranche B-3
6.875%, 03/05/14 (E) (G)	347		347

Total Loan Agreements (Cost $748)			750

NON-AGENCY MORTGAGE-BACKED SECURITY — 0.0%
Thirty-Seventh FHA Insurance Project
7.430%, 05/01/22 (F) (G) (Cost $40)	40		40

	Number of Shares
AFFILIATED MONEY MARKET FUND — 2.0%
Allegiant Advantage Institutional Money Market Fund, Class I† (Cost $8,398)	8,397,751		8,398

Total Investments Before Collateral for Loaned Securities – 99.1% (Cost $410,378)			406,782

	Par (000)
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 45.9%
Commercial Paper†† — 2.3%
Autobahn Funding
5.320%, 06/15/07	$4,730		4,709
5.330%, 06/22/07	946		942
Hubbell
5.380%, 06/01/07	1,892		1,892

42

	Par (000)	Value (000)
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — continued
Commercial Paper†† — continued
Queens Health Systems
5.330%, 06/26/07	$1,727	$1,719

		9,262

Master Notes — 12.8%
Bank of America
5.370%, 06/01/07	16,555	16,555
Bear Stearns
5.510%, 06/06/07	17,974	17,974
JPMorgan Securities
5.390%, 06/15/07	17,974	17,975

		52,504

Medium Term Notes — 5.2%
Liquid Funding LLC
5.360%, 11/30/07 (B)	5,203	5,202
5.340%, 06/11/08 (B)	4,730	4,729
Morgan Stanley Dean Witter
5.380%, 07/19/07 (B)	7,568	7,568
5.430%, 02/15/08 (B)	1,892	1,892
5.400%, 04/02/08 (B)	1,892	1,892

		21,283

Repurchase Agreements — 25.6%
Bank of America
5.370%, 06/01/07	678	678
Bear Stearns
5.410%, 06/01/07	28,380	28,380
Lehman Brothers
5.360%, 06/01/07	76,354	76,354

		105,412

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $188,461)‡		188,461

TOTAL INVESTMENTS — 145.0% (Cost $598,839)*		595,243

Other Assets & Liabilities — (45.0)%
Dividends Payable
Class I		(1,117)
Class A		(6)
Class B		(2)
Investment Advisory Fees Payable		(140)
12b-1 Fees Payable
Class I		(35)
Class A		(1)
Administration Fees Payable		(21)
Custody Fees Payable		(5)
Trustees’ Fees Payable		(16)
Payable for Collateral for Loaned Securities		(188,461)
Payable for Investments Purchased		(551)
Payable for Shares of Beneficial Interest Redeemed		(170)
Other		5,826

Total Other Assets & Liabilities		(184,699)

TOTAL NET ASSETS — 100.0%		$410,544

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)		416,741
Distributions in Excess of Net Investment Income		(945)
Accumulated Net Realized Loss on Investments and Foreign Currency Contracts		(1,650)
Net Unrealized Depreciation on Investments and Foreign Currency Contracts		(3,602)

Total Net Assets		$410,544

Net Asset Value and Redemption Price Per Share — Class I ($399,104,508 ÷ 39,911,836 outstanding shares of beneficial interest)		$10.00

Net Asset Value and Redemption Price Per Share — Class A ($9,742,480 ÷ 973,821 outstanding shares of beneficial interest)		$10.00

Maximum Offering Price Per Share — Class A ($10.00 ÷ 95.50%)		$10.47

Net Asset Value and Redemption Price Per Share — Class B ($1,445,674 ÷ 144,081 outstanding shares of beneficial interest)		$10.03

Net Asset Value and Redemption Price Per Share — Class C ($251,572 ÷ 25,111 outstanding shares of beneficial interest)		$10.02

*	Aggregate cost for Federal income tax purposes is (000) $598,951.

Gross unrealized appreciation (000)	$1,040
Gross unrealized depreciation (000)	(4,748)

Net unrealized depreciation (000)	$(3,708)

†	See Note 3 in Notes to Financial Statements.
††	The rate shown is the effective yield at purchase date.
‡	See Note 8 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $184,375.
(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is (000) $8,414 and represents 2.0% of net assets as of May 31, 2007.
(B)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2007.
(C)	Par and Value are less than $500.
(D)	All or a portion of this position has not settled. Contract rates do not take effect until settlement date. This Loan Agreement has additional unfunded loan commitments. See Note 2.
(E)	Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at May 31, 2007. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less that the stated maturity shown.
(F)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees.
(G)	Illiquid Security. Total market value of illiquid securities is (000) $790 and represents 0.2% of net assets as of May 31, 2007.

43

Allegiant Total Return Advantage Fund

STATEMENT OF NET ASSETS

May 31, 2007

Cl — Class

FHA — Federal Housing Authority

LLC — Limited Liability Company

MTN — Medium Term Note

PLC — Public Liability Company

Foreign Currency Contracts:

Settlement Month	Type	Contracts to Receive (000)		In Exchange For (000)	Contracts at Value (000)	Unrealized Depreciation (000)
06/07	Buy	JPY	960,000	$7,925	$7,919	$(6)

JPY — Japanese Yen

See Notes to Financial Statements.

44

Allegiant Ultra Short Bond Fund

STATEMENT OF NET ASSETS

May 31, 2007

	Par (000)	Value (000)
ASSET BACKED SECURITIES — 23.4%
Automotive — 13.4%
BMW Vehicle Owner Trust, Series 2005-A, Cl A3
4.040%, 02/25/09	$844	$841
Carmax Auto Owner Trust, Series 2005-1, Cl A4
4.350%, 03/15/10	1,630	1,612
Chase Manhattan Auto Owner Trust, Series 2006-B, Cl A2
5.280%, 10/15/09	1,353	1,353
DaimlerChrysler Auto Trust, Series 2005-B, Cl A3
4.040%, 09/08/09	1,338	1,332
Nissan Auto Receivables Owner Trust, Series 2005-B, Cl A3
3.990%, 07/15/09	903	897
Nissan Auto Receivables Owner Trust, Series 2004-B, Cl A3
3.350%, 05/15/08	258	258
USAA Auto Owner Trust, Series 2004-3, Cl A3
3.160%, 02/17/09	315	314
Wachovia Auto Owner Trust, Series 2005-A, Cl A3
4.060%, 09/21/09	1,400	1,393
WFS Financial Owner Trust, Series 2003-3, Cl A4
3.250%, 05/20/11	886	882
World Omni Auto Receivables Trust, Series 2004-A, Cl A3
3.290%, 11/12/08	72	72
World Omni Auto Receivables Trust, Series 2005-A, Cl A3
3.540%, 06/12/09	788	785

		9,739

Credit Cards — 7.9%
American Express Credit Account Master Trust, Series 2003-2, Cl A
5.430%, 10/15/10 (A)	1,500	1,502
Bank One Issuance Trust, Series 2002-A3, Cl A3
3.590%, 05/17/10	2,000	1,991
Citibank Credit Card Issuance Trust, Series 2003- A9, Cl A9
5.440%, 11/22/10 (A)	750	751
Citibank Credit Card Issuance Trust, Series 2003-A3, Cl A3
3.100%, 03/10/10	1,500	1,475

		5,719

Energy — 2.1%
Peco Energy Transition Trust, Series 1999-A, Cl A7
6.130%, 03/01/09	1,480	1,487

Total Asset Backed Securities (Cost $16,908)		16,945

U.S. TREASURY OBLIGATIONS — 17.5%
U.S. Treasury Notes — 17.5%
5.125%, 06/30/08#	4,275	4,279
4.875%, 08/15/09#	3,735	3,733
4.750%, 02/28/09#	3,725	3,714
4.625%, 02/29/08#	1,000	997

Total U.S. Treasury Obligations (Cost $12,757)		12,723

U.S. GOVERNMENT AGENCY OBLIGATIONS — 14.2%
Federal Home Loan Bank — 4.5%
5.250%, 08/14/08	3,250	3,249

Federal Home Loan Mortgage Corporation — 4.2%
4.625%, 02/21/08	3,100	3,085

Federal National Mortgage Association — 5.5%
4.750%, 08/10/07	4,000	3,996

Total U.S. Government Agency Obligations (Cost $10,336)		10,330

CORPORATE BONDS — 11.2%
Financial Conduits — 0.4%
Core Investment Grade Bond Trust I
4.642%, 11/30/07	275	274

Financials — 7.9%
Bank of America
6.625%, 08/01/07	887	888
CIT Group
5.000%, 11/24/08	175	174
Citigroup
5.416%, 11/01/07 (A)	1,000	1,001
John Deere Capital (MTN)
4.500%, 08/25/08	350	346
JPMorgan Chase
6.700%, 11/01/07	1,250	1,257
Republic New York
5.875%, 10/15/08	445	447
SLM (MTN)
3.625%, 03/17/08	865	849
UBS Paine Webber Group
7.625%, 10/15/08	740	763

		5,725

Insurance — 1.5%
AXA Financial
6.500%, 04/01/08	400	403
Genworth Financial
5.231%, 05/16/09	160	160
Reliastar Financial
6.500%, 11/15/08	500	505

		1,068

Real Estate Investment Trusts — 0.3%
Simon Property Group LP
6.375%, 11/15/07	250	251

Utilities — 1.1%
Appalachian Power
3.600%, 05/15/08	175	172

45

Allegiant Ultra Short Bond Fund

STATEMENT OF NET ASSETS

May 31, 2007

	Par (000)	Value (000)
CORPORATE BONDS — continued
Utilities — continued
MidAmerican Energy Holdings
4.625%, 10/01/07	$400	$398
Tiers Trust
6.500%, 10/01/07 (B)	225	226

		796

Total Corporate Bonds (Cost $8,135)		8,114

U.S. GOVERNMENT AGENCY MORTGAGE- BACKED OBLIGATIONS — 5.6%
Federal National Mortgage Association — 5.6%
5.500%, 12/01/11	1,909	1,904
5.136%, 01/01/36 (A)	2,146	2,146

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $4,073)		4,050

COLLATERALIZED MORTGAGE OBLIGATIONS — 19.8%
Bank of America Mortgage Securities, Series 2003-A, Cl 1A1
7.360%, 02/25/33 (A)	22	22
Chase Mortgage Finance, Series 2004-S3, Cl 2A1
5.250%, 03/25/34	1,666	1,657
Fannie Mae, Series 2002-61, Cl PE
5.500%, 05/25/16	1,417	1,414
Fannie Mae, Series 2003-35, Cl MB
4.500%, 06/25/13	1,998	1,986
Fannie Mae, Series 2003-60, Cl PA
3.500%, 04/25/19	989	975
Fannie Mae, Series 2005-51, Cl PA
5.500%, 01/25/25	1,973	1,969
Fannie Mae, Series 2005-63, Cl PQ
4.500%, 10/25/24	1,551	1,532
Freddie Mac, Series 1602, Cl PH
6.000%, 04/15/23	906	906
Freddie Mac, Series 2513, Cl JC
5.000%, 06/15/14	576	576
Freddie Mac, Series 2527, Cl BN
5.000%, 02/15/16	1,345	1,335
Freddie Mac, Series 2714 Cl CK
4.000%, 06/15/24	676	670
Ginnie Mae, Series 2002-76, Cl TA
4.500%, 12/16/29	154	149
Washington Mutual, Series 2002-AR10, Cl A6
4.816%, 10/25/32 (A)	1,199	1,195

Total Collateralized Mortgage Obligations (Cost $14,442)		14,386

COMMERCIAL PAPER† — 2.7%
UBS Finance
5.170%, 08/06/07	1,000	990
Westpac Banking
5.170%, 08/16/07	1,000	989

Total Commercial Paper (Cost $1,979)		1,979

COMMERCIAL MORTGAGE-BACKED SECURITY — 2.6%
Credit Suisse First Boston Mortgage Securities, Series 2004-C1, Cl A2
3.516%, 01/15/37	1,890	1,850

Total Commercial Mortgage-Backed Security (Cost $1,819)		1,850

	Number of Shares
AFFILIATED MONEY MARKET FUND — 2.3%
Allegiant Money Market Fund, Class I†† (Cost $1,634)	1,633,784	1,634

Total Investments Before Collateral for Loaned Securities – 99.3% (Cost $72,083)		72,011

	Par (000)
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 15.4%
Commercial Paper† — 0.8%
Autobahn Funding
5.320%, 06/15/07	$281	280
5.330%, 06/22/07	56	56
Hubbell
5.380%, 06/01/07	112	112
Queens Health Systems
5.330%, 06/26/07	103	102

		550

Master Notes — 4.3%
Bank of America
5.370%, 06/01/07	983	983
Bear Stearns
5.510%, 06/06/07	1,067	1,067
JPMorgan Securities
5.390%, 06/15/07	1,067	1,068

		3,118

Medium Term Notes — 1.7%
Liquid Funding LLC
5.360%, 11/30/07 (A)	309	309
5.340%, 06/11/08 (A)	281	281
Morgan Stanley Dean Witter
5.380%, 07/19/07 (A)	449	450
5.430%, 02/15/08 (A)	112	112
5.400%, 04/02/08 (A)	112	112

		1,264

Repurchase Agreements — 8.6%
Bank of America
5.370%, 06/01/07	40	40
Bear Stearns
5.410%, 06/01/07	1,685	1,685

46

	Par (000)	Value (000)
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — continued
Repurchase Agreements — continued
Lehman Brothers
5.360%, 06/01/07	$4,534	$4,535

		6,260

Total Short Term Investments Held as Collateral for Loaned Securities (Cost $11,192)‡		11,192

TOTAL INVESTMENTS — 114.7% (Cost $83,275)*		83,203

Other Assets & Liabilities — (14.7)%
Dividends Payable
Class I		(105)
Investment Advisory Fees Payable		(12)
12b-1 Fees Payable
Class I		(7)
Administration Fees Payable		(4)
Custody Fees Payable		(2)
Trustees’ Fees Payable		(10)
Payable for Collateral for Loaned Securities		(11,192)
Payable for Shares of Beneficial Interest Redeemed		(18)
Other		670

Total Other Assets & Liabilities		(10,680)

TOTAL NET ASSETS — 100.0%		$72,523

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)		75,660
Undistributed Net Investment Income		325
Accumulated Net Realized Loss on Investments		(3,390)
Net Unrealized Depreciation on Investments		(72)

Total Net Assets		$72,523

Net Asset Value, Offering and Redemption Price Per Share — Class I ($71,115,051 ÷ 7,192,081 outstanding shares of beneficial interest)		$9.89

Net Asset Value and Redemption Price Per Share — Class A ($1,407,994 ÷ 142,547 outstanding shares of beneficial interest)		$9.88

Maximum Offering Price Per Share — Class A ($9.88 ÷ 99.00%)		$9.98

*	Aggregate cost for Federal income tax purposes is (000) $83,277.

Gross unrealized appreciation (000)	$112
Gross unrealized depreciation (000)	(186)

Net unrealized depreciation (000)	$(74)

†	The rate shown is the effective yield at purchase date.
††	See Note 3 in Notes to Financial Statements.
‡	See Note 8 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $10,986.
(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2007.
(B)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is (000) $226 and represents 0.3% of net assets as of May 31, 2007.

Cl — Class

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

See Notes to Financial Statements.

47

Allegiant Intermediate Tax Exempt Bond Fund

STATEMENT OF NET ASSETS

May 31, 2007

	Par (000)	Value (000)
MUNICIPAL BONDS — 98.7%
Arizona — 1.6%
Tucson Street & Highway User Authority (RB) Series A (MBIA)
7.000%, 07/01/11	$1,500	$1,678

California — 0.3%
Foothill/Eastern Corridor Capital Appreciation (RB) (ETM) (FSA)
4.894%, 01/01/29 (A)	850	317

Colorado — 0.0%
Colorado Water Resource Power Development Authority (RB) Series A
6.300%, 09/01/14	35	35

Florida — 7.9%
Brevard County School Board (COP) Series C (AMBAC)
5.000%, 07/01/17	1,295	1,379
Florida Board of Education (GO) (ETM)
9.125%, 06/01/14	135	175
Florida Board of Education Capital Outlay (GO) Series D
5.750%, 06/01/22	1,000	1,058
Gulf Breeze Capital Funding (RB) Series A (MBIA)(VDRN)
4.224%, 12/01/17	1,000	1,054
Hillsborough County Capital Improvement, Mosi & County Center Project (RB) (MBIA)
5.000%, 07/01/16	1,750	1,879
Orlando & Orange County Expressway Authority (RB) Series A (AMBAC)
5.250%, 07/01/16	1,500	1,601
Seminole County School Board (COP) Series A (AMBAC)
5.500%, 07/01/15	1,000	1,096

		8,242

Georgia — 6.9%
Atlanta Water & Waste Water Authority (RB) Series A (FGIC)
5.500%, 11/01/13	2,000	2,155
Fulton County Development Authority, Georgia Tech Athletic Association (RB) (AMBAC)
5.500%, 10/01/17	1,750	1,879
Georgia Municipal Electric Authority (RB) Series X (MBIA)
6.500%, 01/01/12	2,000	2,121
Georgia State (GO) Series B
6.650%, 03/01/09	1,000	1,049

		7,204

Hawaii — 2.0%
Honolulu City & County (GO) Series C (MBIA)
5.000%, 07/01/20	2,000	2,113

Illinois — 7.3%
Chicago (GO) Series A (MBIA)
5.500%, 01/01/14	160	170
Chicago, Prerefunded 01/01/11 @ 101 (GO) Series A (MBIA)
5.500%, 01/01/14	740	787
Illinois Highway Toll Authority (RB) Series A (FSA)
5.500%, 01/01/13	1,000	1,078
Illinois Sales Tax Program (RB) Series Q
6.000%, 06/15/12	1,000	1,074
Illinois State (GO) (FGIC)
5.500%, 02/01/16	1,000	1,066
Lake County Community Consolidated School District Number 50, Prerefunded 12/01/08 @ 100 (GO) Series A (FGIC)
6.000%, 12/01/20	1,000	1,034
Lake County Community Consolidated School District Number 50, Woodland (GO) (FSA)
5.000%, 01/01/19	1,280	1,358
University of Illinois (RB) (MBIA)
5.000%, 04/01/18	1,000	1,063

		7,630

Indiana — 14.9%
Ball State University, Housing and Dining System (RB) (FSA)
5.000%, 07/01/21	2,190	2,312
East Chicago Elementary School Building Corporation, First Mortgage (RB)
6.250%, 01/05/16	1,750	1,911
Fort Wayne South Side School Building Corporation, First Mortgage (RB) (FSA)
4.750%, 07/15/11	500	505
Hammond Multi-School Building Corporation, First Mortgage (RB) Series B (ETM)
6.000%, 01/15/18	1,000	1,132
Indiana University (RB) Series O (FGIC)
5.000%, 08/01/21	1,375	1,436
Indianapolis Local Improvement Project (RB) Series D (AMBAC)
5.375%, 02/01/17	1,250	1,306
Purdue University (COP)
5.250%, 07/01/21	3,240	3,577
Wawasee Community School Corporation (RB) (FSA)
5.000%, 07/15/18	1,000	1,079
Westfield High School Building Corporation (RB) (FSA)
5.000%, 07/15/18	2,135	2,286

		15,544

Massachusetts — 2.7%
Massachusetts Bay Transportation Authority, General Transportation Systems Project (RB) Series A
5.750%, 03/01/18	655	656
Massachusetts, Prerefunded 08/01/12 @ 100 (GO) Series D (MBIA)
5.375%, 08/01/20	2,000	2,139

		2,795

Michigan — 8.2%
Detroit Sewer Disposal (RB) Series C (FGIC)
5.250%, 07/01/16	400	439

48

	Par (000)	Value (000)
MUNICIPAL BONDS — continued
Michigan — continued
East Lansing Public Schools (GO) Series B (MBIA)
5.000%, 05/01/20	$750	$789
Goodrich Area School District (GO) Series A (FSA)
5.750%, 05/01/12	520	563
Kent County Hospital Finance Authority, Butterworth Hospital Project (RB) Series A
7.250%, 01/15/13	2,200	2,375
Michigan Municipal Bond Authority (RB) Series A
5.250%, 06/01/12	1,470	1,555
Mona Shores School District (GO) (FGIC)
6.750%, 05/01/09	500	527
Utica Community Schools, School Building and Site, Prerefunded 05/01/13 @ 100 (GO)
5.500%, 05/01/13	500	542
Western School District (GO) (MBIA)
5.900%, 05/01/10	1,680	1,777

		8,567

Mississippi — 2.3%
Mississippi Development Bank Special Obligation (RB) Series A (AMBAC)
5.000%, 07/01/16	1,000	1,075
Mississippi Development Bank Special Obligation, Biloxi Mississippi Project (RB) Series A (AMBAC)
5.000%, 11/01/14	1,190	1,271

		2,346

Missouri — 1.1%
Missouri Environmental Improvement Authority, Revolving Fund Program (RB) Series B
5.500%, 07/01/16	1,000	1,115

Nevada — 3.1%
Clark County (GO) (AMBAC)
5.000%, 11/01/18	2,000	2,136
Clark County School District, Prerefunded 12/15/11 @ 100 (GO) Series F (FSA)
5.500%, 06/15/17	1,000	1,068

		3,204

New Jersey — 1.1%
New Jersey State Transportation Trust Fund Authority, Transportation System (RB) Series B (FGIC)
5.250%, 12/15/14	1,000	1,083

New Mexico — 1.3%
New Mexico Finance Authority (RB) (MBIA)
5.000%, 06/15/19	1,310	1,393

New York — 2.4%
Buffalo Sewer Authority (RB) Series F (FGIC)
6.000%, 07/01/13	1,300	1,408
New York State Power Authority, Prerefunded 01/01/10 @ 100 (RB)
7.000%, 01/01/18	1,000	1,079

		2,487

North Carolina — 1.2%
Iredell County, Iredell County School Project (COP) (AMBAC)
5.000%, 06/01/14	1,140	1,221

Ohio — 1.9%
Ohio Housing Finance Agency, Single-Family Housing Mortgage, Prerefunded 01/15/13 @ 81.88 (RB) (FGIC)
6.399%, 01/15/15 (A)	1,340	875
Perrysburg Exempted Village School District, Prerefunded 12/01/09 @ 101 (GO)
5.350%, 12/01/25	1,000	1,046

		1,921

Oklahoma — 3.1%
Grand River Dam Authority (RB) (AMBAC)
6.250%, 06/01/11	2,500	2,718
Oklahoma Development Finance Authority
5.000%, 02/15/17	500	525

		3,243

Pennsylvania — 1.3%
Northampton County, Prerefunded 08/15/09 @ 100 (GO)
5.125%, 08/15/17	480	494
Philadelphia Parking Authority (RB) (AMBAC)
5.125%, 02/01/09	250	256
Westmoreland County Capital Appreciation (RB) Series A (MBIA)
5.041%, 08/15/23 (A)	1,345	643

		1,393

South Carolina — 2.2%
Charleston County Public Improvement (GO)
6.000%, 09/01/09	1,000	1,048
South Carolina State Public Service Authority (RB) Series B (MBIA)
5.000%, 01/01/19	1,200	1,273

		2,321

Tennessee — 2.0%
Knox County Health, Educational & Housing Facilities Board, University Health System (RB)
5.000%, 04/01/17	1,000	1,032
Memphis Electrical System (RB) Series A (MBIA)
5.000%, 12/01/11	1,000	1,048

		2,080

Texas — 11.0%
Alamo Community College District (GO) Series A (MBIA)
5.000%, 08/15/18	1,405	1,493
Austin Water & Wastewater System (RB) (MBIA)
5.000%, 11/15/17	1,430	1,535
Austin Water & Wastewater System (RB) Series A (AMBAC)
5.500%, 11/15/14	1,000	1,101
Comal Independent School District (GO) (PSF-GTD)
5.500%, 02/01/19	215	226

49

Allegiant Intermediate Tax Exempt Bond Fund

STATEMENT OF NET ASSETS

May 31, 2007

	Par (000)	Value (000)
MUNICIPAL BONDS — continued
Texas — continued
Comal Independent School District, Prerefunded 02/01/11 @ 100 (GO) (PSF-GTD)
5.500%, 02/01/19	$285	$301
Conroe Independent School District (GO) (PSF-GTD)
5.500%, 02/15/15	195	200
Houston (GO) Series E (AMBAC)
5.000%, 03/01/15	1,500	1,601
Houston Water & Sewer System, Prerefunded 12/01/11 @ 100 (RB) Series A (FSA)
5.500%, 12/01/13	650	693
Houston Water & Sewer System (RB) Series A (FSA)
5.500%, 12/01/13	800	855
Robinson Independent School District (GO) (PSF-GTD)
5.750%, 08/15/12	575	598
Texas State Water Financial Assistance (GO)
5.500%, 08/01/17	1,125	1,191
United Independent School District, Prerefunded 08/15/12 @ 100 (GO) (PSF-GTD)
5.375%, 08/15/16	1,585	1,695

		11,489

Utah — 2.0%
Intermountain Power Agency (RB) Series E (FSA)
6.250%, 07/01/09	2,000	2,098

Virginia — 2.0%
Virginia College Building Authority, Higher Education Financing Program (RB) Series A
5.000%, 09/01/15	1,975	2,121

Washington — 5.8%
King County School District Number 406 South Central (GO) (FSA)
5.000%, 12/01/17	2,000	2,127
Seattle Municipal Light & Power (RB)
5.625%, 12/01/18	2,000	2,101
Washington State (GO) Series D (AMBAC)
5.000%, 01/01/15	1,700	1,816

		6,044

Wisconsin — 2.5%
Milwaukee (GO) Series B10 (AMBAC)
5.000%, 02/15/18	2,485	2,636

Puerto Rico — 0.6%
Commonwealth of Puerto Rico (GO) Series A (FSA)
5.500%, 07/01/17	100	112
Puerto Rico Electric Power Authority (RB) Series TT
5.000%, 07/01/17	500	532

		644

Total Municipal Bonds (Cost $101,459)		102,964

	Number of Shares
AFFILIATED MONEY MARKET FUND — 0.0%
Allegiant Tax-Exempt Money Market Fund, Class I† (Cost $22)	21,885	22

TOTAL INVESTMENTS — 98.7% (Cost $101,481)*		102,986

Other Assets & Liabilities — 1.3%
Dividends Payable
Class I		(318)
Class A		(7)
Investment Advisory Fees Payable 12b-1 Fees Payable		(36)
Class I		(13)
Class A		(1)
Administration Fees Payable		(5)
Custody Fees Payable		(2)
Trustees’ Fees Payable		(8)
Payable for Shares of Beneficial Interest Redeemed		(349)
Other		2,118

Total Other Assets & Liabilities		1,379

TOTAL NET ASSETS — 100.0%		$104,365

50

Value (000)
Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$102,528
Distributions in Excess of Net Investment Income	(375)
Undistributed Net Realized Gain on Investments	707
Net Unrealized Appreciation on Investments	1,505

Total Net Assets	$104,365

Net Asset Value, Offering and Redemption Price Per Share — Class I ($98,131,064 ÷ 10,046,938 outstanding shares of beneficial interest)	$9.77

Net Asset Value and Redemption Price Per Share — Class A ($5,823,186 ÷ 594,391 outstanding shares of beneficial interest)	$9.80

Maximum Offering Price Per Share — Class A ($9.80 ÷ 97.00%)	$10.10

Net Asset Value and Offering Price Per Share — Class B ($404,523 ÷ 41,439 outstanding shares of beneficial interest)	$9.76

Net Asset Value and Offering Price Per Share — Class C ($5,992 ÷ 614 outstanding shares of beneficial)	$9.76

*	Aggregate cost for Federal income tax purposes is (000) $101,151.

Gross unrealized appreciation (000)	$2,132
Gross unrealized depreciation (000)	(297)

Net unrealized appreciation (000)	$1,835

†	See Note 3 in Notes to Financial Statements.
(A)	Zero Coupon Bond — the rate shown is the effective yield at purchase date.

AMBAC — American Municipal Bond Assurance Corporation

COP — Certificate of Participation

ETM — Escrowed to Maturity

FGIC — Federal Guaranty Insurance Corporation

FSA — Financial Security Assurance

GO — General Obligation

MBIA — Municipal Bond Insurance Association

PSF-GTD — Public School Fund - Guaranteed

RB — Revenue Bond

VRDN — Variable Rate Demand Note: the rate shown is the rate in effect on May 31, 2007, and the date shown is the final maturity date, not the next reset or put date.

See Notes to Financial Statements.

51

Allegiant Michigan Intermediate Municipal Bond Fund

STATEMENT OF NET ASSETS

May 31, 2007

	Par (000)	Value (000)
MUNICIPAL BONDS — 99.5%
Michigan — 99.5%
Anchor Bay School District (GO) Series II (FGIC)
6.125%, 05/01/11	$350	$378
Byron Center Public School (GO) (MBIA)
8.250%, 05/01/09	1,380	1,493
Chippewa Valley School District, Prerefunded 05/01/12 @ 100 (GO)
5.500%, 05/01/16	1,000	1,072
Detroit Downtown Development (GO) Series A (AMBAC)
6.250%, 07/15/11	1,600	1,736
Detroit Sewer Disposal (RB) Series C (FGIC)
5.250%, 07/01/16	1,200	1,316
Detroit Water Supply System (RB) (FGIC)
6.500%, 07/01/15	1,000	1,158
Detroit Water Supply System (RB) Series A (MBIA)
6.000%, 07/01/13	1,000	1,108
Detroit Water Supply System (RB) Series B (MBIA)
5.550%, 07/01/12	1,450	1,557
East Lansing Public Schools (GO) Series B (MBIA)
5.000%, 05/01/20	1,000	1,053
Forest Hills Public Schools (GO)
5.000%, 05/01/12	1,000	1,048
Goodrich Area School District (GO) Series A (FSA)
5.750%, 05/01/12	500	542
Grand Rapids Building Authority (RB)
5.000%, 04/01/15	1,570	1,677
Grand Rapids Community College (GO) (FSA)
5.000%, 05/01/17	1,315	1,412
Grand Rapids Sanitation & Sewer Systems (RB) Series A (FGIC)
5.375%, 01/01/16	1,535	1,691
Haslett Public School District (GO) (MBIA)
5.000%, 05/01/15	1,030	1,104
Ingham County Building Authority (GO) (MBIA)
5.000%, 07/01/16	1,010	1,081
Jenison Public Schools (GO) (FGIC)
5.250%, 05/01/12	1,000	1,061
Kalamazoo Public Schools (GO) (FSA)
5.000%, 05/01/17	1,000	1,073
Kent County Hospital Finance Authority, Butterworth Hospital Project (RB) Series A
7.250%, 01/15/13	2,800	3,023
Lake Orion Community School District (GO) (MBIA)
5.000%, 05/01/20	1,000	1,062
Lansing Building Authority (GO) (AMBAC)
5.000%, 06/01/19	1,130	1,201
Lansing Community College, College Building & Site (GO) (AMBAC)
5.000%, 05/01/16	1,000	1,077
Michigan State Building Authority, Facilities Program (RB) Series II (AMBAC)
5.000%, 10/15/15	2,350	2,526
Michigan State Environmental Protection Program (GO)
6.250%, 11/01/12	3,250	3,506
Michigan State Hospital Finance Authority, Harper-Grace Hospitals (RB) (ETM)
7.125%, 05/01/09	295	307
Michigan State Hospital Finance Authority, Henry Ford Health System (RB) (ETM) (AMBAC)
6.000%, 09/01/11	500	539
6.000%, 09/01/12	2,000	2,186
Michigan State Hospital Finance Authority (RB) (ETM) Series P (MBIA)
5.375%, 08/15/14	285	298
Michigan State Strategic Fund Limited Obligation, Detroit Edison Project (RB) Series AA (FGIC)
6.950%, 05/01/11	2,000	2,216
Michigan State Trunk Line (RB) (FSA)
5.250%, 11/01/16	1,170	1,287
Michigan State Trunk Line (RB) Series A (MBIA)
5.250%, 11/01/15	2,000	2,186
Mona Shores School District (GO) (FGIC)
6.750%, 05/01/09	1,575	1,661
Northwestern Michigan College (GO) (AMBAC)
5.000%, 04/01/18	1,035	1,098
Oakland County Economic Development Authority, Cranbrook Community Project (RB)
5.000%, 11/01/17	2,350	2,402
Paw Paw Public School District (GO) (FGIC)
6.500%, 05/01/09	665	686
Plainwell Community Schools (GO) (FSA)
5.000%, 05/01/18	1,000	1,062
South Lyon Community Schools (GO) (FGIC)
5.000%, 05/01/16	750	808
Troy City School District (GO) (MBIA)
5.000%, 05/01/14	1,525	1,626
5.000%, 05/01/17	1,175	1,261
Warren Woods Public Schools (GO) (FSA)
5.000%, 05/01/17	1,645	1,766
West Branch Rose City Area School District (GO) (FSA)
5.000%, 05/01/19	1,030	1,087

		56,431

Total Municipal Bonds (Cost $54,262)		56,431

	Number of Shares
MONEY MARKET FUND — 0.0%
JPMorgan Michigan Municipal Money Market Fund (Cost $15)	15,088	15

TOTAL INVESTMENTS — 99.5% (Cost $54,277)*		56,446

52

Value (000)
Other Assets & Liabilities — 0.5%
Dividends Payable
Class I	$(141)
Class A	(9)
Investment Advisory Fees Payable	(20)
12b-1 Fees Payable
Class I	(8)
Class A	(2)
Administration Fees Payable	(3)
Custody Fees Payable	(1)
Trustees’ Fees Payable	(6)
Payable for Shares of Beneficial Interest Redeemed	(76)
Other	534

Total Other Assets & Liabilities	268

TOTAL NET ASSETS — 100.0%	$56,714

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$53,969
Distributions in Excess of Net Investment Income	(150)
Undistributed Net Realized Gain on Investments	726
Net Unrealized Appreciation on Investments	2,169

Total Net Assets	$56,714

Net Asset Value, Offering and Redemption Price Per Share — Class I ($42,756,246 ÷ 4,210,217 outstanding shares of beneficial interest)	$10.16

Net Asset Value and Redemption Price Per Share — Class A ($13,460,092 ÷ 1,326,202 outstanding shares of beneficial interest)	$10.15

Maximum Offering Price Per Share — Class A ($10.15 ÷ 97.00%)	$10.46

Net Asset Value and Offering Price Per Share — Class B ($457,490 ÷ 45,008 outstanding shares of beneficial interest)	$10.16

Net Asset Value and Offering Price Per Share — Class C ($40,442 ÷ 3,975 outstanding shares of beneficial interest)	$10.17

*	Aggregate cost for Federal income tax purposes is (000) $54,136.

Gross unrealized appreciation (000)	$2,367
Gross unrealized depreciation (000)	(57)

Net unrealized appreciation (000)	$2,310

AMBAC — American Municipal Bond Assurance Corporation

ETM — Escrowed to Maturity

FGIC — Federal Guaranty Insurance Corporation

FSA — Financial Security Assurance

GO — General Obligation

MBIA — Municipal Bond Insurance Association

RB — Revenue Bond

See Notes to Financial Statements.

53

Allegiant Ohio Intermediate Tax Exempt Bond Fund

STATEMENT OF NET ASSETS

May 31, 2007

	Par (000)	Value (000)
MUNICIPAL BONDS — 98.2%
Ohio — 97.2%
Akron (GO) (ETM)
6.000%, 12/01/12	$1,000	$1,066
Akron Economic Development (RB) (MBIA)
6.000%, 12/01/12	935	1,009
5.750%, 12/01/09	1,680	1,730
Akron Sewer System (RB) (AMBAC)
5.000%, 12/01/16	1,500	1,621
Ashland City School District, Elementary Schools Facilities Project (COP) (AMBAC)
5.100%, 12/01/09	245	253
5.000%, 12/01/08	200	204
Bellefontaine City School District, Prerefunded 12/01/09 @ 101 (GO) (MBIA)
5.750%, 12/01/18	505	534
Bowling Green State University, Prerefunded 06/01/10 @ 101 (RB) (FGIC)
5.750%, 06/01/12	1,000	1,064
Butler County Transportation Improvement, Prerefunded 04/01/08 @ 102 (RB) Series A (FSA)
6.000%, 04/01/10	600	623
Centerville Capital Facilities (GO) (MBIA)
5.650%, 12/01/18	45	45
Chesapeake-Union Exempted Village School District, Prerefunded 12/01/09 @ 102 (GO) (AMBAC)
6.250%, 12/01/22	1,000	1,078
Cincinnati City School District, Prerefunded 12/01/11 @ 100 (GO) (MBIA)
5.375%, 12/01/16	1,000	1,064
Cincinnati Water System (RB)
5.000%, 12/01/16	1,200	1,263
Clermont County Water Works, Sewer District Project (RB) (AMBAC)
5.250%, 08/01/15	2,830	3,047
Cleveland Packaging Facilities (RB) (FSA)
5.250%, 09/15/20	1,220	1,353
5.250%, 09/15/22	1,790	1,994
Cleveland Public Power Systems, First Mortgage (RB) Series 1 (MBIA)
6.000%, 11/15/10	445	476
Cleveland Waterworks (RB) Series H (MBIA)
5.625%, 01/01/13	35	35
Cleveland Waterworks (RB) Series N (MBIA)
5.000%, 01/01/18	2,190	2,336
Columbus (GO) Series C
5.000%, 07/15/14	1,270	1,358
Cuyahoga County (GO)
5.650%, 05/15/18	600	676
Delaware County Capital Facilities, Prerefunded 12/01/10 @ 101 (GO)
6.000%, 12/01/12	545	589
6.000%, 12/01/13	575	621
Dublin City School District (GO) (MBIA)
5.000%, 12/01/18	1,000	1,069
Erie County Garbage & Refuse Landfill Improvement (GO) (FSA)
5.500%, 12/01/20	1,305	1,431
Fairfield City School District Improvement (GO) (FGIC)
5.500%, 12/01/15	1,000	1,066
Forest Hills Local School District (GO) (MBIA)
6.000%, 12/01/09	830	875
Franklin County (GO)
5.000%, 12/01/15	1,875	2,021
5.000%, 12/01/16	1,000	1,077
Greater Cleveland Regional Transportation Authority, Prerefunded 12/01/11 @ 100 (GO) Series A (MBIA)
5.000%, 12/01/18	570	597
5.000%, 12/01/19	495	519
Greene County Sewer System (RB) (AMBAC)
5.000%, 12/01/16	1,500	1,612
Hamilton City School District (GO) (MBIA)
5.000%, 12/01/18	2,100	2,232
Hamilton City School District (GO) Series A
6.150%, 12/01/13	1,000	1,127
Hamilton County Sales Tax (RB) Series A (AMBAC)
5.000%, 12/01/17	2,000	2,155
Hamilton County Sewer System (RB) Series A (MBIA)
5.000%, 12/01/17	1,500	1,601
Hamilton County Sewer System (RB) Series B (MBIA)
5.000%, 12/01/17	1,325	1,419
Hilliard (GO) (MBIA)
5.000%, 12/01/21	1,000	1,057
Indian Hill Exempted Village School District, Prerefunded 12/01/11 @ 100 (GO)
5.500%, 12/01/16	1,300	1,389
Lakota Local School District (GO) (FGIC)
5.500%, 12/01/15	1,245	1,385
5.500%, 12/01/16	1,380	1,546
Lebanon City School District, Prerefunded 12/01/11 @ 100 (GO) (FSA)
5.500%, 12/01/16	2,000	2,137
Licking County Joint Vocational School District (GO) (MBIA)
5.375%, 12/01/17	1,670	1,799
Lima City School District, Prerefunded 12/01/10 @ 102 (GO) (AMBAC)
5.500%, 12/01/22	1,000	1,073
Mad River Local School District (GO) (FGIC)
5.750%, 12/01/14	1,060	1,187
Mad River Local School District, Prerefunded 12/01/12 @ 100 (GO) (FGIC)
5.750%, 12/01/19	1,020	1,115
Massillon (GO) (AMBAC)
5.500%, 12/01/18	1,405	1,517
Miami University General Receipts (RB) (AMBAC)
5.500%, 12/01/13	2,125	2,322
5.000%, 09/01/15	1,695	1,821
Middletown (GO) (FGIC)
5.750%, 12/01/12	650	686
5.750%, 12/01/13	640	675
Montgomery County (GO)
5.500%, 12/01/20	1,515	1,603
5.375%, 12/01/16	1,250	1,321

54

	Par (000)	Value (000)
MUNICIPAL BONDS — continued
Ohio — continued
Montgomery County Solid Waste Authority (RB) (MBIA)
5.350%, 11/01/10	$900	$906
5.125%, 11/01/08	500	503
Ohio Building Authority, Arts Facility Project, Prerefunded 04/01/11 @ 100 (RB) Series A
5.500%, 04/01/16	1,000	1,058
Ohio Capital Corp. for Housing Mortgage (RB) Series D (FHA)
5.350%, 02/01/09	115	118
Ohio Capital Corp. for Housing Mortgage, Unrefunded (RB) Series D (FHA)
5.350%, 02/01/09	420	430
Ohio Common School Capital Facility (GO) Series B
5.500%, 09/15/13	2,640	2,875
Ohio Conservation Projects (GO) Series A
5.250%, 09/01/16	1,600	1,675
Ohio Department of Administrative Services Office Project (COP) (AMBAC)
5.000%, 12/15/12	1,210	1,241
Ohio Housing Finance Agency, Single-Family Housing Mortgage (RB) Series A (VRDN)
5.766%, 04/01/17	5	5
Ohio State Cultural and Sports Capital Facilities (RB) Series A (FSA)
5.000%, 04/01/17	2,115	2,269
Ohio State Higher Education (GO) Series A
5.375%, 08/01/18	1,000	1,061
Ohio State Higher Education (GO) Series B
5.250%, 11/01/12	1,000	1,067
Ohio State Higher Educational Facilities Commission, Case Western Reserve University Project (RB)
6.250%, 10/01/17	4,310	5,083
Ohio State Higher Educational Facilities Commission, Kenyon College Project (RB) (VRDN)
5.050%, 07/01/37	1,500	1,589
Ohio State Higher Educational Facilities Commission, Oberlin College Project (RB)
5.250%, 10/01/14	1,045	1,131
Ohio State Higher Educational Facilities Commission, University of Dayton 2001 Project (RB) (AMBAC)
5.500%, 12/01/11	2,500	2,670
Ohio State Higher Educational Facilities Commission, Wittenberg University Project (RB)
5.500%, 12/01/18	1,870	1,960
Ohio State University General Receipts, Prerefunded 12/01/09 @ 101 (RB) Series A
5.750%, 12/01/13	615	650
Ohio State Water & Pollution Control Development Authority, Water Quality Loan Funding Project, Prerefunded 12/01/07 @ 101 (RB) (MBIA)
5.000%, 12/01/14	40	41
Ohio State Water Development Authority, Drinking Water Assistance Fund (RB) Series B
5.000%, 06/01/15	$1,345	$1,444
5.000%, 12/01/15	1,260	1,356
Ohio State Water Development Authority, Fresh Water Project (RB) (ETM) (AMBAC)
5.600%, 06/01/07	500	500
Ohio State Water Development Authority, Fresh Water Project (RB) Series B (FSA)
5.500%, 12/01/20	1,835	2,085
Ohio State Water Development Authority, Pure Water Project (RB) (ETM) Series I (AMBAC)
7.250%, 12/01/08	140	143
Ohio Turnpike Commission Authority (RB) Series A (FGIC)
5.500%, 02/15/17	2,000	2,237
5.500%, 02/15/18	1,000	1,123
Ohio Turnpike Commission Authority (RB) Series B (FSA)
5.500%, 02/15/13	1,000	1,083
Olentangy Local School District, Prerefunded 06/01/12 @ 100 (GO) (FSA)
5.500%, 12/01/19	1,210	1,300
Olentangy Local School District, Unrefunded (GO) (FSA)
5.500%, 12/01/19	35	37
Ottawa County (GO) (MBIA)
5.400%, 09/01/11	500	519
Perrysburg Exempted Village School District (GO) Series B (FSA)
5.750%, 12/01/12	1,225	1,339
Princeton City School District, Prerefunded 12/01/13 @ 100 (GO) (MBIA)
5.250%, 12/01/17	2,025	2,183
Richland County (GO) (AMBAC)
5.200%, 12/01/08	465	468
Sharonville (GO) (FGIC)
5.250%, 06/01/13	1,000	1,073
Southwest Licking Local School District (GO) (FGIC)
5.750%, 12/01/15	550	622
5.750%, 12/01/16	400	456
Springboro Sewer System (RB) (MBIA)
5.700%, 06/01/18	1,260	1,275
Strongsville City School District (GO) (MBIA)
5.200%, 12/01/09	670	693
Summit County, Prerefunded 12/01/10 @ 101 (GO) (FGIC)
6.250%, 12/01/11	1,235	1,344
Teays Valley Local School District, Facilities Construction & Improvement (GO) (MBIA)
5.375%, 12/01/20	1,000	1,051
Teays Valley Local School District, Prerefunded 12/01/10 @ 100 (GO) (FGIC)
5.000%, 12/01/19	1,070	1,137
Troy City School District (GO) (FSA)
5.000%, 12/01/18	1,065	1,128
University of Cincinnati General Receipts (RB) Series D (AMBAC)
5.000%, 06/01/16	2,000	2,141

55

Allegiant Ohio Intermediate Tax Exempt Bond Fund

STATEMENT OF NET ASSETS

May 31, 2007

	Par (000)	Value (000)
MUNICIPAL BONDS — continued
Ohio — continued
University of Cincinnati General Receipts (RB) Series T
5.500%, 06/01/11	$1,110	$1,174
Upper Arlington City School District (GO) (FSA)
5.000%, 12/01/15	2,000	2,148
Valley View Village Street Improvement (GO) (AMBAC)
5.550%, 12/01/20	450	480
Warrensville Height City School District (GO) (FGIC)
5.625%, 12/01/20	1,400	1,495
Washington County Hospital Facility Authority, Marietta Area Healthcare Project (RB) (FSA)
5.375%, 09/01/18	1,500	1,556
West Chester Township (GO) (AMBAC)
5.750%, 12/01/15	2,145	2,424
West Geauga Local School District (GO) (AMBAC)
8.250%, 11/01/12	710	859
Westerville (GO)
5.250%, 12/01/12	1,205	1,256
Wyoming City School District (GO) Series B (FGIC)
5.750%, 12/01/13	135	149
5.750%, 12/01/14	690	773
5.750%, 12/01/15	740	836
5.750%, 12/01/16	800	912
5.750%, 12/01/17	400	459

		133,063

Puerto Rico — 1.0%
Commonwealth of Puerto Rico Infrastructure Financing Authority (STRB) Series C (AMBAC)
5.500%, 07/01/17	400	450
Puerto Rico Electric Power Authority (RB) Series VV
5.500%, 07/01/20	800	891

		1,341

Total Municipal Bonds (Cost $132,040)		134,404

	Number of Shares
AFFILIATED MONEY MARKET FUND — 0.1%
Allegiant Ohio Municipal Money Market Fund, Class I† (Cost $103)	102,957	103

TOTAL INVESTMENTS — 98.3% (Cost $132,143)*		134,507

Other Assets & Liabilities — 1.7%
Dividends Payable
Class I		(389)
Class A		(6)
Class B		(1)
Class C		(1)
Investment Advisory Fees Payable		(47)
12b-1 Fees Payable
Class I		(15)
Class A		(2)
Administration Fees Payable		(7)
Custody Fees Payable		(2)
Trustees’ Fees Payable		(9)
Payable for Shares of Beneficial Interest Redeemed		(136)
Other		2,956

Total Other Assets & Liabilities		2,341

TOTAL NET ASSETS — 100.0%		$136,848

56

Value (000)
Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$135,305
Distributions in Excess of Net Investment Income	(65)
Accumulated Net Realized Loss on Investments	(756)
Net Unrealized Appreciation on Investments	2,364

Total Net Assets	$136,848

Net Asset Value, Offering and Redemption Price Per Share — Class I ($ 125,425,584 ÷ 11,473,675 outstanding shares of beneficial interest)	$10.93

Net Asset Value and Redemption Price Per Share — Class A ($10,093,797 ÷ 926,541 outstanding shares of beneficial interest)	$10.89

Maximum Offering Price Per Share — Class A ($10.89 ÷ 97.00%)	$11.23

Net Asset Value and Offering Price Per Share — Class B ($716,311 ÷ 65,880 outstanding shares of beneficial interest)	$10.87

Net Asset Value and Offering Price Per Share — Class C ($611,984 ÷ 56,249 outstanding shares of beneficial interest)	$10.88

*	Aggregate cost for Federal income tax purposes is (000) $132,141.

Gross unrealized appreciation (000)	$2,716
Gross unrealized depreciation (000)	(350)

Net unrealized appreciation (000)	$2,366

†	See Note 3 in Notes to Financial Statements.

AMBAC — American Municipal Bond Assurance Corporation

COP — Certificate of participation

ETM — Escrowed to Maturity

FGIC — Federal Guaranty Insurance Corporation

FHA — Federal Housing Authority

FSA — Financial Security Assurance

GO — General Obligation

MBIA — Municipal Bond Insurance Association

RB — Revenue Bond

STRB — Special Tax Revenue Bond

VRDN — Variable Rate Demand Note: the rate shown is the rate in effect on May 31, 2007, and the date shown is the final maturity date, not the next reset or put date.

See Notes to Financial Statements.

57

Allegiant Pennsylvania Intermediate Municipal Bond Fund

STATEMENT OF NET ASSETS

May 31, 2007

	Par (000)	Value (000)
MUNICIPAL BONDS — 97.0%
Pennsylvania — 90.8%
Allegheny County Higher Education Authority, Duquesne University Project (RB) (AMBAC)
6.500%, 03/01/10	$380	$406
Allegheny County Higher Education Authority, Duquesne University Project (RB) (ETM) Series A (AMBAC)
5.000%, 04/01/19	500	520
Allegheny County Port Authority, Prerefunded 03/01/09 @ 101 (RB) (MBIA)
6.250%, 03/01/17	385	405
Allegheny County Sewer Sanitation Authority (RB) (MBIA)
5.750%, 12/01/09	225	236
Blair County (GO) Series A (AMBAC)
5.375%, 08/01/13	270	292
5.000%, 08/01/12	500	527
Blair County Hospital Authority, Altoona Hospital Project (RB) Series A (AMBAC)
5.250%, 07/01/09	300	307
Bradford County School District (GO) (FGIC)
5.250%, 10/01/07	700	701
Central Dauphin School District (GO) (FSA)
5.000%, 12/01/20	1,000	1,050
Danville Area School District (GO) (FGIC)
5.000%, 05/15/11	545	568
Delaware County (GO)
5.125%, 11/15/16	425	427
Delaware River Port Authority, Pennsylvania & New Jersey Bridges Project (RB) (FSA)
5.500%, 01/01/10	400	417
Erie County (GO) Series B (FGIC)
5.000%, 09/01/21	920	989
Garnet Valley School District (GO) (FGIC)
5.375%, 04/01/13	500	533
Gettysburg College Municipal Authority (RB) (MBIA)
5.375%, 08/15/13	1,000	1,083
Hempfield Township Municipal Authority, Westmoreland County (RB) (FSA)
5.000%, 09/01/16	1,550	1,662
Montgomery County (GO) Series B
5.250%, 10/15/17	1,465	1,616
Moon Area School District (GO) Series A (FGIC)
5.202%, 11/15/11 (A)	1,070	894
North Hills School District, Prerefunded 12/15/15 @ 100 (GO) (FSA)
5.000%, 12/15/19	1,055	1,136
North Huntingdon Township (RB) (AMBAC)
5.500%, 04/01/15	1,025	1,083
North Wales Water Authority (RB) (FGIC)
5.000%, 11/01/13	350	352
Northampton County (GO)
5.125%, 08/15/17	255	261
Northampton County General Purpose Authority (RB)
5.250%, 10/01/15	1,000	1,094
Oxford Area School District, Prerefunded 02/15/12 @ 100 (GO) Series A (FGIC)
5.500%, 02/15/13	460	492
Parkland School District (GO) (FGIC)
5.375%, 09/01/14	1,000	1,093
Pennsylvania Convention Center Authority (RB) (ETM) Series A (FGIC)
6.000%, 09/01/19	3,000	3,513
Pennsylvania State Higher Educational Facilities Authority, La Salle University Project (RB) (MBIA)
5.625%, 05/01/17	500	503
Pennsylvania State Intergovernmental Cooperative Authority, Special Tax, City of Philadelphia Funding Program (RB) (FGIC)
5.250%, 06/15/17	500	513
Pennsylvania State Turnpike Commission (RB) Series A (FSA)
5.000%, 07/15/12	1,000	1,053
5.000%, 07/15/15	915	983
Pennsylvania State University (RB)
5.250%, 08/15/11	475	501
5.250%, 08/15/13	1,000	1,075
5.000%, 03/01/13	1,000	1,058
Perkiomen Valley School District (GO) (FSA)
5.000%, 02/01/17	100	101
Philadelphia Hospital Authority, Graduate Hospital Project (RB) (ETM)
7.000%, 07/01/10	170	178
Philadelphia Water & Waste Water Authority (RB) (MBIA)
6.250%, 08/01/11	200	218
Pittsburgh Area School District (GO) Series A (FSA)
5.250%, 09/01/12	2,000	2,132
Pittsburgh Public Parking Authority (RB) (ETM) (AMBAC)
6.000%, 12/01/09	945	996
Pittsburgh Water & Sewer Authority, Prerefunded 06/01/12 @ 100 (RB) (AMBAC)
5.000%, 12/01/14	185	195
Pittsburgh Water & Sewer Authority (RB) Series A (FGIC)
5.000%, 09/01/18	570	575
Southeastern Transportation Authority (RB) Series A (FGIC)
5.250%, 03/01/17	1,070	1,107
State Public School Building Authority, Delaware County Community College Project, Prerefunded 10/01/10 @ 100 (RB) (MBIA)
5.750%, 10/01/16	150	159
State Public School Building Authority, Montgomery County Community College Project (RB)
4.600%, 05/01/12	160	165
Tredyffrin-Easttown School District (GO)
5.000%, 02/15/15	500	535
Washington County Lease Authority, Special Sub-Series (RB) (ETM)
7.875%, 12/15/18	1,000	1,343
West Whiteland Municipal Sewer Authority (RB) (ETM)
6.400%, 09/15/13	240	260

58

	Par (000)	Value (000)
MUNICIPAL BONDS — continued
Pennsylvania — continued
York County (GO) (MBIA)
5.000%, 06/01/17	$1,000	$1,071

		36,378

Puerto Rico — 6.2%
Commonwealth of Puerto Rico Electric Power Authority (RB) Series VV (LOC - UBS Securities)
5.500%, 07/01/20	200	223
Commonwealth of Puerto Rico Infrastructure Financing Authority (STRB) Series C (AMBAC)
5.500%, 07/01/17	600	675
Commonwealth of Puerto Rico (GO) Series A (FSA)
5.500%, 07/01/17	1,400	1,575

		2,473

Total Municipal Bonds (Cost $37,859)		38,851

	Number of Shares
AFFILIATED MONEY MARKET FUND — 0.8%
Allegiant Pennsylvania Tax-Exempt Money Market Fund, Class I† (Cost $351)	350,693	351

TOTAL INVESTMENTS — 97.8% (Cost $38,210)*		39,202

Other Assets & Liabilities — 2.2%
Dividends Payable
Class I		(112)
Class A		(2)
Investment Advisory Fees Payable		(14)
12b-1 Fees Payable
Class I		(5)
Administration Fees Payable		(2)
Custody Fees Payable		(1)
Trustees’ Fees Payable		(3)
Payable for Shares of Beneficial Interest Redeemed		(137)
Other		1,142

Total Other Assets & Liabilities		866

TOTAL NET ASSETS — 100.0%		$40,068

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)		$38,963
Distributions in Excess of Net Investment Income		(103)
Undistributed Net Realized Gain on Investments		216
Net Unrealized Appreciation on Investments		992

Total Net Assets		$40,068

Net Asset Value, Offering and Redemption Price Per Share — Class I ($ 37,521,335 ÷ 3,649,863 outstanding shares of beneficial interest)		$10.28

Net Asset Value and Redemption Price Per Share — Class A ($2,002,500 ÷ 194,431outstanding shares of beneficial interest)		$10.30

Maximum Offering Price Per Share — Class A ($10.30 ÷ 97.00%)		$10.62

Net Asset Value and Offering Price Per Share — Class C ($543,864 ÷ 52,844 outstanding shares of beneficial interest)		$10.29

*	Aggregate cost for Federal income tax purposes is (000) $38,199.

Gross unrealized appreciation (000)	$1,045
Gross unrealized depreciation (000)	(42)

Net unrealized appreciation (000)	$1,003

†	See Note 3 in Notes to Financial Statements.
(A)	Zero Coupon Bond — the rate shown is the effective yield at purchase date.

AMBAC — American Municipal Bond Assurance Corporation

ETM — Escrowed to Maturity

FGIC — Federal Guaranty Insurance Corporation

FSA — Financial Security Assurance

GO — General Obligation

LOC — Letter of Credit

MBIA — Municipal Bond Insurance Association

RB — Revenue Bond

STRB — Special Tax Revenue Bond

See Notes to Financial Statements.

59

Allegiant Fixed Income Funds

STATEMENTS OF OPERATIONS (000)

Year Ended May 31, 2007

	Bond Fund	Government Mortgage Fund	Intermediate Bond Fund
Investment Income:
Interest	$18,396	$14,547	$18,331
Income from affiliate(1)	339	268	286
Security lending income	193	18	258

Total Investment Income	18,928	14,833	18,875

Expenses:
Investment advisory fees	1,988	1,475	2,110
Administration fees	217	161	230
12b-1 fees:
Class I	69	49	73
Class A	1	3	2
Class B	5	25	37
Class C	1	13	3
Shareholder services fees:
Class A	17	36	23
Class B	2	8	12
Class C	–	4	1
Transfer agent fees	72	72	88
Custodian fees	31	49	29
Professional fees	32	26	36
Pricing service fees	15	97	12
Printing and shareholder reports	18	10	22
Registration and filing fees	20	10	20
Trustees’ fees	23	17	25
Miscellaneous	21	17	56

Total Expenses	2,532	2,072	2,779

Less:
Waiver of investment advisory fees	(361)	(402)	(575)

Net Expenses	2,171	1,670	2,204

Net Investment Income	16,757	13,163	16,671

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold	1,906	1,931	578
Net change in unrealized appreciation/depreciation on investments	4,181	1,705	3,935

Net Gain on Investments	6,087	3,636	4,513

Net Increase in Net Assets Resulting from Operations	$22,844	$16,799	$21,184

(1)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

60

	Limited Maturity Bond Fund	Total Return Advantage Fund	Ultra Short Bond Fund
Investment Income:
Interest	$7,497	$19,007	$3,845
Income from affiliate(1)	128	429	91
Security lending income	47	262	22
Less: foreign taxes withheld	—	(2)	—

Total Investment Income	7,672	19,696	3,958

Expenses:
Investment advisory fees	747	2,062	333
Administration fees	100	225	50
12b-1 fees:
Class I	32	70	15
Class A	1	2	—
Class B	5	10	—
Class C	4	2	—
Shareholder services fees:
Class A	10	21	4
Class B	2	3	—
Class C	1	1	—
Transfer agent fees	34	215	10
Custodian fees	19	30	12
Professional fees	18	33	12
Pricing service fees	15	14	9
Printing and shareholder reports	8	22	2
Registration and filing fees	16	18	9
Trustees’ fees	12	22	5
Miscellaneous	11	24	5

Total Expenses	1,035	2,774	466

Less:
Waiver of investment advisory fees	(166)	(562)	(167)

Net Expenses	869	2,212	299

Net Investment Income	6,803	17,484	3,659

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments sold	(90)	1,734	(134)
Net realized loss on foreign currency transactions	—	(843)	—
Net realized gain on swap agreements	—	337	—
Net change in unrealized appreciation/depreciation on investments and swap agreements	1,650	2,927	576
Net change in unrealized appreciation/depreciation on foreign currency translation	—	26	—

Net Gain on Investments	1,560	4,181	442

Net Increase in Net Assets Resulting from Operations	$8,363	$21,665	$4,101

(1)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

61

Allegiant Tax Exempt Bond Funds

STATEMENTS OF OPERATIONS (000)

Year Ended May 31, 2007

	Intermediate Tax Exempt Bond Fund	Michigan Intermediate Municipal Bond Fund	Ohio Intermediate Tax Exempt Bond Fund	Pennsylvania Intermediate Municipal Bond Fund
Investment Income:
Interest	$5,001	$3,423	$6,126	$1,780
Income from affiliate(1)	18	9	16	9

Total Investment Income	5,019	3,432	6,142	1,789

Expenses:
Investment advisory fees	628	393	789	239
Administration fees	68	43	86	26
12b-1 fees:
Class I	21	11	26	7
Class A	1	3	2	—
Class B	3	4	7	—
Class C	—	1	5	4
Shareholder services fees:
Class A	15	42	26	5
Class B	1	1	2	—
Class C	—	—	2	1
Transfer agent fees	21	18	27	8
Custodian fees	10	7	13	6
Professional fees	15	14	25	8
Pricing service fees	14	8	19	9
Printing and shareholder reports	6	4	7	2
Registration and filing fees	19	7	5	4
Trustees’ fees	8	5	9	3
Miscellaneous	10	8	12	6

Total Expenses	840	569	1,062	328

Less:
Waiver of investment advisory fees	(171)	(107)	(215)	(65)

Net Expenses	669	462	847	263

Net Investment Income	4,350	2,970	5,295	1,526

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold	960	1,320	539	219
Net change in unrealized appreciation/depreciation on investments	(1,230)	(1,665)	(612)	(57)

Net Gain (Loss) on Investments	(270)	(345)	(73)	162

Net Increase in Net Assets Resulting from Operations	$4,080	$2,625	$5,222	$1,688

(1)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

62

THIS PAGE INTENTIONALLY LEFT BLANK

Allegiant Fixed Income Funds

STATEMENTS OF CHANGES IN NET ASSETS (000)

	Bond Fund For the Year Ended		Government Mortgage Fund For the Year Ended
	May 31, 2007	May 31, 2006	May 31, 2007	May 31, 2006
Investment Activities:
Net investment income	$16,757	$16,310	$13,163	$12,530
Net realized gain (loss) on investments sold, futures, foreign currency transactions and swap agreements	1,906	(6,467)	1,931	(4,735)
Net change in unrealized appreciation/depreciation on investments, swap agreements and foreign currency translation	4,181	(12,716)	1,705	(7,636)

Net increase (decrease) in net assets resulting from operations	22,844	(2,873)	16,799	159

Dividends and Distributions to Shareholders:
Dividends from net investment income:
Class I	(15,719)	(16,221)	(12,431)	(11,945)
Class A	(294)	(379)	(690)	(878)
Class B	(23)	(28)	(137)	(169)
Class C	(6)	(8)	(71)	(85)
Class R(1)	—	—	—	(3)
Distributions from net realized capital gains
Class I	—	—	—	—
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R(1)	—	—	—	—

Total dividends and distributions	(16,042)	(16,636)	(13,329)	(13,080)

Share Transactions:
Proceeds from shares issued:
Class I	54,908	72,445	51,388	65,615
Class A	386	917	1,150	2,879
Class B	23	72	30	196
Class C	—	16	111	976
Class R(1)		—	—	20
Reinvestment of dividends and distributions:
Class I	2,850	2,743	1,927	1,395
Class A	198	252	492	627
Class B	20	23	101	125
Class C	6	8	57	62
Class R(1)	—	—	—	3

Total proceeds from shares issued and reinvested	58,391	76,476	55,256	71,898

Value of shares redeemed:
Class I	(66,414)	(71,603)	(57,641)	(49,857)
Class A	(1,825)	(4,095)	(6,067)	(7,750)
Class B	(177)	(271)	(870)	(1,398)
Class C	(15)	(106)	(829)	(976)
Class R(1)	—	—	—	(218)

Total value of shares redeemed	(68,431)	(76,075)	(65,407)	(60,199)

Increase (decrease) in net assets from share transactions	(10,040)	401	(10,151)	11,699

Total increase (decrease) in net assets	(3,238)	(19,108)	(6,681)	(1,222)

Net Assets:
Beginning of year	367,920	387,028	267,101	268,323

End of year*	$364,682	$367,920	$260,420	$267,101

* Including undistributed (distributions in excess of ) net investment income	$111	$(686)	$59	$(99)

64

	Intermediate Bond Fund For the Year Ended		Limited Maturity Bond Fund For the Year Ended		Total Return Advantage Fund For the Year Ended		Ultra Short Bond Fund For the Year Ended
	May 31, 2007	May 31, 2006	May 31, 2007	May 31, 2006	May 31, 2007	May 31, 2006	May 31, 2007	May 31, 2006
Investment Activities:
Net investment income	$16,671	$18,046	$6,803	$6,440	$17,484	$13,628	$3,659	$4,759
Net realized gain (loss) on investments sold, futures, foreign currency transactions and swap agreements	578	(9,328)	(90)	(2,423)	1,228	(3,500)	(134)	(1,044)
Net change in unrealized appreciation/depreciation on investments, swap agreements and foreign currency translation	3,935	(9,578)	1,650	(162)	2,953	(13,387)	576	(8)

Net increase (decrease) in net assets resulting from operations	21,184	(860)	8,363	3,855	21,665	(3,259)	4,101	3,707

Dividends and Distributions to Shareholders:
Dividends from net investment income:
Class I	(15,351)	(17,375)	(6,626)	(6,630)	(16,788)	(13,330)	(3,553)	(4,820)
Class A	(365)	(468)	(159)	(181)	(360)	(191)	(60)	(54)
Class B	(156)	(176)	(22)	(25)	(48)	(37)	—	—
Class C	(14)	(12)	(15)	(17)	(9)	(9)	—	—
Class R(1)	—	—	—	(2)	—	(7)	—	—
Distributions from net realized capital gains
Class I	—	—	—	—	—	(2,026)	—	—
Class A	—	—	—	—	—	(30)	—	—
Class B	—	—	—	—	—	(8)	—	—
Class C	—	—	—	—	—	(1)	—	—
Class R(1)	—	—	—	—	—	(1)	—	—

Total dividends and distributions	(15,886)	(18,031)	(6,822)	(6,855)	(17,205)	(15,640)	(3,613)	(4,874)

Share Transactions:
Proceeds from shares issued:
Class I	43,003	64,032	17,172	22,136	147,441	112,970	6,898	15,469
Class A	551	880	68	482	4,649	3,901	19	226
Class B	1	60	—	10	354	270	—	—
Class C	77	205	—	8	148	151	—	—
Class R(1)	—	—	—	17	—	103	—	—
Reinvestment of dividends and distributions:
Class I	4,145	4,118	2,941	2,277	5,063	5,194	2,056	2,400
Class A	308	377	112	113	292	132	57	50
Class B	144	160	19	22	34	35	—	—
Class C	13	11	12	13	8	9	—	—
Class R(1)	—	—	—	1	—	9	—	—

Total proceeds from shares issued and reinvested	48,242	69,843	20,324	25,079	157,989	122,774	9,030	18,145

Value of shares redeemed:
Class I	(115,473)	(106,842)	(37,143)	(62,907)	(83,884)	(93,326)	(36,438)	(97,270)
Class A	(2,856)	(4,207)	(1,369)	(2,543)	(1,409)	(1,999)	(218)	(384)
Class B	(726)	(1,370)	(339)	(371)	(111)	(263)	—	—
Class C	(147)	(199)	(112)	(363)	(123)	(281)	—	—
Class R(1)	—	—	—	(187)	—	(660)	—	—

Total value of shares redeemed	(119,202)	(112,618)	(38,963)	(66,371)	(85,527)	(96,529)	(36,656)	(97,654)

Increase (decrease) in net assets from share transactions	(70,960)	(42,775)	(18,639)	(41,292)	72,462	26,245	(27,626)	(79,509)

Total increase (decrease) in net assets	(65,662)	(61,666)	(17,098)	(44,292)	76,922	7,346	(27,138)	(80,676)

Net Assets:
Beginning of year	420,975	482,641	177,305	221,597	333,622	326,276	99,661	180,337

End of year*	$355,313	$420,975	$160,207	$177,305	$410,544	$333,622	$72,523	$99,661

* Including undistributed (distributions in excess of ) net investment income	$194	$(710)	$(284)	$(361)	$(945)	$(719)	$325	$289

(1)	See Note 1 in Notes to Financial Statements.

See Notes to Financial Statements.

65

Allegiant Tax Exempt Bond Funds

STATEMENTS OF CHANGES IN NET ASSETS (000)

	Intermediate Tax Exempt Bond Fund For the Year Ended
	May 31, 2007	May 31, 2006
Investment Activities:
Net investment income	$4,350	$4,968
Net realized gain on investments sold	960	958
Net change in unrealized appreciation/depreciation on investments	(1,230)	(4,726)

Net increase in net assets resulting from operations	4,080	1,200

Dividends and Distributions to Shareholders:
Dividends from net investment income:
Class I	(4,127)	(4,699)
Class A	(211)	(253)
Class B	(12)	(15)
Class C	—	(1)
Distributions from net realized capital gains:
Class I	(1,058)	—
Class A	(57)	—
Class B	(4)	—
Class C	—	—

Total dividends and distributions	(5,469)	(4,968)

Share Transactions:
Proceeds from shares issued:
Class I	9,801	11,724
Class A	2,174	3,139
Class B	—	21
Class C	—	—
Reinvestment of dividends and distributions:
Class I	192	143
Class A	161	126
Class B	14	6
Class C	—	1

Total proceeds from shares issued and reinvested	12,342	15,160

Value of shares redeemed:
Class I	(25,485)	(24,862)
Class A	(2,478)	(6,963)
Class B	(22)	(135)
Class C	(34)	(1)

Total value of shares redeemed	(28,019)	(31,961)

Decrease in net assets from share transactions	(15,677)	(16,801)

Total decrease in net assets	(17,066)	(20,569)

Net Assets:
Beginning of year	121,431	142,000

End of year*	$104,365	$121,431

* Including distributions in excess of net investment income	$(375)	$(385)

66

	Michigan Intermediate Municipal Bond Fund For the Year Ended		Ohio Intermediate Tax Exempt Bond Fund For the Year Ended		Pennsylvania Intermediate Municipal Bond Fund For the Year Ended
	May 31, 2007	May 31, 2006	May 31, 2007	May 31, 2006	May 31, 2007	May 31, 2006
Investment Activities:
Net investment income	$2,970	$3,948	$5,295	$5,787	$1,526	$1,745
Net realized gain on investments sold	1,320	632	539	61	219	71
Net change in unrealized appreciation/depreciation on investments	(1,665)	(3,858)	(612)	(4,189)	(57)	(1,350)

Net increase in net assets resulting from operations	2,625	722	5,222	1,659	1,688	466

Dividends and Distributions to Shareholders:
Dividends from net investment income:
Class I	(2,286)	(3,258)	(4,891)	(5,317)	(1,443)	(1,676)
Class A	(662)	(647)	(363)	(423)	(69)	(48)
Class B	(18)	(34)	(24)	(28)	—	—
Class C	(4)	(9)	(18)	(18)	(14)	(21)
Distributions from net realized capital gains:
Class I	(708)	(302)	—	—	(114)	—
Class A	(226)	(69)	—	—	(6)	—
Class B	(7)	(4)	—	—	—	—
Class C	(1)	(1)	—	—	(2)	—

Total dividends and distributions	(3,912)	(4,324)	(5,296)	(5,786)	(1,648)	(1,745)

Share Transactions:
Proceeds from shares issued:
Class I	1,767	7,288	21,075	24,701	3,100	6,263
Class A	874	11,717	1,487	3,914	376	1,221
Class B	—	23	—	134	—	—
Class C	3	8	4	42	30	89
Reinvestment of dividends and distributions:
Class I	292	460	107	156	24	27
Class A	731	542	289	339	50	23
Class B	21	23	16	24	—	—
Class C	3	7	11	11	13	11

Total proceeds from shares issued and reinvested	3,691	20,068	22,989	29,321	3,593	7,634

Value of shares redeemed:
Class I	(22,386)	(29,346)	(36,350)	(24,779)	(10,071)	(9,671)
Class A	(6,035)	(6,086)	(2,181)	(5,511)	(365)	(435)
Class B	(284)	(608)	(281)	(127)	—	—
Class C	(138)	(134)	(48)	(42)	(288)	(93)

Total value of shares redeemed	(28,843)	(36,174)	(38,860)	(30,459)	(10,724)	(10,199)

Decrease in net assets from share transactions	(25,152)	(16,106)	(15,871)	(1,138)	(7,131)	(2,565)

Total decrease in net assets	(26,439)	(19,708)	(15,945)	(5,265)	(7,091)	(3,844)

Net Assets:
Beginning of year	83,153	102,861	152,793	158,058	47,159	51,003

End of year*	$56,714	$83,153	$136,848	$152,793	$40,068	$47,159

* Including distributions in excess of net investment income	$(150)	$(217)	$(65)	$(64)	$(103)	$(69)

See Notes to Financial Statements.

67

Allegiant Fixed Income and Tax Exempt Bond Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2007

1. Fund Organization

Allegiant Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 28, 1986. As of May 31, 2007, the Trust offered for sale shares of 30 Funds. Each of the Funds is authorized to issue various classes of shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution (12b-1) fees and/or shareholder services fees, sales charges and investment minimums. With respect to the Fixed Income and Tax Exempt Bond Funds, Class I Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class C Shares are sold with a contingent deferred sales charge. Front-end sales charges and contingent deferred sales charges may be reduced or waived under certain circumstances. Class B Shares are no longer offered except in connection with dividend reinvestments and permitted exchanges.

Effective May 19, 2006, Class R Shares were no longer offered in any of the Allegiant Funds. Class R shareholders redeemed or exchanged their Shares prior to May 19.

The Trust currently offers five asset categories that consist of the following Funds (each referred to as a “Fund” or collectively as the “Funds”):

Equity Funds

International Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Value Fund, Multi-Factor Mid Cap Growth Fund, Multi-Factor Small Cap Core Fund, Multi-Factor Small Cap Focused Value Fund, Multi-Factor Small Cap Growth Fund, Multi-Factor Small Cap Value Fund, S&P 500® Index Fund, Small Cap Core Fund and Small Cap Growth Fund;

Asset Allocation Fund

Balanced Allocation Fund;

Fixed Income Funds

Bond Fund, Government Mortgage Fund, Intermediate Bond Fund, Limited Maturity Bond Fund, Total Return Advantage Fund and Ultra Short Bond Fund;

Tax Exempt Bond Funds

Intermediate Tax Exempt Bond Fund, Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund and Pennsylvania Intermediate Municipal Bond Fund;

Money Market Funds

Government Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Fund.

The financial statements presented herein are those of the Fixed Income and Tax Exempt Bond Funds. The financial statements of the Equity and Asset Allocation Funds, and the Money Market Funds are not presented herein, but are presented separately.

2. Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fixed Income and Tax Exempt Bond Funds.

Investment Valuation

Investment securities of the Fixed Income and Tax Exempt Bond Funds that are listed on a securities exchange or quoted on a national market system, and for which market quotations are readily available, are valued at the last quoted sales price at the official close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Securities quoted on the NASD National Markets system are valued

68

at the official closing price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. If, in the case of a security that is valued at last sale, there is no such reported sale, these securities (particularly fixed income securities) and unlisted securities for which market quotations are not readily available, are valued at the mean between the most recent bid and asked prices. However, certain fixed income prices furnished by pricing services may be based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The pricing services may also employ electronic data processing techniques and matrix systems to determine value. Short-term obligations with maturities of 60 days or less when purchased are valued at amortized cost. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant accretion of discount or amortization of premium to maturity. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its securities at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees. Short term obligations with greater than 60 days to maturity when purchased, are valued at mark-to-market until the 60th day before maturity; then valued at amortized cost to maturity.

Short term investments held as collateral for loaned securities are valued at amortized cost.

Futures contracts are valued at the daily quoted settlement prices.

Foreign securities are valued based upon quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate net asset value. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund.

Investments in underlying Allegiant Funds or in any other mutual funds are valued at their respective net asset values as determined by those funds each business day.

The Board of Trustees has approved and regularly reviews fair value pricing methods to be used in determining the good faith value of the investments of the Funds in the event that market quotations are not readily available or, if available, do not reflect the impact of certain market events. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from quoted or published prices for the same security.

Investment Transactions, Investment Income and Expenses

Investment transactions are recorded on trade date for financial statement preparation purposes. As is normal procedure in the mutual fund industry, for days other than financial reporting period ends, investment transactions not settling on the same day are recorded and factored into a fund’s net asset value on the business day following trade date (T+1). Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective investments. Expenses common to all the Funds in the Trust are allocated among the Funds on the basis of average net assets. Distribution (12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class.

Dividends and Distributions to Shareholders

Dividends from net investment income for each of the Fixed Income and Tax Exempt Bond Funds are declared daily and paid monthly. Any net realized capital gains will be distributed at least annually by each of the Fixed Income and Tax Exempt Bond Funds. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Forward Foreign Currency Contracts

Certain Funds may enter into forward foreign currency contracts as hedges against either specific transactions or portfolio positions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. A Fund realizes gains or losses at the time the forward contracts are extinguished. Such contracts, which are designed to protect the value of the Fund’s investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the

69

Allegiant Fixed Income and Tax Exempt Bond Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2007

underlying prices of the securities; they simply establish an exchange rate at a future date. Although such contracts tend to minimize risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. Details of forward foreign currency contracts open at period end are included in the respective Fund’s Statements of Net Assets.

Futures Contracts

Certain Funds may enter into futures contracts for the purpose of managing exposure to the securities markets or to movements in interest rates. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as an unrealized gain or loss. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts including the risk of loss in excess of the amount recognized in the Statements of Net Assets to the extent of total notional value. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the investments held by the Fund. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

When-Issued and Delayed Delivery Transactions

For the purpose of enhancing the Fund’s yield, the Bond, Government Mortgage, Intermediate Tax Exempt Bond and Ohio Intermediate Tax Exempt Bond Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions (principally in mortgage-backed securities referred to as TBA’s or To Be Announced and COP’s or Certificates of Participation) involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Funds may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered. The Funds may sell mortgage-backed TBA securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed-upon price for future settlement. The Funds account for such transactions as purchases and sales at the commitment date and maintain liquid, high-grade securities in an amount at least equal to the commitment to repurchase.

Loan Agreements

Certain Funds may invest in loan agreements which may be in the form of assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When a Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan. As a result, a Fund may be subject to the credit risk of the borrower. As of May 31, 2007, the Total Return Advantage Fund has unfunded loan commitments of $51,822 which could be extended at the option of the borrower, pursuant to the loan agreement.

Swap Agreements

Certain Funds may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk. Swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount (a total return swap). To the extent the total return of the index exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty. Periodic payments received or made by the Fund are recorded in the accompanying Statements of Operations as realized gains or losses.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized at contract stipulated reset dates and/or upon termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the Fund’s custodian or counterparty’s broker in compliance with swap contract provisions. Risks may exceed amounts recognized on the Statements of Net Assets. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements. At May 31, 2007, there were no open swap agreements in the Funds.

70

3. Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory Fees

Fees paid by the Fixed Income and Tax Exempt Bond Funds pursuant to the Advisory Agreements with Allegiant Asset Management Company (the “Adviser”), an indirect wholly owned subsidiary of National City Corporation (“NCC”), are payable monthly and are calculated at an annual rate, listed in the table below, of each Fund’s average daily net assets. The Adviser may, from time to time, waive any portion of its fees. Such waivers are voluntary and may be changed or discontinued at any time. The table below lists the advisory fees and waivers that were in effect for the year ended May 31, 2007.

	Annual Rate	Fee Waiver
Bond Fund	0.55%	0.10%
Government Mortgage Fund	0.55%	0.15%
Intermediate Bond Fund	0.55%	0.15%
Limited Maturity Bond Fund	0.45%	0.10%
Total Return Advantage Fund	0.55%	0.15%
Ultra Short Bond Fund	0.40%	0.20%
Intermediate Tax Exempt Bond Fund	0.55%	0.15%
Michigan Intermediate Municipal Bond Fund	0.55%	0.15%
Ohio Intermediate Tax Exempt Bond Fund	0.55%	0.15%
Pennsylvania Intermediate Municipal Bond Fund	0.55%	0.15%

Shareholder Services Fees

The Trust maintains a Shareholder Services Plan (the “Services Plan”) with respect to the Class A, Class B and Class C Shares in the Funds. Pursuant to such Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Class A, Class B and Class C Shares in consideration for payment of a fee of 0.25% on an annual basis, based on each Class’ average daily net assets.

Custodian Fees

PFPC Trust Co., an affiliate of PFPC Inc. (“PFPC”) (one of the Trust’s Co-Administrators), serves as the Trust’s Custodian. PFPC Trust Co. also serves as Custodian for the Allegiant Advantage Fund (“Advantage”), another registered investment company managed by the Adviser. Custodian fees for the Trust and Advantage are calculated at the following annual rate: 0.004% of the first $10 billion of the combined average daily gross assets of the Trust and Advantage and 0.002% of the combined average daily gross assets in excess of $10 billion. The custodian fees are allocated to the Trust and Advantage based on each Fund’s average daily net assets. PFPC Trust Co. also receives other transaction based charges and is reimbursed for out-of-pocket expenses. One of the officers of PFPC is Treasurer of the Trust and Advantage.

71

Allegiant Fixed Income and Tax Exempt Bond Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2007

Distribution/12b-1 Fees

The Trust and Professional Funds Distributor, LLC (the “Distributor”) are parties to a distribution agreement dated May 1, 2003. The Trust has adopted a distribution plan for Class I and Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class I and Class A Shares plan, the Funds reimburse the Distributor for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.10% per annum of the average daily net assets of the Funds’ Class I and Class A Shares. Effective August 1, 2006, the 12b-1 fee accrual rates with respect to Class I and Class A Shares of the Fixed Income and Tax Exempt Bond Funds were reduced from 0.03% to 0.02%, except for the Ultra Short Bond and Pennsylvania Intermediate Municipal Bond Funds which were already at 0.02%. Effective January 1, 2007, the 12b-1 fee accrual rates with respect to Class I and Class A Shares of the Pennsylvania Intermediate Municipal Bond Fund were further reduced from 0.02% to 0.01%. As of May 31, 2007, the 12b-1 fee accrual rates were as shown below:

	Annual Rate
	Class I	Class A
Bond Fund	0.02%	0.02%
Government Mortgage Fund	0.02%	0.02%
Intermediate Bond Fund	0.02%	0.02%
Limited Maturity Bond Fund	0.02%	0.02%
Total Return Advantage Fund	0.02%	0.02%
Ultra Short Bond Fund	0.02%	0.02%
Intermediate Tax Exempt Bond Fund	0.02%	0.02%
Michigan Intermediate Municipal Bond Fund	0.02%	0.02%
Ohio Intermediate Tax Exempt Bond Fund	0.02%	0.02%
Pennsylvania Intermediate Municipal Bond Fund	0.01%	0.01%

The Trust also has adopted plans under Rule 12b-1 with respect to Class B and Class C Shares pursuant to which the Funds compensate the Distributor for distribution services in an amount up to 0.75% per annum of the average daily net assets of the Funds’ Class B and Class C Shares.

Trustees’ Fees

The Trustees are paid for services rendered to all of the Funds and Advantage, which are allocated to the Funds and Advantage based on their average daily net assets. Each Trustee receives an annual fee of $40,000 plus either $4,000 for each combined Board meeting attended in person, or $2,000 for each Board meeting attended telephonically, and reimbursement of out-of-pocket expenses. The Chairman of the Board receives an additional fee of $25,000 per year and the Chairman of the Audit Committee receives an additional fee of $6,000 per year for their services in these capacities. No person who is an officer, director, trustee, or employee of the Adviser, the Distributor, or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust or Advantage receives any compensation from the Trust.

Trustees who receive fees are eligible for participation in the Trust’s Deferred Compensation Plan (the “Plan”), an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

Administration Fees

The Trust, PFPC and National City Bank (“NCB”), an affiliate of the Adviser, are parties to a Co-Administration and Accounting Services Agreement, pursuant to which PFPC and NCB have agreed to serve as Co-Administrators to the Trust in exchange for fees at the annual rate of 0.06% based on average daily net assets of the Trust’s Funds. For its services as Co-Administrators during the period June 1, 2006 to August 31, 2006, approximately 0.02424% was allocated to PFPC and approximately 0.0358% was allocated to NCB. A new Co-Administration and Accounting Services Agreement was entered into effective September 1, 2006, pursuant to which PFPC and NCB have agreed to continue to serve as Co-Administrators to the Trust in exchange for fees at the annual rate of 0.06% based on average daily net assets of the Trust’s Funds. For its services as Co-Administrators during the period September 1, 2006 to May 31, 2007, approximately 0.0277% was allocated to PFPC and approximately 0.0323% was allocated to NCB. One of the officers of PFPC is Treasurer of the Trust.

72

Legal Fees

Expenses paid by the Trust during the year ended May 31, 2007, include legal fees of $335,726 paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary of the Trust.

Transfer Agent

Effective June 10, 2006, PFPC succeeded Boston Financial Data Services as Transfer Agent for the Funds. For its services as Transfer Agent, PFPC receives a fee based mainly upon the number of accounts serviced. Certain minimum fees and transaction charges may apply. For the year ended May 31, 2007, PFPC received $408,291 from the Funds in aggregate fees and expenses for services rendered under the Transfer Agency Services Agreement. One of the officers of PFPC is Treasurer of the Trust.

Affiliated Money Market Funds

Pursuant to SEC rules, the Fixed Income and Tax Exempt Bond Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by the Trust and the Allegiant Advantage Fund, a separate investment company affiliated with the Trust. The Adviser will waive fees in an amount that offsets any distribution fees charged by the Money Market Funds. Dividends received from such investments are reported as “Income from affiliate” in the Statements of Operations.

4. Investments

During the year ended May 31, 2007, the cost of purchases and proceeds from sales of investments, other than short-term investments and long-term U.S. government obligations were:

	Purchases (000)	Sales (000)
Bond Fund	$713,285	$752,605
Government Mortgage Fund	1,081,864	1,095,219
Intermediate Bond Fund	227,157	305,056
Limited Maturity Bond Fund	48,175	73,883
Total Return Advantage Fund	124,418	123,394
Ultra Short Bond Fund	41,162	62,584
Intermediate Tax Exempt Bond Fund	63,621	80,429
Michigan Intermediate Municipal Bond Fund	32,775	55,182
Ohio Intermediate Tax Exempt Bond Fund	55,187	70,551
Pennsylvania Intermediate Municipal Bond Fund	12,196	18,133

During the year ended May 31, 2007, the cost of purchases and proceeds from sales of long-term U.S. government obligations were:

	Purchases (000)	Sales (000)
Bond Fund	$379,940	$346,537
Government Mortgage Fund	48,347	37,797
Intermediate Bond Fund	417,409	404,875
Limited Maturity Bond Fund	182,124	175,256
Total Return Advantage Fund	563,537	491,861
Ultra Short Bond Fund	41,440	39,042

73

Allegiant Fixed Income and Tax Exempt Bond Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2007

5. Federal Income Taxes

Each of the Fixed Income and Tax Exempt Bond Funds is classified as a separate taxable entity for Federal income tax purposes and intends to continue to qualify as a separate “regulated investment company” under the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

The amounts of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature, and are primarily due to wash sales, paydowns, market discount, swap agreements, and dividends deemed paid upon shareholder redemption of fund shares. The character and timing of dividends and/or distributions made during the year from net investment income and/or net realized capital gains may differ from the year that the income or realized capital gains (losses) were recorded by the Fixed Income and Tax Free Bond Funds. To the extent any of these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. Accordingly, the following permanent differences have been reclassified to/from the following accounts for the year ended May 31, 2007:

	Undistributed Net Investment Income (000)	Accumulated Net Realized Gains (Losses) (000)	Paid-in Capital (000)
Bond Fund	$82	$(82)	$—
Government Mortgage Fund	324	(324)	—
Intermediate Bond Fund	119	(119)	—
Limited Maturity Bond Fund	96	(77)	(19)
Total Return Advantage Fund	(505)	505	—
Ultra Short Bond Fund	(10)	10	—
Intermediate Tax Exempt Bond Fund	10	(72)	62
Michigan Municipal Bond Fund	67	(263)	196
Pennsylvania Intermediate Municipal Bond Fund	(34)	20	14

74

The tax character of dividends and distributions paid during the years ended May 31, 2007 and May 31, 2006 were as follows:

	Tax-Exempt Income (000)	Ordinary Income (000)	Long-Term Capital Gain (000)	Total (000)
Bond Fund
2007	$—	$16,042	$—	$16,042
2006	—	16,636	—	16,636
Government Mortgage Fund
2007	—	13,329	—	13,329
2006	—	13,080	—	13,080
Intermediate Bond Fund
2007	—	15,886	—	15,886
2006	—	18,031	—	18,031
Limited Maturity Bond Fund
2007	—	6,822	—	6,822
2006	—	6,855	—	6,855
Total Return Advantage Fund
2007	—	17,205	—	17,205
2006	—	13,577	2,063	15,640
Ultra Short Bond Fund
2007	—	3,613	—	3,613
2006	—	4,874	—	4,874
Intermediate Tax Exempt Bond Fund
2007	4,231	111	1,127	5,469
2006	4,886	—	82	4,968
Michigan Intermediate Municipal Bond Fund
2007	2,878	42	992	3,912
2006	3,917	24	383	4,324
Ohio Intermediate Tax Exempt Bond Fund
2007	5,296	—	—	5,296
2006	5,786	—	—	5,786
Pennsylvania Intermediate Municipal Bond Fund
2007	1,501	27	120	1,648
2006	1,736	9	—	1,745

As of May 31, 2007, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income (000)	Undistributed Tax-Exempt Income (000)	Undistributed Long-Term Capital Gain (000)	Capital Loss Carryforward (000)	Post- October Losses (000)	Unrealized Appreciation (Depreciation) (000)	Other Temporary Differences (000)	Total Distributable Earnings (Accumulated Losses) (000)
Bond Fund	$1,201	$—	$—	$(27,171)	$—	$(3,512)	$(1,090)	$(30,572)
Government Mortgage Fund	931	—	—	(10,734)	—	(3,175)	(872)	(13,850)
Intermediate Bond Fund	1,099	—	—	(10,271)	(448)	(3,585)	(905)	(14,110)
Limited Maturity Bond Fund	—	—	—	(10,061)	—	(625)	(284)	(10,970)
Total Return Advantage Fund	659	—	—	(1,538)	(485)	(3,708)	(1,125)	(6,197)
Ultra Short Bond Fund	430	—	—	(3,388)	—	(74)	(105)	(3,137)
Intermediate Tax Exempt Bond Fund	—	—	327	—	—	1,835	(325)	1,837
Michigan Intermediate Municipal Bond Fund	—	—	585	—	—	2,310	(150)	2,745
Ohio Intermediate Tax Exempt Bond Fund	—	332	—	(758)	—	2,366	(397)	1,543
Pennsylvania Intermediate Municipal Bond Fund	41	67	108	—	—	1,003	(114)	1,105

Post-October losses represent losses realized on investment transactions from November 1, 2006 through May 31, 2007 that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year.

75

Allegiant Fixed Income and Tax Exempt Bond Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2007

For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains. At May 31, 2007, the Funds had capital loss carryforwards (in thousands) available to offset future realized capital gains through the indicated expiration dates:

	Expiring May 31,
Fund	2008	2009	2010	2012	2013	2014	2015	Total
Bond Fund	$—	$11,132	$11,952	$—	$—	$1,212	$2,875	$27,171
Government Mortgage Fund*	1,987	2,228	—	2,107	—	2,274	2,138	10,734
Intermediate Bond Fund	—	1,034	1,169	—	—	2,120	5,948	10,271
Limited Maturity Bond Fund	1,834	755	1,650	233	773	3,290	1,526	10,061
Total Return Advantage Fund	—	—	—	—	—	559	979	1,538
Ultra Short Bond Fund	—	—	—	315	681	1,609	783	3,388
Ohio Intermediate Tax Exempt Bond Fund	—	758	—	—	—	—	—	758

*	A portion of the amount of this loss may be utilized in subsequent years. The amount is subject to an annual limitation due to the Fund’s merger with Armada GNMA Fund on November 21, 2003.

During the year ended May 31, 2007, capital loss carryforwards that were utilized to offset capital gains were as follows:

(000)
Ohio Intermediate Tax Exempt Bond Fund	$491

6. Shares of Beneficial Interest

The Trust’s Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes of shares and to classify or reclassify any class of shares into one or more series of shares. Transactions in capital shares are summarized (in thousands) on the following pages for the Fixed Income and Tax Exempt Bond Funds.

	Class I		Class A		Class B		Class C
	Year Ended 5/31/07	Year Ended 5/31/06	Year Ended 5/31/07	Year Ended 5/31/06	Year Ended 5/31/07	Year Ended 5/31/06	Year Ended 5/31/07	Year Ended 5/31/06
Bond Fund
Shares issued	5,528	7,259	39	91	2	7	—	2
Share reinvested	287	275	20	25	2	2	1	1
Shares redeemed	(6,713)	(7,176)	(184)	(408)	(18)	(26)	(2)	(11)

Net increase (decrease)	(898)	358	(125)	(292)	(14)	(17)	(1)	(8)

Government Mortgage Fund
Shares issued	5,679	7,179	128	315	3	22	13	107
Share reinvested	213	153	54	69	11	14	6	6
Shares redeemed	(6,365)	(5,464)	(670)	(850)	(96)	(154)	(92)	(107)

Net increase (decrease)	(473)	1,868	(488)	(466)	(82)	(118)	(73)	6

Intermediate Bond Fund
Shares issued	4,103	6,045	53	83	—	6	7	19
Share reinvested	395	390	29	36	14	15	1	2
Shares redeemed	(11,017)	(10,119)	(273)	(399)	(69)	(130)	(14)	(19)

Net increase (decrease)	(6,519)	(3,684)	(191)	(280)	(55)	(109)	(6)	2

Limited Maturity Bond Fund
Shares issued	1,752	2,263	7	49	—	1	—	1
Share reinvested	300	233	11	12	1	2	1	1
Shares redeemed	(3,800)	(6,435)	(140)	(259)	(34)	(37)	(11)	(37)

Net decrease	(1,748)	(3,939)	(122)	(198)	(33)	(34)	(10)	(35)

76

	Class I		Class A		Class B		Class C
	Year Ended 5/31/07	Year Ended 5/31/06	Year Ended 5/31/07	Year Ended 5/31/06	Year Ended 5/31/07	Year Ended 5/31/06	Year Ended 5/31/07	Year Ended 5/31/06
Total Return Advantage Fund
Shares issued	14,673	11,138	464	386	35	26	14	15
Share reinvested	504	511	29	13	3	4	1	1
Shares redeemed	(8,330)	(9,180)	(140)	(197)	(11)	(26)	(12)	(28)

Net increase (decrease)	6,847	2,469	353	202	27	4	3	(12)

Ultra Short Bond Fund
Shares issued	698	1,566	2	23	—	—	—	—
Share reinvested	208	243	6	5	—	—	—	—
Shares redeemed	(3,689)	(9,856)	(22)	(39)	—	—	—	—

Net decrease	(2,783)	(8,047)	(14)	(11)	—	—	—	—

Intermediate Tax Exempt Bond Fund
Shares issued	991	1,168	219	312	—	2	—	—
Share reinvested	19	14	16	13	1	1	—	—
Shares redeemed	(2,573)	(2,470)	(248)	(691)	(2)	(14)	(3)	—

Net decrease	(1,563)	(1,288)	(13)	(366)	(1)	(11)	(3)	—

Michigan Intermediate Municipal Bond Fund
Shares issued	171	691	84	1,104	—	2	—	1
Share reinvested	28	44	71	51	2	2	—	1
Shares redeemed	(2,163)	(2,764)	(584)	(572)	(27)	(57)	(13)	(13)

Net increase (decrease)	(1,964)	(2,029)	(429)	583	(25)	(53)	(13)	(11)

Ohio Intermediate Tax Exempt Bond Fund
Shares issued	1,910	2,232	135	353	—	12	—	4
Share reinvested	10	14	26	31	1	2	1	1
Shares redeemed	(3,300)	(2,237)	(198)	(500)	(25)	(11)	(4)	(4)

Net increase (decrease)	(1,380)	9	(37)	(116)	(24)	3	(3)	1

Pennsylvania Intermediate Municipal Bond Fund
Shares issued	300	600	36	118	—	—	3	9
Share reinvested	2	3	5	2	—	—	1	1
Shares redeemed	(972)	(928)	(35)	(43)	—	—	(28)	(9)

Net increase (decrease)	(670)	(325)	6	77	—	—	(24)	1

7. Market and Credit Risk

Some countries in which certain of the Fixed Income Funds may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities exchanges in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

The Bond, Government Mortgage, Intermediate Bond, Limited Maturity Bond, Total Return Advantage and Ultra Short Bond Funds may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of these respective obligations and may result in a loss.

77

Allegiant Fixed Income and Tax Exempt Bond Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2007

Each Fixed Income and Tax Exempt Bond Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect a Fund’s ability to dispose of such securities in a timely manner and at a fair price.

The Michigan Intermediate Municipal Bond, Ohio Intermediate Tax Exempt Bond and Pennsylvania Intermediate Municipal Bond Funds follow an investment policy of investing primarily in municipal obligations of one state. The Intermediate Tax Exempt Bond Fund follows an investment policy of investing in municipal obligations of various states which may, at times, comprise concentrations in one or several states. Economic changes affecting each state and related public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Funds.

Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. Insured securities have been identified in the Statements of Net Assets.

The rating of long-term debt as a percentage of total value of investments on May 31, 2007, is as follows:

Standard & Poor’s/Moody’s Ratings	Intermediate Tax Exempt Bond	Michigan Intermediate Municipal Bond	Ohio Intermediate Tax Exempt Bond	Pennsylvania Intermediate Municipal Bond
AAA/Aaa	77.8%	77.4%	77.5%	87.6%
AA/Aa	14.3%	22.6%	13.8%	11.8%
A/A	6.4%	—	6.6%	—
BBB/Baa	1.5%	—	2.1%	0.6%
NR	—	—	—	—

	100.0%	100.0%	100.0%	100.0%

Securities rated by only one agency are shown in that category. Securities rated by both agencies are categorized according to their lowest rating.

8. Securities Lending

To generate additional income, the Fixed Income Funds may lend their securities pursuant to a securities lending agreement (“Lending Agreement”) with Union Bank of California (“UBOC”), the securities lending agent. The lending Funds may lend up to 50% of securities in which they are invested requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities loaned. The lending Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral. The lending Funds receive 70% of the income earned which is comprised of interest received on the collateral net of broker rebates and other expenses incurred by UBOC.

There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the lending Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

9. Indemnifications

In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is immaterial. The Funds expect the risk of loss to be remote pursuant to the contracts.

78

10. Recent Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This pronouncement provides guidance on the recognition, measurement, classification, and disclosures related to uncertain tax positions, along with any related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, with the Funds required to implement FIN 48 in the NAV calculation by November 30, 2007. Management does not expect the adoption of FIN 48 to have a material impact on the amounts reported in the financial statements.

In September 2006, the Financial Accounting Standards Board issued FASB Statement No. 157, Fair Value Measurements, (“Statement 157”). Statement 157 establishes a framework for measuring fair value, clarifies the definition of fair value, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

11. Regulatory Matters

On October 11, 2006, the Adviser was notified that the Pacific Regional Office of the SEC is conducting an examination concerning marketing budget arrangements with entities that provide administrative services to the Trust. NCB and the Adviser are cooperating fully with the SEC in that examination. The Adviser provided its initial response to the SEC on January 12, 2007 and subsequently provided follow-up written responses. At this stage of the investigation, the Adviser is not able to predict the outcome of this examination. The Board of Trustees of the Trust has established a committee comprising independent members of the Board of Trustees to monitor this matter on behalf of the Board.

79

Allegiant Fixed Income and Tax Exempt Bond Funds

NOTICE TO SHAREHOLDERS

(Unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal laws. Shareholders, however, must report dividends/distributions on a calendar year basis for income tax purposes, which may include dividends/distributions for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for calendar year 2007 income tax purposes will be sent to them in early 2008. Please consult your tax advisor for proper treatment of this information.

Tax Information

The following tax information represents fiscal year end disclosure of various tax benefits passed through to shareholders at calendar year end.

The amounts of distributions designated as long term capital gains are as follows (in thousands):

Name of Fund
Intermediate Tax Exempt Bond Fund	$1,127
Michigan Intermediate Municipal Bond Fund	1,345
Pennsylvania Intermediate Municipal Bond Fund	175

Of the dividends paid from net investment income, excluding short term capital gains, by the following Funds, the corresponding percentages represent the amount of such dividends which are tax exempt for regular Federal income tax purposes.

Name of Fund
Intermediate Tax Exempt Bond Fund	99.51%
Michigan Intermediate Municipal Bond Fund	98.64%
Ohio Intermediate Tax Exempt Bond Fund	100.00%
Pennsylvania Intermediate Municipal Bond Fund	98.31%

A portion of this income may be subject to alternative minimum tax.

Proxy Voting

A description of the policies and procedures that Allegiant Funds use to determine how to vote proxies relating to their portfolio securities as well as information regarding how Allegiant Funds voted proxies during the most recent 12-month period ending June 30, is available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Fund’s website at www.allegiantfunds.com, or on the SEC’s website at http://www.sec.gov.

Quarterly Schedule of Investments

The Form N-Q, which includes a complete schedule of investments, must be filed with the SEC within 60 days of the end of the Trust’s first and third fiscal quarters. The Trust’s Forms N-Q are available upon request, without charge, by calling 1-800-622-FUND(3863), visiting the Trust’s website at www.allegiantfunds.com, on the SEC’s website at http://www.sec.gov, or they may be reviewed and/or copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

80

Investment Adviser

Allegiant Asset Management Company

200 Public Square, 5th Floor

Cleveland, Ohio 44114

Distributor

Professional Funds Distributor, LLC

760 Moore Road

King of Prussia, Pennsylvania 19406

Legal Counsel

Drinker Biddle & Reath LLP

One Logan Square

18th and Cherry Streets

Philadelphia, Pennsylvania 19103-6996

Independent Registered Public Accounting Firm

Ernst & Young LLP

Two Commerce Square

2001 Market Street, Suite 4000

Philadelphia, Pennsylvania 19103

Custodian

PFPC Trust Co.

8800 Tinicum Boulevard, 4th Floor

Philadelphia, Pennsylvania 19153

760 Moore Road

King of Prussia, PA 19406

INVESTMENT ADVISER:

Allegiant Asset Management Company

200 Public Square, 5th Floor

Cleveland, OH 44114

ALL-AR-003-0607

ANNUAL REPORT

May 31, 2007

Money Market Funds

Allegiant

AllegiantFunds.com

The Discipline of Investing,
a Commitment to Results

ALLEGIANT MONEY MARKET FUNDS

ANNUAL REPORT

MONEY MARKET FUNDS

Government Money Market Fund

Money Market Fund

Ohio Municipal Money Market Fund

Pennsylvania Tax Exempt Money Market Fund

Tax Exempt Money Market Fund

Treasury Money Market Fund

OTHER ALLEGIANT FUNDS

EQUITY FUNDS

International Equity Fund

Large Cap Core Equity Fund

Large Cap Growth Fund

Large Cap Value Fund

Mid Cap Value Fund

Multi-Factor Mid Cap Growth Fund

(formerly Mid Cap Growth Fund)

Multi-Factor Small Cap Core Fund

Multi-Factor Small Cap Focused Value Fund

Multi-Factor Small Cap Growth Fund

Multi-Factor Small Cap Value Fund

S&P 500® Index Fund

Small Cap Core Fund

Small Cap Growth Fund

ASSET ALLOCATION FUND

Balanced Allocation Fund

FIXED INCOME FUNDS

Bond Fund

Government Mortgage Fund

Intermediate Bond Fund

Limited Maturity Bond Fund

Total Return Advantage Fund

Ultra Short Bond Fund

TAX EXEMPT BOND FUNDS

Intermediate Tax Exempt Bond Fund

Michigan Intermediate Municipal Bond Fund

Ohio Intermediate Tax Exempt Bond Fund

Pennsylvania Intermediate Municipal Bond Fund

	Financial Highlights	Statements of Net Assets
Government Money Market Fund	10	12
Money Market Fund	10	14
Ohio Municipal Money Market Fund	11	18
Pennsylvania Tax Exempt Money Market Fund	11	22
Tax Exempt Money Market Fund	11	25
Treasury Money Market Fund	11	32

Statements of Operations		34
Statements of Changes in Net Assets		36
Notes to Financial Statements		38
Notice to Shareholders		44

This material must be preceded or accompanied by a prospectus.

You should consider the investment objective, risks, charges, and expenses of the Allegiant Money Market Funds (the “Funds”) carefully before investing. A prospectus and other information about the Funds may be obtained by calling your investment professional, calling 1-800-622-FUND (3863) or downloading one at www.allegiantfunds.com. Please read it carefully before investing.

NOT FDIC INSURED  •  NO BANK GUARANTEE  •  MAY LOSE VALUE

Allegiant Asset Management Company (“Adviser”) serves as investment adviser to the Funds, for which it receives an investment advisory fee. The Funds are distributed by Professional Funds Distributor, LLC (“PFD”), 760 Moore Road, King of Prussia, PA 19406. PFD is not affiliated with the Adviser and is not a bank.

An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Allegiant Money Market Funds

CHAIRMAN’S MESSAGE

JULY 2007

Dear Shareholders:

We are pleased to provide you with important annual information about Allegiant Funds, as well as a review of the financial markets and the events shaping the global markets. Overall the Board is pleased with the performance of the portfolio management teams. During the year ended May 31, 2007, total assets of the Allegiant Funds increased from $10.5 billion to $11.2 billion primarily due to equity market appreciation and money market inflows. We encourage you to review the audited financial information contained in this report.

A tenet of successful investing is building a well constructed diversified portfolio. Allegiant Funds is committed to helping you achieve your investment goals by offering a broad array of styles. One such fund, Allegiant Mid Cap Value, fills an important diversification role between the more familiar large and small cap equity styles. The Fund tripled its assets over the last year and will reach its 5 year anniversary mark on July 31, 2007. We encourage you to periodically evaluate your investment portfolio.

Should you have any questions regarding Allegiant Funds or the information contained in this report, please contact your investment professional or call Investor Services at 1-800-622-FUND (3863).

Thank you for your continued confidence in Allegiant Funds. We look forward to continuing to assist you with achieving your investment goals in the year ahead.

Sincerely,

Robert D. Neary
Chairman

1

Allegiant Money Market Funds

REPORT FROM ALLEGIANT ASSET MANAGEMENT COMPANY

“...the Fed established a holding pattern with the federal funds rate at 5.25%.”

Over the last year, we’ve provided updates on the progress Allegiant Asset Management has made and we are seeing the impact of that transformation. Our focus is on delivering competitive products to our shareholders. We believe the changes you have seen are leading us in this direction. Our investment teams, while located in various cities across the country, continue to benefit from sharing ideas. Across the spectrum of both equity and fixed income investments, a significant number of our mutual funds have outperformed their benchmarks and/or Lipper peer groups.(1) Although the markets have oscillated, our teams have remained focused on their investment process yielding strong results. And, we continue to be opportunistic in looking for areas to expand upon our capabilities and grow our product offerings to meet your ever changing needs.

Review

The markets spent most of the past fiscal year focused on the Federal Reserve Board, which, despite widespread speculation of impending interest rate cuts, took no such action. Rather, the Fed established a holding pattern with the federal funds rate at 5.25%. Despite the inaction, interest rate speculation remained intense as debate centered on competing fears of a slowing economy and rising inflation.

The housing market recession was dominant among fears of an excessive economic slow-down. Previous years of abnormally low interest rates combined with a dramatic relaxation of underwriting standards and increased speculation resulted in overvalued market conditions. As interest rates trended higher and affordability trended lower, however, demand collapsed, prices weakened, and credit problems multiplied.

Fortunately, the rest of the economy held up well. Sustained by healthy job and income gains, and rising net worth, the stalwart American consumer showed little evidence of retrenchment aside from episodic set-backs driven by energy price spikes. Commercial construction activity remained buoyant due to falling vacancy rates and foreign trade improved due to strong growth abroad and a declining value of the dollar.

Eventually, the economy’s resilience gave way to inflationary angst. Commodity prices remained stubbornly high and “core” measures of inflation exceeded the ranges preferred by Federal Reserve officials.

Fixed Income

The fixed income market over the last year was marked by a flat-to-inverted yield curve, historically low spreads, and low volatility. As calendar 2006 drew to an end, bond yields increased due to a combination of favorable economic readings and persistently unacceptable inflation. Still, given low market risk premiums and low interest rates, bonds performed well across all sectors.

Interest rate volatility declined throughout the year, as the Fed remained on hold and interest rates traded in a fairly narrow range. Nonetheless, the subprime crisis and an associated surge in delinquencies and defaults did affect lower quality segments of the mortgage market. Conversely, the U.S. agency component of the mortgage-backed market was affected very little.

(1)	Peer-group performance is derived from data provided by Lipper Inc.

Commentary provided by Allegiant Asset Management Company

2

“The fixed income market over the last year was marked by a flat-to-inverted yield curve, historically low spreads, and low volatility.”

Within the corporate component of the bond markets, spreads traded historically tight on the back of robust cash flows and higher-than-expected earnings. Growing concerns over domestic economic weakness coupled with housing-related problems have weighed on the corporate market in 2007, slightly widening spreads. Nevertheless, the Lehman Brothers U.S. Corporate Investment Grade Index finished the year ended May 31, 2007, by returning 7.36%.

The volatility across equity markets in late February 2007 carried over to the bond markets, as investors sought higher quality Treasuries, pushing yields down. Yields soon reversed direction and began to tick upward due to concerns over waning foreign interest in Treasury holdings, strong growth abroad, and renewed inflation pressures.

Equities

The stock market kept a hopeful eye on the Fed and reached new highs, predicated on the expectation of a “Goldilocks scenario” nurtured by lower interest rates. In late February, however, global markets sold off following a 10% drop in the Chinese exchange and emerging evidence of subprime mortgage difficulties. The decline was short-lived as favorable liquidity, strong global growth and better-than-expected earnings provided welcome tailwinds to rising markets worldwide.

U.S. corporations continued to generate robust earnings growth, fueled by their continued global expansion. For the first time, companies in the S&P 500® Index will generate over 50% of their sales abroad. The robust economic growth of China, developing economies, and Europe, combined with a weak U.S. dollar, helped offset results from domestic operations.

Merger and acquisition activity also surged and record levels of equity buy-backs further buoyed the market, each supported by still-low interest rates and cash-rich balance sheets. Private equity firms enjoyed record inflows as appetites for “alternative” investments remained strong.

Stock market returns for the year ended May 31, 2007, were stellar. The S&P 500® reached a new high in late May and returned 22.79%, while the Russell 2000® returned 18.92%. Large cap stocks finally outperformed small cap, and value continued to top growth.* International developed markets (MSCI EAFE®) returned 26.84%, while emerging markets (MSCI EM®) returned 38.16%.**

Telecomm dominated all sectors, returning 49.80% for the year. Utilities returned 35.99%, followed by energy at 28.45%. Industrials and consumer staples lagged the overall market at 16.81% and 18.76%, respectively.

What’s Ahead?

The preoccupation with higher inflation and slower economic growth remains in place. Energy and food costs continue to trend higher and recent declines in core inflation are tenuous. Meanwhile, the housing market remains precarious. Together, it is possible that these vulnerabilities could move the U.S. economy dangerously close to recession. However, the Fed maintains that moderate economic growth (GDP below the economy’s full potential) will allow inflation pressures to gradually abate, and the economy will slowly recover without further action on its part.

*	Large-company stocks are represented by the Russell 1000® Index and Small-company stocks are represented by the Russell 2000® Index.
**	The Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE®”) and the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM®”)

3

Allegiant Money Market Funds

REPORT FROM ALLEGIANT ASSET MANAGEMENT COMPANY

Though 2007 first quarter earnings were significantly above consensus, much of the resilience was fueled by strong foreign sales, an increase in corporate pricing power, and the benefits that a weak U.S. dollar has on currency translation effects. Nonetheless, profits are clearly on a slowing trajectory as rising labor, commodity and financing costs continue to squeeze margins. Additionally, the Treasury market shows enduring worries that inflation is not abating, which could take a serious toll on both equities and the housing markets.

That said, U.S. corporations are enjoying high margins, strong cash flows, and stable balance sheets that allow them considerable flexibility. Interest rates remain relatively low and domestic growth, though slowed, has not turned negative. The U.S. economy is now a global one, and the world markets will significantly impact its future.

In closing, thank you for the trust you have placed with us. You are truly our most valuable asset.

4

Allegiant Money Market Funds

SUMMARY OF PORTFOLIO HOLDINGS

The tables below present portfolio holdings as a percentage of total investments for each of the Allegiant Money Market Funds as of May 31, 2007.

Government Money Market Fund

Repurchase Agreements	64.3%
Federal Home Loan Bank	20.3
Federal Farm Credit Bank	6.4
Federal National Mortgage Association	4.3
Federal Home Loan Mortgage Corporation	3.3
Money Market Fund	1.4
100.0%

Money Market Fund

Commercial Paper	53.6%
Certificates of Deposit	16.5
Corporate Bonds	13.3
Repurchase Agreements	11.1
Master Notes	2.3
Funding Agreements	2.0
Municipal Securities	0.8
Affiliated Money Market Fund	0.4
100.0%

Ohio Municipal Money Market Fund

General Obligation Bonds	22.9%
Hospital/Nursing Homes Revenue Bonds	18.7
Education Revenue Bonds	16.3
Industrial Development Revenue Bonds	16.0
Public Facilities Revenue Bonds	6.2
Anticipation Notes	5.5
Water/Sewer Revenue Bonds	4.5
Tax Exempt Commercial Paper	3.5
Retirement Community Revenue Bonds	2.3
Pollution Control Revenue Bonds	1.7
Transportation Revenue Bonds	1.4
Other Revenue Bonds	0.6
Money Market Fund	0.4
100.0%

Pennsylvania Tax Exempt Money Market Fund

Education Revenue Bonds	32.1%
Industrial Development Revenue Bonds	13.0
Hospital/Nursing Homes Revenue Bonds	12.3
General Obligation Bonds	11.4
Public Purpose Revenue Bonds	8.8
Tax Exempt Commercial Paper	7.7
Water/Sewer Revenue Bonds	4.7
Retirement Community Revenue Bonds	4.3
Public Facilities Revenue Bonds	2.2
Other Revenue Bonds	1.6
Transportation Revenue Bonds	1.5
Money Market Fund	0.4
100.0%

Tax Exempt Money Market Fund

Education Revenue Bonds	26.8%
General Obligation Bonds	20.1
Hospital/Nursing Homes Revenue Bonds	16.2
Tax Exempt Commercial Paper	7.6
Industrial Development Revenue Bonds	7.5
Other Revenue Bonds	5.5
Transportation Revenue Bonds	4.3
Public Purpose Revenue Bonds	4.2
Public Facilities Revenue Bonds	3.4
Anticipation Notes	2.0
Water/Sewer Revenue Bonds	2.0
Money Market Fund	0.4
100.0%

Treasury Money Market Fund

U.S. Treasury Bills	89.1%
Money Market Fund	10.9
100.0%

5

Allegiant Money Market Funds

EXPENSE TABLES

The expenses shown in the Expense Tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges which may apply to redemptions of Class B Shares and Class C Shares of the Money Market Fund and which are described in the Prospectus. If these transactional costs were included, your costs would be higher.

The “Annualized Expense Ratio” reflects the actual expenses net of fee waivers, where applicable, for the period (December 1, 2006 to May 31, 2007) and may be different from the expense ratio in the Financial Highlights which is for the year ended May 31, 2007.

All mutual funds have operating expenses. As a shareholder of a Fund, you incur operating expenses, including investment advisory fees, distribution (12b-1) fees and other Fund expenses. Such expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of a Fund. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Tables provided below are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (December 1, 2006 to May 31, 2007).

The Expense Table that appears for your Fund illustrates your Fund’s costs in two ways.

•

Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of a Fund under the heading “Expenses Paid During Period.”

•

Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It is based on your Fund’s actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case — because the return used is not your Fund’s actual return — the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on an annual 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

	Beginning Account Value 12/1/06	Ending Account Value 5/31/07	Annualized Expense Ratio	Expenses Paid During Period*
Government Money Market Fund

Actual
Class I	$1,000.00	$1,024.82	0.37%	$1.87
Class A	1,000.00	1,023.55	0.62	3.13
Hypothetical**
Class I	1,000.00	1,023.09	0.37	1.87
Class A	1,000.00	1,021.84	0.62	3.13

Money Market Fund

Actual
Class I	$1,000.00	$1,025.16	0.36%	$1.82
Class A	1,000.00	1,023.90	0.61	3.08
Class B	1,000.00	1,020.17	1.35	6.80
Class C	1,000.00	1,020.18	1.35	6.80
Hypothetical**
Class I	1,000.00	1,023.14	0.36	1.82
Class A	1,000.00	1,021.89	0.61	3.07
Class B	1,000.00	1,018.20	1.35	6.79
Class C	1,000.00	1,018.20	1.35	6.79

Ohio Municipal Money Market Fund

Actual
Class I	$1,000.00	$1,017.11	0.27%	$1.36
Class A	1,000.00	1,015.85	0.52	2.61
Hypothetical**
Class I	1,000.00	1,023.59	0.27	1.36
Class A	1,000.00	1,022.34	0.52	2.62

Pennsylvania Tax Exempt Money Market Fund

Actual
Class I	$1,000.00	$1,017.07	0.28%	$1.41
Class A	1,000.00	1,015.81	0.53	2.66
Hypothetical**
Class I	1,000.00	1,023.54	0.28	1.41
Class A	1,000.00	1,022.29	0.53	2.67

Tax Exempt Money Market Fund

Actual
Class I	$1,000.00	$1,017.07	0.27%	$1.36
Class A	1,000.00	1,015.82	0.52	2.61
Hypothetical**
Class I	1,000.00	1,023.59	0.27	1.36
Class A	1,000.00	1,022.34	0.52	2.62

Treasury Money Market Fund

Actual
Class I	$1,000.00	$1,023.37	0.38%	$1.92
Class A	1,000.00	1,022.10	0.63	3.18
Hypothetical**
Class I	1,000.00	1,023.04	0.38	1.92
Class A	1,000.00	1,021.79	0.63	3.18

*	Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.
**	Assumes annual return of 5% before expenses.

6

Allegiant Money Market Funds

TRUSTEES AND OFFICERS OF THE TRUST

Name, Address[1] Age	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past 5 Years/ Other Directorships[3] Held by Board Member	Number of Portfolios in the Fund Complex Overseen by Trustee[4]
Independent Trustees

Robert D. Neary 73	Chairman of the Board and Trustee	Since February 1996	Retired; Co-Chairman of Ernst & Young, 1984 - 1993; Director, Commercial Metals Company.	31

Dorothy A. Berry 63	Trustee	Since April 2006	President, Talon Industries, Inc. (administrative, management and business consulting), since 1986; Chairman and Director, Professionally Managed Portfolios.	31

Kelley J. Brennan 64	Trustee	Since April 2006	Retired; Partner, PricewaterhouseCoopers LLP, 1981 - 2002.	31

John F. Durkott 62	Trustee	Since November 1993	President and CEO, Kittle’s Home Furnishings Center, Inc. (“Kittle’s”), since January 2002; Partner, Kittle’s Bloomington Properties LLC, 1981 - 2003; KK&D LLC, 1989 - 2003; KK&D II LLC, 1998 - 2003 (affiliated real estate companies of Kittle’s).	31

Richard W. Furst 68	Trustee and Chairman of the Audit Committee	Since June 1990	Dean Emeritus and Garvice D. Kincaid Professor of Finance (Emeritus), since 2003; Dean and Garvice D. Kincaid Professor of Finance, 2000-2003; Dean and Professor of Finance, 1981-2000; Gatton College of Business and Economics, University of Kentucky.	31

Gerald L. Gherlein 69	Trustee	Since July 1997	Retired; Executive Vice President and General Counsel, Eaton Corporation (global manufacturing), 1991 - 2000.	31

Dale C. LaPorte 65	Trustee	Since April 2005	Senior Vice President and General Counsel, Invacare Corporation (manufacturer of health care products), since December 2005; Partner, 1974 - 2005 and Chairman of Executive Committee, 2000 - 2004, Calfee, Halter & Griswold LLP.	31

Kathleen A. Obert 48	Trustee	Since August 2002	Chairman and CEO, Edward Howard & Co. (public relations agency), since 2000.	31

Interested Trustees

John G. Breen[5] 72	Trustee	Since August 2002	Retired; Chairman and CEO, The Sherwin Williams Co. (manufacture, distribution and sale of coatings), until May 2000; Director, Goodyear Tire & Rubber Co.; Director, The Stanley Works.	31

Timothy L. Swanson[5] 39	President, CEO and Chief Legal Officer	Since February 2006	Executive Vice President and Chief Investment Officer, National City Corporation (bank holding company), since February 2003; Managing Director and Head of Equity Management, Evergreen Private Asset Management, 2002 - 2003; Senior Vice President and Head of Equity Securities, Wachovia Asset Management, 1999 - 2002.	31
	Trustee	Since April 2006

7

Allegiant Money Market Funds

TRUSTEES AND OFFICERS OF THE TRUST

Name, Address[1] Age	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past 5 Years/ Other Directorships[3] Held by Board Member	Number of Portfolios in the Fund Complex Overseen by Trustee[4]
Officers

Kathleen T. Barr[6] 200 Public Square, 5th Floor Cleveland, OH 44114 52	Senior Vice President, Chief Administrative Officer and Chief Compliance Officer	Since February 2003	Senior Vice President (formerly Vice President), National City Bank, and Managing Director, Allegiant Asset Management Group, since June 1999; Managing Director, Allegiant Asset Management Company, since May 1996.	N/A

Patrick Glazar[6] 103 Bellevue Parkway Wilmington, DE 19809 39	Treasurer	Since February 2006	Assistant Vice President and Director, Accounting and Administration, PFPC Inc., since September 2002; Senior Manager, PFPC Inc., 1994 to 2002.	N/A

John Kernan[6] 200 Public Square, 5th Floor Cleveland, OH 44114 41	Assistant Treasurer	Since February 2005	Senior Vice President, National City Bank, and Managing Director of Fund Administration, Allegiant Asset Management Group, since July 2004; Vice President and Senior Director of Fund Administration, State Street Bank and Trust Company, 1998 to 2004.	N/A

Audrey C. Talley[6] One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 53	Secretary	Since February 2005	Partner, Drinker Biddle & Reath LLP (law firm).	N/A

Ronald L. Weihrauch[6] 200 Public Square, 5th Floor Cleveland, OH 44114 30	Assistant Secretary	Since February 2007	Vice President (formerly Assistant Vice President), National City Bank, and Director, Legal Administration, Allegiant Asset Management Group, since September 2004; Senior Attorney, Ohio National Financial Services, 2003 - 2004; Associate Attorney, Millikin & Fitton Law Firm, 2001 - 2003.	N/A

David C. Lebisky[6] 760 Moore Road King of Prussia, PA 19406 35	Assistant Secretary	Since February 2007	Vice President and Senior Director, Regulatory Administration, PFPC Inc., since January 2007; Vice President and Director, PFPC Inc., 2003 to 2007; Assistant Vice President and Manager, 2001 to 2003.	N/A

[1]	Each Trustee can be contacted by writing to Allegiant Funds, c/o Allegiant Funds Group, 200 Public Square, 5th Floor, Cleveland, OH 44114, Attention: John Kernan.
[2]

Each Trustee holds office until the next meeting of shareholders at which Trustees are elected following his or her election or appointment and until his or her successor has been elected and qualified.

[3]

Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the 1940 Act. In addition to Allegiant Funds (“Allegiant”), each Trustee serves as a Trustee of Allegiant Advantage Fund (“Advantage”). Mr. Neary and Mr. Swanson also serve as Chairman and President/CEO/Chief Legal Officer, respectively, of Advantage.

[4]

The “Fund Complex” consists of all registered investment companies for which Allegiant Asset Management Company (the “Adviser”) or any of its affiliates serves as investment adviser. The number of portfolios overseen by the Trustees includes 30 portfolios of Allegiant and 1 portfolio of Advantage that are offered for sale as of the date of this Annual Report. The Trustees of Allegiant have authorized additional portfolios that have not yet been made available to investors.

[5]

Mr. Breen is considered to be an “interested person” of Allegiant as defined in the 1940 Act because he owns shares of common stock of National City Corporation (“NCC”), the indirect parent company of the Adviser. Mr. Swanson is considered to be an “interested person” of Allegiant because (1) he is Executive Vice President and Chief Investment Officer of NCC, and (2) he owns shares of common stock and options to purchase common stock of NCC.

[6]

Ms. Barr, Mr. Glazar, Mr. Kernan, Mr. Lebisky, Ms. Talley and Mr. Weihrauch also serve as Officers of Advantage in their same capacities. Ms. Barr previously served as Assistant Treasurer and Compliance Officer of Allegiant and Advantage from August 2002 to February 2003. In addition, Drinker Biddle & Reath LLP serves as counsel to Allegiant and Advantage.

For more information regarding the trustees and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-800-622-FUND (3863).

8

Allegiant Money Market Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allegiant Funds

We have audited the accompanying statements of net assets of the Government Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, Tax Exempt Money Market Fund, and Treasury Money Market Fund (the “Funds”) (six of the portfolios constituting the Allegiant Funds) as of May 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at May 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

July 19, 2007

9

Allegiant Money Market Funds	Selected Per Share Data and Ratios
FINANCIAL HIGHLIGHTS	For the Years Ended May 31

	Net Asset Value, Beginning of Year	Net Investment Income†		Realized Loss on Investments		Dividends from Net Investment Income	Net Asset Value, End of Year	Total Return	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Before Fee Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)
GOVERNMENT MONEY MARKET FUND

CLASS I
2007	$1.00	$0.05		$—	*	$(0.05)	$1.00	5.01%	$464,208	0.37%	4.90%	0.42%	4.85%
2006	1.00	0.04		—		(0.04)	1.00	3.69	576,444	0.41	3.61	0.49	3.53
2005	1.00	0.02		—		(0.02)	1.00	1.58	724,656	0.44	1.43	0.54	1.33
2004	1.00	0.01		—		(0.01)	1.00	0.65	1,554,598	0.42	0.65	0.52	0.55
2003	1.00	0.01		—		(0.01)	1.00	1.15	1,966,487	0.41	1.16	0.51	1.06
CLASS A
2007	$1.00	$0.05		$—	*	$(0.05)	$1.00	4.75%	$339,913	0.62%	4.65%	0.67%	4.60%
2006	1.00	0.03		—		(0.03)	1.00	3.43	391,159	0.66	3.36	0.74	3.28
2005	1.00	0.01		—		(0.01)	1.00	1.33	441,606	0.69	1.18	0.79	1.08
2004	1.00	—	*	—		— *	1.00	0.40	388,023	0.67	0.40	0.77	0.30
2003	1.00	0.01		—		(0.01)	1.00	0.89	593,867	0.66	0.91	0.76	0.81

MONEY MARKET FUND

CLASS I
2007	$1.00	$0.05		$—	*	$(0.05)	$1.00	5.09%	$2,400,557	0.37%	4.98%	0.42%	4.93%
2006	1.00	0.04		—		(0.04)	1.00	3.75	2,107,744	0.41	3.65	0.49	3.57
2005(1)	1.00	0.02		—		(0.02)	1.00	1.62	2,373,840	0.42	1.57	0.52	1.47
2004	1.00	0.01		—		(0.01)	1.00	0.67	2,920,107	0.43	0.68	0.53	0.58
2003	1.00	0.01		—		(0.01)	1.00	1.19	3,646,585	0.40	1.19	0.50	1.09
CLASS A
2007	$1.00	$0.05		$—	*	$(0.05)	$1.00	4.82%	$902,964	0.62%	4.73%	0.67%	4.68%
2006	1.00	0.03		—		(0.03)	1.00	3.49	749,629	0.66	3.40	0.74	3.32
2005(1)	1.00	0.01		—		(0.01)	1.00	1.37	734,047	0.67	1.32	0.77	1.22
2004	1.00	—	*	—		— *	1.00	0.43	902,676	0.68	0.43	0.78	0.33
2003	1.00	0.01		—		(0.01)	1.00	0.94	1,097,776	0.65	0.94	0.75	0.84
CLASS B
2007	$1.00	$0.04		$—	*	$(0.04)	$1.00	4.07%	$632	1.35%	4.00%	1.40%	3.95%
2006	1.00	0.03		—		(0.03)	1.00	2.76	715	1.37	2.69	1.45	2.61
2005(1)	1.00	0.01		—		(0.01)	1.00	0.94	1,126	1.09	0.90	1.49	0.50
2004	1.00	—	*	—		— *	1.00	0.43	1,129	0.68	0.43	1.48	(0.37)
2003	1.00	0.01		—		(0.01)	1.00	0.60	1,789	0.95	0.64	1.46	0.13
CLASS C
2007	$1.00	$0.04		$—	*	$(0.04)	$1.00	4.07%	$107	1.35%	4.00%	1.40%	3.95%
2006	1.00	0.03		—		(0.03)	1.00	2.76	107	1.37	2.69	1.45	2.61
2005(1)	1.00	0.01		—		(0.01)	1.00	0.94	685	1.09	0.90	1.49	0.50
2004	1.00	—	*	—		— *	1.00	0.42	671	0.68	0.43	1.48	(0.37)
2003	1.00	0.01		—		(0.01)	1.00	0.60	1,283	0.95	0.64	1.46	0.13

*	Amount represents less than $0.005 per share.
†	Per share data calculated using average shares outstanding method.
(1)

Capital infusions in June and July of 2004 resulted in a $0.001, $0.003, $0.001 and $0.000 effect to the net asset value per share of Class I, Class A, Class B and Class C, respectively, for the year ended May 31, 2005 and had no effect on the total return of the Fund.

See Notes to Financial Statements.

10

	Net Asset Value, Beginning of Year	Net Investment Income†		Realized Gain (Loss) on Investments		Dividends from Net Investment Income	Net Asset Value, End of Year	Total Return	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Before Fee Waivers)	Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)
OHIO MUNICIPAL MONEY MARKET FUND

CLASS I
2007	$1.00	$0.03		$—		$(0.03)	$1.00	3.40%	$293,090	0.27%	3.35%	0.32%	3.30%
2006	1.00	0.03		—		(0.03)	1.00	2.58	315,415	0.31	2.55	0.45	2.41
2005	1.00	0.01		—		(0.01)	1.00	1.38	304,362	0.33	1.40	0.53	1.20
2004	1.00	0.01		—		(0.01)	1.00	0.70	238,433	0.34	0.70	0.54	0.50
2003	1.00	0.01		—		(0.01)	1.00	1.06	262,692	0.32	1.05	0.52	0.85
CLASS A
2007	$1.00	$0.03		$—		$(0.03)	$1.00	3.15%	$90,158	0.52%	3.10%	0.57%	3.05%
2006	1.00	0.02		—		(0.02)	1.00	2.32	55,993	0.56	2.30	0.70	2.16
2005	1.00	0.01		—		(0.01)	1.00	1.12	55,348	0.58	1.15	0.78	0.95
2004	1.00	—	*	—		— *	1.00	0.45	48,535	0.59	0.45	0.79	0.25
2003	1.00	0.01		—		(0.01)	1.00	0.81	52,040	0.57	0.80	0.77	0.60

PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND

CLASS I
2007	$1.00	$0.03		$—		$(0.03)	$1.00	3.40%	$102,098	0.28%	3.35%	0.33%	3.30%
2006	1.00	0.03		—		(0.03)	1.00	2.58	80,340	0.32	2.55	0.49	2.38
2005	1.00	0.01		—		(0.01)	1.00	1.35	93,325	0.34	1.33	0.59	1.08
2004	1.00	0.01		—		(0.01)	1.00	0.69	97,248	0.34	0.69	0.59	0.44
2003	1.00	0.01		—		(0.01)	1.00	1.07	100,585	0.30	1.06	0.55	0.81
CLASS A
2007	$1.00	$0.03		$—		$(0.03)	$1.00	3.14%	$59,534	0.53%	3.10%	0.58%	3.05%
2006	1.00	0.02		—		(0.02)	1.00	2.32	42,149	0.57	2.30	0.74	2.13
2005	1.00	0.01		—		(0.01)	1.00	1.10	39,357	0.59	1.08	0.84	0.83
2004	1.00	—	*	—		— *	1.00	0.43	104,046	0.59	0.44	0.84	0.19
2003	1.00	0.01		—		(0.01)	1.00	0.82	88,615	0.55	0.81	0.80	0.56

TAX EXEMPT MONEY MARKET FUND

CLASS I
2007	$1.00	$0.03		$—	*	$(0.03)	$1.00	3.40%	$546,126	0.27%	3.36%	0.32%	3.31%
2006	1.00	0.03		—		(0.03)	1.00	2.58	381,918	0.31	2.55	0.45	2.41
2005	1.00	0.01		—		(0.01)	1.00	1.36	436,206	0.33	1.35	0.53	1.15
2004	1.00	0.01		—		(0.01)	1.00	0.68	426,256	0.33	0.68	0.53	0.48
2003	1.00	0.01		—		(0.01)	1.00	1.04	545,100	0.31	1.03	0.51	0.83
CLASS A
2007	$1.00	$0.03		$—	*	$(0.03)	$1.00	3.15%	$201,946	0.52%	3.11%	0.57%	3.06%
2006	1.00	0.02		—		(0.02)	1.00	2.33	165,891	0.56	2.30	0.70	2.16
2005	1.00	0.01		—		(0.01)	1.00	1.10	137,814	0.58	1.10	0.78	0.90
2004	1.00	—	*	—		— *	1.00	0.43	222,193	0.58	0.43	0.78	0.23
2003	1.00	0.01		—		(0.01)	1.00	0.79	267,874	0.56	0.78	0.76	0.58

TREASURY MONEY MARKET FUND

CLASS I
2007	$1.00	$0.05		$—	*	$(0.05)	$1.00	4.69%	$171,646	0.39%	4.59%	0.44%	4.54%
2006	1.00	0.03		—		(0.03)	1.00	3.36	164,992	0.43	3.24	0.48	3.19
2005	1.00	0.01		—		(0.01)	1.00	1.43	196,930	0.43	1.17	0.48	1.12
2004	1.00	0.01		—		(0.01)	1.00	0.54	578,023	0.43	0.54	0.48	0.49
2003	1.00	0.01		—		(0.01)	1.00	1.07	636,837	0.41	1.04	0.46	0.99
CLASS A
2007	$1.00	$0.04		$—	*	$(0.04)	$1.00	4.43%	$7,896	0.64%	4.34%	0.69%	4.29%
2006	1.00	0.03		—		(0.03)	1.00	3.10	12,814	0.68	2.99	0.73	2.94
2005	1.00	0.01		—		(0.01)	1.00	1.17	16,649	0.68	0.92	0.73	0.87
2004	1.00	—	*	—		— *	1.00	0.29	24,611	0.68	0.29	0.73	0.24
2003	1.00	0.01		—		(0.01)	1.00	0.82	14,890	0.66	0.79	0.71	0.74

11

Allegiant Government Money Market Fund

STATEMENT OF NET ASSETS

May 31, 2007

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY OBLIGATIONS — 34.0%
Federal Farm Credit Bank — 6.3%
Federal Farm Credit Bank (MTN)
2.875%, 08/09/07	$20,000	$19,913
2.625%, 09/17/07	31,280	31,045

		50,958

Federal Home Loan Bank — 20.2%
Federal Home Loan Bank
5.250%, 09/24/07	15,000	15,000
5.250%, 11/01/07	39,820	39,820
5.250%, 12/12/07	7,000	7,000
4.000%, 03/10/08	5,590	5,536
5.125%, 04/24/08	5,000	4,995
Federal Home Loan Bank (DN)
5.050%, 06/01/07 (A)	10,000	10,000
Federal Home Loan Bank (FRN)
5.129%, 11/15/07	11,500	11,498
5.119%, 11/15/07	10,000	10,000
5.139%, 01/10/08	15,000	15,000
5.139%, 01/24/08	12,500	12,500
5.129%, 02/07/08	15,000	15,000
5.119%, 02/28/08	10,000	10,000
Federal Home Loan Bank (MTN)
4.875%, 08/22/07	5,990	5,986

		162,335

Federal Home Loan Mortgage Corporation — 3.2%
Federal Home Loan Mortgage Corporation (DN)
5.065%, 07/23/07 (A)	20,000	19,854
Federal Home Loan Mortgage Corporation (MTN)
4.875%, 09/05/07	6,000	5,994
		25,848
Federal National Mortgage Association — 4.3%
Federal National Mortgage Association (DN)
5.090%, 06/01/07 (A)	1,500	1,500
5.110%, 07/03/07 (A)	12,928	12,870
5.095%, 07/03/07 (A)	15,000	14,932
5.010%, 02/29/08 (A)	3,181	3,060
Federal National Mortgage Association (MTN)
4.250%, 08/22/07	2,150	2,145

		34,507

Total U.S. Government Agency Obligations (Cost $273,648)		273,648

	Number of Shares

MONEY MARKET FUND — 1.5%
AIM Government & Agency Portfolio (Cost $11,336)	11,336,122	11,336

	Par (000)	Value (000)

REPURCHASE AGREEMENTS — 63.9%
Bank of America 5.300% (dated 05/31/07, due 06/01/07, repurchase price $199,029,297, collateralized by Federal National Mortgage Association Bonds, 5.000%, due 04/01/37 to 05/01/37, total market value $202,980,000)	$199,000	$199,000
Barclays 5.300% (dated 05/31/07, due 06/01/07, repurchase price $40,005,889, collateralized by Federal Home Loan Mortgage Corporation Note, 5.108%, due 08/13/07, total market value $40,800,053)	40,000	40,000
Deutsche Bank 5.310% (dated 05/31/07, due 06/01/07, repurchase price $195,028,763, collateralized by Federal Home Loan Mortgage Corporation and Federal National Mortgage Association Bonds, 4.000% to 5.538%, due 06/01/19 to 06/01/37, total market value $198,900,000)	195,000	195,000
Goldman Sachs 5.300% (dated 05/31/07, due 06/01/07, repurchase price $40,005,889, collateralized by Federal Home Loan Mortgage Corporation and Federal National Mortgage Association Bonds, 4.500% to 6.000%, due 05/01/20 to 05/01/37, total market value $40,800,000)	40,000	40,000
Greenwich Capital 5.310% (dated 05/31/07, due 06/01/07, repurchase price $40,005,900, collateralized by Federal National Mortgage Association Bonds, 4.038% to 4.847%, due 08/01/33 to 02/01/37, total market value $40,800,538)	40,000	40,000

Total Repurchase Agreements (Cost $514,000)		514,000

TOTAL INVESTMENTS — 99.4% (Cost $798,984)*		798,984

Other Assets & Liabilities — 0.6%
Dividends Payable
Class I		(1,926)
Class A		(1,041)
Investment Advisory Fees Payable		(175)
12b-1 Fees Payable
Class I		(30)
Class A		(57)
Administration Fees Payable		(42)
Custody Fees Payable		(6)
Trustees’ Fees Payable		(74)
Payable for Shares of Beneficial Interest Redeemed		(273)
Other		8,761

Total Other Assets & Liabilities		5,137

TOTAL NET ASSETS — 100.0%		$804,121

12

Value (000)
Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$804,164
Accumulated Net Realized Loss on Investments	(43)

Total Net Assets	$804,121

Net Asset Value, Offering and Redemption Price Per Share — Class I ($464,208,235 ÷ 464,192,668 outstanding shares of beneficial interest)	$1.00

Net Asset Value, Offering and Redemption Price Per Share — Class A ($339,912,963 ÷ 339,949,987 outstanding shares of beneficial interest)	$1.00

*	Also cost for Federal income tax purposes.
(A)	Zero Coupon Bond — the rate shown is the effective yield at purchase date.
DN —	Discount Note
FRN —	Floating Rate Note: the rate shown is the rate in effect on May 31, 2007, and the date shown is the final maturity date, not the next reset or put date. The rate floats based on a predetermined index.
MTN —	Medium Term Note

See Notes to Financial Statements.

13

Allegiant Money Market Fund

STATEMENT OF NET ASSETS

May 31, 2007

	Par (000)	Value (000)
COMMERCIAL PAPER† — 53.5%
Banks — 9.6%
Abbey National North America
5.205%, 09/05/07	$30,000	$29,584
ABN AMRO
5.175%, 11/26/07	30,000	29,232
Danske
5.225%, 07/11/07	25,000	24,855
5.165%, 10/12/07	30,000	29,427
Dexia Delaware LLC
5.195%, 08/08/07	10,000	9,902
5.200%, 08/09/07	20,000	19,801
Societe Generale North America
5.240%, 06/19/07	7,600	7,580
5.205%, 07/12/07	15,831	15,737
5.160%, 11/05/07	30,000	29,325
Svenska Handelsbanken NY
5.235%, 06/29/07	32,750	32,617
Westpac Banking
5.225%, 07/05/07	30,000	29,852
5.205%, 07/12/07	30,000	29,823
5.225%, 08/01/07	10,000	9,911
5.165%, 11/02/07	20,000	19,558

		317,204

Finance-Automotive — 0.9%
Daimlerchrysler Revolving Auto Conduit
5.250%, 07/03/07	30,000	29,860

Financial Conduits — 35.3%
Amstel Funding
5.240%, 08/02/07	30,000	29,729
Atlantis One Funding
5.230%, 06/18/07	20,964	20,912
5.230%, 06/21/07	30,000	29,913
5.230%, 08/10/07	10,000	9,898
Cancara Asset Securitization
5.235%, 06/04/07	15,000	14,993
5.235%, 06/13/07	20,000	19,965
CRC Funding LLC
5.260%, 06/08/07	20,000	19,980
Curzon Funding
5.233%, 07/30/07	25,000	24,786
5.200%, 08/01/07	15,000	14,868
5.185%, 11/26/07	30,000	29,231
Edison Asset Securitization LLC
5.170%, 07/05/07	30,000	29,853
5.190%, 09/10/07	20,000	19,709
Fairway Finance
5.230%, 07/25/07	30,000	29,765
Fountain Square Commercial Funding
5.240%, 06/06/07	16,737	16,725
5.240%, 06/15/07	7,569	7,554
5.230%, 07/10/07	25,000	24,858
5.235%, 08/08/07	20,000	19,802
5.215%, 08/21/07	13,000	12,847
Galaxy Funding
5.235%, 06/18/07	20,000	19,951
5.235%, 07/24/07	25,000	24,807
5.235%, 08/07/07	10,000	9,903
Gemini Securitization
5.230%, 06/21/07	20,000	19,942
Govco
5.230%, 06/13/07	20,000	19,965
5.235%, 07/23/07	20,000	19,849
5.240%, 08/22/07	30,000	29,642
Grampian Funding LLC
5.225%, 06/15/07	30,000	29,939
5.170%, 11/02/07	20,000	19,558
Greyhawk Funding LLC
5.265%, 06/06/07	20,000	19,985
5.240%, 06/22/07	30,000	29,908
5.230%, 07/27/07	30,000	29,756
International Business Machines
5.225%, 06/20/07	20,000	19,945
Liberty Street Funding
5.260%, 06/22/07	30,000	29,908
5.230%, 07/25/07	30,000	29,765
Market Street Funding
5.260%, 06/21/07	30,000	29,912
Mont Blanc Capital
5.235%, 07/18/07	10,268	10,198
5.235%, 08/14/07	30,000	29,677
Old Line Funding
5.250%, 08/02/07	15,322	15,183
Public Square Funding
5.310%, 06/01/07	50,000	50,000
Scaldis Capital LLC
5.215%, 06/25/07	30,000	29,896
5.180%, 09/18/07	20,679	20,355
Sheffield Receivables
5.270%, 06/28/07	27,154	27,047
Solitaire Funding
5.230%, 07/23/07	30,000	29,773
5.240%, 08/23/07	30,000	29,638
Three Pillars Funding
5.290%, 06/04/07	24,776	24,765
Three Rivers Funding
5.265%, 06/05/07	35,499	35,478
5.270%, 06/08/07	7,489	7,481
Thunder Bay Funding LLC
5.260%, 06/14/07	30,000	29,943
5.230%, 07/05/07	20,000	19,901
Variable Funding Capital
5.255%, 06/07/07	18,000	17,984
5.245%, 07/19/07	30,000	29,790

		1,165,232

Financial Services — 6.8%
Allianz Finance
5.235%, 07/12/07	20,000	19,881
5.250%, 08/08/07	17,500	17,327
Goldman Sachs
5.235%, 07/17/07	30,000	29,799
Greenwich Capital
5.180%, 06/26/07	30,000	29,892
5.170%, 12/24/07	30,000	29,113
HBOS Treasury Services
5.230%, 07/13/07	20,000	19,878
Merrill Lynch
5.150%, 11/14/07	30,000	29,288

14

	Par (000)	Value (000)
COMMERCIAL PAPER† — continued
Financial Services — continued
UBS Finance
5.225%, 07/03/07	$20,000	$19,907
5.225%, 08/10/07	30,000	29,695

		224,780

Retail — 0.9%
Wal-Mart Funding
5.240%, 08/22/07	30,000	29,642

Total Commercial Paper (Cost $1,766,718)		1,766,718

CERTIFICATES OF DEPOSIT — 16.5%
Domestic — 1.5%
Wilmington Trust
5.270%, 06/08/07	20,000	20,000
5.340%, 08/21/07	30,000	30,002

		50,002

Euro — 4.1%
BNP Paribas
5.305%, 07/09/07	30,000	30,000
Calyon
5.350%, 08/28/07	30,000	30,000
Deutsche Bank
5.410%, 06/01/07	30,000	30,000
HBOS Treasury Services
5.600%, 06/19/07	30,000	30,002
Societe Generale
5.330%, 06/18/07	16,000	16,000

		136,002

Yankee — 10.9%
Abbey National Treasury Service CT
5.310%, 06/15/07	25,000	25,000
Bank of Ireland CT
5.340%, 08/09/07	30,000	30,000
5.305%, 11/09/07	30,000	29,999
Bank of Nova Scotia OR
5.210%, 10/04/07	11,000	10,993
Barclays Bank PLC NY (FRN)
5.280%, 01/03/08	30,000	29,997
BNP Paribas NY
5.310%, 10/10/07	15,000	15,000
Canadian Imperial Bank of Commerce NY
5.305%, 07/05/07	30,000	30,000
Credit Suisse NY
5.310%, 10/10/07	30,000	30,000
Fortis Bank NY
5.280%, 08/02/07	25,000	24,998
Lloyds TSB Bank PLC NY
5.300%, 02/22/08	30,000	30,000
Rabobank Nederland NV NY
5.235%, 11/21/07	33,700	33,710
Royal Bank of Canada NY (FRN)
5.264%, 01/22/08	7,000	7,000
Toronto Dominion NY
5.298%, 07/09/07	30,000	30,000
UBS AG CT
5.330%, 10/23/07	32,000	32,012

		358,709

Total Certificates of Deposit (Cost $544,713)		544,713

CORPORATE BONDS — 13.3%
Banks — 3.9%
American Express Bank (FRN)
5.400%, 11/21/07	10,950	10,955
ANZ (FRN)
5.426%, 04/14/08(A)	24,900	24,922
Bank of America (FRN)
5.362%, 06/13/07	20,000	20,000
Bank One (FRN)
5.549%, 10/01/07	21,500	21,517
BNP Paribas (FRN)
5.310%, 06/25/08(A)	15,000	15,000
Calyon (FRN)
5.327%, 08/10/07	5,000	5,000
Wachovia (FRN)
5.435%, 07/20/07	2,000	2,000
Wells Fargo (FRN)
5.410%, 09/28/07	30,000	30,010

		129,404

Finance-Automotive — 1.3%
American Honda Finance (FRN) (MTN)
5.465%, 10/22/07(A)	10,300	10,306
5.370%, 04/10/08(A)	8,000	8,003
Toyota Motor Credit (FRN) (MTN)
5.239%, 03/17/08	15,000	15,000
5.239%, 03/24/08	8,000	8,000

		41,309

Financial Services — 5.0%
Bear Stearns (FRN) (MTN)
5.420%, 01/15/08	10,000	10,007
5.486%, 02/08/08	26,750	26,780
General Electric Capital (FRN) (MTN)
5.410%, 01/03/08	4,140	4,142
5.406%, 01/15/08	5,990	5,993
Goldman Sachs (FRN)
5.474%, 07/02/07	3,000	3,000
Goldman Sachs (FRN) (MTN)
5.475%, 10/05/07	35,600	35,619
Merrill Lynch (FRN) (MTN)
5.360%, 06/15/07	15,000	15,001
Morgan Stanley (FRN)
5.480%, 07/27/07	35,481	35,489
Morgan Stanley (FRN) (MTN)
5.484%, 01/18/08	30,000	30,029

		166,060

Insurance — 3.1%
Allstate Life Global Funding II (FRN) (MTN)
5.436%, 04/14/08(A)	30,000	30,029
John Hancock Global Funding II
5.000%, 07/27/07(A)	7,165	7,161
MetLife Global Funding I (FRN) (MTN)
5.350%, 06/01/07(A)	12,000	12,000

15

Allegiant Money Market Fund

STATEMENT OF NET ASSETS

May 31, 2007

	Par (000)	Value (000)
CORPORATE BONDS — continued
Insurance — continued
Monumental Global Funding III (FRN)
5.330%, 03/20/08 (A)	$15,000	$15,000
Nationwide Life Global Funding I (FRN)
5.440%, 06/22/07 (A)	30,000	30,002
5.440%, 09/28/07 (A)	6,945	6,948

		101,140

Total Corporate Bonds (Cost $437,913)		437,913

MASTER NOTE — 2.2%
Banks — 2.2%
Bank of America (DO)
5.372%, 06/01/07 (Cost $75,000)	75,000	75,000

FUNDING AGREEMENTS — 2.0%
MetLife Funding Agreement (FRN)
5.410%, 09/14/07 (B)	30,000	30,000
New York Life Funding Agreement (FRN)
5.399%, 06/06/07 (B)	35,000	35,000

Total Funding Agreements (Cost $65,000)		65,000

MUNICIPAL SECURITIES — 0.8%
Georgia — 0.5%
Aquarium Parking Deck (RB) (LOC - SunTrust Bank) (VRDN)
5.350%, 04/01/20	9,100	9,100
Savannah College of Art & Design (RB) (LOC - Bank of America) (VRDN)
5.350%, 04/01/24	6,900	6,900

		16,000

Illinois — 0.1%
Champaign (GO) Series B (VRDN)
5.330%, 01/01/24	4,900	4,900

Massachusetts — 0.2%
Massachusetts Development Finance Agency, Clarendon Street Associates (RB) Series B (LOC - Bayerische Landesbank) (VRDN)
5.370%, 12/01/40	5,000	5,000

Total Municipal Securities (Cost $25,900)		25,900

	Number of Shares
AFFILIATED MONEY MARKET FUND — 0.4%
Allegiant Advantage Institutional Money Market Fund, Class I†† (Cost $13,049)	13,049,249	13,049

REPURCHASE AGREEMENTS — 11.0%
Bank of America 5.300% (dated 05/31/07, due 06/01/07, repurchase price $33,004,858, collateralized by Federal National Mortgage Association Bond, 5.500%, due 03/01/37, total market value $33,660,001)	$33,000	$33,000
Barclays 5.300% (dated 05/31/07, due 06/01/07, repurchase price $65,009,569, collateralized by Federal Home Loan Bank, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association Notes, 4.962% to 5.171%, due 07/25/07 to 05/27/08, total market value $66,300,758)	65,000	65,000
Deutsche Bank 5.310% (dated 05/31/07, due 06/01/07, repurchase price $37,005,458, collateralized by Federal Home Loan Mortgage Corporation Bonds, 4.759% to 6.500%, due 06/01/35 to 03/01/37, total market value $37,740,001)	37,000	37,000
Goldman Sachs 5.300% (dated 05/31/07, due 06/01/07, repurchase price $90,013,250, collateralized by Federal Home Loan Mortgage Corporation and Federal National Mortgage Association Bonds, 5.500% to 6.000%, due 02/01/34 to 05/01/37, total market value $91,800,001)	90,000	90,000
Greenwich Capital 5.310% (dated 05/31/07, due 06/01/07, repurchase price $140,020,650, collateralized by Federal National Mortgage Association Bonds, 4.621% to 7.631%, due 11/01/33 to 05/01/37, total market value $142,800,117)	140,000	140,000

Total Repurchase Agreements (Cost $365,000)		365,000

TOTAL INVESTMENTS — 99.7% (Cost $3,293,293)*		3,293,293

Other Assets & Liabilities — 0.3%
Dividends Payable
Class I		(9,960)
Class A		(2,193)
Investment Advisory Fees Payable		(693)
12b-1 Fees Payable
Class I		(179)
Class A		(103)
Administration Fees Payable		(166)
Custody Fees Payable		(22)
Trustees’ Fees Payable		(180)
Payable for Shares of Beneficial Interest Redeemed		(3,240)
Other		27,704

Total Other Assets & Liabilities		10,968

TOTAL NET ASSETS — 100.0%		$3,304,261

16

Value (000)
Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$3,306,065
Distributions in Excess of Net Investment Income	(1)
Accumulated Net Realized Loss on Investments	(1,803)

Total Net Assets	$3,304,261

Net Asset Value, Offering and Redemption Price Per Share — Class I ($2,400,557,172 ÷ 2,401,781,248 outstanding shares of beneficial interest)	$1.00

Net Asset Value, Offering and Redemption Price Per Share — Class A ($902,964,247 ÷ 903,533,343 outstanding shares of beneficial interest)	$1.00

Net Asset Value, Offering and Redemption Price Per Share — Class B ($632,474 ÷ 632,880 outstanding shares of beneficial interest)	$1.00

Net Asset Value, Offering and Redemption Price Per Share — Class C ($107,205 ÷ 106,818 outstanding shares of beneficial interest)	$1.00

*	Also cost for Federal income tax purposes.
†	The rate shown is the effective yield at purchase date.
††	See Note 3 in Notes to Financial Statements.
(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is (000) $159,371 and represents 4.8% of net assets as of May 31, 2007.
(B)	Illiquid Security. Total market value of illiquid securities is (000) $65,000 and represents 2.0% of net assets as of May 31, 2007.
DO —	Demand Obligation: the rate shown is the rate in effect on May 31, 2007, and the date shown is the next reset date. The rate floats daily.
FRN —	Floating Rate Note: the rate shown is the rate in effect on May 31, 2007, and the date shown is the final maturity date, not the next reset or put date. The rate floats based on a predetermined index.
GO —	General Obligation
LLC —	Limited Liability Company
LOC —	Letter of Credit
MTN —	Medium Term Note
PLC —	Public Liability Company
RB —	Revenue Bond
VRDN —	Variable Rate Demand Note: the rate shown is the rate in effect on May 31, 2007, and the date shown is the final maturity date, not the next reset or put date.

See Notes to Financial Statements.

17

Allegiant Ohio Municipal Money Market Fund

STATEMENT OF NET ASSETS

May 31, 2007

	Par (000)	Value (000)
MUNICIPAL SECURITIES — 96.5%
Ohio — 96.5%
Allen County Healthcare Facilities, Mennonite Memorial Home Project (RB) (LOC - Wells Fargo Bank) (VRDN)
3.760%, 02/01/18	$2,260	$2,260
Bay Village (BAN) (GO)
4.500%, 07/20/07	1,500	1,502
Butler County (BAN) (GO) Series C
4.500%, 09/20/07	2,750	2,757
Butler County Healthcare Facilities, Lifesphere Project (RB) (LOC - U.S. Bank) (VRDN)
3.800%, 05/01/27	3,110	3,110
Butler County Transportation Improvement, Prerefunded 04/01/08 @ 102 (RB) Series A (FSA)
5.500%, 04/01/08	1,150	1,190
6.000%, 04/01/10	400	415
Circleville (BAN) (GO)
4.500%, 07/18/07	2,750	2,752
Clark County (BAN) (GO)
3.830%, 11/14/07	3,000	3,003
4.020%, 02/13/08	800	801
4.000%, 03/26/08	1,780	1,784
4.000%, 05/08/08	1,000	1,003
Clark County Multifamily, Ohio Masonic Home Project (RB) (AMBAC) (VRDN)
3.790%, 10/01/25	5,805	5,805
Cleveland Waterworks (RB) Series L (FGIC) (VRDN)
3.740%, 01/01/33	10,600	10,600
Cleveland Waterworks (RB) Series M (FSA) (VRDN)
3.750%, 01/01/33	2,200	2,200
Cuyahoga County Civic Facility, Oriana Services Project (RB) (LOC - Bank One) (VRDN)
4.080%, 04/01/16	1,330	1,330
Cuyahoga County Economic Development Authority, Cleveland Animal League Project (RB) (LOC - Fifth Third Bank) (VRDN)
3.890%, 10/01/22	1,785	1,785
Cuyahoga County Economic Development Authority, Gilmour Academy Project (RB) (LOC - Fifth Third Bank) (VRDN)
3.890%, 02/01/22	2,100	2,100
Cuyahoga County Economic Development Authority, Positive Education Program (RB) (LOC - KeyBank) (VRDN)
3.840%, 08/01/20	2,470	2,470
Cuyahoga County Port Authority, Euclid Garage Office Project (RB) (LOC - Fifth Third Bank) (VRDN)
3.830%, 01/01/34	3,500	3,500
Cuyahoga County Port Authority, Laurel School Project (RB) (LOC - KeyBank) (VRDN)
3.840%, 06/01/24	4,255	4,255
Deerfield Township (BAN) (GO) Series B
3.750%, 11/29/07	1,111	1,111
Delaware County (BAN) (GO)
4.750%, 06/13/07	1,052	1,052
East Knox Local School District (BAN) (GO)
5.000%, 06/01/07	475	475
Evendale Tax Increment, Evendale Commons Ltd. Project (RN) (LOC - Fifth Third Bank)
3.800%, 05/15/08	2,100	2,100
Fairborn (BAN) (GO) (MBIA)
4.250%, 11/01/07	835	837
Franklin County Healthcare Facility, Creekside at the Village Project (RB) (LOC - KeyBank) (VRDN)
3.790%, 05/01/34	2,435	2,435
Franklin County Healthcare Facility, Friendship Village of Dublin Project (RB) Series B (LOC - LaSalle Bank) (VRDN)
3.750%, 11/01/34	7,120	7,120
Franklin County Hospital Authority, Holy Cross Health Systems Project (RB) (LOC - JPMorgan Chase) (VRDN)
3.800%, 06/01/16	10,445	10,445
Franklin County Industrial Development Revenue Authority, Bricker & Eckler Project (RB) (LOC - Bank One) (VRDN)
4.040%, 11/01/14	2,250	2,250
Franklin County, Trinity Health (RB) Series C-2 (FGIC) (VRDN)
3.850%, 12/01/38	4,500	4,500
Franklin County, Trinity Health Credit Group Project (RB) Series F (FSA) (VRDN)
3.810%, 12/01/30	12,600	12,600
Fulton County, Fulton County Health Center Project (RB) (LOC - JPMorgan Chase) (VRDN)
3.810%, 11/01/35	900	900
Gates Mills (BAN) (GO)
4.125%, 05/22/08	1,700	1,705
Geauga County Healthcare Facilities, Montefiore Housing Corporation Project (RB) (LOC - Fifth Third Bank) (VRDN)
3.880%, 01/01/26	1,940	1,940
Hamilton (BAN) (GO)
4.500%, 09/14/07	1,000	1,002
Hamilton County Economic Development Authority, Cincinnati Arts Association Project (RB) (LOC - Fifth Third Bank) (VRDN)
3.890%, 11/01/23	940	940
Hamilton County Economic Development Authority, Cincinnati-Hamilton Project (RB) (LOC - Fifth Third Bank) (VRDN)
3.890%, 09/01/25	735	735
Hamilton County Economic Development Authority, Jordon Complex (RB) (LOC - Fifth Third Bank) (VRDN)
3.890%, 12/01/24	5,600	5,600
Hamilton County Economic Development Authority, Taft Museum Project (RB) (LOC - Fifth Third Bank) (VRDN)
3.890%, 05/01/27	2,400	2,400
Hamilton County Healthcare Facilities, Episcopal (RB) Series A (LOC - Keybank) (VRDN)
3.790%, 06/01/35	825	825

18

	Par (000)	Value (000)
MUNICIPAL SECURITIES — continued
Ohio — continued
Hamilton County Healthcare Facilities, Ronald McDonald House Project (RB) (LOC - Fifth Third Bank) (VRDN)
3.890%, 05/01/15	$2,370	$2,370
Hamilton County Hospital Facilities, Children’s Hospital Medical Center (RB) (LOC - U.S. Bank) (VRDN)
3.790%, 05/15/28	7,000	7,000
Hamilton Waste Water System (BAN) (GO)
4.000%, 09/14/07	1,215	1,216
Hancock County (BAN) (GO)
4.500%, 11/08/07	1,417	1,422
Hilliard School District (BAN) (GO)
4.500%, 06/14/07	1,000	1,000
Hubbard Exempt Village School District (BAN) (GO)
4.250%, 06/28/07	4,835	4,837
5.000%, 06/28/07	1,800	1,802
Hunting Valley, Village Hall Construction Project (BAN)
4.250%, 10/04/07	4,500	4,510
Indian Lake Local School District (BAN) (GO)
4.530%, 12/13/07	1,750	1,757
Jefferson Local School District, Madison County (BAN) (GO)
4.180%, 11/28/07	2,000	2,005
Kent (BAN)
4.250%, 10/18/07	2,045	2,050
Kings Local School District (TAN)
4.750%, 07/26/07	1,400	1,402
Lake County (BAN) (GO)
4.250%, 05/15/08	900	904
Lancaster (BAN) (GO)
4.250%, 10/17/07	1,000	1,002
Lima Hospital Facilities Authority, Lima Memorial Hospital Project (RB) (LOC - Bank One) (VRDN)
3.840%, 12/01/10	725	725
Little Miami Local School District (BAN)
4.250%, 06/05/08	6,250	6,281
Little Miami Local School District (TAN)
4.125%, 06/28/07	1,500	1,501
Lucas County Health Care Facilities, Sunset Retirement Community Project (RB) Series B (LOC - Fifth Third Bank) (VRDN)
3.760%, 08/15/30	790	790
Marysville (BAN) (GO)
4.250%, 03/06/08	900	903
4.250%, 05/16/08	1,000	1,005
Marysville Water and Sewer (BAN) (GO)
4.500%, 01/24/08	1,905	1,915
Mason (BAN) (GO)
4.750%, 07/05/07	2,250	2,252
Mayfield Heights (BAN)
4.250%, 08/27/07	3,000	3,004
Mayfield Heights (BAN) (GO)
4.000%, 08/23/07	1,875	1,877
Mentor (BAN) (GO) Series 2006-2
4.500%, 09/14/07	1,000	1,003
Montgomery County Solid Waste Authority (RB) (MBIA)
5.300%, 11/01/07	1,000	1,007
Mount Healthy City School District (BAN) (GO)
4.250%, 04/03/08	3,000	3,013
North Central Local School District (BAN)
4.500%, 06/22/07	2,000	2,001
North Ridgeville (BAN) (GO)
4.000%, 09/19/07	600	601
Oak Hills Local School District (GO) (MBIA)
5.650%, 12/01/07	350	354
Ohio State (GO) Series B (VRDN)
3.720%, 08/01/17	2,200	2,200
3.800%, 08/01/21	8,825	8,825
Ohio State (GO) Series C (VRDN)
3.750%, 06/15/26	2,500	2,500
Ohio State (GO) Series D (VRDN)
3.720%, 02/01/19	3,200	3,200
Ohio State Air Quality Development Authority, FirstEnergy Project (RB) (LOC - Wachovia Bank) (VRDN)
3.780%, 12/01/33	3,700	3,700
Ohio State Air Quality Development Authority, FirstEnergy Project (RB) Series A (LOC - Barclays Bank PLC) (VRDN)
3.720%, 12/01/23	5,000	5,000
Ohio State Air Quality Development Authority, Timken Project (RB) (LOC - Fifth Third Bank) (VRDN)
3.760%, 11/01/25	200	200
Ohio State Air Quality Development Authority, Timken Project (RB) (LOC - KeyBank) (VRDN)
3.760%, 06/01/33	5,200	5,200
Ohio State Higher Educational Facilities Commission (RB) (LOC - Fifth Third Bank) (VRDN)
3.860%, 09/01/25	2,860	2,860
Ohio State Higher Educational Facilities Commission, Ashland University Project (RB) (LOC - KeyBank) (VRDN)
3.810%, 09/01/24	4,500	4,500
Ohio State Higher Educational Facilities Commission, Case Western Reserve University Project (RB) Series A (VRDN)
3.720%, 10/01/31	5,115	5,115
Ohio State Higher Educational Facilities Commission, Case Western Reserve University Project, Prerefunded 10/01/07 @ 101 (RB) Series C
5.000%, 10/01/07	905	918
Ohio State Higher Educational Facilities Commission, Kenyon College Project (RB) Series K (VRDN)
3.830%, 08/01/33	1,100	1,100
Ohio State Higher Educational Facilities Commission, Oberlin College Project (RB) (VRDN)
3.720%, 10/01/35	2,700	2,700

19

Allegiant Ohio Municipal Money Market Fund

STATEMENT OF NET ASSETS

May 31, 2007

	Par (000)	Value (000)
MUNICIPAL SECURITIES — continued
Ohio — continued
Ohio State Higher Educational Facilities Commission, Oberlin College Project (RB) Series A (VRDN)
3.720%, 10/01/29	$13,025	$13,025
Ohio State Higher Educational Facilities Commission, Pooled Financing Program (RB) Series A (LOC - Fifth Third Bank) (VRDN)
3.860%, 09/01/24	2,740	2,740
3.780%, 09/01/26	2,100	2,100
3.830%, 09/01/27	455	455
Ohio State Higher Educational Facilities Commission, Xavier University Project (RB) (LOC - U.S. Bank) (VRDN)
3.720%, 05/01/15	800	800
Ohio State Higher Educational Facilities Commission, Xavier University Project (RB) Series B (LOC - U.S. Bank) (VRDN)
3.720%, 11/01/30	2,800	2,800
Ohio State University (RB) (VRDN)
3.830%, 12/01/31	900	900
Ohio State University (TECP) Series 03-C (VRDN)
3.640%, 06/14/07	13,145	13,145
Ohio State University General Receipts (RB) (FSA) (VRDN)
3.780%, 12/01/26	800	800
Ohio State University General Receipts (RB) (VRDN)
3.830%, 12/01/21	2,050	2,050
Ohio State Water Development Authority, FirstEnergy Project (RB) (LOC - Wachovia Bank) (VRDN)
3.750%, 12/01/33	550	550
Ohio State Water Development Authority, FirstEnergy Project (RB) Series A (LOC - Barclays Bank PLC) (VRDN)
3.900%, 05/15/19	8,200	8,200
Ohio State Water Development Authority, FirstEnergy Project (RB) Series B (LOC - Barclays Bank PLC) (VRDN)
3.790%, 01/01/34	17,200	17,200
Ohio State Water Development Authority, Pure Water Project (RB) (AMBAC)
5.000%, 12/01/07	2,000	2,015
Ohio State Water Development Authority, Timken Company Project (RB) (LOC - Northern Trust Company) (VRDN)
3.760%, 11/01/25	2,000	2,000
Perrysburg (BAN) (GO)
4.500%, 08/09/07	1,250	1,251
4.250%, 11/08/07	3,393	3,402
Rocky River, Lutheran West High School Project (RB) (LOC - Fifth Third Bank) (VRDN)
3.890%, 12/01/22	2,100	2,100
Scioto County Hospital Facilities Authority, VHA Central Capital Asset Financing Program (RB) Series C (AMBAC) (VRDN)
3.800%, 12/01/25	2,800	2,800
Scioto County Hospital Facilities Authority, VHA Central Capital Asset Financing Program (RB) Series D (AMBAC) (VRDN)
3.800%, 12/01/25	1,150	1,150
Scioto County Hospital Facilities Authority, VHA Central Capital Asset Financing Program (RB) Series E (AMBAC) (VRDN)
3.800%, 12/01/25	1,065	1,065
Scioto County Hospital Facilities Authority, VHA Central Capital Asset Financing Program (RB) Series F (AMBAC) (VRDN)
3.800%, 12/01/25	1,175	1,175
Scioto County Hospital Facilities Authority, VHA Central Capital Asset Financing Program (RB) Series G (AMBAC) (VRDN)
3.800%, 12/01/25	650	650
Sharonville (BAN) (GO)
4.500%, 08/14/07	1,360	1,362
4.250%, 02/20/08	915	918
Solon (BAN) (GO)
4.000%, 11/21/07	1,360	1,363
Toledo City Services (SAN) (LOC - State Street Bank & Trust) (VRDN)
3.760%, 06/01/08	7,100	7,100
3.760%, 12/01/09	11,400	11,400
Toledo-Lucas County Port Authority (RB) Series C (LOC - Sovereign Bank) (VRDN)
3.750%, 05/15/38	8,500	8,500
Toledo-Lucas County Port Authority, St. Francis de Sales High School (RB) (LOC- Fifth Third Bank) (VRDN)
3.890%, 08/01/25	2,000	2,000
Trotwood (BAN)
4.250%, 10/24/07	3,560	3,568
Trotwood (BAN) Series B
4.000%, 11/01/07	2,530	2,534
University of Akron General Receipts (RB) (FGIC) (VRDN)
3.790%, 01/01/29	75	75
University of Cincinnati General Receipts (BAN) (RN) Series C
4.500%, 01/24/08	1,500	1,508
University of Cincinnati General Receipts (RB) Series B (AMBAC) (VRDN)
3.790%, 06/01/31	5,495	5,495
Upper Valley Joint Vocational School District (BAN) (GO)
4.000%, 11/28/07	1,925	1,928
Warren County (BAN) (GO)
4.250%, 09/06/07	1,610	1,612
Warren County Industrial Development Authority, Cincinnati Electric Illuminating Project (RB) (LOC - Scotiabank) (VRDN)
3.970%, 09/01/15	4,690	4,690
Warren County Industrial Development Authority, Liquid Container Project (RB) (LOC - Bank of America) (VRDN)
3.780%, 03/01/15	1,670	1,670
Westerville (GO)
4.500%, 09/20/07	1,575	1,579

20

	Par (000)	Value (000)
MUNICIPAL SECURITIES — continued
Ohio — continued
Wooster Industrial Development Authority, Allen Group Project (RB) (LOC - Wachovia Bank ) (VRDN)
3.830%, 12/01/10	$5,200	$5,200

Total Municipal Securities (Cost $369,996)		369,996

	Number of Shares
MONEY MARKET FUND — 0.4%
BlackRock Ohio Municipal Money Market Fund (Cost $1,504)	1,503,563	1,504

TOTAL INVESTMENTS — 96.9% (Cost $371,500)*		371,500

Other Assets & Liabilities — 3.1%
Dividends Payable
Class I		(788)
Class A		(2)
Investment Advisory Fees Payable		(49)
12b-1 Fees Payable
Class I		(28)
Class A		(7)
Administration Fees Payable		(20)
Custody Fees Payable		(4)
Trustees’ Fees Payable		(16)
Payable for Investments Purchased		(6,281)
Other		18,944

Total Other Assets & Liabilities		11,749

TOTAL NET ASSETS — 100.0%		$383,249

		Value (000)
Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)		$383,249

Total Net Assets		$383,249

Net Asset Value, Offering and Redemption Price Per Share — Class I ($293,090,405 ÷ 293,094,674 outstanding shares of beneficia l interest)		$1.00

Net Asset Value, Offering and Redemption Price Per Share — Class A ($90,158,169 ÷ 90,154,756 outstanding shares of beneficial interest)		$1.00

*	Also cost for Federal income tax purposes.
AMBAC —	American Municipal Bond Assurance Corporation
BAN —	Bond Anticipation Note
FGIC —	Federal Guaranty Insurance Corporation
FSA —	Financial Security Assurance
GO —	General Obligation
LOC —	Letter of Credit
MBIA —	Municipal Bond Insurance Association
PLC —	Public Liability Company
RB —	Revenue Bond
RN —	Revenue Note
SAN —	Special Assessment Note
TAN —	Tax Anticipation Note
TECP —	Tax Exempt Commercial Paper
VRDN —	Variable Rate Demand Note: the rate shown is the rate in effect on May 31, 2007, and the date shown is the final maturity date, not the next reset or put date.

See Notes to Financial Statements.

21

Allegiant Pennsylvania Tax Exempt Money Market Fund

STATEMENT OF NET ASSETS

May 31, 2007

	Par (000)	Value (000)
MUNICIPAL SECURITIES — 96.7%
Pennsylvania — 96.7%
ABN AMRO Munitops Certificate Trust, Lancaster (GO) Series 2007-47 (AMBAC) (VRDN)
3.830%, 05/01/15 (A)	$5,000	$5,000
Allegheny County Higher Education Building Authority, Carnegie Mellon University (RB) (VRDN)
3.850%, 12/01/33	2,250	2,250
Allegheny County Hospital Development Authority, Children’s Hospital of Pittsburgh (RB) Series A (LOC - Citizens Bank) (VRDN)
3.780%, 06/01/35	1,305	1,305
Allegheny County Hospital Development Authority, Health Care Dialysis Clinic (RB) (LOC - Bank of America) (VRDN)
3.760%, 12/01/19	800	800
Allegheny County Hospital Development Authority, Presbyterian Health Center (RB) Series A (MBIA) (VRDN)
3.830%, 03/01/20	600	600
Allegheny County Hospital Development Authority, Presbyterian Health Center (RB) Series C (MBIA) (VRDN)
3.830%, 03/01/20	600	600
Allegheny County Hospital Development Authority, South Hills Health (RB) Series A (LOC - PNC Bank) (VRDN)
3.680%, 06/01/30	1,935	1,935
Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center (RB) Series B
5.500%, 06/15/07	2,000	2,002
Allegheny County Industrial Development Authority, Animal Friends, Inc. Project (RB) (LOC - PNC Bank) (VRDN)
3.850%, 07/01/07	2,560	2,560
Allegheny County Industrial Development Authority, Carnegie Museums of Pittsburgh (RB) (LOC - Citizens Bank) (VRDN)
3.800%, 08/01/32	2,000	2,000
Beaver County Industrial Development Authority, Atlantic Richfield Project (RB) (VRDN)
3.820%, 12/01/20	3,450	3,450
Berks County Industrial Development Authority, Kutztown Resource Management Project (RB) (LOC - Wachovia Bank) (VRDN)
3.880%, 12/01/30	3,945	3,945
Bethel Park School District (GO) (FSA)
5.250%, 08/01/07	500	501
Dallastown Area School District (GO) (FGIC) (VRDN)
3.780%, 05/01/20	1,600	1,600
Delaware County Industrial Development Authority, Academy of Notre Dame Project (RB) (LOC - Citizens Bank) (VRDN)
3.810%, 12/01/36	2,700	2,700
Delaware County Industrial Development Authority, BP Exploration and Oil (RB) (VRDN)
3.870%, 10/01/19	50	50
Delaware County Industrial Development Authority, Exelon Generation Company Project (TECP) (VRDN)
3.730%, 10/05/07	3,000	3,000
Delaware County Industrial Development Authority, Resource Recovery (RB) Series G (VRDN)
3.800%, 12/01/31	500	500
Delaware County Industrial Development Authority, Sunoco Project (RB) (LOC - Bank of America) (VRDN)
3.780%, 11/01/33	4,750	4,750
Delaware Valley Regional Finance Authority (RB) Series B (LOC - Bayerische Landesbank) (VRDN)
3.780%, 12/01/20	3,000	3,000
Delaware Valley Regional Finance Authority (RB) Series D (LOC - Bayerische Landesbank) (VRDN)
3.780%, 12/01/20	7,700	7,700
Elizabethtown Industrial Development Authority, Elizabethtown College Project (RB) (LOC - Fulton Bank) (VRDN)
3.860%, 06/15/29	2,685	2,685
Emmaus General Authority (RB) (FSA) (VRDN)
3.780%, 12/01/28	95	95
Geisinger Authority, Geisinger Health Systems (RB) (VRDN)
3.870%, 11/15/32	350	350
Geisinger Authority, Geisinger Health Systems (RB) Series B (VRDN)
3.870%, 08/01/22	2,000	2,000
Gettysburg Area Industrial Development Authority, Brethren Home Community Project (RB) Series A (LOC - Wachovia Bank) (VRDN)
3.810%, 06/01/24	15	15
Hanover School District (GO) (FSA) (VRDN)
3.770%, 06/01/25	1,850	1,850
Harrisburg Authority (RB) Series A (FGIC) (VRDN)
3.810%, 07/15/29	7,405	7,405
Harrisburg Authority, Cumberland Valley School District Project (RB) Sub-Series B (FSA) (VRDN)
3.810%, 03/01/34	8,700	8,700
Harrisburg Authority, Haverford School District (RB) Sub-Series A (FSA) (VRDN)
3.810%, 03/01/34	2,105	2,105
Harrisburg Authority, West Brandywine (RB) Sub-Series D (FSA) (VRDN)
3.810%, 03/01/34	1,700	1,700
Lackawanna County (GO) Series B (FSA) (VRDN)
3.780%, 10/15/29	285	285

22

	Par (000)	Value (000)
MUNICIPAL SECURITIES — continued
Pennsylvania — continued
Lancaster County (GO) (FSA) (VRDN)
3.770%, 11/01/16	$1,780	$1,780
Lancaster Industrial Development Authority, Student Lodging Incorporated (RB) (LOC - Fulton Bank) (VRDN)
3.860%, 12/01/26	2,410	2,410
Lebanon County Health Facilities Authority, ECC Retirement Village Project (RB) (LOC - Northern Trust Company) (VRDN)
3.810%, 10/15/25	3,685	3,685
Luzerne County Convention Center Authority (RB) Series A (LOC - Wachovia Bank) (VRDN)
3.810%, 09/01/28	1,405	1,405
Montgomery County Higher Education Facilities Authority, William Penn Charter School Project (RB) (LOC - PNC Bank) (VRDN)
3.780%, 09/15/31	2,115	2,115
Montgomery County Industrial Development Authority, Girl Scouts of Southeastern Pennsylvania (RB) (LOC - Wachovia Bank) (VRDN)
3.880%, 02/01/25	100	100
Montgomery County Industrial Development Authority, Meadowood (RB) (LOC - Citizens Bank) (VRDN)
3.770%, 12/01/20	1,700	1,700
Montgomery County Industrial Development Authority, PECO Energy Company Project (TECP) (VRDN)
3.770%, 08/16/07	9,100	9,100
Neshaminy School District (TRAN) (GO)
4.750%, 06/29/07	1,000	1,001
New Garden General Authority, Municipal Pooled Financing Program (RB) Series II (FSA) (VRDN)
3.750%, 12/01/33	715	715
Pennsylvania Intergovernmental Cooperative Authority, Philadelphia Funding Project (RB) (FGIC)
5.000%, 06/15/07	2,450	2,451
Pennsylvania State (GO)
5.250%, 10/15/07	400	402
5.000%, 02/01/08	2,000	2,019
Pennsylvania State Higher Educational Facilities Authority, Association of Independent Colleges & Universities Program (RB) Series J-2 (LOC - PNC Bank) (VRDN)
3.780%, 05/01/27	2,000	2,000
Pennsylvania State Higher Educational Facilities Authority, Association of Independent Colleges & Universities Program (RB) Series K-1 (LOC - JPMorgan Chase) (VRDN)
3.600%, 11/01/22	3,570	3,570
Pennsylvania State Higher Educational Facilities Authority, Robert Morris College Project (RB) Series F2 (VRDN)
3.700%, 05/01/25	2,500	2,500
Pennsylvania State Higher Educational Facilities Authority, Student Association Inc. Housing Project (RB) Series A (LOC - Citizens Bank) (VRDN)
3.780%, 07/01/38	1,500	1,500
Pennsylvania State Turnpike Commission (RB) Series A-1 (VRDN)
3.810%, 12/01/30	1,000	1,000
Pennsylvania State Turnpike Commission (RB) Series A-3 (VRDN)
3.810%, 12/01/30	1,300	1,300
Pennsylvania State Turnpike Commission (RB) Series C (FSA) (VRDN)
3.750%, 07/15/41	355	355
Pennsylvania State University (RB) Series A (VRDN)
3.750%, 04/01/31	1,725	1,725
Philadelphia (TRAN) (GO)
4.500%, 06/29/07	3,500	3,502
Philadelphia Authority for Industrial Development, 1100 Walnut Associates Project (RB) (LOC - PNC Bank) (VRDN)
3.900%, 12/01/14	400	400
Philadelphia Authority for Industrial Development, Chemical Heritage Foundation Project (RB) (LOC - Wachovia Bank) (VRDN)
3.810%, 07/01/27	845	845
Philadelphia Authority for Industrial Development, Girard Estate Aramark Project (RB) (LOC - JPMorgan Chase) (VRDN)
3.820%, 06/01/32	1,000	1,000
Philadelphia Authority for Industrial Development, Girard Estate Facilities Project (RB) (LOC - Morgan Guaranty Trust) (VRDN)
3.820%, 11/01/31	3,800	3,800
Philadelphia Authority for Industrial Development, Pennsylvania School for the Deaf (RB) (LOC - Citizens Bank) (VRDN)
3.810%, 11/01/32	4,200	4,200
Philadelphia Hospitals & Higher Education Facilities Authority, Children’s Hospital Project (RB) Series B (VRDN)
3.870%, 07/01/25	1,500	1,500
Philadelphia Hospitals & Higher Education Facilities Authority, Philadelphia Schools (RB) Series A-3 (LOC - First Union National Bank) (VRDN)
3.830%, 03/01/19	525	525
Sayre Healthcare Facilities Authority, Capital Financing Project (RB) Series A (AMBAC) (VRDN)
3.800%, 12/01/20	2,300	2,300
Sayre Healthcare Facilities Authority, Capital Financing Project (RB) Series I (AMBAC) (VRDN)
3.760%, 12/01/20	200	200

23

Allegiant Pennsylvania Tax Exempt Money Market Fund

STATEMENT OF NET ASSETS

May 31, 2007

	Par (000)	Value (000)
MUNICIPAL SECURITIES — continued
Pennsylvania — continued
Sayre Healthcare Facilities Authority, Capital Financing Project (RB) Series K (AMBAC) (VRDN)
3.760%, 12/01/20	$3,000	$3,000
Sayre Healthcare Facilities Authority, Capital Financing Project (RB) Series M (AMBAC) (VRDN)
3.800%, 12/01/20	2,200	2,200
University of Pittsburgh, University Capital Project (RB) Series A (VRDN)
3.770%, 09/15/18	1,000	1,000
University of Pittsburgh, University Capital Project (RB) Series B (VRDN)
3.760%, 09/15/38	1,700	1,700
Upper Dauphin Industrial Development Authority, United Church of Christ Homes Project (RB) (LOC - Wachovia Bank) (VRDN)
3.830%, 12/01/26	3,005	3,005
Washington County Authority, Girard Estate Project (RB) (LOC - JPMorgan Chase) (VRDN)
3.820%, 06/01/27	1,215	1,215
Washington County Authority, University of Pennsylvania Project (RB) (VRDN)
3.800%, 07/01/34	3,100	3,100
Washington County Hospital Authority, Washington Hospital Project (RB) (LOC - PNC Bank) (VRDN)
3.900%, 07/01/07	2,500	2,500

Total Municipal Securities (Cost $156,263)		156,263

	Number of Shares
MONEY MARKET FUND — 0.4%
BlackRock Pennsylvania Municipal Money Market Portfolio (Cost $703)	702,627	703

TOTAL INVESTMENTS — 97.1% (Cost $156,966)*		156,966

Value (000)
Other Assets & Liabilities — 2.9%
Dividends Payable
Class I	$(299)
Class A	(73)
Investment Advisory Fees Payable	(20)
12b-1 Fees Payable
Class I	(7)
Class A	(6)
Administration Fees Payable	(8)
Custody Fees Payable	(2)
Trustees’ Fees Payable	(7)
Other	5,089

Total Other Assets & Liabilities	4,667

TOTAL NET ASSETS — 100.0%	$161,633

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$161,673
Accumulated Net Realized Loss on Investments	(40)

Total Net Assets	$161,633

Net Asset Value, Offering and Redemption Price Per Share — Class I ($102,098,487 ÷ 102,210,721 outstanding shares of beneficial interest)	$1.00

Net Asset Value, Offering and Redemption Price Per Share — Class A ($59,534,151 ÷ 59,475,467 outstanding shares of beneficial interest)	$1.00

*	Also cost for Federal income tax purposes.
(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is (000) $5,000 and represents 3.1% of net assets as of May 31, 2007.
AMBAC —	American Municipal Bond Assurance Corporation
FGIC —	Federal Guaranty Insurance Corporation
FSA —	Financial Security Assurance
GO —	General Obligation
LOC —	Letter of Credit
MBIA —	Municipal Bond Insurance Association
RB —	Revenue Bond
TECP —	Tax Exempt Commercial Paper
TRAN —	Tax and Revenue Anticipation Note
VRDN —	Variable Rate Demand Note: the rate shown is the rate in effect on May 31, 2007, and the date shown is the final maturity date, not the next reset or put date.

See Notes to Financial Statements.

24

Allegiant Tax Exempt Money Market Fund

STATEMENT OF NET ASSETS

May 31, 2007

	Par (000)	Value (000)
MUNICIPAL SECURITIES — 99.9%
Alaska — 1.8%
Valdez Marine Terminal, BP Pipelines Inc. Project (RB) Series A (VRDN)
3.900%, 06/01/37	$4,860	$4,860
Valdez Marine Terminal, BP Pipelines Inc. Project (RB) Series B (VRDN)
3.900%, 07/01/37	8,375	8,375

		13,235

Colorado — 2.0%
Colorado Educational & Cultural Facilities Authority, Jewish Federation of Metropolitan Chicago (RB) Series PG-A-8 (LOC - Bank of America) (VRDN)
3.880%, 09/01/35	3,000	3,000
Colorado Educational & Cultural Facilities Authority, National Jewish Federation Bond Program (RB) Series C-1 (LOC - U.S. Bank) (VRDN)
3.880%, 09/01/35	4,300	4,300
Colorado Educational & Cultural Facilities Authority, Rehoboth Christian School (RB) (LOC - KeyBank) (VRDN)
3.800%, 05/01/37	7,925	7,925

		15,225

Delaware — 0.7%
Delaware State Economic Development Authority, Winterthur Museum Project (RB) (LOC - Wachovia Bank) (VRDN)
3.880%, 09/01/12	5,200	5,200

District of Columbia — 0.5%
District of Columbia, Field School Project (RB) Series B (LOC - Wachovia Bank) (VRDN)
3.830%, 07/01/31	3,660	3,660

Florida — 2.1%
Collier County Educational Facilities Authority, International College Project (RB) (LOC - Fifth Third Bank) (VRDN)
3.870%, 04/01/28	4,180	4,180
Miami-Dade County School District (TAN) (RN)
4.500%, 06/28/07	6,000	6,003
Palm Beach County School District (TECP)
3.770%, 08/16/07	5,500	5,500

		15,683

Georgia — 2.4%
Atlanta (TECP)
3.720%, 12/19/07	6,000	6,000
Burke County Pollution Control Development Authority, Oglethorpe Power Vogtle Project (RB) Series A (FGIC) (VRDN)
3.850%, 01/01/16	3,500	3,500
Burke County Pollution Control Development Authority, Oglethorpe Power Vogtle Project (TECP) Series 6B-1 (VRDN)
3.690%, 06/12/07	6,000	6,000
Municipal Electric Authority, Project One (RB) Sub-Series C (MBIA) (LOC - Bayerische Landesbank) (VRDN)
3.710%, 01/01/20	2,600	2,600

		18,100

Illinois — 3.6%
Illinois Health Facilities Authority, Riverside Health System (RB) Series B (LOC - LaSalle Bank) (VRDN)
3.820%, 11/15/16	4,330	4,330
Illinois International Port District (RB) (LOC - LaSalle Bank) (VRDN)
3.930%, 01/01/23	1,150	1,150
Illinois State (GO)
4.250%, 06/07/07	5,000	5,001
Illinois State Development Finance Authority, Jewish Federation Project (RB) (AMBAC) (VRDN)
3.830%, 09/01/24	1,175	1,175
Illinois State Development Finance Authority, Loyola Academy Project (RB) Series A (LOC - Northern Trust Company) (VRDN)
3.790%, 10/01/27	5,000	5,000
Illinois State Educational Facilities Authority, Lake Forest Open Lands Project (RB) (LOC - Northern Trust Company) (VRDN)
3.860%, 08/01/33	6,100	6,100
Naperville, Dupage Children’s Museum (RB) (LOC - American National Bank & Trust) (VRDN)
3.860%, 06/01/30	2,500	2,500
Normal County (GO) (VRDN)
3.810%, 06/01/23	1,750	1,750

		27,006

Indiana — 4.7%
ABN AMRO Munitops Certificate Trust, Hammond Multi-School Building Corporation (RB) Series 2004-50 (MBIA) (VRDN)
3.840%, 01/15/13 (A)	9,995	9,995
Carmel Industrial Waterworks (BAN) (RN) Series A
4.500%, 09/21/07	6,000	6,015
Evansville Industrial Economic Development Authority, Ball Corporation Project (RB) (LOC - Bank One) (VRDN)
3.860%, 12/01/08	2,500	2,500
Indiana Bond Bank (RN) Series A (LOC - Bank of New York)
4.250%, 01/31/08	4,000	4,015
Indiana State Development Finance Authority, Indianapolis Museum (RB) (LOC - Bank One Indiana) (VRDN)
3.810%, 02/01/36	600	600
Indiana State Finance Authority Economic Development, YMCA of Portage Township Project (RB) (LOC - Fifth Third Bank) (VRDN)
3.890%, 08/01/31	1,000	1,000

25

Allegiant Tax Exempt Money Market Fund

STATEMENT OF NET ASSETS

May 31, 2007

	Par (000)	Value (000)
MUNICIPAL SECURITIES — continued
Indiana — continued
Indiana State Health Facilities Financing Authority, Southern Indiana Rehabilitation Hospital Project (RB) (LOC - Bank One Kentucky) (VRDN)
3.860%, 04/01/20	$1,730	$1,730
Purdue University (COP)
5.000%, 07/01/07	3,130	3,134
St. Joseph County Educational Facilities, Holy Cross College Project (RB) (LOC - Fifth Third Bank) (VRDN)
3.860%, 09/01/25	5,920	5,920

		34,909

Kansas — 2.4%
Burlington County Pollution Control, National Rural Utilities Cooperative Finance Corporation Project (TECP) (VRDN)
3.790%, 08/06/07	8,200	8,200
3.780%, 09/06/07	5,000	5,000
Burlington County Pollution Control, National Rural Utilities Cooperative Finance Corporation Project (TECP) Series C-1 (VRDN)
3.730%, 06/22/07	900	900
Burlington County Pollution Control, National Rural Utilities Cooperative Finance Corporation Project (TECP) Series C-2 (VRDN)
3.730%, 06/22/07	3,600	3,600

		17,700

Louisiana — 1.3%
Plaquemines Port Harbor & Terminal District Facilities, Chevron Pipe Line Project (RB) (VRDN)
3.850%, 09/01/07	6,000	6,000
St. James Parish, Texaco Project (TECP) Series B (VRDN)
3.720%, 07/12/07	4,000	4,000

		10,000

Maryland — 0.5%
Maryland State Health and Higher Educational Facilities Authority, University of Maryland Medical System (RB) Series A (AMBAC) (VRDN)
3.760%, 07/01/23	3,550	3,550

Massachusetts — 1.6%
Massachusetts State Health & Educational Facilities Authority, Children’s Hospital (RB) Series L-2 (AMBAC) (VRDN)
3.880%, 10/01/42	2,350	2,350
Massachusetts State, Central Artery (GO) Series B (VRDN)
3.900%, 12/01/30	2,280	2,280
Massachusetts Water Resource Authority (TECP)
3.770%, 08/16/07	6,000	6,000
Massachusetts Water Resources Authority (RB) Series B (FGIC) (VRDN)
3.800%, 08/01/37	1,225	1,225

		11,855

Michigan — 1.3%
Byron Center Public School (RB) (GO) (MBIA)
8.250%, 05/01/08	1,380	1,436
Detroit Sewer Disposal (RB) Series B (FSA) (VRDN)
3.900%, 07/01/33	1,400	1,400
Kalamazoo Hospital Finance Authority, Borgess Medical Center (RB) (ETM) Series A (FGIC)
6.125%, 07/01/07	520	521
Michigan Higher Education Facilities Authority, Davenport University (RB) (LOC - Fifth Third Bank) (VRDN)
3.890%, 01/01/36	4,000	4,000
Michigan State Hospital Finance Authority, Trinity Health (RB) Series E (AMBAC) (VRDN)
3.810%, 12/01/30	2,250	2,250

		9,607

Missouri — 5.5%
ABN AMRO Munitops Certificate Trust, Missouri State Health & Educational Facilities Authority (RB) Series 2006-90 (VRDN)
3.830%, 01/15/15 (A)	11,050	11,050
Curators University System Facilities (RB) Series A (VRDN)
3.870%, 11/01/32	9,300	9,300
Missouri Development Finance Board Cultural Facilities, Nelson Gallery Foundation (RB) Series B (MBIA) (VRDN)
3.870%, 12/01/31	1,500	1,500
Missouri State Health & Educational Facilities Authority (RB) Series C-5 (FGIC) (VRDN)
3.740%, 06/01/33	16,300	16,300
Missouri State Health & Educational Facilities Authority, The Washington University (RB) Series C (VRDN) (GO)
3.860%, 09/01/30	1,500	1,500
Missouri State Health and Educational Facilities Authority, Cox Health System (RB) (MBIA) (VRDN)
3.860%, 06/01/15	1,200	1,200

		40,850

Nebraska — 0.1%
American Public Energy Agency (RB) Series A (VRDN)
3.750%, 12/01/15	1,120	1,120
Nevada — 0.2%
Clark County (TECP)
3.780%, 07/09/07	1,750	1,750

26

	Par (000)	Value (000)
MUNICIPAL SECURITIES — continued
New Hampshire — 3.7%
New Hampshire Health & Education Facilities Authority, Dartmouth College (RB) Series A (VRDN)
3.950%, 06/01/31	$23,605	$23,605
New Hampshire Higher Educational & Health Facilities Authority, New England Incorporated Project (RB) Series B (AMBAC) (VRDN)
3.800%, 12/01/25	4,300	4,300

		27,905

New Mexico — 1.6%
Albuquerque Affordable Housing Projects (RB) (MBIA) (VRDN)
3.770%, 07/01/30	6,555	6,555
New Mexico State Hospital Equipment Loan Council, Presbyterian Health Care (RB) Series B (FSA) (VRDN)
3.820%, 08/01/30	5,110	5,110

		11,665

New York — 0.9%
New York State Dormitory Authority, Cornell University (RB) Series B (VRDN)
3.720%, 07/01/30	7,000	7,000

North Carolina — 3.9%
Guilford County Recreational Facilities Authority, YMCA Project (RB) (LOC - Branch Banking & Trust) (VRDN)
3.810%, 02/01/23	2,050	2,050
Mecklenburg County (GO) Series B (VRDN)
3.740%, 02/01/24	5,000	5,000
Mecklenburg County (GO) Series C (VRDN)
3.780%, 02/01/21	7,400	7,400
3.780%, 02/01/22	1,500	1,500
North Carolina Capital Facilities Finance Agency, Greensboro Day School Project (RB) (LOC - Bank of America) (VRDN)
3.760%, 07/01/21	5,205	5,205
North Carolina Educational Facilities Finance Agency, Belmont Abbey College Project (RB) (LOC - Wachovia Bank) (VRDN)
3.780%, 06/01/18	800	800
North Carolina Medical Care Commission, Rutherford Hospital Project (RB) (LOC - Branch Banking & Trust) (VRDN)
3.810%, 09/01/21	1,500	1,500
University of North Carolina Hospitals at Chapel Hill (RB) Series A (VRDN)
3.770%, 02/01/29	6,000	6,000

		29,455

Ohio — 18.9%
Avon Local School District (BAN) (GO)
4.125%, 01/11/08	1,500	1,504
Cleveland Heights (BAN)
4.000%, 08/09/07	2,360	2,362
Cleveland State University General Receipts (RB) Series B (FGIC) (VRDN)
3.770%, 06/01/36	9,210	9,210
Columbus Sewer (RB) (VRDN)
3.750%, 06/01/11	2,300	2,300
Cuyahoga County Economic Development Authority, Magnificat High School Project (RB) (LOC - Fifth Third Bank) (VRDN)
3.780%, 06/01/30	1,880	1,880
Cuyahoga County Hospital Facilities Authority, University Hospital Systems Health Project (RB) Series A (MBIA)
5.250%, 01/15/08	2,000	2,016
Cuyahoga County Port Authority, Euclid Garage Office Project (RB) (LOC - Fifth Third Bank) (VRDN)
3.830%, 01/01/34	3,410	3,410
Cuyahoga Falls (BAN)
4.000%, 12/13/07	11,210	11,234
Deerfield Township (BAN) (GO)
3.610%, 11/29/07	2,555	2,555
Dublin City School District (BAN) (GO)
4.250%, 10/17/07	2,300	2,306
4.375%, 10/17/07	3,828	3,838
Franklin County Hospital Authority, Holy Cross Health Systems Project (RB) (LOC - JPMorgan Chase) (VRDN)
3.800%, 06/01/16	10,150	10,150
Fulton County, Fulton County Health Center Project (RB) (LOC - JPMorgan Chase) (VRDN)
3.810%, 11/01/35	400	400
Greene County (BAN) (GO) Series E
4.250%, 11/20/07	2,000	2,006
Hamilton County Economic Development Authority, Saint Xavier High School Project (RB) (LOC - Fifth Third Bank) (VRDN)
3.830%, 04/01/28	1,000	1,000
Hilliard School District (BAN) (GO)
4.500%, 06/14/07	2,500	2,501
Marysville (BAN) (RN) (LOC - Fifth Third Bank)
4.300%, 12/13/07	3,875	3,889
Mason (BAN) (GO)
4.250%, 06/21/07	1,925	1,926
Mount Healthy City School District (BAN) (GO)
4.250%, 04/03/08	12,000	12,051
New Albany (BAN) (GO)
4.250%, 12/13/07	1,800	1,807
Ohio State (GO) Series D (VRDN)
3.720%, 02/01/19	6,300	6,300
Ohio State Air Quality Development Authority, FirstEnergy Project (RB) (LOC - Wachovia Bank) (VRDN)
3.780%, 12/01/33	60	60
Ohio State Air Quality Development Authority, Timken Project (RB) (LOC - Fifth Third Bank) (VRDN)
3.760%, 11/01/25	675	675
Ohio State Higher Educational Facilities
Commission, Case Western Reserve University Project (RB) Series A (VRDN)
3.720%, 10/01/31	7,600	7,600

27

Allegiant Tax Exempt Money Market Fund

STATEMENT TO NET ASSETS

May 31 , 2007

	Par (000)	Value (000)
MUNICIPAL SECURITIES — continued
Ohio — continued
Ohio State Higher Educational Facilities Commission, Oberlin College Project (RB) Series A (VRDN)
3.720%, 10/01/29	$4,600	$4,600
Ohio State Higher Educational Facilities Commission, Pooled Financing Program (RB) Series A (LOC - Fifth Third Bank) (VRDN)
3.860%, 09/01/24	1,000	1,000
3.780%, 09/01/26	6,010	6,010
Ohio State Higher Educational Facilities Commission, Xavier University Project (RB) (LOC - U.S. Bank) (VRDN)
3.720%, 05/01/15	5,300	5,300
Ohio State Infrastructure (GO) Series A (VRDN)
3.720%, 02/01/23	2,900	2,900
Ohio State University (TECP) Series 03-C (VRDN)
3.640%, 06/14/07	5,500	5,500
Ohio State Water Development Authority, Fresh Water Project (RB) (ETM) (AMBAC)
5.600%, 06/01/07	1,000	1,000
Penta County Career Center (TAN) (GO)
4.250%, 02/28/08	6,000	6,021
Rocky River, Lutheran West High School Project (RB) (LOC - Fifth Third Bank) (VRDN)
3.890%, 12/01/22	400	400
Shaker Heights City School District (RB)
4.250%, 06/14/07	1,650	1,650
Summit County Port Authority (RB) (LOC - Fifth Third Bank) (VRDN)
3.890%, 02/01/28	3,600	3,600
Toledo-Lucas County Port Authority, St. Francis de Sales High School (RB) (LOC- Fifth Third Bank) (VRDN)
3.890%, 08/01/25	3,780	3,780
Trenton (BAN) (GO)
3.800%, 03/13/08	2,145	2,145
University of Akron General Receipts (RB) (FGIC) (VRDN)
3.790%, 01/01/29	15	15
Warren County Healthcare Facilities Authority, Otterbein Homes Project (RB) Series B (LOC - Fifth Third Bank) (VRDN)
3.830%, 07/01/23	2,828	2,828
Washington County Hospital, Marietta Area Health Facilities (RB) (LOC - Fifth Third Bank) (VRDN)
3.890%, 12/01/26	1,490	1,490

		141,219

Oregon — 1.2%
Forest Grove Student Housing, Oak Tree Foundation Project (RB) Series A (LOC - KeyBank) (VRDN)
3.790%, 03/01/36	4,200	4,200
Portland (TAN) (GO)
4.500%, 06/28/07	5,000	5,003

		9,203

Pennsylvania — 20.3%
Allegheny County Hospital Development Authority, Children’s Hospital of Pittsburgh (RB) Series A (LOC - Citizens Bank) (VRDN)
3.780%, 06/01/35	4,000	4,000
Allegheny County Hospital Development Authority, Health Care Dialysis Clinic (RB) (LOC - Bank of America) (VRDN)
3.760%, 12/01/19	2,200	2,200
Allegheny County Hospital Development Authority, Presbyterian Health Center (RB) Series D (MBIA) (VRDN)
3.830%, 03/01/20	1,300	1,300
Allegheny County Hospital Development Authority, South Hills Health (RB) Series A (LOC - PNC Bank) (VRDN)
3.680%, 06/01/30	965	965
Beaver County Industrial Development Authority, Atlantic Richfield Project (RB) (VRDN)
3.820%, 12/01/20	2,700	2,700
Chester County Industrial Development Authority, Archdiocese of Philadelphia (RB) (LOC - Wachovia Bank) (VRDN)
3.850%, 07/01/31	100	100
Cumberland County Municipal Authority, Messiah Village Project (RB) (LOC - Citizens Bank) (VRDN)
3.770%, 07/01/27	2,100	2,100
Dallastown Area School District (GO) (FGIC) (VRDN)
3.780%, 02/01/18	3,440	3,440
3.780%, 05/01/20	1,000	1,000
Delaware County Industrial Development Authority, Academy of Notre Dame Project (RB) (LOC - Citizens Bank) (VRDN)
3.810%, 12/01/36	5,585	5,585
Delaware County Industrial Development Authority, Resource Recovery (RB) Series G (VRDN)
3.800%, 12/01/31	1,700	1,700
Delaware County Industrial Development Authority, Scott Paper Company Project (RB) Series B (VRDN)
3.780%, 12/01/18	100	100
Delaware County Industrial Development Authority, Sunoco Project (RB) (LOC - Bank of America) (VRDN)
3.780%, 11/01/33	450	450
Delaware Valley Regional Finance Authority (RB) Series D (LOC - Bayerische Landesbank) (VRDN)
3.780%, 12/01/20	2,300	2,300
Emmaus General Authority (RB) (FSA) (VRDN)
3.780%, 12/01/28	8,870	8,870
Erie Higher Education Building Authority, Mercyhurst College Project (RB) (LOC - PNC Bank) (VRDN)
3.780%, 11/01/23	5,000	5,000

28

	Par (000)	Value (000)
MUNICIPAL SECURITIES — continued
Pennsylvania — continued
Geisinger Authority, Geisinger Health Systems (RB) Series B (VRDN)
3.870%, 08/01/22	$5,925	$5,925
Gettysburg Area Industrial Development Authority, Brethren Home Community Project (RB) Series A (LOC - Wachovia Bank) (VRDN)
3.810%, 06/01/24	5,615	5,615
Harrisburg Authority, West Brandywine (RB) Sub-Series D (FSA) (VRDN)
3.810%, 03/01/34	1,100	1,100
Lackawanna County (GO) Series A (LOC - PNC Bank) (VRDN)
3.780%, 09/01/29	1,000	1,000
Lackawanna County (GO) Series B (FSA) (VRDN)
3.780%, 10/15/29	3,500	3,500
Lancaster County Hospital Authority, Masonic Homes Project (RB) (AMBAC) (VRDN)
3.780%, 05/01/32	3,430	3,430
Luzerne County (GO) Series A (FSA) (VRDN)
3.820%, 11/15/26	20,000	20,000
Manheim Township School District (GO) (FSA) (VRDN)
3.770%, 06/01/16	2,000	2,000
Montgomery County Higher Education Facilities Authority, William Penn Charter School Project (RB) (LOC - PNC Bank) (VRDN)
3.780%, 09/15/31	2,585	2,585
Neshaminy School District (TRAN) (GO)
4.750%, 06/29/07	2,000	2,001
New Garden General Authority, Municipal Pooled Financing Program (RB) Series I (AMBAC) (VRDN)
3.750%, 11/01/29	2,735	2,735
Northampton County Higher Education Authority, Lafayette College Project (RB) Series B (VRDN)
3.720%, 11/01/28	2,000	2,000
Pennsylvania State Higher Education Facilities Authority, Carnegie Mellon University (RB) Series A (VRDN)
3.870%, 11/01/25	2,300	2,300
Pennsylvania State Turnpike Commission (RB) Series A-1 (VRDN)
3.810%, 12/01/30	11,950	11,950
Pennsylvania State Turnpike Commission (RB) Series A-3 (VRDN)
3.810%, 12/01/30	6,000	6,000
Pennsylvania State Turnpike Commission (RB) Series C (FSA) (VRDN)
3.750%, 07/15/41	1,100	1,100
Pennsylvania State Turnpike Commission (RB) Series D (FSA) (VRDN)
3.760%, 07/15/41	1,900	1,900
Pennsylvania State University (RB) Series A (VRDN)
3.750%, 03/01/32	3,420	3,420
Philadelphia Authority for Industrial Development, 1100 Walnut Associates Project (RB) (LOC - PNC Bank) (VRDN)
3.900%, 12/01/14	2,400	2,400
Philadelphia Authority for Industrial Development, Chemical Heritage Foundation Project (RB) (LOC - Wachovia Bank) (VRDN)
3.810%, 07/01/27	265	265
Philadelphia Authority for Industrial Development, Chestnut Hill College (RB) Series A (LOC - Wachovia Bank) (VRDN)
3.810%, 10/01/29	4,165	4,165
Philadelphia Authority for Industrial Development, Girard Estate Facilities Project (RB) (LOC - Morgan Guaranty Trust) (VRDN)
3.820%, 11/01/31	1,000	1,000
Philadelphia Hospitals & Higher Education Facilities Authority, Children’s Hospital Project (RB) Series B (VRDN)
3.870%, 07/01/25	1,500	1,500
Philadelphia School District (TRAN) (GO) Series A (LOC - Bank of America)
4.500%, 06/29/07	5,000	5,003
Sayre Healthcare Facilities Authority, Capital Financing Project (RB) Series A (AMBAC) (VRDN)
3.800%, 12/01/20	2,200	2,200
Sayre Healthcare Facilities Authority, Capital Financing Project (RB) Series I (AMBAC) (VRDN)
3.760%, 12/01/20	2,550	2,550
Sayre Healthcare Facilities Authority, Capital Financing Project (RB) Series K (AMBAC) (VRDN)
3.760%, 12/01/20	2,295	2,295
Sayre Healthcare Facilities Authority, Capital Financing Project (RB) Series M (AMBAC) (VRDN)
3.800%, 12/01/20	1,800	1,800
University of Pittsburgh, University Capital Project (RB) Series A (VRDN)
3.770%, 09/15/15	1,220	1,220
University of Pittsburgh, University Capital Project (RB) Series B (VRDN)
3.770%, 09/15/29	2,460	2,460
Washington County Authority, University of Pennsylvania Project (RB) (VRDN)
3.800%, 07/01/34	4,800	4,800

		152,029

South Carolina — 0.7%
South Carolina Public Service Authority (TECP)
3.670%, 06/06/07	5,500	5,500

Tennessee — 0.8%
Blount County Health, Educational and Housing Facilities Authority, Presbyterian Homes Project (RB) (LOC - SunTrust Bank) (VRDN)
3.760%, 01/01/19	5,875	5,875

29

Allegiant Tax Exempt Money Market Fund

STATEMENT TO NET ASSETS

May 31, 2007

	Par (000)	Value (000)
MUNICIPAL SECURITIES — continued
Texas — 6.8%
ABN AMRO Munitops Certificate Trust, Keller Independent School District (GO) Series 2007- 23 (PSF-GTD) (VRDN)
3.840%, 08/15/15 (A)	$22,445	$22,445
Brownsville Utility System (RB) Series A (MBIA) (VRDN)
3.740%, 09/01/27	2,900	2,900
Denton Independent School District (GO) Series B (PSF-GTD) (VRDN)
3.900%, 08/15/21	4,700	4,700
Gulf Coast Industrial Development Authority, Amoco Oil Project (RB) (VRDN)
3.550%, 06/01/25	4,000	4,000
Harris County Health Facilities Development, Children’s Hospital (RB) Series B-1 (MBIA) (VRDN)
3.910%, 10/01/29	3,300	3,300
San Antonio Educational Facilities Corporation, Trinity University (RB) (VRDN)
3.880%, 06/01/33	3,400	3,400
San Antonio Electric and Gas (TECP)
3.750%, 07/12/07	4,000	4,000
3.780%, 07/12/07	1,000	1,000
Texas State (GO) (VRDN)
3.520%, 04/01/36	5,000	5,000

		50,745
Utah — 5.0%
Intermountain Power Agency, Power Supply (RB)
Series B (FGIC) (VRDN)
3.730%, 07/01/16	10,000	10,000
Intermountain Power Agency, Power Supply (RB)
Series F (AMBAC) (VRDN)
3.640%, 07/01/15	7,250	7,250
3.560%, 07/01/18	6,000	6,000
Salt Lake County Pollution Control, Service Station Holdings Project (RB) (VRDN)
3.900%, 02/01/08	5,515	5,515
Salt Lake County Pollution Control, Service Station Holdings Project (RB) Series B (VRDN)
3.870%, 08/01/07	8,700	8,700

		37,465

Vermont — 1.0%
Vermont Education and Health Building Finance Agency, Middlebury College Project (RB) Series A (VRDN)
3.580%, 11/01/27	7,270	7,270

Virginia — 1.5%
Lynchburg Industrial Development Authority, Mid Atlantic Hospital (RB) Series C (AMBAC) (VRDN)
3.800%, 12/01/25	2,100	2,100
Lynchburg Industrial Development Authority, Mid Atlantic Hospital (RB) Series F (AMBAC) (VRDN)
3.800%, 12/01/25	9,100	9,100

		11,200

Washington — 1.5%
Washington State (GO) (FSA)
4.250%, 07/01/07	3,625	3,626
Washington State Healthcare Facilities Authority, National Health Care Research & Educational Project (RB) (LOC - BNP Paribas) (VRDN)
3.830%, 01/01/32	4,700	4,700
Washington State Higher Education Facilities Authority, Whitman College Project (RB) (VRDN)
3.820%, 10/01/29	2,550	2,550

		10,876

Wisconsin — 0.9%
Byron Industrial Development, Ocean Spray Inc. Project (RB) (LOC - Wachovia Bank) (VRDN)
3.830%, 12/01/20	4,400	4,400
University of Wisconsin Hospitals & Clinics Authority (RB) (FSA) (VRDN)
3.780%, 04/01/29	2,600	2,600

		7,000

Wyoming — 0.5%
Carbon County, Wyoming Pollution Control, Amoco Project Series 1985 (RB) (VRDN)
3.700%, 11/01/14	3,800	3,800

Total Municipal Securities (Cost $747,657)		747,657

	Number of Shares
MONEY MARKET FUND — 0.5%
BlackRock Liquidity Funds MuniFund (Cost $3,070)	3,069,579	3,070

TOTAL INVESTMENTS — 100.4% (Cost $750,727)*		750,727

30

Value (000)
Other Assets & Liabilities — (0.4)%
Dividends Payable
Class I	$(1,599)
Class A	(95)
Investment Advisory Fees Payable	(95)
12b-1 Fees Payable
Class I	(37)
Class A	(21)
Administration Fees Payable	(38)
Custody Fees Payable	(6)
Trustees’ Fees Payable	(30)
Payable for Shares of Beneficial Interest Redeemed	(6,252)
Other	5,517

Total Other Assets & Liabilities	(2,656)

TOTAL NET ASSETS — 100.0%	$748,071

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$748,098
Accumulated Net Realized Loss on Investments	(27)

Total Net Assets	$748,071

Net Asset Value, Offering and Redemption Price Per Share — Class I ($546,125,752 ÷ 546,167,259 outstanding shares of beneficial interest)	$1.00

Net Asset Value, Offering and Redemption Price Per Share — Class A ($201,945,651 ÷ 201,949,502 outstanding shares of beneficial interest)	$1.00

*	Also cost for Federal income tax purposes.
(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is (000) $43,490 and represents 5.8% of net assets as of May 31, 2007.
AMBAC —	American Municipal Bond Assurance Corporation
BAN —	Bond Anticipation Note
COP —	Certificate of Participation
ETM —	Escrowed to Maturity
FGIC —	Federal Guaranty Insurance Corporation
FSA —	Financial Security Assurance
GO —	General Obligation
LOC —	Letter of Credit
MBIA —	Municipal Bond Insurance Association

PSF-GTD — Public School Fund - Guaranteed

RB —	Revenue Bond
RN —	Revenue Note
TAN —	Tax Anticipation Note
TECP —	Tax Exempt Commercial Paper
TRAN —	Tax and Revenue Anticipation Note
VRDN —	Variable Rate Demand Note: the rate shown is the rate in effect on May 31, 2007, and the date shown is the final maturity date, not the next reset or put date.

See Notes to Financial Statements.

31

Allegiant Treasury Money Market Fund

STATEMENT OF NET ASSETS

May 31, 2007

	Par (000)	Value (000)
U.S. TREASURY OBLIGATIONS — 96.6%
U.S. Treasury Bills† — 96.6%
4.955%, 06/07/07	$2,500	$2,498
4.600%, 06/14/07	8,000	7,987
4.690%, 06/14/07	6,000	5,990
4.765%, 06/14/07	10,000	9,983
4.920%, 06/14/07	5,000	4,991
5.075%, 06/15/07	18,000	17,964
4.875%, 06/21/07	3,000	2,992
4.895%, 06/21/07	5,000	4,986
4.900%, 06/21/07	15,000	14,959
4.910%, 06/21/07	19,500	19,447
4.940%, 06/21/07	2,000	1,995
4.950%, 06/21/07	2,000	1,994
4.725%, 06/28/07	6,000	5,979
4.845%, 07/05/07	5,000	4,977
4.896%, 07/05/07	2,000	1,991
4.961%, 07/05/07	3,000	2,986
4.867%, 07/12/07	7,000	6,961
4.847%, 07/19/07	10,000	9,935
4.814%, 07/26/07	6,000	5,956
4.851%, 08/23/07	5,000	4,944
4.905%, 08/30/07	4,000	3,951
4.857%, 09/06/07	5,000	4,935
4.888%, 09/06/07	1,500	1,480
4.920%, 09/06/07	2,000	1,973
4.876%, 09/13/07	5,000	4,930
4.865%, 10/04/07	5,000	4,916
4.760%, 10/18/07	12,000	11,779

Total U.S. Treasury Obligations (Cost $173,479)		173,479

	Number of Shares	Value (000)
MONEY MARKET FUND — 11.8%
BlackRock Treasury Trust Fund (Cost $21,186)	21,186,389	$21,186

TOTAL INVESTMENTS — 108.4% (Cost $194,665)*		194,665

Other Assets & Liabilities — (8.4)%
Dividends Payable
Class I		(667)
Class A		(10)
Investment Advisory Fees Payable		(39)
12b-1 Fees Payable
Class I		(18)
Class A		(2)
Administration Fees Payable		(9)
Custody Fees Payable		(2)
Trustees’ Fees Payable		(20)
Payable for Investments Purchased		(17,964)
Other		3,608

Total Other Assets & Liabilities		(15,123)

TOTAL NET ASSETS — 100.0%		$179,542

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)		$179,558
Distributions in Excess of Net Investment Income		(2)
Accumulated Net Realized Loss on Investments		(14)

Total Net Assets		$179,542

Net Asset Value, Offering and Redemption Price Per Share — Class I ($171,646,311 ÷ 171,678,012 outstanding shares of beneficial interest)		$1.00

Net Asset Value, Offering and Redemption Price Per Share — Class A ($7,895,941 ÷ 7,887,752 outstanding shares of beneficial interest)		$1.00

*	Also cost for Federal income tax purposes.
†	The rate shown is the effective yield at purchase date.

See	Notes to Financial Statements.

32

THIS PAGE INTENTIONALLY LEFT BLANK

Allegiant Money Market Funds

STATEMENTS OF OPERATIONS (000)

For the Year Ended May 31, 2007

	Government Money Market Fund	Money Market Fund
Investment Income:
Interest	$45,580	$165,015
Income from affiliate(1)	—	128

Total Investment Income	45,580	165,143

Expenses:
Investment advisory fees	2,595	9,269
Administration fees	519	1,854
12b-1 fees:
Class I	107	470
Class A	75	168
Class B	—	5
Class C	—	1
Shareholder services fees:
Class A	892	2,038
Class B	—	2
Class C	—	— *
Transfer agent fees	113	411
Custodian fees	39	123
Professional fees	72	241
Pricing service fees	1	3
Printing and shareholder reports	19	43
Registration and filing fees	18	49
Trustees’ fees	65	199
Miscellaneous	38	153

Total Expenses	4,553	15,029

Less:
Waiver of investment advisory fees	(432)	(1,545)

Net Expenses	4,121	13,484

Net Investment Income	41,459	151,659

Realized Gain (Loss) on Investments:
Net realized gain (loss) on investments sold	(5)	(38)

Net Increase in Net Assets Resulting from Operations	$41,454	$151,621

*	Amount represents less than $500.
(1)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

34

Ohio Municipal Money Market Fund	Pennsylvania Tax Exempt Money Market Fund	Tax Exempt Money Market Fund	Treasury Money Market Fund
$13,389	$5,815	$23,384	$8,890
—	—	—	—

13,389	5,815	23,384	8,890

738	320	1,289	535
222	96	387	107
60	22	94	35
16	11	38	2
—	—	—	—
—	—	—	—
203	130	468	30
—	—	—	—
—	—	—	—
47	19	79	24
23	14	36	13
35	19	54	22
4	3	7	1
2	3	7	4
6	3	16	9
21	12	39	18
21	10	34	10

1,398	662	2,548	810

(184)	(80)	(322)	(89)

1,214	582	2,226	721

12,175	5,233	21,158	8,169

—	—	(2)	7

$12,175	$5,233	$21,156	$8,176

35

Allegiant Money Market Funds

STATEMENTS OF CHANGES IN NET ASSETS (000)

	Government Money Market Fund		Money Market Fund
	For the Year Ended		For the Year Ended
	May 31, 2007	May 31, 2006	May 31, 2007	May 31, 2006
Investment Activities:
Net investment income	$41,459	$33,562	$151,659	$108,165
Net realized gain (loss) on investments sold	(5)	(11)	(38)	(18)

Net increase in net assets resulting from operations	41,454	33,551	151,621	108,147

Dividends to Shareholders:
Dividends from net investment income:
Class I	(24,880)	(20,224)	(113,103)	(82,030)
Class A	(16,579)	(13,338)	(38,523)	(26,099)
Class B	—	—	(29)	(26)
Class C	—	—	(4)	(10)

Total dividends	(41,459)	(33,562)	(151,659)	(108,165)

Share Transactions (all at $1.00 per share):
Proceeds from shares issued:
Class I	1,346,258	1,439,712	3,442,475	3,889,898
Class A	1,293,301	2,121,754	3,196,537	4,343,358
Class B	—	—	203	340
Class C	—	—	59	139
Reinvestment of dividends:
Class I	727	414	1,438	1,818
Class A	4,194	3,069	12,495	7,625
Class B	—	—	28	24
Class C	—	—	4	9

Total proceeds from shares issued and reinvested	2,644,480	3,564,949	6,653,239	8,243,211

Value of shares redeemed:
Class I	(1,459,218)	(1,588,332)	(3,151,072)	(4,157,798)
Class A	(1,348,739)	(2,175,265)	(3,055,686)	(4,335,397)
Class B	—	—	(314)	(774)
Class C	—	—	(63)	(727)

Total value of shares redeemed	(2,807,957)	(3,763,597)	(6,207,135)	(8,494,696)

Increase (decrease) in net assets from share transactions	(163,477)	(198,648)	446,104	(251,485)

Total increase (decrease) in net assets	(163,482)	(198,659)	446,066	(251,503)

Net Assets:
Beginning of year	967,603	1,166,262	2,858,195	3,109,698

End of year*	$804,121	$967,603	$3,304,261	$2,858,195

* Including undistributed (distributions in excess of) net investment income	$—	$—	$(1)	$(1)

See Notes to Financial Statements.

36

Ohio Municipal Money Market Fund		Pennsylvania Tax Exempt Money Market Fund		Tax Exempt Money Market Fund		Treasury Money Market Fund
For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
May 31, 2007	May 31, 2006	May 31, 2007	May 31, 2006	May 31, 2007	May 31, 2006	May 31, 2007	May 31, 2006
$12,175	$9,656	$5,233	$3,458	$21,158	$14,733	$8,169	$5,954
—	—	—	—	(2)	(2)	7	(4)

12,175	9,656	5,233	3,458	21,156	14,731	8,176	5,950

(9,650)	(8,239)	(3,628)	(2,245)	(15,343)	(11,217)	(7,659)	(5,565)
(2,525)	(1,417)	(1,605)	(1,213)	(5,815)	(3,516)	(514)	(389)
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

(12,175)	(9,656)	(5,233)	(3,458)	(21,158)	(14,733)	(8,173)	(5,954)

1,051,067	822,927	325,476	323,447	1,294,415	930,362	376,129	498,507
224,464	191,974	242,442	369,060	831,590	562,972	108,251	66,529
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
951	758	3	6	594	347	4	2
2,500	1,397	872	557	4,956	3,249	318	321
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

1,278,982	1,017,056	568,793	693,070	2,131,555	1,496,930	484,702	565,359

(1,074,343)	(812,631)	(303,722)	(336,435)	(1,130,800)	(984,996)	(369,482)	(530,443)
(192,798)	(192,727)	(225,928)	(366,827)	(800,491)	(538,143)	(113,487)	(70,685)
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

(1,267,141)	(1,005,358)	(529,650)	(703,262)	(1,931,291)	(1,523,139)	(482,969)	(601,128)

11,841	11,698	39,143	(10,192)	200,264	(26,209)	1,733	(35,769)

11,841	11,698	39,143	(10,192)	200,262	(26,211)	1,736	(35,773)

371,408	359,710	122,490	132,682	547,809	574,020	177,806	213,579

$383,249	$371,408	$161,633	$122,490	$748,071	$547,809	$179,542	$177,806

$—	$—	$—	$—	$—	$—	$(2)	$2

37

Allegiant Money Market Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2007

1. Fund Organization

Allegiant Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 28, 1986. As of May 31, 2007, the Trust offered for sale shares of 30 Funds. Each of the Funds is authorized to issue various classes of shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution (12b-1) fees and/or shareholder services fees, sales charges and investment minimums. With respect to the Money Market Funds, Class I and Class A Shares are sold without a sales charge; Class B and Class C Shares of the Money Market Fund are available only through dividend reinvestments and permitted exchanges and may incur contingent deferred sales charges. Contingent deferred sales charges may be reduced or waived under certain circumstances.

The Trust currently offers five asset categories that consist of the following Funds (each referred to as a “Fund” or collectively as the “Funds”):

Equity Funds

International Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Value Fund, Multi-Factor Mid Cap Growth Fund, Multi-Factor Small Cap Core Fund, Multi-Factor Small Cap Focused Value Fund, Multi-Factor Small Cap Growth Fund, Multi-Factor Small Cap Value Fund, S&P 500® Index Fund, Small Cap Core Fund and Small Cap Growth Fund;

Asset Allocation Fund

Balanced Allocation Fund;

Fixed Income Funds

Bond Fund, Government Mortgage Fund, Intermediate Bond Fund, Limited Maturity Bond Fund, Total Return Advantage Fund and Ultra Short Bond Fund;

Tax Exempt Bond Funds

Intermediate Tax Exempt Bond Fund, Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund and Pennsylvania Intermediate Municipal Bond Fund;

Money Market Funds

Government Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Fund.

The financial statements presented herein are those of the Money Market Funds. The financial statements of the Equity and Asset Allocation Funds, and the Fixed Income and Tax Exempt Bond Funds are not presented herein, but are presented separately.

2. Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Money Market Funds.

Investment Valuation

The investments of the Money Market Funds, other than investments in other money market funds, are valued at amortized cost, which approximates market value. The amortized cost method values an investment at its cost at the time of purchase and thereafter assumes a constant accretion of discount or amortization of premium to maturity. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its investments at market price or fair value prices may be determined in good faith using methods approved and regularly reviewed by the Board of Trustees. No such investments held at May 31, 2007 were valued at other than amortized cost.

38

Investments in other money market funds are valued at their respective net asset values as determined by those funds each business day.

Investment Transactions, Investment Income and Expenses

Investment transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective investments. Expenses common to all of the Funds in the Trust are allocated among the Funds on the basis of average net assets. Distribution (12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class.

Dividends and Distributions to Shareholders

Dividends from net investment income for each of the Money Market Funds are declared daily and paid monthly. Any net realized capital gains will be distributed at least annually by each of the Money Market Funds. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Repurchase Agreements

Repurchase agreements are considered loans under the 1940 Act. In connection therewith, the Trust’s custodian receives and holds collateral of not less than the repurchase price. If the value of the collateral falls below this amount, the Trust will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Trust maintains the right to sell the underlying securities at market value and any resulting loss may be subject to legal proceedings.

Delayed Delivery Transactions

For the purpose of enhancing the Fund’s yield, the Tax Exempt Money Market Fund may purchase or sell securities on a delayed delivery basis. These transactions (principally in municipal securities referred to as COP’s or Certificates of Participation) involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into. The Fund accounts for such transactions as purchases and sales at the commitment date and maintains liquid, high-grade securities in an amount at least equal to the commitment to repurchase.

3. Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory Fees

Fees paid by the Money Market Funds pursuant to the Advisory Agreement with Allegiant Asset Management Company (the “Adviser”), an indirect wholly owned subsidiary of National City Corporation (“NCC”), are payable monthly and are calculated at an annual rate, listed in the table below, of each Fund’s average daily net assets. The Adviser may, from time to time, waive any portion of its fees. Such waivers are voluntary and may be changed or discontinued at any time. The table below lists the advisory fees and waivers that were in effect during the year ended May 31, 2007.

	Annual Rate	Fee Waiver
Government Money Market Fund	0.30%	0.05%
Money Market Fund	0.30%	0.05%
Ohio Municipal Money Market Fund	0.20%	0.05%
Pennsylvania Tax Exempt Money Market Fund	0.20%	0.05%
Tax Exempt Money Market Fund	0.20%	0.05%
Treasury Money Market Fund	0.30%	0.05%

39

Allegiant Money Market Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2007

Shareholder Services Fees

The Trust maintains a Shareholder Services Plan (the “Services Plan”) with respect to the Class A, Class B and Class C Shares in the Funds. Pursuant to the Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Class A, Class B and Class C Shares in consideration for payment, listed in the table below, based on each Class’ average daily net assets.

	Annual Rate
	Class A	Class B	Class C
Government Money Market Fund	0.25%	N/A	N/A
Money Market Fund	0.25%	0.25%	0.25%
Ohio Municipal Money Market Fund	0.25%	N/A	N/A
Pennsylvania Tax Exempt Money Market Fund	0.25%	N/A	N/A
Tax Exempt Money Market Fund	0.25%	N/A	N/A
Treasury Money Market Fund	0.25%	N/A	N/A

Custodian Fees

PFPC Trust Co., an affiliate of PFPC Inc. (“PFPC”) (one of the Trust’s Co-Administrators), serves as the Trust’s Custodian. PFPC Trust Co. also serves as Custodian for the Allegiant Advantage Fund (“Advantage”), another registered investment company managed by the Adviser. Custodian fees for the Trust and Advantage are calculated at the following annual rate: 0.004% of the first $10 billion of the combined average daily gross assets of the Trust and Advantage and 0.002% of the combined average daily gross assets in excess of $10 billion. The custodian fees are allocated to the Trust and Advantage based on each Fund’s average daily net assets. PFPC Trust Co. also receives other transaction based charges and is reimbursed for out-of-pocket expenses. One of the officers of PFPC is Treasurer of the Trust and Advantage.

Distribution/12b-1 Fees

The Trust and Professional Funds Distributor, LLC (the “Distributor”) are parties to a distribution agreement dated May 1, 2003. The Trust has adopted a distribution plan for Class I and Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class I and Class A Shares plan, the Funds reimburse the Distributor for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.10% per annum of the average daily net assets of the Funds’ Class I and Class A Shares. The Money Market Funds accrued 12b-1 fees at the rate of 0.025% per annum of the average daily net assets of Class I and Class A Shares from June 1, 2006 to December 31, 2006. Effective January 1, 2007, the 12b-1 fee accrual rate was reduced to 0.015% per annum of the average daily net assets of Class I and Class A Shares. The Trust also has adopted plans under Rule 12b-1 with respect to Class B and Class C Shares of the Money Market Fund, pursuant to which the Money Market Fund compensates the Distributor for distribution services in an amount up to 0.75% per annum of the average daily net assets of the Fund’s Class B and Class C Shares.

Trustees’ Fees

The Trustees are paid for services rendered to all of the Funds and Advantage, which are allocated to the Funds and Advantage based on their average daily net assets. Each Trustee receives an annual fee of $40,000 plus either $4,000 for each combined Board meeting attended in person, or $2,000 for each Board meeting attended telephonically, and reimbursement of out-of-pocket expenses. The Chairman of the Board receives an additional fee of $25,000 per year and the Chairman of the Audit Committee receives an additional fee of $6,000 per year for their services in these capacities. No person who is an officer, director, trustee, or employee of the Adviser, the Distributor, or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust receives any compensation from the Trust.

Trustees who receive fees are eligible for participation in the Trust’s Deferred Compensation Plan (the “Plan”), an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

40

Administration Fees

The Trust, PFPC and National City Bank (“NCB”), an affiliate of the Adviser, are parties to a Co-Administration and Accounting Services Agreement, pursuant to which PFPC and NCB have agreed to serve as Co-Administrators to the Trust in exchange for fees at the annual rate of 0.06% based on average daily net assets of the Trust’s Funds. For its services as Co-Administrators during the period June 1, 2006 to August 31, 2006, approximately 0.0242% was allocated to PFPC and approximately 0.0358% was allocated to NCB. A new Co-Administration and Accounting Services Agreement was entered into effective September 1, 2006, pursuant to which PFPC and NCB have agreed to continue to serve as Co-Administrators to the Trust in exchange for fees at the annual rate of 0.06% based on average daily net assets of the Trust’s Funds. For its services as Co-Administrators during the period September 1, 2006 to May 31, 2007, approximately 0.0277% was allocated to PFPC and approximately 0.0323% was allocated to NCB. One of the officers of PFPC is Treasurer of the Trust.

Transfer Agent

Effective June 10, 2006, PFPC succeeded Boston Financial Data Services as Transfer Agent for the Funds. For its services as Transfer Agent, PFPC receives a fee based mainly upon the number of accounts serviced. Certain minimum fees and transaction charges may apply. For the year ended May 31, 2007, PFPC received $488,900 from the Funds in aggregate fees and expenses for services rendered under the Transfer Agency Services Agreement. One of the officers of PFPC is Treasurer of the Trust.

Legal Fees

Expenses paid by the Trust for the year ended May 31, 2007 include legal fees of $335,726 paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary of the Trust.

Affiliated Money Market Fund

Pursuant to SEC rules, the Money Market Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by the Trust and the Allegiant Advantage Fund, a separate investment company affiliated with the Trust. The Adviser will waive fees in an amount that offsets any distribution fees charged by the Money Market Funds. Dividends received from such investments are reported as “Income from affiliate” in the Statements of Operations.

4. Federal Income Taxes

Each of the Money Market Funds is classified as a separate taxable entity for Federal income tax purposes and intends to continue to qualify as a separate “regulated investment company” under the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

The amounts of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. The character of dividends and/or distributions made during the year from net investment income or net realized capital gains, and the timing of such dividends and/or distributions made in the fiscal year in which the amounts are distributed may differ from the year that the income or realized capital gains (losses) were recorded by the Money Market Funds. To the extent these differences are permanent; adjustments are made to the appropriate equity accounts in the period that the differences arise. Accordingly, the following permanent differences, have been reclassified to/from the following accounts for the year ended May 31, 2007:

	Undistributed Net Investment Income (000)	Accumulated Net Realized Losses (000)	Paid-in Capital (000)
Tax Exempt Money Market Fund	$—	$19	$(19)

41

Allegiant Money Market Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2007

The tax character of dividends paid during the years ended May 31, 2007 and May 31, 2006 were as follows:

	Tax-Exempt Income (000)	Ordinary Income (000)	Total (000)
Government Money Market Fund
2007	$—	$41,459	$41,459
2006	—	33,562	33,562

Money Market Fund
2007	—	151,659	151,659
2006	—	108,165	108,165

Ohio Municipal Money Market Fund
2007	12,175	—	12,175
2006	9,656	—	9,656

Pennsylvania Tax Exempt Money Market Fund
2007	5,233	—	5,233
2006	3,458	—	3,458

Tax Exempt Money Market Fund.
2007	21,158	—	21,158
2006	14,733	—	14,733

Treasury Money Market Fund
2007	—	8,173	8,173
2006	—	5,954	5,954

As of May 31, 2007, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Tax Exempt Income (000)	Undistributed Ordinary Income (000)	Capital Loss Carryforward (000)	Post October Losses (000)	Other Temporary Differences (000)	Total Distributable Earnings (Accumulated Losses) (000)
Government Money Market Fund	$—	$2,967	$(32)	$(11)	$(2,967)	$(43)
Money Market Fund	—	12,152	(1,769)	(34)	(12,153)	(1,804)
Ohio Municipal Money Market Fund	790	—	— *	—	(790)	— *
Pennsylvania Tax Exempt Money Market Fund	372	—	(40)	—	(372)	(40)
Tax Exempt Money Market Fund	1,694	—	(25)	(2)	(1,694)	(27)
Treasury Money Market Fund	—	675	(14)	—	(677)	(16)

*	Amount represents less than $500.

Post-October losses represent losses realized on investment transactions from November 1, 2006 through May 31, 2007 that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year.

For Federal income tax purposes, realized capital losses may be carried forward and applied against future capital gains. At May 31, 2007, the Money Market Funds had capital loss carryforwards (in thousands) available to offset future realized capital gains through the indicated expiration dates:

	Expiring May 31,
	2010	2011	2012	2013		2014	2015	Total
Government Money Market Fund	$—	$18	$3	$—		$7	$4	$32
Money Market Fund	1,747	—	—	—		—	22	1,769
Ohio Municipal Money Market Fund	—	—	—	—		—	—	—	*
Pennsylvania Tax Exempt Money Market Fund	40	—	—	—	*	—	—	40
Tax Exempt Money Market Fund	—	23	—	—		—	2	25
Treasury Money Market Fund	—	—	—	8		6	—	14

*	Amount represents less than $500.

42

During the year ended May 31, 2007, the Treasury Money Market Fund utilized a capital loss carryforward of $3,019 to offset capital gains. During the year ended May 31, 2007, the Pennsylvania Tax Exempt Money Market Fund and the Tax Exempt Money Market Fund had capital loss carryforwards of $278 and $18,774, respectively, that expired.

5. Market and Credit Risk

Each of the Money Market Funds may invest up to 10% of net assets in illiquid securities. The relative illiquidity of some of these securities may adversely affect a Fund’s ability to dispose of such securities in a timely manner and at a fair price.

The Ohio Municipal Money Market and Pennsylvania Tax Exempt Money Market Funds follow an investment policy of investing primarily in municipal obligations of one state. The Tax Exempt Money Market Fund follows an investment policy of investing in municipal obligations of various states which may, at times, comprise concentrations in one or several states. Economic changes affecting each state and related public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Funds.

6. Indemnifications

In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is immaterial. The Funds expect the risk of loss to be remote pursuant to the contracts.

7. Recent Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This pronouncement provides guidance on the recognition, measurement, classification, and disclosures related to uncertain tax positions, along with any related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, with the Funds required to implement FIN 48 in the NAV calculation by November 30, 2007. Management does not expect the adoption of FIN 48 to have a material impact on the amounts reported in the financial statements.

In September 2006, the Financial Accounting Standards Board issued FASB Statement No. 157, Fair Value Measurements, (“Statement 157”). Statement 157 establishes a framework for measuring fair value, clarifies the definition of fair value, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

8. Regulatory Matters

On October 11, 2006, the Adviser was notified that the Pacific Regional Office of the SEC is conducting an examination concerning marketing budget arrangements with entities that provide administrative services to the Trust. NCB and the Adviser are cooperating fully with the SEC in that examination. The Adviser provided its initial response to the SEC on January 12, 2007 and subsequently provided follow-up written responses. At this stage of the investigation, the Adviser is not able to predict the outcome of this examination. The Board of Trustees of the Trust has established a committee comprising independent members of the Board of Trustees to monitor this matter on behalf of the Board.

43

Allegiant Money Market Funds

NOTICE TO SHAREHOLDERS

(Unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal laws. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for calendar year 2007 income tax purposes will be sent to them in early 2008. Please consult your tax advisor for proper treatment of this information.

Tax Information

The following tax information represents fiscal year end disclosure of various tax benefits passed through to shareholders at calendar year end.

Of the dividends paid by the following Funds, the corresponding percentages represent the amount of such dividends which are tax exempt for regular federal income tax purposes.

Name of Fund
Ohio Municipal Money Market Fund	100%
Pennsylvania Tax Exempt Money Market Fund	100%
Tax Exempt Money Market Fund	100%

Proxy Voting

A description of the policies and procedures that Allegiant Funds use to determine how to vote proxies relating to their portfolio securities as well as information regarding how Allegiant Funds voted proxies during the most recent 12-month period ending June 30, is available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Fund’s website at www.allegiantfunds.com, or on the SEC’s website at http://www.sec.gov

Quarterly Schedule of Investments

The Form N-Q, which includes a complete schedule of investments, must be filed with the SEC within 60 days of the end of the Trust’s first and third fiscal quarters. The Trust’s Forms N-Q are available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Trust’s website at www.allegiantfunds.com, on the SEC’s website at http://www.sec.gov, or they may be reviewed and/or copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

44

Investment Adviser

Allegiant Asset Management Company

200 Public Square, 5th Floor

Cleveland, Ohio 44114

Distributor

Professional Funds Distributor, LLC

760 Moore Road

King of Prussia, Pennsylvania 19406

Legal Counsel

Drinker Biddle & Reath LLP

One Logan Square

18th and Cherry Streets

Philadelphia, Pennsylvania 19103-6996

Independent Registered Public Accounting Firm

Ernst & Young LLP

Two Commerce Square

2001 Market Street, Suite 4000

Philadelphia, Pennsylvania 19103

Custodian

PFPC Trust Co.

8800 Tinicum Boulevard, 4th Floor

Philadelphia, Pennsylvania 19153

760 Moore Road

King of Prussia, PA 19406

INVESTMENT ADVISER:

Allegiant Asset Management Company

200 Public Square, 5th Floor

Cleveland, OH 44114

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Dorothy A. Berry, Kelly J. Brennan, John F. Durkott, Richard W. Furst and Robert D. Neary is each qualified to serve as an audit committee financial expert serving on its audit committee and that each is “independent,” as defined by paragraph (a)(2) of this Item.

The board of trustees determined that Richard Furst qualified as an audit committee financial expert pursuant to paragraph (c)(4) of this Item because, in addition to his long service on the registrant’s board of trustees, (i) he holds graduate degrees in finance, (ii) he has been a professor of finance at, and dean of the business school for, a major U.S. university, and (iii) he has served on the audit committees of several other companies, including one that files reports with the Commission.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for professional services rendered by the Registrant’s independent auditors for the audit of the Registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $593,500 and $615,700 for the fiscal years ended May 31, 2007 and 2006, respectively.

Audit-Related Fees

(b)	The aggregate fees billed for assurance and related services by the Registrant’s independent auditors that are reasonably related to the performance of the audit of the Registrant’s financial statements and not reported under paragraph (a) above were $0 and $0 for the fiscal years ended May 31, 2007 and 2006, respectively.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the Registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the Registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 and $120,268 for the Registrant’s fiscal years ended May 31, 2007 and 2006, respectively. The 2006 audit-related service was for the preparation of the Report on Controls Placed in Operation and Tests of Operating Effectiveness of the National City Trust Division.

Tax Fees

(c)	The aggregate fees billed for professional services rendered by the Registrant’s independent auditors for tax-related services were $28,000 and $0 for the fiscal years ended May 31, 2007 and 2006, respectively.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the Registrant’s independent auditors for tax-related services provided to the Registrant’s investment adviser and other services providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2007 and 2006, respectively.

All Other Fees

(d)	The aggregate fees billed for all professional services provided by the Registrant’s independent auditors to the Registrant other than those set forth in paragraphs (a), (b), and (c) above were $0 and $0 for the fiscal years ended May 31, 2007 and 2006, respectively.

The aggregate fees billed in each of the last two fiscal years for all professional services other than those set forth in paragraphs (b) and (c) above provided by the Registrant’s independent auditors to the Registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $60,000 and $0 for the Registrant’s fiscal years ended May 31, 2007 and 2006, respectively. The 2007 service was for the Allegiant marketing Budget Findings Report.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee shall:

1.	Determine the firm to be employed as the Funds’ independent auditors and the terms of their engagement for the Funds’ audit and non-audit services.

(a)	The Audit Committee shall review and approve proposals for the independent auditors to render permissible non-audit services. The Audit Committee may adopt pre-approval policies and procedures, including both general pre-approvals and terms for specific case-by-case approvals, and may delegate the authority to grant such pre-approvals to one or more members of the Committee.

(b)	The pre-approval requirement may be waived with respect to the provision of non-audit services for the Funds if: (i) the aggregate amount of all such non-audit services provided to the Funds constitutes not more than 5% of the total amount of revenues paid by the Funds to its independent auditor during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

2.	Review and approve in advance with the independent auditors each non-audit engagement involving the Funds’ independent auditor and the Funds’ investment adviser and any entity controlling, controlled by or under common control with the adviser (“control affiliates”) where: (i) the investment adviser or its control affiliate provides ongoing services to the Funds; and (ii) the engagement relates directly to the operations and financial reporting of the Funds.

(a)	The pre-approval requirement may be waived if: (i) the aggregate amount of all services provided constitutes not more than 5% of the total amount of revenues paid to the Funds’ independent auditor by the Funds’ investment adviser and its control affiliates that provide ongoing services to the Funds during the fiscal year in which the services are provided that would have to be pre-approved by the Funds’ Audit Committee; (ii) such services were not recognized by the Funds’ adviser or its control affiliates (that provide ongoing services to the Fund) at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	100%

(d)	N/A

(f)	Not applicable

(g)	The aggregate non-audit fees billed in each of the last two fiscal years by the Registrant’s independent auditors for services rendered to the Registrant and to the its investment adviser and other service providers under common control with the adviser that provides ongoing services to the Registrant were $321,000 and $603,972 for the Registrant’s fiscal years ended May 31, 2007 and 2006, respectively. These services were for the GIPS/AIMR examination reports, the Trust SAS70, Allegiant tax compliance services, the Allegiant marketing Budget Findings Report and for the preparation of third-party compliance reports.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is incorporated by reference to Exhibit (a)(1) of the registrant’s Form N-CSR filed on August 6, 2004 (Accession No. 0000935069-04-001038).

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Allegiant Funds

By (Signature and Title)*	/s/ Timothy L. Swanson
Timothy L. Swanson, President, Chief Executive Officer & Chief Legal Officer
(principal executive officer)

Date 7/24/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Timothy L. Swanson
Timothy L. Swanson, President, Chief Executive Officer & Chief Legal Officer
(principal executive officer)

Date 7/24/2007

By (Signature and Title)*	/s/ Patrick E. Glazar
Patrick E. Glazar, Treasurer
(principal financial officer)

Date 7/24/2007

*	Print the name and title of each signing officer under his or her signature.